================================================================================


                      Delaware First Financial Corporation




                                   Conversion

                                   Valuation

                                   Appraisal




               Date Issued:                     September 18, 1997

               Date of Market Prices:           September 8, 1997


================================================================================

                                Table of Contents
                      Delaware First Financial Corporation
                              Wilmington, Delaware

INTRODUCTION                                                                   1
--------------------------------------------------------------------------------

1.  OVERVIEW AND FINANCIAL ANALYSIS                                            3
--------------------------------------------------------------------------------

   GENERAL OVERVIEW                                                            3
   STRATEGIC DIRECTION                                                         5
   REGULATORY AGREEMENT                                                        6
   BALANCE SHEET TRENDS                                                        7
   LOAN PORTFOLIO                                                             10
   SECURITIES                                                                 13
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                 14
   ASSET QUALITY                                                              15
   FUNDING COMPOSITION                                                        18
   ASSET/LIABILITY MANAGEMENT                                                 21
   NET WORTH AND CAPITAL                                                      22
   INCOME AND EXPENSE TRENDS                                                  23
   SUBSIDIARIES                                                               27
   LEGAL PROCEEDINGS                                                          27

2. MARKET AREA ANALYSIS                                                       28
--------------------------------------------------------------------------------

   BRANCH FACILITIES                                                          29
   MARKET AREA DEMOGRAPHICS                                                   30
   MARKET AREA DEPOSIT CHARACTERISTICS                                        32


3. COMPARISONS WITH PUBLICLY TRADED THRIFTS                                   33
--------------------------------------------------------------------------------

   INTRODUCTION                                                               33
   SELECTION SCREENS                                                          33
   SELECTION CRITERIA                                                         35
   COMPARABLE GROUP PROFILES                                                  37
   CORPORATE DATA                                                             42
   KEY FINANCIAL DATA                                                         43
   CAPITAL DATA                                                               44
   ASSET QUALITY DATA                                                         45
   PROFITABILITY DATA                                                         46
   INCOME STATEMENT DATA                                                      47
   GROWTH DATA                                                                48
   MARKET CAPITALIZATION DATA                                                 49
   DIVIDEND DATA                                                              50
   PRICING DATA                                                               51

4. MARKET VALUE DETERMINATION                                                 52
--------------------------------------------------------------------------------

   INTRODUCTION                                                               52
   FINANCIAL STRENGTH                                                         53
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                55
   MARKET AREA                                                                59
   MANAGEMENT                                                                 60
   DIVIDENDS                                                                  61
   LIQUIDITY OF THE ISSUE                                                     62
   SUBSCRIPTION INTEREST                                                      63
   RECENT REGULATORY MATTERS                                                  64
   MARKET FOR SEASONED THRIFT STOCKS                                          65
   ACQUISITION  MARKET                                                        69
   ADJUSTMENTS TO VALUE                                                       74
   VALUATION APPROACH                                                         75
   VALUATION CONCLUSION                                                       78

--------------------------------------------------------------------------------
                                                               [GRAPHIC OMITTED]

                                 List of Figures
                      Delaware First Financial Corporation
                              Wilmington, Delaware

FIGURE 1 - CURRENT BRANCH LIST                                                 3
FIGURE 2 - HISTORICAL TIMELINE                                                 4
FIGURE 3 - ASSET AND RETAINED EARNINGS CHART                                   7
FIGURE 4 - AVERAGE YIELDS AND COSTS                                            8
FIGURE 5 - KEY BALANCE SHEET DATA                                              9
FIGURE 6 - KEY OPERATIONS DATA                                                 9
FIGURE 7 - LOAN MIX AS OF JUNE 30, 1997 CHART                                 10
FIGURE 8 - NET LOANS RECEIVABLE CHART                                         11
FIGURE 9 - LOAN MIX                                                           12
FIGURE 10 - SECURITIES CHART                                                  13
FIGURE 11 - INVESTMENT MIX                                                    14
FIGURE 12 - INVESTMENT PORTFOLIO MATURITY                                     14
FIGURE 13 - NON-PERFORMING ASSETS CHART                                       15
FIGURE 14 - NON-PERFORMING LOANS                                              16
FIGURE 15 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART                17
FIGURE 16 - DEPOSIT MIX                                                       18
FIGURE 17 - DEPOSIT AND BORROWING TREND CHART                                 19
FIGURE 18 - TIME DEPOSITS MATURITY SCHEDULE                                   20
FIGURE 19 - NPV ANALYSIS CHART                                                21
FIGURE 20 - CAPITAL ANALYSIS                                                  22
FIGURE 21 - NET INCOME CHART                                                  23
FIGURE 22 - SPREAD AND MARGIN CHART                                           24
FIGURE 23 - INCOME STATEMENT TRENDS                                           25
FIGURE 24 - PROFITABILITY TREND CHART                                         26
FIGURE 25 - TARGET MARKETS                                                    28
FIGURE 26 - BRANCH FACILITY TABLE                                             29
FIGURE 27 - POPULATION & HOUSEHOLD DEMOGRAPHICS                               30
FIGURE 28 - DEPOSIT TRENDS AND MARKET SHARE TABLE                             32
FIGURE 29 - KEY FINANCIAL INDICATORS                                          40
FIGURE 30 - COMPARABLE CORPORATE DATA                                         42
FIGURE 31 - COMPARABLE KEY FINANCIAL DATA                                     43
FIGURE 32 - COMPARABLE CAPITAL DATA                                           44
FIGURE 33 - COMPARABLE ASSET QUALITY DATA                                     45
FIGURE 34 - COMPARABLE PROFITABILITY DATA                                     46
FIGURE 35 - COMPARABLE INCOME STATEMENT DATA                                  47
FIGURE 36 - COMPARABLE GROWTH DATA                                            48
FIGURE 37 - COMPARABLE MARKET CAPITALIZATION DATA                             49
FIGURE 38 - COMPARABLE DIVIDEND DATA                                          50
FIGURE 39 - COMPARABLE PRICING DATA                                           51
FIGURE 40 - NET INCOME CHART                                                  56
FIGURE 41 - SPREAD AND MARGIN CHART                                           57
FIGURE 42 - SNL THRIFT INDEX CHART                                            65
FIGURE 43 - HISTORICAL SNL INDEX                                              66
FIGURE 44 - EQUITY INDICES                                                    67
FIGURE 45 - HISTORICAL RATES                                                  68
FIGURE 46 - DEALS FOR LAST FIVE QUARTERS                                      69
FIGURE 47 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK               70
FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK      71
FIGURE 49 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                   71
FIGURE 50 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS             72
FIGURE 51 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS           72
FIGURE 52 - DEAL MULTIPLES                                                    73
FIGURE 53 - ACQUISITION TABLE                                                 73
FIGURE 54 - VALUE RANGE OFFERING DATA                                         76
FIGURE 55 - COMPARABLE PRICING MULTIPLES                                      77
FIGURE 56 - RECENT STANDARD CONVERSION MULTIPLES                              77
FIGURE 57 - ADJUSTED SUPERMAX TO RECENT CONVERSION COMPARISON                 77

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                                                               [GRAPHIC OMITTED]

                                LIST OF EXHIBITS
                      DELAWARE FIRST FINANCIAL CORPORATION
                              WILMINGTON, DELAWARE

EXHIBIT
-------

  1  CONSOLIDATED BALANCE SHEETS

  2  CONSOLIDATED STATEMENTS OF INCOME

  3  CONSOLIDATED STATEMENTS OF EQUITY

  4  CONSOLIDATED STATEMENTS OF CASH FLOWS

  5  SELECTED MARKET DATA - ALL PUBLIC THRIFTS

  6  MARKET MULTIPLES - COMPARABLES

  7  SELECT MARKET DATA - 1996-TO-DATE STANDARD CONVERSIONS

  8  PROFORMA APPRAISAL CALCULATION - OFFERING CIRCULAR 6/30/97 UNADJUSTED DATA

  9  PROFORMA APPRAISAL CALCULATION - OFFERING CIRCULAR 12/31/96 UNADJUSTED DATA

 10  PROFORMA APPRAISAL CALCULATION - APPRAISAL 6/30/97 ADJUSTED DATA

 11  PROFILE OF FINPRO, INC.







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                                                               [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                                Page: 1 - 1
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Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of Ninth Ward Savings Bank (the "Bank" or "Ninth Ward") in connection with the Plan of Conversion ("Conversion") of Ninth Ward from a federally chartered mutual savings bank to a federally chartered stock savings bank. Pursuant to the Plan of Conversion, (i) the Bank will convert from a federally chartered savings bank organized in mutual form to a federally chartered savings bank organized in the stock form, (ii) the Bank will offer and sell shares of its common stock in a subscription and community offering.

It is our understanding that the Bank will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the audited financial statements of the Bank's operations for the six month period ended June 30, 1997 and the Bank's operations and financials for the prior two years ending December 31, 1996. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, Deloitte & Touche LLP (the Bank's independent audit firm), Trident Securities, Inc. (the Bank's underwriter), and Peabody & Brown (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                                Page: 1 - 2
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Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                                Page: 1 - 3
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1.  Overview and Financial Analysis

    GENERAL OVERVIEW

The Bank after the Conversion, will be a federally chartered stock savings bank. As of June 30, 1997, the Bank had $112.5 million in total assets, $78.4 million in deposits, $92.9 million in net loans and $6.1 million in equity.

The following picture shows the Bank's branch as of June 30, 1997.

                         FIGURE 1 - CURRENT BRANCH LIST

Branch Office                                                            Town
--------------------------------------------------------------------------------
400 Delaware Avenue                                                   Wilmington


                                [PHOTO OMITTED]

Conversion Valuation Appraisal Report                                Page: 1 - 4
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The  Bank  was  formed  as  Ninth  Ward  Building  & Loan  Association  in 1922.
Additional notable events include:

                         FIGURE 2 - HISTORICAL TIMELINE

          1954  Changed name to Ninth Ward Savings and Loan Association.

          1962  J. Bayard Cloud named president.

          1982  Ronald P. Crouch named president.

          1992 Converted to a federal charter and changed name to Ninth Ward Savings Bank, FSB.

          1994  Completely renovated bank office building.

Conversion Valuation Appraisal Report                                Page: 1 - 5
================================================================================

    STRATEGIC DIRECTION

The Bank has been a community oriented institution. The principal sources of funds for activities are deposits, payments on loans and borrowings from the FHLB of Pittsburgh. These funds are used principally for the origination of loans secured by first mortgages on one-to-four-family residences which are located in the market area. Such loans totaled $82.6 million, or 88.94%, of the total loan portfolio at June 30, 1997. The principal source of revenue is the interested receive on loans and the principal expense is the interest paid on deposits and FHLB advances.

The net proceeds from the sale of Common Stock will substantially increase the capital of the Bank. It is anticipated that the Holding Company will retain 25% of the net proceeds from the issuance of the Common Stock as its initial capitalization and will use the balance of the net Conversion proceeds to purchase all of the common stock of the Bank to be issued upon conversion.

The Bank's net proceeds will become part of the Bank's general funds for use in its business, subject to applicable regulatory restrictions. Specifically, the net proceeds will be utilized to invest in short term U.S. Treasuries. The portion of the net proceeds retained by the Holding Company initially will be used to lend to the Bank or to invest in U.S. Government and Federal Agency securities. Ultimately the funds may be used to support the future expansion of operations through acquisitions of other financial service organizations, such as other mutual or stock savings institutions and commercial banks, diversification into other related businesses and for other business and investment purposes (although no such transactions are specifically being considered at this time), including the possible payment of dividends, excess capital distribution and repurchases of Common Stock. Additionally, net proceeds will be utilized to purchase or lease additional branch facilities outside of the City of Wilmington and to leverage, or grow the Bank in total assets.

As such, the Bank's major thrusts over a five-year horizon are as follows:

     1. Converting to a stock institution to raise capital to fund growth opportunities and strengthen the capital position of the Bank;

     2.   Planned core business growth of the Bank;

     3.   Open de-novo branches, one in the near term;

     4. Change in the loan mix toward commercial lending and home equity products;

     5. Change of the funding mix toward core deposits and away from borrowings and time deposits.

Conversion Valuation Appraisal Report                                Page: 1 - 6
================================================================================

    REGULATORY AGREEMENT


The Bank entered into a supervisory agreement with the Office of Thrift Supervision on May 21, 1997. The Bank must perform the following tasks in order to satisfy the agreement:

     o    Compile a three year written business plan (this has been completed)

          1. The Plan and its implementation by management shall be review by the Board and updated at least annually.

          2. The Bank shall obtain assistance of independent consultants to assist in the formulation of the Business Plan.

     o The Board shall implement and periodically review the Bank's interest rate risk policies. This policies shall be designed to significantly reduce the Bank's level of interest rate risk.

     o The Board shall establish procedures governing meetings of the Board. Minutes of the Board meets shall be accurate and contain sufficient detail to record votes, deliberations of, and actions of the Board. Board member must be provided sufficient information to make informed judgments about their responsibilities to oversee the performance of the institutions.

     o The Bank shall provide written notice at least 30 days prior to changes to its directors of executive staff to the OTS. The Bank shall not enter into, renew or extend the contractual arrangement related to compensation or benefits with any director senior executive officer without providing 30 days written notice to the OTS and receiving a written notice of non-objection from the regional director.

It is anticipated that this agreement will remain in effect throughout the course of the IPO.

Conversion Valuation Appraisal Report                                Page: 1 - 7
================================================================================

    BALANCE SHEET TRENDS


The asset size of the Bank has increased since December 31, 1995, at which time the Bank had assets of $97.4 million. Since that time, assets have grown $15.2 million, or 15.58%, to $112.5 million at June 30, 1997. Retained earnings have grown a diminimus amount, from $6.06 million at December 31, 1995 to $6.09 million at June 30, 1997, or 0.40%.


                  FIGURE 3 - ASSET AND RETAINED EARNINGS CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                                Page: 1 - 8
================================================================================

Both spread and margin have decreased for the six month period ending June 30, 1997, when compared to the same six month period ending June 30, 1996.

                       FIGURE 4 - AVERAGE YIELDS AND COSTS

                                                                Six Months Ended June 30,
                                          ---------------------------------------------------------------------
                                                         1997                                1996
                                          ---------------------------------   ---------------------------------
                                             Average      Interest               Average      Interest
                                           Outstanding     Earned/   Yield/    Outstanding     Earned/   Yield/
                                             Balance        Paid      Rate       Balance        Paid      Rate
                                           -----------    --------   ------    -----------    --------   ------
                                                                  (Dollars in Thousands)
Assets:
  Interest-earning assets
    Loans receivable net                  $ 99,011,640   $3,797,982   7.74%   $ 83,836,933   $3,346,748   8.05%
    Investment securities                    7,963,438      222,602   5.64%     12,943,599      364,433   5.68%
    Interest-bearing deposits                2,216,029       51,774   4.71%      2,342,926       51,466   4.43%
                                          ------------   ----------   ----    ------------   ----------   ----
      Total interest-earning assets        109,191,107    4,072,358   7.52%     99,123,458    3,762,647   7.66%
  Non-interest earning assets                3,779,984                           3,568,488
                                          ------------                        ------------
      Total assets                        $112,971,091                        $102,691,946
                                          ============                        ============
Liabilities:
  Interest-bearing liabilities:
    Deposits                              $ 78,725,866    2,196,245   5.63%   $ 81,604,579    2,276,637   5.63%
    Advances from FHLB                      25,370,166      780,646   6.21%     12,614,174      364,473   5.97%
                                          ------------   ----------   ----    ------------   ----------   ----
      Total interest-bearing liabilities   104,096,032    2,976,891   5.77%     93,918,753    2,641,110   5.67%
                                                         ----------                          ----------
  Non-interest bearing liabilities           2,563,029                           2,454,502
                                          ------------                        ------------
      Total liabilities                    106,659,061                          96,373,255
                                          ============                        ============
  Equity                                     6,312,030                           6,318,691
                                          ------------                        ------------
      Total liabilities and equity        $112,971,091                        $102,691,946
                                          ============                        ============

Net interest-earning spread                              $1,095,467   1.75%                  $1,121,537   1.99%
                                                         ==========   ====                   ==========   ====
Margin                                                                2.01%                               2.26%
                                                                      ====                                ====
Interest-earning assets to
  interest-bearing liabilities                  104.89%                             105.54%
                                                ======                              ======

                                                                 Year Ended December 31,
                                          ---------------------------------------------------------------------
                                                         1996                                1995
                                          ---------------------------------   ---------------------------------
                                             Average      Interest               Average      Interest
                                           Outstanding     Earned/   Yield/    Outstanding     Earned/   Yield/
                                             Balance        Paid      Rate       Balance        Paid      Rate
                                           -----------    --------   ------    -----------    --------   ------
                                                                  (Dollars in Thousands)
Assets:
  Interest-earning assets
    Loans receivable net                  $ 91,051,307   $7,092,065   7.79%   $ 78,025,302   $6,408,566   8.21%
    Investment securities                   12,644,840      709,493   5.61%     13,455,339      763,764   5.68%
    Interest-bearing deposits                2,412,209      120,551   5.00%      1,717,488      120,417   7.01%
                                          ------------   ----------   ----    ------------   ----------   ----
      Total interest-earning assets        106,118,356    7,922,109   7.47%     93,198,129    7,292,747   7.83%
  Non-interest earning assets                3,621,634                           3,268,610
                                          ------------                        ------------
      Total assets                        $109,739,990                        $ 96,466,739
                                          ============                        ============
Liabilities:
  Interest-bearing liabilities:
    Deposits                              $ 80,199,223    4,497,657   5.61%   $ 77,715,774    4,351,008   5.60%
    Advances from FHLB                      20,868,039    1,252,482   6.00%     10,957,934      704,133   6.43%
                                          ------------   ----------   ----    ------------   ----------   ----
      Total interest-bearing liabilities   101,067,272    5,750,139   5.69%     88,673,708    5,055,141   5.70%
                                                         ----------                          ----------
  Non-interest bearing liabilities           2,386,544                           1,776,907
                                          ------------                        ------------
      Total liabilities                    103,453,816                          90,450,615
                                          ============                        ============
  Equity                                     6,286,174                           6,016,124
                                          ------------                        ------------
      Total liabilities and equity        $109,739,990                        $ 96,466,739
                                          ============                        ============

Net interest-earning spread                              $2,171,970   1.78%                  $2,237,606   2.13%
                                                         ==========   ====                   ==========   ====
Margin                                                                2.05%                               2.40%
                                                                      ====                                ====
Interest-earning assets to
  interest-bearing liabilities                  105.00%                             105.10%
                                                ======                              ======

Source: Offering Prospectus

Conversion Valuation Appraisal Report                                Page: 1 - 9
================================================================================

The following tables set forth certain information concerning the financial position of the Bank along with operations data at the dates indicated.


                        FIGURE 5 - KEY BALANCE SHEET DATA

                                                June 30,            December 31,
                                              ------------   --------------------------
                                                  1997           1996          1995
                                                  ----           ----          ----
Total assets                                  $112,544,699   $112,683,218   $97,377,204
Investment securities, net                       5,992,005      6,475,800    11,488,192
Mortgage-backed securities                         190,414        203,147       698,669
Interest-bearing deposits                        2,668,566      2,456,294       783,808
Noninterest-bearing securities                     169,649        187,158       277,048
Loans receivable, net                           92,919,385     98,042,118    78,835,306
Loans held for sale                              5,547,674             --     1,020,000

Deposits                                        78,351,363     78,408,793    81,522,249
Total borrowings                                25,200,000     25,900,000     7,950,000
Retained earnings - substancially restricted     6,086,942      5,957,589     6,062,906

Source: Offering Prospectus


                         FIGURE 6 - KEY OPERATIONS DATA

                                                      Six Month's Ending      Twelve Month's Ending
                                                           June 30,                December 31,
                                                   -----------------------   -----------------------
Selected Operations Data                              1997         1996         1996         1995
------------------------                              ----         ----         ----         ----
Total interest income                              $4,072,358   $3,762,647   $7,922,109   $7,292,747
Total interest expense                              2,976,891    2,641,110    5,750,139    5,055,141
                                                   ----------   ----------   ----------   ----------
  Net interest income                               1,095,467    1,121,537    2,171,970    2,237,606

Provision for loan losses                              10,000       26,000       47,000        5,000
                                                   ----------   ----------   ----------   ----------
Net interest income after provision for loan loss   1,085,467    1,095,537    2,124,970    2,232,606

Gain on sales of securities                            16,632       48,766       68,629      438,970
Other non-interest income                              68,281      108,504      236,147       81,229
                                                   ----------   ----------   ----------   ----------
Total non-interest income                              84,913      157,270      304,776      520,199

Total non-interest expense                            960,575    1,181,961    2,593,287    2,068,211
                                                   ----------   ----------   ----------   ----------
Income before taxes                                   209,805       70,846     (163,541)     684,594

Income tax provision                                   88,000       30,000      (69,000)     264,670
                                                   ----------   ----------   ----------   ----------
Net income                                         $  121,805   $   40,846   $  (94,541)  $  419,924
                                                   ==========   ==========   ==========   ==========

Source: Offering Prospectus

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    LOAN PORTFOLIO

All of the Bank's  loans are single  family  residential  loans or are backed by
single  family  residential  collateral.   The  Bank's  loan  portfolio  is  one
dimensional.


                 FIGURE 7 - LOAN MIX AS OF JUNE 30, 1997 CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

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Conversion Valuation Appraisal Report                               Page: 1 - 11
================================================================================

Loans have grown from $78.8 million at December 31, 1995, to $92.9 million at June 30, 1997, which translates into growth of 17.87% over that period. The Bank maintained a net loans to assets ratio in excess of 80.00% at June 30, 1997.


                      FIGURE 8 - NET LOANS RECEIVABLE CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 12
================================================================================

The Bank's loan mix is one dimensional.

                               FIGURE 9 - LOAN MIX

                                     June 30, 1997                 December 31, 1996               December 31, 1995
                             -----------------------------   -----------------------------   -----------------------------
                                Amount    Percent of Total      Amount    Percent of Total      Amount    Percent of Total
                                ------    ----------------      ------    ----------------      ------    ----------------
Real estate loans:
  Residential mortgage       $82,625,969        88.92%       $87,918,256        89.67%       $67,937,470        86.18%
                             -----------       ------        -----------       ------        -----------       ------
    Total real estate loans  $82,625,969        88.92%       $87,918,256        89.67%       $67,937,470        86.18%

Other loans:
  Deposit account            $   710,275         0.76%       $   528,198         0.54%       $   839,344         1.06%
  Home equity loans          $ 7,942,666         8.55%       $ 8,082,865         8.24%       $ 8,387,260        10.64%
  Equity lines of credit     $ 2,963,299         3.19%       $ 2,823,273         2.88%       $ 2,753,989         3.49%
                             -----------       ------        -----------       ------        -----------       ------
    Total other loans        $11,616,240        12.50%       $11,434,336        11.66%       $11,980,593        15.20%

Less:
  Unamortized fees           $ 1,065,824         1.15%       $ 1,063,474         1.08%       $   882,757         1.12%
  Allowance for loan losses  $   257,000         0.28%       $   247,000         0.25%       $   200,000         0.25%
                             -----------                     -----------                     -----------
Total loans, net             $92,919,385       100.00%       $98,042,118       100.00%       $78,835,306       100.00%
                             ===========                     ===========                     ===========

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 13
================================================================================

    SECURITIES

The combined investment and mortgage-backed security portfolio has declined $6 million or 49.27%, since December 31, 1995. The mix has shifted away from agency securities.


                          FIGURE 10 - SECURITIES CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 14
================================================================================

    INVESTMENTS AND MORTGAGE-BACKED SECURITIES

The Bank's investment portfolio has declined from $12.9 million at December 31, 1995 to $7.5 million at June 30, 1997. The mix has shifted away from agency securities and toward U.S. Treasuries, which now comprise 26.64% of the portfolio, as opposed to 11.60% at December 31, 1995.

                           FIGURE 11 - INVESTMENT MIX

                                               June 30,                          December 31,
                                        ----------------------   ---------------------------------------------
                                                 1997                    1996                    1995
                                        ----------------------   ---------------------   ---------------------
                                         Carrying   Percentage   Carrying   Percentage   Carrying   Percentage
                                           Value     of Total      Value     of Total      Value     of Total
                                         --------   ----------   --------   ----------   --------   ----------
Federal Farm Credit Bank                $       --      0.00%   $       --      0.00%  $ 3,499,715     27.10%
Federal Home Loan Bank                   1,993,885     26.53%    2,484,465     30.38%    2,490,745     19,29%
Federal Home Loan Mortgage Corporation     500,065      6.65%      499,500      6.11%    1,500,000     11.61%
Federal National Mortgage Association      497,675      6.62%      495,805      6.06%    1,000,000      7.74%
Student Loan Market Association            998,190     13.28%      992,510     12.13%    1,500,000     11.61%
U.S. Treasuries                          2,002,190     26.64%    2,003,520     24.50%    1,497,732     11.60%
                                        ----------    ------    ----------    ------   -----------    ------
  Total Investment Securities            5,992,005     79.73%    6,475,800     79.18%   11,488,192     88.96%
                                        ==========              ==========             ===========

Mortgage-backed securities                 190,414      2.53%      203,147      2.48%      698,669      5.41%
Federal Home Loan Bank stock, at cost    1,332,500     17.73%    1,500,000     18.34%      727,500      5.63%
                                        ----------    ------    ----------    ------   -----------    ------
Total                                   $7,514,919    100.00%   $8,178,947    100.00%  $12,914,361    100.00%
                                        ==========              ==========             ===========

Source: Offering Prospectus


                    FIGURE 12 - INVESTMENT PORTFOLIO MATURITY

                                   One Year or Less                 One to Five Years          Total Investment Securities
                             ---------------------------       --------------------------      ---------------------------
                                              Annualized                       Annualized                       Annualized
                              Carrying         Weighted        Carrying         Weighted        Carrying         Weighted
                                Value         Ave. Yield         Value         Ave. Yield         Value         Ave. Yield
                              --------        ----------       --------        ----------       --------        ----------
Government agencies          $5,992,005          5.36%         $     --            N/A         $5,992,005          5.36%
Mortgage-backed Securities           --           N/A           190,414           7.01%           190,414          7.01%
FHLB stock                    1,332,500          6.38%               --            N/A          1,332,500          6.38%
                             ----------          ----          --------           ----         ----------          ----
Total                        $7,324,505          5.54%         $190,414           7.01%        $7,514,919          5.58%
                             ==========          ====          ========           ====         ==========          ====

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 15
================================================================================

    ASSET QUALITY

Non-performing loans, as defined in the offering prospectus, have increased from $244 thousand at December 31, 1995 to $327 thousand at June 30, 1997. The Bank currently does not have any REO. The Bank's nonperforming assets to period end assets ratio was 0.29% at June 30, 1997.


                     FIGURE 13 - NON-PERFORMING ASSETS CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 16
================================================================================


                        FIGURE 14 - NON-PERFORMING LOANS


--------------------------------------------------------------------------------
                                                          At June 30, 1997
                                                          ($ in thousands)
--------------------------------------------------------------------------------
Non-performing loans                                            $327
--------------------------------------------------------------------------------
Real estate owned, net                                          $  0
--------------------------------------------------------------------------------
       Total non-performing assets                              $327
--------------------------------------------------------------------------------
Non-performing loans as a percentage of total loans             0.35%
--------------------------------------------------------------------------------
Non-performing assets to total assets                           0.29%
--------------------------------------------------------------------------------
Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 17
================================================================================

The Bank has grown its allowance for loan and lease losses from $200 thousand at December 31, 1995 to $257 thousand at June 30, 1997. ALLL to non-performing assets is 78.59% as of June 30, 1997.


         FIGURE 15 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 18
================================================================================

    FUNDING COMPOSITION

The Bank's deposit mix as for June 30, 1997 and the prior two fiscal years is presented below.

                             FIGURE 16 - DEPOSIT MIX

                                 At June 30, 1997             At December 31, 1996            At December 31, 1995
                          -----------------------------   -----------------------------   -----------------------------
                                               Weighted                        Weighted                        Weighted
                                     Percent    Average              Percent    Average              Percent    Average
Deposits by Rate           Amount   of Total     Rate      Amount   of Total     Rate      Amount   of Total     Rate
----------------           ------   --------   --------    ------   --------   --------    ------   --------   --------
Passbook Accounts         $ 2,537      3.24%     4.14%    $ 2,536      3.24%     4.14%    $ 2,867      3.66%     4.14%
Money Market Accounts       8,904     11.36%     3.37%      8,246     10.52%     3.35%      8,725     11.14%     3.17%
IRA Accounts               11,750     15.00%     6.52%     12,073     15.41%     6.47%     12,507     15.96%     6.89%
Certificates of Deposit:
  Less than 1 year          8,528     10.88%     5.52%      9,962     12.71%     5.46%     10,375     13.24%     5.57%
  1 to 3 years             34,163     43.60%     5.92%     33,194     42.37%     5.83%     34,265     43.73%     6.21%
  More than 3 years        11,344     14.48%     6.46%     11,517     14.70%     6.46%     12,193     15.56%     6.64%
Checking and Other          1,125      1.44%     2.05%        881      1.12%     2.05%        590      0.75%     2.05%
                          -------    ------      ----     -------    ------      ----     -------    ------      ----
Total Deposits            $78,351    100.00%     5.64%    $78,409    100.00%     5.62%    $81,522    100.00%     5.87%
                          =======    ======      ====     =======    ======      ====     =======    ======      ====

Source: Offering Prospectus


The June 30, 1997 cost of deposits, 5.64%, is below the cost of 5.87% in December 31, 1995.

Conversion Valuation Appraisal Report                               Page: 1 - 19
================================================================================

Total deposits have declined $3.2 million or 3.89% since December 31, 1995. Borrowings have grown from $8.0 million at December 31, 1995 to $25.2 million at June 30, 1997.


                 FIGURE 17 - DEPOSIT AND BORROWING TREND CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 20
================================================================================


                  FIGURE 18 - TIME DEPOSITS MATURITY SCHEDULE

Time Deposits Maturity Schedule   June 30, 1998   June 30, 1999   June 30, 2000   June 30, 2001      Total
-------------------------------   -------------   -------------   -------------   -------------      -----
Certificate accounts maturing
  2.00 to 4.00%                    $        --      $    5,377      $       --      $       --    $     5,377
  4.01 to 6.00%                     41,603,352       7,598,587         691,265       3,022,847     52,916,051
  6.01 to 8.00%                      2,596,052       1,690,307       7,967,315         610,357     12,864,031
  8.01 to 10.00%                            --              --              --              --             --
  10.01 to 12.00%                           --              --              --              --             --
                                   -----------      ----------      ----------      ----------    -----------
                                   $44,199,404      $9,294,271      $8,658,580      $3,633,204    $65,785,459
                                   ===========      ==========      ==========      ==========    ===========

The Bank's certificates are weighted toward the short term with $44.2 million, or 67.19%, maturing within one year.

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 21
================================================================================

    ASSET/LIABILITY MANAGEMENT

The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. The following chart was calculated by the OTS utilizing the June 30, 1997 TFR as a data source.


                         FIGURE 19 - NPV ANALYSIS CHART


                                [GRAPHIC OMITTED]


Source: Calculated by the OTS, June 30, 1997 data.

Conversion Valuation Appraisal Report                               Page: 1 - 22
================================================================================

    NET WORTH AND CAPITAL

At June 30, 1997, the Bank had capital in excess of the minimum requirements for all three measures.

                          FIGURE 20 - CAPITAL ANALYSIS

                                               At          Percent of
           Regulatory Capital Position    June 30,1997    Adj. Assets
           ---------------------------   --------------   -----------
                                         $ in thousands

           GAAP Capital                      $6,087          5.41%
                                             ======          ====
           Tangible Capital:
           Capital Level                     $6,058          5.38%
           Required                          $1,688          1.50%
                                             ------          ----
             Excess:                         $4,370          3.88%
                                             ======          ====
           Core Capital:
           Capital Level                     $6,058          5.38%
           Required                          $3,375          3.00%
                                             ------          ----
             Excess:                         $2,683          2.38%
                                             ======          ====
           Risk- Based Capital:
           Capital Level                     $6,315         10.28%
           Required                          $4,916          8.00%
                                             ------          ----
             Excess:                         $1,399          2.28%
                                             ======          ====

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 23
================================================================================

    INCOME AND EXPENSE TRENDS

The chart below shows the Bank's net income for the past two fiscal years plus the six month period ending June 30, 1997. The December 31, 1996, net loss of ($95) thousand is skewed due to the one-time SAIF assessment of $492 thousand.


                          FIGURE 21 - NET INCOME CHART


                                [GRAPHIC OMITTED]

Source:  Offering Prospectus

Note 1: The December 31, 1996 loss of $95 thousand is skewed due to the one-time SAIF assessment of $492 thousand. When adjusted for this one-time event (tax impacted at 40%) the Bank's December 31, 1996 income number would be $200 thousand.

Note 2: June 1997 data is for the six month period and is not annualized. The annualized 1997 net income would be $244 thousand.

Conversion Valuation Appraisal Report                               Page: 1 - 24
================================================================================

Spread and margin have declined since December 31, 1995, as shown in the following chart.


                       FIGURE 22 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 25
================================================================================

A summary of the Bank's income statement is presented below. Net income for the six month period ending June 30, 1997 is higher than net income for the same six month period ending June 30, 1996. The figures for the year ended December 31, 1996, are skewed due to the $492 thousand SAIF assessment.

                       FIGURE 23 - INCOME STATEMENT TRENDS

                                                Six Months                Year Ended
                                              Ended June 30,             December 31,
                                         -----------------------   -----------------------
                                            1997         1996         1996         1995
                                            ----         ----         ----         ----
Total interest Income                    $4,072,358   $3,762,647   $7,922,109   $7,292,747
Total interest Expense                    2,976,891    2,641,110    5,750,139    5,055,141
                                         ----------   ----------   ----------   ----------
  Net interest income                     1,095,467    1,121,537    2,171,970    2,237,606

Provision for loan losses                    10,000       26,000       47,000        5,000
                                         ----------   ----------   ----------   ----------
Net interest income after
  provision for loan losses               1,085,467    1,095,537    2,124,970    2,232,606

Gain (loss) on sale of investments, net      16,632       48,766       68,629      438,970
Other income, net                            68,281      108,504      236,147       81,229
General & administrative expenses           960,575    1,181,961    2,593,287    2,068,211
                                         ----------   ----------   ----------   ----------
Income (loss) before income taxes and
  extraordinary items                       209,805       70,846     (163,541)     684,594
Income taxes (benefit)                       88,000       30,000      (69,000)     264,670
Extraordinary gain (loss)                        --           --           --           --
                                         ----------   ----------   ----------   ----------
Net income                               $  121,805   $   40,846   $  (94,541)  $  419,924
                                         ==========   ==========   ==========   ==========

Source: Offering Prospectus

Conversion Valuation Appraisal Report                               Page: 1 - 26
================================================================================

The ROA and ROE data shown below is not adjusted for the one-time SAIF assessment and the June 1997 data is for the six month period annualized.


                      FIGURE 24 - PROFITABILITY TREND CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus

Note: The December 31, 1996 ROA and ROE are skewed due to the one-time SAIF assessment of $492 thousand. If the December 31, 1996 income were adjusted for this one-time event (tax impacted at 40%) the Bank's ROA and ROE would be 0.18% and 3.18%, respectively.

Conversion Valuation Appraisal Report                               Page: 1 - 27
================================================================================

    SUBSIDIARIES

The Bank has no subsidiaries.


    LEGAL PROCEEDINGS

The Bank is not currently involved in any legal proceedings other than routine legal proceedings that occur in the ordinary course of business, which, in aggregate, involve amounts that are believed to be immaterial to the financial condition of the Bank.

Conversion Valuation Appraisal Report                               Page: 1 - 28
================================================================================

2.  Market Area Analysis

For presentation purposes, market area has been defined as a 1.5 mile radius around the Bank's branch facility. Data for each demographic element (using a 1.5 mile radius) is aggregated for the market area around the branch and displayed in comparison to a 3 and 5 mile radius. The Bank's market is defined as follows (note that only portions of the communities/towns may be included in the radius markets):


                           FIGURE 25 - TARGET MARKETS

--------------------------------------------------------------------------------
               Market                                    Communities / Towns
--------------------------------------------------------------------------------
City of Wilmington, New Castle County                         Wilmington
--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                               Page: 1 - 29
================================================================================

    BRANCH FACILITIES

The Bank operates one branch located at 400 Delaware Avenue in Wilmington, which also serves as the main office.


                        FIGURE 26 - BRANCH FACILITY TABLE


Branch Office                                                  Owned/Leased
--------------------------------------------------------------------------------
400 Delaware Avenue                                                Owned

Conversion Valuation Appraisal Report                               Page: 1 - 30
================================================================================

    MARKET AREA DEMOGRAPHICS

For presentation purposes, market areas have been defined as a 1.5 mile radius around the Bank's branch facility. Data for each demographic element is aggregated for the market area around the branch and displayed in comparison a 3 and 5 mile radius (note that only portions of the communities/towns may be included in the radius markets):


                FIGURE 27 - POPULATION & HOUSEHOLD DEMOGRAPHICS

                                   1.5 Mile Radius  3.0 Mile Radius  5.0 Mile Radius
                                   ---------------  ---------------  ---------------
Population by Race
White                                   37.27%           50.13%           65.18%
Black                                   56.59%           45.26%           31.12%
Hispanic                                 8.46%            6.31%            4.86%
Asian & P.I.                             0.41%            0.65%            0.94%
Other                                    5.72%            3.96%            2.76%

Households by income
Under $5.000                             6.09%            6.45%            6.82%
$5,000 to $14,999                        6.20%            7.11%            7.87%
$15,000 to $24,999                       8.07%            8.67%            9.91%
$25,000 to $34,999                      18.15%           19.91%           21.77%
$35,000 to $49,999                      16.30%           17.11%           17.28%
$50,000 to S74,999                      11.43%           11.55%           11.38%
$75,000 to $99,999                      12.80%           12.08%           10.94%
$100,000 or more                        16.06%           13.48%           11.12%

1997 Est. Average Household Income    $60,582          $64,467          $68,424
1997 Est. Median Household Income     $39,424          $43,104          $46,853
1997 Est. Per Capita Income           $24,895          $26,613          $27,716

Population by Sex
Male                                    46.60%           46.80%           47.56%
Female                                  53.40%           53.20%           52.44%

Population by age
Under 5 years                            7.14%            6.84%            6.59%
5 to 14                                 14.26%           13.57%           13.28%
15 to 24                                12.12%           11.28%           10.85%
25 to 34                                17.29%           16.64%           15.29%
35 to 39                                 8.74%            8.56%            8.49%
40 to 49                                13.53%           14.23%           14.56%
50 to 64                                11.61%           12.48%           13.98%
65 to 74                                 7.68%            8.66%            9.59%
75+                                      7.64%            7.74%            7.37%

median age                              34.54            35.97            37.36
average age                             36.80            37.90            38.70

Population
2002 Projection                        66,460          109,953          186,952
1997 Estimate                          65,662          110,667          189,873
Population 1990                        63,931          110,071          190,702
Population 1980                        62,302          111,451          197,383
Growth 1980 - 1990                       2.61%           -1.24%           -3.38%

Occupied Units
Owner Occupied                          51.38%           58.49%           67.20%
Renter Occupied                         48.62%           41.51%           32.80%
1990 Average Persons Per HH              2.45             2.46             2.52

Per Capita Income                     $24.895          $26,613          $27,716

Conversion Valuation Appraisal Report                               Page: 1 - 31
================================================================================


           FIGURE 27 - POPULATION & HOUSEHOLD DEMOGRAPHICS (Continued)

                                   1.5 Mile Radius  3.0 Mile Radius  5.0 Mile Radius
                                   ---------------  ---------------  ---------------
Population 16+ by Occupation
Executive & Managerial                  11.96%           12.61%           13.20%
Professional Specialty                  12.94%           12.95%           13.86%
Technical Support                        3.61%            4.06%            4.29%
Sales                                    8.59%            9.25%           10.37%
Administrative Support                  19.61%           20.43%           20.30%
Service: Private Household               0.94%            0.67%            0.49%
Service: Protective                      2.63%            2.29%            1.97%
Service: Other                          17.42%           14.69%           12.21%
Farming Forestry & Fishing               0.89%            0.92%            0.84%
Precision Production & Craft             8.06%            8.83%            9.85%
Machine Operator                         5.22%            5.43%            5.12%
Trans. & Material Moving                 3.42%            3.51%            3.55%
Laborers                                 4.71%            4.34%            3.96%

Average Commuting Time
Less than 10 minutes                    16.51%           15.86%           16.37%
10 to 29 minutes                        65.58%           66.19%           65.77%
30 to 59 minutes                        15.40%           15.20%           15.08%
60 to 89 minutes                         2.32%            2.43%            2.36%
90 + minutes                             0.18%            0.32%            0.42%

Population by Education Level
Elementary                              10.88%            9.38%            7.89%
Some High School                        22.77%           19.84%           17.29%
High School Graduate                    29.29%           30.60%           31.22%
Some College                            14.15%           15.11%           16.02%
Associates Degree Only                   4.85%            5.46%            5.75%
Bachelors Degree Only                   11.75%           12.42%           13.55%
Graduate Degree                          6.32%            7.19%            8.28%

Housing Units by Occupancy Status
Occupied                                90.83%           92.27%           93.68%
Vacant                                   9.17%            7.73%            6.32%

Vacant Units
For Rent                                36.76%           39.33%           40.58%
For Sale Only                           20.08%           21.05%           21.52%
Seasonal                                 1.78%            2.54%            3.21%
Other                                   41.38%           37.08%           34.69%

Owner Occupied Property Values
Less than $100,000                      75.66%           67.68%           55.72%
$100 - $200,000                         18.71%           22.67%           32.49%
$200 - $300,000                          3.17%            5.23%            6.98%
$300 - $400,000                          1.09%            2.01%            2.59%
$400 - $500.000                          0.76%            1.35%            1.24%
More than $500,000                       0.61%            1.05%            0.97%

Distribution by Age of Unit - 1990
1 Yr or less                             1.12%            0.93%            0.73%
2-5 Yrs                                  3.87%            3.42%            2.99%
6-10 Yrs                                 5.31%            4.14%            3.26%
11-20 Yrs                                7.19%            6.98%            8.10%
21-30 Yrs                                9.68%           11.59%           15.45%
31-40 Yrs                               10.56%           18.58%           25.16%
41-50 Yrs                               13.51%           17.71%           17.66%
More than 50 Yrs                        48.77%           36.66%           26.65%

Households
2002 projection                        27,272           45,774           76,976
1997 estimate                          26,413           44,838           75,638
1990                                   25,401           43,817           74,099
1980                                   23,816           42,217           71,871
Growth 1980 - 1990                      10.90%            6.21%            5.24%

Persons per household
One                                     36.74%           33.02%           28.01%
Two                                     26.33%           29.14%           31.66%
Three                                   14.69%           15.74%           16.86%
Greater than or Equal to Four           22.24%           22.10%           23.47%

Conversion Valuation Appraisal Report                               Page: 1 - 32
================================================================================

    MARKET AREA DEPOSIT CHARACTERISTICS

As the following table and charts illustrate, total deposits in the City of Wilmington market have increased by 49.63% in this market over the last three years. The Bank had a market share of 0.67% at June 30, 1996 and has experienced an increase of 12.61% in deposits over the last three years. However, this data is obviously skewed by the inclusion of MBNA, a credit card bank, with one branch and over $8.8 billion in deposits.

               FIGURE 28 - DEPOSIT TRENDS AND MARKET SHARE TABLE

                                  ($ in 000's)

                      Competition - Wilmington Market Share

                                  Total    Mkt Share    $ Growth    % Growth   Avg Branch
Institution                        1996       1996     1994-1996   1994-1996      1996      Count
-------------------------------------------------------------------------------------------------
Artisans' Savings Bank              55.9      0.47%        -8.0      -12.46%       55.9       1
Beneficial NB                      236.4      2.00%        52.7       28.68%       78.8       3
Berkeley Federal B&T                 0.0      0.00%       -14.4     -100.00%        0.0       0
Delaware Savings                    46.9      0.40%        29.2      164.80%       46.9       1
Delaware Transit EFCU                0.5      0.00%        -0.4      -41.11%        0.5       1
Delaware Trust                     219.1      1.85%       -65.2      -22.92%       73.0       3
Dexsta FCU                          69.4      0.59%         8.6       14.06%       69.4       1
Fed. Employ. of New Castle FCU       2.2      0.02%         0.1        6.71%        2.2       1
First Union Bank of Delaware        23.0      0.19%        -9.1      -28.38%       23.0       1
Hercules FCU                        10.1      0.09%        -2.1      -16.89%       10.1       1
MBNA America Bank                8,835.3     74.75%     3,740.1       73.40%    8,835.3       1
Mellon Bank                        174.9      1.48%        69.1       65.26%       58.3       3
Ninth Ward Savings Bank             79.4      0.67%         8.9       12.61%       79.4       1
PNC Bank                           570.5      4.83%       -14.5       -2.48%       95.1       6
PSA FCU                              1.3      0.01%         0.1        8.33%        1.3       1
Second National                      0.0      0.00%       -22.2     -100.00%        0.0       0
Sovereign Bank                      15.0      0.13%        15.0      100.00%       15.0       1
Wildupco FCU                         6.4      0.05%        -1.1      -14.80%        6.4       1
Wilmington Postal FCU                6.7      0.06%        -0.7       -9.86%        6.7       1
Wilmington Savings Fund Society    263.3      2.23%        74.2       39.23%       87.8       3
Wilmington Teachers FCU              2.3      0.02%         0.0       -0.87%        2.3       1
Wilmington Trust Co              1,171.7      9.91%        62.3        5.62%      195.3       6
First Home Savings Bank             17.9      0.15%        -1.3       -6.77%       17.9       1
NVF Company EFCU                     0.3      0.00%         0.0      -10.00%        0.3       1
WS EDL FCU                           4.8      0.04%        -0.7      -13.09%        4.8       1
Wilmington Police & Fire FCU         6.1      0.05%        -0.2       -3.33%        6.1       1
=================================================================================================
Total                           11,819.2    100.00%     3,920.3       49.63%      281.4      42

Source: Equifax, data

Conversion Valuation Appraisal Report                               Page: 1 - 33
================================================================================

3.  Comparisons With Publicly Traded Thrifts

    INTRODUCTION

This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 409 public thrifts as of September 8, 1997. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


    SELECTION SCREENS

The selection screens utilized to identify possible Comparables from the list of 409 public thrifts at September 8, 1997 included:

1.   The  institution  had to be traded on  either  the NYSE,  AMEX or NASDAQ to
     ensure   liquidity.   This   eliminated   tightly  held  and  "pink  sheet"
     organizations who lack liquidity.

2. The IPO date had to be on or before June 30, 1996, eliminating any new conversions.

3. The total asset size had to be greater than or equal to $50 million and less than or equal to $150 million.

4.   The Conversion had to be a full standard conversion.

5. The institution had to be located in the New England, Mid-Atlantic, Southeast or Mid-West region.

6. The price to tangible book had to be less than 160%, to eliminate thrifts whose price is artificially inflated due to merger speculation.

Conversion Valuation Appraisal Report                               Page: 1 - 34
================================================================================

7. The return on average equity had to be less than or equal to 6.00%, to eliminate thrifts with substantially better operating data.

Utilizing these screens, the 409 possibilities were narrowed down to 26 candidates. After scanning these candidates the following 15 institutions were eliminated from the Comparable Group for the reasons shown:

      Ticker    Short Name                         City              State
      --------------------------------------------------------------------
      Merger and Aquisition
      ---------------------
      MFCX      Marshalltown Financial Corp.       Marshalltown        IA

      Loan to asset ratio less than 60%
      ---------------------------------
      FCB       Falmouth Co-Operative Bank         Falmouth            MA
      GWBC      Gateway Bancorp Inc.               Catlettsburg        KY
      NSLB      NS&L Bancorp Inc.                  Neosho              MO
      SRN       Southern Banc Company Inc.         Gadsden             AL
      TPNZ      Tappan Zee Financial Inc.          Tarrytown           NY

      More than 3 branches
      --------------------
      CCFH      CCF Holding Company                Jonesboro           GA
      CNSB      CNS Bancorp Inc.                   Jefferson City      MO
      THR       Three Rivers Financial Corp.       Three Rivers        MI
      WHGB      WHG Bancshares Corp.               Lutherville         MD

      Posted a loss for the most recent quarter
      -----------------------------------------
      FFBI      First Financial Bancorp Inc.       Belvidere           IL

      Cost of funds less than 3.45%
      -----------------------------
      GTPS      Greater American Bancorp           Champaign           IL
      INCB      Indiana Community Bank SB          Lebanon             IN
      SSB       Scotland Bancorp Inc               Laurinburg          NC
      SSM       Stone Street Bancorp Inc.          Mocksville          NC

Conversion Valuation Appraisal Report                               Page: 1 - 35
================================================================================

This resulted in a Comparable Group of 11 institutions.

      Ticker    Short Name                         City              State
      --------------------------------------------------------------------
      ALBC      Albion Banc Corp.                  Albion              NY
      ATSB      AmTrust Capital Corp.              Peru                IN
      CLAS      Classic Bancshares Inc.            Ashland             KY
      FFDF      FFD Financial Corp.                Dover               OH
      HFFB      Harrodsburg First Fin Bancorp      Harrodsburg         KY
      HZFS      Horizon Financial Svcs Corp.       Oskaloosa           IA
      LXMO      Lexington B&L Financial Corp.      Lexington           MO
      NBSI      North Bancshares Inc.              Chicago             IL
      PRBC      Prestige Bancorp Inc.              Pleasant Hills      PA
      SOBI      Sobieski Bancorp Inc.              South Bend          IN
      SZB       SouthFirst Bancshares Inc.         Sylacauga           AL


    SELECTION CRITERIA

To be eligible for selection to the Comparable Group, thrifts had to be publicly traded on either the New York Stock Exchange, the American Stock Exchange or traded on the national over-the-counter ("OTC") markets listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. Each company selected is a member of one of the exchanges listed above.

Also excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Finally, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

Conversion Valuation Appraisal Report                               Page: 1 - 36
================================================================================

The members of the Comparable Group were selected based upon the following criteria:

     1.   Liquidity of the issue

     2.   Asset size

     3.   Profitability

     4.   Capital level

     5.   Asset mix

     6.   Operating strategy

     7.   Date of conversion

1. Liquidity of the Issue The existence of an active and regular trading market for a stock is critical to the reliability of share price data. Weak or thinly traded stocks are questionable due to an irregular frequency of trades or highly varied trading prices. Thinly traded stocks also tend to exhibit a very wide bid/ask range. As such, companies exhibiting thin liquidity were excluded from the selection. Also, institutions involved in an acquisition and/or companies with market prices that appear to be influenced by announced or rumored acquisitions have been excluded as the stock prices could be either artificially high or low. For selection of the Comparable Group, only those institutions listed on NYSE, AMEX, NASDAQ were selected. Ten of the members of the Comparable Group are listed on NASDAQ and one is listed on AMEX.

2. Asset size The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged from $59.2 million to $135.7 million in total assets. The Bank's asset size was $112.5 million as of June 30, 1997.

3.  Profitability       The  Comparable  Group  should  have  similar  financial
conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAs averaging 0.73% and ROEs averaging 4.44% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROA measure ranging from a low of 0.30% to a high of 1.52% while the ROE measure ranged from a low of 3.36% to a high of 5.98%. The Bank had an annualized ROA of 0.22% and ROE of 4.05% for the six month period ending June 30, 1997.

Conversion Valuation Appraisal Report                               Page: 1 - 37
================================================================================

4. Capital level The Comparable Group should have a capital level similar to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in a similar range as the Bank were selected. The average equity to assets ratio for the Comparable Group was 16.18% with a high of 28.32% and a low of 8.73%. At June 30, 1997, the Bank had an equity to assets ratio of 5.41%.

5. Asset Mix The asset mix is very important in the selection criteria for Comparables. At June 30, 1997, the Bank had a total net loan to asset ratio of 82.56%. The average loan to asset ratio for the Comparables was 69.51%, ranging from a low of 61.03% to a high of 76.69%.

6. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

7. Date of conversion Recent conversions, those completed after June 30, 1996, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.


     COMPARABLE GROUP PROFILES

     o Albion Banc Corp. ALBC is a SAIF insured institution that operates 2 offices and is headquartered in Albion, New York. ALBC had the highest deposit to asset ratio of 76.24% and the highest deposit growth rate, 16.03%, of the Comparable Group. Albion had the lowest ROA, 0.30%, and ROE, 3.30%, despite having the lowest capital level, 8.73%. ALBC was one of the nine Comparables that had no intangibles. ALBC was included in the Comparable Group based on its loan to asset ratio, capital ratios, modest profitability, asset size, high efficiency ratio and income statement ratios.

     o Amtrust Capital Crop. ATSB is a SAIF insured, Indiana institution that operates 2 branches. ATSB had the highest nonperforming loan to loan ratio, 3.66%, reserves to loans ratio, 0.93% (tied for the highest), efficiency ratio, 85.66%, loan growth rate, 10.48%, and the second highest interest expense, 4.30%. Amtrust is one of two Comparables with intangibles, 1.07%. ATSB was included in the Comparable Group based on its loan to asset ratio, high interest expense, high efficiency ratio, asset size, high level of borrowings, and modest profitability ratios.

Conversion Valuation Appraisal Report                               Page: 1 - 38
================================================================================

     o Classic Bancshares Inc. CLAS is a SAIF insured institution that operates 3 branches and has its headquarters in Ashland, Kentucky. CLAS is the second largest thrift in the Comparable Group with $130.5 million in assets. Classic had the second highest level of deposits, 75.93%, the highest loan loss reserve to nonperforming loans, 165.78%, along with the second highest interest margin, 3.86%. It was selected as a Comparable based on its loan to asset ratio, small branch network, modest profitability, and modest noninterest income.

     o FFD Financial Corp. FFDF, a Dover, Ohio institution with 1 branch, is a SAIF insured institution. FFD had the second lowest loan to asset, 62.33%, and deposit to asset ratio, 64.10%. FFD had no nonperforming assets, the lowest reserve loan ratio, 0.27%, and the lowest yield on assets, 6.88%. FFD Financial Corp. had no intangibles. FFDF was included in the Comparable Group based on its loan to asset ratio, modest profitability, one branch network, nominal noninterest income, and level of borrowings.

     o Harrodsburg First Fin Bancorp HFFB is a SAIF insured institution with 2 branches located in Harrodsburg, Kentucky. Harrodsburg has the second highest equity to assets ratio, 26.92%, no nonperforming loans, and the second highest ROA, 1.39%. HFFB had the lowest interest expense, 3.54%, and noninterest expense, 1.53%, which translated into the lowest efficiency ratio, 41.46%. HFFB was included with the Comparable Group based on its asset size, loan to asset ratio, limited branch network, and minimal noninterest income.

     o Horizon Financial Services Corp. HZFS is a SAIF insured institution that operates 3 offices in Oskaloosa, Iowa. Horizon had the lowest loan to assets, 61.03%, the second lowest equity to asset ratio, 9.79%, and the highest interest expense, 4.52%, in the Comparable Group. HZFS was included in the Comparable Group based on its loans to assets, equity to assets, high level of borrowings, asset size, limited branch network, and modest profitability ratios.

     o Lexington B&L Financial Corp. LXMO is a SAIF insured thrift that operates 1 branch in Lexington, Missouri, and is the smallest thrift in the Comparable Group with $59.2 million in assets. Lexington had the highest loan to asset ratio, 76.69%, and the highest level of capital, 28.32%, in the Comparable Group. LXMO also had the highest ROA, 1.52%, and the second highest ROE, 5.43%. LXMO was selected based on its high loan to asset ratio, one branch network, reserve levels, and moderate profitability.

Conversion Valuation Appraisal Report                               Page: 1 - 39
================================================================================

     o North Bancshares Inc. NBSI is a SAIF insured thrift that operates 2 offices in Chicago, Illinois. NBSI had no intangibles. NBSI had the highest level of borrowings, and had no nonperforming assets and the lowest level of reserves to loans, 0.27%, of the Comparable Group. North was selected based on its asset size, loan to asset ratio, limited branch network, high level of borrowings and modest profitability.

     o Prestige Bancorp Inc. PRBC, Pleasant Hills, Pennsylvania, is a SAIF insured institution that operates 3 branches and is the largest Bank in the Comparable Group, $135.7 million in assets. Prestige had the highest ROE, 5.98%, the highest loan growth rate, 40.04%, the second highest level of borrowings, 22.31%, and the second lowest yield on assets, 7.01%, of the Comparable Group. PRBC was selected based on its asset size, loan to asset ratio, limited branch network, moderate profitability, and high level of borrowings.

     o Sobieski Bancorp Inc. SOBI is a SAIF insured institution that operates 3 branches and is based in South Bend, Illinois. SOBI had the second highest loan to assets, 75.02%, reserves to nonperforming loans, 158.73%, and the second lowest ROE, 3.72%, and the second lowest noninterest income to assets, 0.05%, in the Comparable Group. Sobieski had no intangibles. SOBI was included in the Comparable Group based on its loan to asset ratio, modest profitability, limited branch network and modest noninterest income.

     o SouthFirst Bancshares Inc. SZB is located in Sylacauga, Alabama and operates 2 branches. SouthFirst is the only Comparable to trade on AMEX. SZB has the highest level of noninterest income, 1.51%, but the highest level of noninterest expense, 4.13%, which translated into the third highest efficiency ratio, 81.08%, in the Comparable Group. SouthFirst was included due to its limited branch network, modest profitability, high loan to asset ratio, high efficiency ratio and high level of borrowings.

All data presented in figures 34 through 44 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the prospectus or the audited financials. The market pricing data for the Comparables is as of September 8, 1997. Nonperforming loans and nonperforming assets, as defined by SNL Securities, do not include loans delinquent over 90 days and still accruing. This differs from the nonperforming numbers reported in Chapter 2 of this document, which are based on the offering prospectus.

Conversion Valuation Appraisal Report                               Page: 1 - 40
================================================================================

                      FIGURE 29 - KEY FINANCIAL INDICATORS

                        The Bank and the Comparable Group
--------------------------------------------------------------------------------
                                                                Comparable Group
                                                                Quarter Average
                                               The Bank at        (Most Recent
                                              June 30, 1997         Quarter)
--------------------------------------------------------------------------------
Balance Sheet Data
--------------------------------------------------------------------------------
Gross Loans to Deposits                          118.92%            100.83%
--------------------------------------------------------------------------------
Total Net Loans to Assets                         82.56%             69.51%
--------------------------------------------------------------------------------
Deposits to Assets                                69.62%             69.14%
--------------------------------------------------------------------------------
Borrowed Funds to Assets                          22.39%             13.41%
--------------------------------------------------------------------------------
Balance Sheet Growth
--------------------------------------------------------------------------------
Asset Growth Rate                                 (0.25%)             8.85%
--------------------------------------------------------------------------------
Loan Growth Rate                                 (10.45%)            14.24%
--------------------------------------------------------------------------------
Deposit Growth Rate                               (0.15%)             2.57%
--------------------------------------------------------------------------------
Capital
--------------------------------------------------------------------------------
Equity to Assets                                   5.41%             16.18%
--------------------------------------------------------------------------------
Tangible Equity to Assets                          5.38%             15.98%
--------------------------------------------------------------------------------
Intangible Assets to Equity                        0.00%              1.50%
--------------------------------------------------------------------------------
Regulatory Core Capital to Assets                  5.38%             14.00%
--------------------------------------------------------------------------------
Equity + Reserves to Assets                        5.64%             16.52%
--------------------------------------------------------------------------------
Total Capital to Risk Adjusted Assets             10.28%             28.29%
--------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                               Page: 1 - 41
================================================================================

                FIGURE 29 - KEY FINANCIAL INDICATORS (Continued)

--------------------------------------------------------------------------------
                                                 The Bank       Comparable Group
--------------------------------------------------------------------------------
Asset Quality
--------------------------------------------------------------------------------
Non-Performing Loans to Loans                      0.35%              0.72%
--------------------------------------------------------------------------------
Reserves to Non-Performing Loans                  78.59%             88.34%
--------------------------------------------------------------------------------
Non-Performing Assets to Assets                    0.29%              0.60%
--------------------------------------------------------------------------------
Non-Performing Assets to Equity                    5.37%              5.42%
--------------------------------------------------------------------------------
Reserves to Loans                                  0.27%              0.49%
--------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.  78.59%             65.58%
--------------------------------------------------------------------------------
Profitability
--------------------------------------------------------------------------------
Return on Average Assets                           0.22%              0.73%
--------------------------------------------------------------------------------
Return on Average Equity                           4.05%              4.44%
--------------------------------------------------------------------------------
Income Statement
--------------------------------------------------------------------------------
Net Interest Margin                                2.01%              3.48%
--------------------------------------------------------------------------------
Interest Income to Average Assets                  7.21%              7.30%
--------------------------------------------------------------------------------
Interest Expense to Average Assets                 5.27%              3.94%
--------------------------------------------------------------------------------
Net Interest Income to Average Assets              1.94%              3.36%
--------------------------------------------------------------------------------
Noninterest Income to Average Assets               0.15%              0.37%
--------------------------------------------------------------------------------
Noninterest Expense to Average Assets              1.70%              2.50%
--------------------------------------------------------------------------------
Efficiency Ratio                                  81.44%             66.57%
--------------------------------------------------------------------------------
Overhead Ratio                                    80.00%             63.85%
--------------------------------------------------------------------------------

Source: The Bank Offering Prospectus, FinPro calculations and SNL Securities

Note: All of the Bank data is for the six month period ending June 30, 1997 and annualized where appropriate.

Note:   All of the Comparable data is as of the most recent quarter.

Conversion Valuation Appraisal Report                               Page: 1 - 42
================================================================================

    CORPORATE DATA


                      FIGURE 30 - COMPARABLE CORPORATE DATA

                                                                                           Deposit
                                                                        Number            Insurance
                                                                          of                Agency     Conversion
Ticker  Short Name                     Exchange  City           State  Offices  IPO Date  (BIF/SAIF)      Type
-------------------------------------  --------------------------------------------------------------------------
ALBC    Albion Banc Corp.               NASDAQ   Albion           NY      2     07/26/93     SAIF        Regular
ATSB    AmTrust Capital Corp.           NASDAQ   Peru             IN      2     03/28/95     SAIF        Regular
CLAS    Classic Bancshares Inc.         NASDAQ   Ashland          KY      3     12/29/95     SAIF        Regular
FFDF    FFD Financial Corp.             NASDAQ   Dover            OH      1     04/03/96     SAIF        Regular
HFFB    Harrodsburg First Fin Bancorp   NASDAQ   Harrodsburg      KY      2     10/04/95     SAIF        Regular
HZFS    Horizon Financial Svcs Corp.    NASDAQ   Oskaloosa        IA      3     06/30/94     SAIF        Regular
LXMO    Lexington B&L Financial Corp.   NASDAQ   Lexington        MO      1     06/06/96     SAIF        Regular
NBSI    North Bancshares Inc.           NASDAQ   Chicago          IL      2     12/21/93     SAIF        Regular
PRBC    Prestige Bancorp Inc.           NASDAQ   Pleasant Hills   PA      3     06/27/96     SAIF        Regular
SOBI    Sobieski Bancorp Inc.           NASDAQ   South Bend       IN      3     03/31/95     SAIF        Regular
SZB     SouthFirst Bancshares Inc.       AMSE    Sylacauga        AL      2     02/14/95     SAIF        Regular

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 43
================================================================================

    KEY FINANCIAL DATA


Selected balance sheet ratios for the Comparable Group are shown in the following table:

                    FIGURE 31 - COMPARABLE KEY FINANCIAL DATA

                                         Total   Loans/   Loans/  Deposits/  Borrowings/
                                        Assets  Deposits  Assets   Assets      Assets
Ticker  Short Name                      ($000)    (%)      (%)       (%)         (%)
-------------------------------------  -------------------------------------------------
ALBC    Albion Banc Corp.               68,628    93.78    71.50    76.24       13.50
ATSB    AmTrust Capital Corp.           71,031    99.62    71.64    71.92       17.12
CLAS    Classic Bancshares Inc.        130,525    87.73    66.61    75.93        8.41
FFDF    FFD Financial Corp.             85,286    97.24    62.33    64.10       10.06
HFFB    Harrodsburg First Fin Bancorp  108,950   102.71    73.91    71.96        0.00
HZFS    Horizon Financial Svcs Corp.    85,969    91.02    61.03    67.05       22.22
LXMO    Lexington B&L Financial Corp.   59,236   107.94    76.69    71.05        0.00
NBSI    North Bancshares Inc.          119,586   108.41    64.94    59.90       23.25
PRBC    Prestige Bancorp Inc.          135,721   102.58    67.19    65.50       22.31
SOBI    Sobieski Bancorp Inc.           81,754   103.28    75.02    72.64       11.62
SZB     SouthFirst Bancshares Inc.      97,283   114.80    73.80    64.29       19.01
                                       -------------------------------------------------
           Average                      94,906   100.83    69.51    69.14       13.41
           Maximum                     135,721   114.80    76.69    76.24       23.25
           Minimum                      59,236    87.73    61.03    59.90        0.00

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 44
================================================================================

    CAPITAL DATA


                       FIGURE 32 - COMPARABLE CAPITAL DATA

                                                 Tangible   Intangible  Regulatory  Equity +   Total Capital/
                                       Equity     Equity      Assets/    Core Cap/  Reserves/  Risk Adjusted
                                       Assets  Tang Assets    Equity      Assets     Assets        Assets
Ticker  Short Name                      (%)        (%)         (%)         (%)        (%)           (%)
-------------------------------------  ----------------------------------------------------------------------
ALBC    Albion Banc Corp.                8.73      8.73         0.00          NA       9.12           NA
ATSB    AmTrust Capital Corp.           10.17     10.07         1.07       10.20      10.83        16.58
CLAS    Classic Bancshares Inc.         14.87     12.87        15.44       11.70      15.49        24.00
FFDF    FFD Financial Corp.             24.74     24.74         0.00       15.80      24.91        34.10
HFFB    Harrodsburg First Fin Bancorp   26.92     26.92         0.00       21.10      27.21        43.05
HZFS    Horizon Financial Svcs Corp.     9.79      9.79         0.00        7.40      10.10        14.43
LXMO    Lexington B&L Financial Corp.   28.32     28.32         0.00       23.30      28.69        44.10
NBSI    North Bancshares Inc.           14.14     14.14         0.00       12.15      14.31        32.31
PRBC    Prestige Bancorp Inc.           11.13     11.13         0.00       11.29      11.39        24.58
SOBI    Sobieski Bancorp Inc.           15.12     15.12         0.00          NA      15.36           NA
SZB     SouthFirst Bancshares Inc.      14.00     14.00         0.00       13.05      14.29        21.47
                                       ----------------------------------------------------------------------
           Average                      16.18     15.98         1.50       14.00      16.52        28.29
           Maximum                      28.32     28.32        15.44       23.30      29.69        44.10
           Minimum                       8.73      8.73         0.00        0.00       9.12         0.00

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 45
================================================================================

    ASSET QUALITY DATA


                    FIGURE 33 - COMPARABLE ASSET QUALITY DATA

                                       NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/
                                       Loans    NPLs     Assets  Equity    Loans    NPAs + 90
Ticker  Short Name                      (%)      (%)       (%)     (%)      (%)        (%)
-------------------------------------  ------------------------------------------------------
ALBC    Albion Banc Corp.               1.01     53.94    0.72     8.26     0.54       53.94
ATSB    AmTrust Capital Corp.           3.66     25.47    2.84    27.96     0.93       23.48
CLAS    Classic Bancshares Inc.         0.56    165.98    0.66     4.41     0.93       65.45
FFDF    FFD Financial Corp.             0.01        NA    0.00     0.01     0.27          NA
HFFB    Harrodsburg First Fin Bancorp   0.00        NA    0.00     0.00     0.38       59.81
HZFS    Horizon Financial Svcs Corp.    0.89     57.78    0.96     9.81     0.52       25.93
LXMO    Lexington B&L Financial Corp.   0.62     78.37    0.48     1.68     0.49       78.37
NBSI    North Bancshares Inc.           0.00        NA    0.00     0.00     0.27          NA
PRBC    Prestige Bancorp Inc.           0.44     87.47    0.30     2.71     0.38       85.33
SOBI    Sobieski Bancorp Inc.           0.21    158.73    0.15     1.02     0.33      158.73
SZB     SouthFirst Bancshares Inc.      0.50     78.95    0.53     3.81     0.40       39.15
                                       ------------------------------------------------------
           Average                      0.72     88.34    0.60     5.42     0.49       65.58
           Maximum                      3.66    165.98    2.84    27.96     0.93      158.73
           Minimum                      0.00      0.00    0.00     0.00     0.27        0.00

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 46
================================================================================

    PROFITABILITY DATA


                    FIGURE 34 - COMPARABLE PROFITABILITY DATA

                                        Return on    Return on
                                       Avg Assets   Avg Equity
Ticker  Short Name                         (%)          (%)
-------------------------------------  -----------------------
ALBC    Albion Banc Corp.                 0.30         3.36
ATSB    AmTrust Capital Corp.             0.42         4.16
CLAS    Classic Bancshares Inc.           0.72         4.89
FFDF    FFD Financial Corp.               0.90         3.61
HFFB    Harrodsburg First Fin Bancorp     1.39         5.23
HZFS    Horizon Financial Svcs Corp.      0.48         4.71
LXMO    Lexington B&L Financial Corp.     1.52         5.43
NBSI    North Bancshares Inc.             0.58         4.07
PRBC    Prestige Bancorp Inc.             0.68         5.98
SOBI    Sobieski Bancorp Inc.             0.57         3.72
SZB     SouthFirst Bancshares Inc.        0.52         3.73
                                       -----------------------
           Average                        0.73         4.44
           Maximum                        1.52         5.98
           Minimum                        0.30         3.36

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 47
================================================================================

    INCOME STATEMENT DATA


                  FIGURE 35 - COMPARABLE INCOME STATEMENT DATA

                                          Net     Interest    Interest  Net Interest  Noninterest  Noninterest
                                       Interest    Income/    Expense/     Income/      Income/      Expense/   Efficiency  Overhead
                                        Margin   Avg Assets  Avg Assets  Avg Assets    Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                        (%)        (%)         (%)         (%)          (%)          (%)          (%)        (%)
-------------------------------------  ---------------------------------------------------------------------------------------------
ALBC    Albion Banc Corp.                3.53       7.53        4.14        3.39          0.46         3.20        83.05      80.77
ATSB    AmTrust Capital Corp.            2.85       7.03        4.30        2.73          0.47         2.74        85.66      83.20
CLAS    Classic Bancshares Inc.          3.86       7.23        3.60        3.63          0.33         2.81        68.49      65.63
FFDF    FFD Financial Corp.              3.34       6.88        3.58        3.30          0.07         1.83        54.43      53.47
HFFB    Harrodsburg First Fin Bancorp    3.65       7.13        3.54        3.59          0.10         1.53        41.46      39.84
HZFS    Horizon Financial Svcs Corp.     3.19       7.64        4.52        3.12          0.42         2.31        65.47      60.78
LXMO    Lexington B&L Financial Corp.    3.99       7.77        3.85        3.91          0.13         1.69        41.86      39.86
NBSI    North Bancshares Inc.            3.30       7.33        4.09        3.24          0.21         2.66        77.13      75.67
PRBC    Prestige Bancorp Inc.            3.25       7.01        3.85        3.16          0.29         2.27        65.78      62.62
SOBI    Sobieski Bancorp Inc.            3.42       7.23        3.91        3.32          0.05         2.29        67.85      67.37
SZB     SouthFirst Bancshares Inc.       3.85       7.52        3.94        3.58          1.51         4.13        81.08      73.11
                                       ---------------------------------------------------------------------------------------------
           Average                       3.48       7.30        3.94        3.36          0.37         2.50        66.57      63.85
           Maximum                       3.99       7.77        4.52        3.91          1.51         4.13        85.66      83.20
           Minimum                       2.85       6.88        3.54        2.73          0.05         1.53        41.46      39.84

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 48
================================================================================

    GROWTH DATA


                       FIGURE 36 - COMPARABLE GROWTH DATA

                                        Asset    Loan    Deposit
                                       Growth   Growth    Growth
                                        Rate     Rate      Rate
Ticker  Short Name                       (%)      (%)      (%)
-------------------------------------  -------------------------
ALBC    Albion Banc Corp.              13.95     6.41     16.03
ATSB    AmTrust Capital Corp.          (6.58)   (2.97)    10.48
CLAS    Classic Bancshares Inc.        (3.13)   21.40     (5.61)
FFDF    FFD Financial Corp.            (4.05)   13.06      1.61
HFFB    Harrodsburg First Fin Bancorp   2.82     2.03      0.46
HZFS    Horizon Financial Svcs Corp.   38.80     1.90      8.56
LXMO    Lexington B&L Financial Corp.  (3.43)    5.15     (2.59)
NBSI    North Bancshares Inc.          (1.42)   18.04     (2.72)
PRBC    Prestige Bancorp Inc.          28.03    40.04      7.42
SOBI    Sobieski Bancorp Inc.          13.53    23.75      2.65
SZB     SouthFirst Bancshares Inc.     18.83    27.83     (7.99)
                                       -------------------------
           Average                      8.85    14.24      2.57
           Maximum                     38.80    40.04     16.03
           Minimum                     (6.58)   (2.97)    (7.99)

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 49
================================================================================

    MARKET CAPITALIZATION DATA


               FIGURE 37 - COMPARABLE MARKET CAPITALIZATION DATA

                                         MRQ      MRQ       MRQ     MRQ   MRQ Pubicly  MRQ Tangible
                                       Market    Price     Price   Price    Reported   Publicly Rep
                                        Value  Per Share    High    Low    Book Value   Book Value
Ticker  Short Name                       ($)      ($)       (%)     ($)       ($)          ($)
-------------------------------------  -------------------------------------------------------------
ALBC    Albion Banc Corp.                5.81    23.000   23.000  18.125     23.96        23.96
ATSB    AmTrust Capital Corp.            6.71    12.125   12.250  10.000     13.72        13.57
CLAS    Classic Bancshares Inc.         18.43    14.000   14.750  12.250     14.87        12.57
FFDF    FFD Financial Corp.             21.46    14.000   14.000  13.000     14.51        14.51
HFFB    Harrodsburg First Fin Bancorp   30.88    14.875   16.000  14.875     15.68        15.68
HZFS    Horizon Financial Svcs Corp.     8.03    19.250   19.500  17.000     19.77        19.77
LXMO    Lexington B&L Financial Corp.   18.22    16.625   16.625  14.125     14.73        14.73
NBSI    North Bancshares Inc.           22.11    19.750   20.125  19.125     16.96        16.96
PRBC    Prestige Bancorp Inc.           15.55    15.625   16.125  15.500     16.51        16.51
SOBI    Sobieski Bancorp Inc.           12.59    14.750   15.250  14.500     17.24        17.24
SZB     SouthFirst Bancshares Inc.      13.56    16.000   16.000  13.875     16.06        16.06
                                       -------------------------------------------------------------
           Average                      15.76    16.36    16.69   14.76      16.73        16.51
           Maximum                      30.88    23.00    23.00   19.13      23.96        23.96
           Minimum                       5.81    12.13    12.25   10.00      13.72        12.57

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 50
================================================================================

    DIVIDEND DATA


                      FIGURE 38 - COMPARABLE DIVIDEND DATA

                                        Current   LTM Dividend
                                       Dividend      Payout
                                         Yield        Ratio
Ticker  Short Name                        ($)          (%)
-------------------------------------  -----------------------
ALBC    Albion Banc Corp.                1.376       114.81
ATSB    AmTrust Capital Corp.            1.569        11.36
CLAS    Classic Bancshares Inc.          1.982        36.36
FFDF    FFD Financial Corp.              2.034           NA
HFFB    Harrodsburg First Fin Bancorp    2.623        93.22
HZFS    Horizon Financial Svcs Corp.     1.695        47.06
LXMO    Lexington B&L Financial Corp.    1.875        26.32
NBSI    North Bancshares Inc.            2.133        77.19
PRBC    Prestige Bancorp Inc.            0.706        11.76
SOBI    Sobieski Bancorp Inc.            1.969        43.75
SZB     SouthFirst Bancshares Inc.       3.125           NA
                                       -----------------------
           Average                       1.92         51.31
           Maximum                       3.13        114.81
           Minimum                       0.71          0.00

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 51
================================================================================

    PRICING DATA


                       FIGURE 39 - COMPARABLE PRICING DATA

                                        Price/                                 Price/      Price/Tang
                                         LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                       Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                       (x)       (%)     (x)       (x)        (%)           (%)
-------------------------------------  ---------------------------------------------------------------
ALBC    Albion Banc Corp.                23.97     8.47    29.06    86.11       97.04         97.04
ATSB    AmTrust Capital Corp.            47.22     9.45    21.25    28.98       92.93         93.96
CLAS    Classic Bancshares Inc.          19.35    14.12    17.66    25.68       94.99        112.37
FFDF    FFD Financial Corp.                 NA    25.16    26.34       NA      101.65        101.65
HFFB    Harrodsburg First Fin Bancorp    20.33    28.34    19.06    25.85       97.26         97.26
HZFS    Horizon Financial Svcs Corp.     17.48     9.34    20.52    27.76       95.47         95.47
LXMO    Lexington B&L Financial Corp.    21.05    30.75    18.18    28.07      108.62        108.62
NBSI    North Bancshares Inc.            29.22    18.75    31.25    39.47      132.67        132.67
PRBC    Prestige Bancorp Inc.            19.54    11.46    15.74    33.33      102.97        102.97
SOBI    Sobieski Bancorp Inc.            26.64    15.40    29.02    50.78       94.26         94.26
SZB     SouthFirst Bancshares Inc.       84.21    13.94    26.67       NA       99.63         99.63
                                       ---------------------------------------------------------------
           Average                       30.90    16.93    23.16    38.45      101.59        103.26
           Maximum                       84.21    30.75    31.25    86.11      132.67        132.67
           Minimum                        0.00     8.47    15.74     0.00       92.93         93.96

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 52
================================================================================

4.  Market Value Determination

    INTRODUCTION

The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

     o    Financial Strength

     o    Earnings Quality, Predictability and Growth

     o    Market Area

     o    Management

     o    Dividends

     o    Liquidity of the Issue

     o    Subscription Interest

     o    Recent Regulatory Matters

     o    Market for Seasoned Thrift Stocks

     o    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

Conversion Valuation Appraisal Report                               Page: 1 - 53
================================================================================

    FINANCIAL STRENGTH

The financial strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. Following is a synopsis of the key financial elements of the Bank measured against the Comparable Group. The numbers utilized for the Bank in this comparison were on a pro-forma basis.

     Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

     Capitalization - The Comparable Group's average equity to assets ratio of 16.18% is higher than the Bank's ratio of 5.41%. The Bank's proforma equity to asset ratio is projected to be 11.10% (at the midpoint) after the conversion.

     Asset Composition - The Bank's net loan to asset ratio of 82.56% is higher than the average for the Comparable Group of 69.51%.

     Asset Quality - The Bank's ALLL to loans ratio of 0.27% is below that of the Comparable Group's 0.49%. The Bank has a reserve to nonperforming loan ratio, 78.59% which is lower than that of the Comparable Group, 88.34%. The Bank's nonperforming asset to asset ratio is 0.29%, which is below the Comparable average of 0.60%.

     Funding Mix - The Bank is funded through deposits, borrowings, and retained earnings. The Comparable Group had 13.14% of its funding base from borrowings as compared to the Bank's 22.39%. The high level of borrowings provides significantly less funding flexibility when weighted to the Comparable Group.

     Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. The Bank had no intangibles on its books at June 30, 1997. Of the Comparable Group, two had intangibles. Only one of these Comparables has a significant level of intangibles, Classic Bancshares with 15.44%. The Comparable average is 1.50% intangible assets to assets.

Conversion Valuation Appraisal Report                               Page: 1 - 54
================================================================================

     Interest Rate Risk - The Bank has an above average level of interest rate risk.

Based on these factors, the Bank's market value should be adjusted downward in comparison to the Comparable Group for these measures. The reason for the downward adjustments are:

     o    The high level of borrowings limits the Bank's future funding sources.

     o The Bank's interest rate risk position must by corrected over a period of time.

     o The Bank is shrinking in terms of assets, (0.25%), loans, (10.45%), and deposits (0.15%), while the Comparable group is growing assets, loans and deposits by 8.85%, 14.24% and 2.57%, respectively.

Conversion Valuation Appraisal Report                               Page: 1 - 55
================================================================================

    EARNINGS QUALITY, PREDICTABILITY AND GROWTH

The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

     o    net interest income

     o    loan loss provision

     o    non-interest income

     o    non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                               Page: 1 - 56
================================================================================

The Bank's income for June 30, 1997 on an annualized basis is $244 thousand, which is below the December 31, 1995 figure of $420 thousand. Net income for the year ending December 31, 1996 was down dramatically from the previous year due to the one-time SAIF assessment of $492 thousand.


                          FIGURE 40 - NET INCOME CHART


                                [GRAPHIC OMITTED]


Source:  Offering Prospectus

Note 1: The December 31, 1996 loss of $95 thousand is skewed due to the one-time SAIF assessment of $492 thousand. When adjusted for this one-time event (tax impacted at 40%) the Bank's December 31, 1996 income number would be $200 thousand.

Note 2: June 1997 data is for the six month period and is not annualized. The annualized 1997 net income would be $244 thousand.

Conversion Valuation Appraisal Report                               Page: 1 - 57
================================================================================

The Bank's net interest spread and margin has declined since December 31, 1995.


                       FIGURE 41 - SPREAD AND MARGIN CHART


                                [GRAPHIC OMITTED]


Source: Offering Prospectus


The Bank has a low level of loan loss provisions, but the Bank has a low level of nonperforming assets. At June 30, 1997, the Bank had an allowance for loan and lease losses (ALLL) to total loans ratio of 0.27%, which is half that of the Comparable Group.

The Bank has generated less non-interest income than the Comparable Group. Using the annualized six month period ended June 30, 1997, the Bank had 0.15% of non-interest income to average assets compared to the Comparable average of 0.37%.

For the six month period ended June 30, 1997, the Bank had an annualized non-interest expense to average assets of 1.70% which was less than the 2.50% average of the Comparable Group.

Conversion Valuation Appraisal Report                               Page: 1 - 58
================================================================================

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth. Additionally, the lower market values of most thrifts relative to banks makes acquisitions more difficult.

Ninth Ward has experienced a decline in its spread and margin, due to the high level of borrowings and the high interest rates needed to attract certificate deposits. In addition, as a percent of assets the Bank's non-interest income is less than half that of the Comparable Group. However, the Bank has a significant advantage in operating expenses. Therefore, the market value for earnings is adjusted downward.

Going forward, the Bank must find a branch outside the City of Wilmington. It is expected that this new branch would adversely affect earnings.

Conversion Valuation Appraisal Report                               Page: 1 - 59
================================================================================

    MARKET AREA

The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis.

The Bank currently has only one branch which also serves as its operation headquarters. The deposit market has grown 49.63%, however it is difficult to draw any conclusion from this data due to the large out of market deposits reported by the likes of MBNA America Bank. The Bank's deposits have grown by 12.61%.

The Bank currently has only one branch while the majority (9 of 11) of the Comparables have more than one branch. The Bank will have to branch in order to leverage the capital raised. Demographically, the City of Wilmington has a declining population base. There is no residential housing around the current branch, which adversely affects the Bank since the Bank's focus is on retail banking. Recently, the OTS has issued negative comments addressing the Bank's limit deposit market. As such, a slightly downward adjustment is warranted for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 60
================================================================================

    MANAGEMENT

The Bank has developed a good management team with considerable banking experience and length of service with the bank.

The Board is active and oversees and advises on all key strategic and policy decisions. The organization chart appears reasonable for an institution of the Bank's size and complexity.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 61
================================================================================

    DIVIDENDS

Historically, thrifts typically have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds. Particularly as a result of the Savings and Loan negative publicity, many thrifts felt the need to provide the additional enticement of a dividend to attract more investors.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After conversion is another issue however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

All of the comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group was 46.18%, ranging from a high of 114.81% to a low of 11.36%.

It is questionable whether the Bank will have the earnings and capital levels to afford to pay dividends. Additionally, the Comparable payout ratio is excessively high, well above the level Ninth Ward would be able to pay in the foreseeable future. As such, a downward adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                               Page: 1 - 62
================================================================================

    LIQUIDITY OF THE ISSUE

The Comparable Group is by definition composed only of companies that trade in the public markets with nine of the Comparables trading on NASDAQ and one on AMSE. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

The market capitalization values of the Comparable Group range from a low of $5.8 million to a high of $30.9 million with an average market capitalization of $15.8 million. The Bank expects to have $13.3 million of market capital at the midpoint on a pro-forma basis.

Based on the comparison with the Comparable Group and the above data, no adjustment appears warranted.

Conversion Valuation Appraisal Report                               Page: 1 - 63
================================================================================

    SUBSCRIPTION INTEREST

The outcome of subscription offerings has been, historically, difficult to predict. Since 1992, however, the conversions have experienced robust subscription interest with the exception of late 1994 when the pricing multiples were high. During late 1994, many subscriptions had the need to resolicit due to lack of professional investor demand. During 1995, the investor demand returned and the subscription interest increased, primarily the result of lower market multiples. The vast majority of recent conversions have oversubscribed and gone off at the maximum or super-maximum. However, there were some offerings in May and June 1996 that went off at or below the midpoint, indicating a possible shift away from interest in thrift public offerings at that time.

Of more importance is the general strength of the aftermarket. Thrift stock prices have soared upwards in recent months (see Figure 47) and is showing strength across the board. Additionally, as shown in Exhibit 7, the most recent conversions (within the last 3 months) have demonstrated a strong price appreciation.

As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                               Page: 1 - 64
================================================================================

    RECENT REGULATORY MATTERS

As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after- market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPOs has been between 10 and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. 1997 has continued the trend with IPO's popping over 40% on average, for the first day of trading.

Due to the publicity surrounding the thrift IPO market and magnitude of the price pops, regulatory agencies are beginning to indicate the need for higher pricing of new issues. This is an attempt to eliminate or at least moderate the significant price appreciation of these new issues.

Regulatory agencies are also considering limiting stock buy backs to: 0% in the first year, 5% in the second year and 5% in the third year.

The Bank is currently under a supervisory agreement with the OTS as already discussed.

The price is adjusted slightly downward for this factor due to recent regulatory decisions limiting the amount of stock repurchases and the continued thrift charter uncertainty.

Conversion Valuation Appraisal Report                               Page: 1 - 65
================================================================================

    MARKET FOR SEASONED THRIFT STOCKS

Data for all public thrifts as of September 8, 1997 is provided in Exhibit 5. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:


                        FIGURE 42- SNL THRIFT INDEX CHART


                                [GRAPHIC OMITTED]


Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 66
================================================================================

                        FIGURE 43 - HISTORICAL SNL INDEX

                      ------------------------------------
                      SNL THRIFT INDEX MONTHLY PERFORMANCE
                      January 2, 1992 to September 8, 1997
                      ------------------------------------

               SNL   % Change  % Change  % Change  % Change  % Change  % Change
             Thrift    Since     Since     Since     Since     Since     Since
   Date       Index   1/2/92    1/4/93    1/3/94   12/30/94  12/29/95  12/31/96
-----------  ------  --------  --------  --------  --------  --------  --------
1992  2-Jan   143.9      --        --        --        --        --        --
      3-Feb   153.3     6.5%       --        --        --        --        --
      2-Mar   164.3    14.2%       --        --        --        --        --
      1-Apr   157.6     9.5%       --        --        --        --        --
      1-May   160.8    11.7%       --        --        --        --        --
      1-Jun   170.4    18.4%       --        --        --        --        --
      1-Jul   175.1    21.7%       --        --        --        --        --
      1-Aug   179.7    24.9%       --        --        --        --        --
      1-Sep   169.6    17.9%       --        --        --        --        --
      1-Oct   167.0    16.1%       --        --        --        --        --
      2-Nov   172.4    19.8%       --        --        --        --        --
      1-Dec   186.2    29.4%       --        --        --        --        --

1993  4-Jan   201.1    39.7%       --        --        --        --        --
      1-Feb   219.1    52.3%      9.0%       --        --        --        --
      1-Mar   221.1    53.6%      9.9%       --        --        --        --
      1-Apr   228.2    58.6%     13.5%       --        --        --        --
      3-May   215.9    50.0%      7.4%       --        --        --        --
      1-Jun   214.7    49.2%      6.8%       --        --        --        --
      1-Jul   220.5    53.2%      9.6%       --        --        --        --
      2-Aug   234.7    63.1%     16.7%       --        --        --        --
      1-Sep   246.7    71.4%.    22.7%       --        --        --        --
      1-Oct   259.9    80.6%     29.2%       --        --        --        --
      1-Nov   258.6    79.7%     28.6%       --        --        --        --
      1-Dec   245.7    70.7%     22.2%       --        --        --        --

1994  3-Jan   252.5    75.5%     25.6%       --        --        --        --
      1-Feb   257.2    78.7%     27.9%      1.9%       --        --        --
      1-Mar   245.4    70.5%     22.0%     -2.8%       --        --        --
      1-Apr   241.6    67.9%     20.1%     -4.3%       --        --        --
      2-May   249.3    73.2%     24.0%     -1.3%       --        --        --
      1-Jun   263.3    83.0%     30.9%      4.3%       --        --        --
      6-Jul   273.8    90.3%     36.2%      8.4%       --        --        --
      1-Aug   277.2    92.6%     37.8%      9.8%       --        --        --
      1-Sep   286.4    99.0%     42.4%     13.4%       --        --        --
      3-Oct   277.3    92.7%     37.9%      9.8%       --        --        --
      1-Nov   258.9    79.9%     28.7%      2.5%       --        --        --
      1-Dec   242.3    68.4%     20.5%     -4.0%       --        --        --

1995 31-Jan   256.1    78.0%     27.3%      1.4%      5.7%       --        --
     28-Feb   277.0    92.5%     37.7%      9.7%     14.3%       --        --
     31-Mar   278.4    93.5%     38.4%     10.3%     14.9%       --        --
     28-Apr   295.4   105.3%     46.9%     17.0%     21.9%       --        --
     31-May   307.6   113.8%     53.0%     21.8%     27.0%       --        --
     30-Jun   313.5   117.9%     55.9%     24.2%     29.4%       --        --
     30-Jul   328.2   128.1%     63.2%     30.0%     35.5%       --        --
     31-Aug   355.5   147.0%     76.8%     40.8%     46.7%       --        --
     30-Sep   362.3   151.8%     80.2%     43.5%     49.5%       --        --
     31-Oct   354.1   146.1%     76.1%     40.2%     46.1%       --        --
     30-Nov   370.2   157.3%     84.1%     46.6%     52.8%       --        --
     29-Dec   376.5   161.6%     87.2%     49.1%     55.4%       --        --

1996 31-Jan   370.7   157.6%     84.3%     46.8%     53.0%     -1.5%       --
     29-Feb   373.6   159.6%     85.8%     48.0%     54.2%     -0.8%       --
     29-Mar   382.1   165.5%     90.0%     51.3%     57.7%      1.5%       --
     30-Apr   380.3   164.3%     89.1%     50.6%     57.0%      1.0%       --
     31-May   383.0   166.2%     90.5%     51.7%     58.1%      1.7%       --
     28-Jun   387.2   169.1%     92.5%     53.3%     59.8%      2.8%       --
     31-Jul   389.9   171.0%     93.9%     54.4%     60.9%      3.6%       --
     30-Aug   408.3   183.7%    103.0%     61.7%     68.5%      8.4%       --
     30-Sep   429.3   198.3%    113.5%     70.0%     77.2%     14.0%       --
     31-Oct   456.7   217.4%    127.1%     80.9%     88.5%     21.3%       --
     29-Nov   485.8   237.6%    141.6%     92.4%    100.5%     29.0%       --
     31-Dec   483.6   236.1%    140.5%     91.5%     99.6%     28.4%       --

1997 31-Jan   520.1   261.4%    158.6%    106.0%    114.7%     38.1%      7.5%
     31-Mar   527.7   266.7%    162.4%    109.0%    117.8%     40.2%      9.1%
     10-Jun   594.8   313.4%    195.8%    135.6%    145.5%     58.0%     23.0%
     10-Jul   638.8   343.9%    217.6%    153.0%    163.6%     69.7%     32.1%
      8-Sep   695.9   383.6%    246.0%    175.6%    187.2%     84.8%     43.9%

Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 67
================================================================================


                           FIGURE 44 - EQUITY INDICES


                               [GRAPHIC OMITTED]


                                Index Comparisons
                    ----------------------------------------
                                  SNL       S&P        DJIA
                    ----------------------------------------
                     6/30/94     269.6     444.3     3,625.0
                    12/30/94     244.7     459.3     3,834.4
                     6/30/95     313.5     544.8     4,556.1
                    12/29/95     376.5     615.9     5,117.1
                     6/28/96     387.2     670.6     5,654.6
                    12/31/96     483.6     740.7     6,448.3
                     6/10/97     594.8     865.3     7,539.3
                     7/10/97     638.8     913.8     7,886.8
                     9/08/97     695.9     931.2     7,835.2
                    ----------------------------------------


As the Figures 50 and 51 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the chart on the following page.

Conversion Valuation Appraisal Report                               Page: 1 - 68
================================================================================


                          FIGURE 45 - HISTORICAL RATES

                                [GRAPHIC OMITTED]


Source: Prudential Bache Securities


As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the average IPO pricing at 70.9%, 69.6%, and 72.8% of book value for the first, second, and third quarters of 1997 respectively.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 52 shows, the SNL index has risen at a slower pace than the stock market (using DJIA and S&P as proxies).

The average current price to book multiple for all standard conversions that have taken place since January 1, 1996 is 116.70%; the price to earnings multiple is 35.6x (see Exhibit 7).

As such, a downward adjustment for this measure is warranted, as newly converted thrifts will not trade at the same multiples as seasoned thrifts because investors do not have a proven track record on which to base investment decisions. Additionally, newly converted thrifts need time to reinvest proceeds and leverage the capital raised in the IPO.

Conversion Valuation Appraisal Report                               Page: 1 - 69
================================================================================

    ACQUISITION MARKET

The level of deals in 1997 is below that of 1996, but the second quarter did increase modestly from the first quarter's level.


                    FIGURE 46 - DEALS FOR LAST FIVE QUARTERS


                                [GRAPHIC OMITTED]


Source: SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 70
================================================================================

From 1994 through September 1997, thrift deal prices remained high. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book and tangible book value continue to climb through September 8, 1997, for all thrifts, thrifts in the Mid-Atlantic region, and similar deal size thrifts. Price to earnings for all thrifts and similar size thrifts rose as did price to assets and price to deposits. Price to earnings for the Mid-Atlantic region rose modestly when compared to all thrift deals and interestingly, price to deposits and price to assets declined. This would seem to imply that the Mid-Atlantic thrifts are leveraging capital and creating earnings.


        FIGURE 47 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                               Page: 1 - 71
================================================================================


    FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK


                                [GRAPHIC OMITTED]



          FIGURE 49 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                               Page: 1 - 72
================================================================================


        FIGURE 50 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS


                                [GRAPHIC OMITTED]



      FIGURE 51 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                               Page: 1 - 73
================================================================================

                           FIGURE 52 - DEAL MULTIPLES

Median Price to LTM Earnings              1994      1995      1996      1997 YTD
----------------------------              ----      ----      ----      --------
Thrifts - Nationwide                      13.8      18.6      17.7        25.3
Thrifts - Mid-Atlantic                    13.3      17.9      17.0        18.3
Thrifts - Deal Value $10-$50 Million      13.5      17.6      18.7        41.3

Average Price to Book
---------------------
Thrifts - Nationwide                     154.5     144.7     149.5       168.7
Thrifts - Mid-Atlantic                   153.9     156.5     156.9       188.0
Thrifts - Deal Value $10-$50 Million     158.7     146.0     141.0       161.1

Average Price to Tangible Book
------------------------------
Thrifts - Nationwide                     158.9     149.1     153.6       172.4
Thrifts - Mid-Atlantic                   160.4     157.6     159.4       193.1
Thrifts - Deal Value $10-$50 Million     159.7     153.4     144.1       161.1

Average Price to Assets
-----------------------
Thrifts - Nationwide                      13.9      14.8      15.0        18.0
Thrifts - Mid-Atlantic                    13.2      15.3      17.7        15.1
Thrifts - Deal Value $10-$50 Million      15.4      15.3      16.7        20.5

Average Price to Deposits
-------------------------
Thrifts - Nationwide                      17.0      19.2      19.9        24.0
Thrifts - Mid-Atlantic                    16.2      20.3      24.5        22.4
Thrifts - Deal Value $10-$50 Million      18.7      20.0      22.1        26.3


Currently there are two local pending thrift acquisition announced. Provident Bancshares in Maryland has announced its intention to purchase First Citizens Financial also in Maryland for an estimated 2.21 times book and 31.6 times earnings. Also, American National Bancorp in Maryland has entered into an agreement to be acquired by Crestar Financial, located in Virginia, for an estimated 1.61 times book and 53.3 times earnings. The acquisition multiples associated with all deals are shown below.


                          FIGURE 53 -ACQUISITION TABLE

                                            At Announcement Offer Divided By
                                            --------------------------------
                                            Book Value               LTM EPS
                                            ----------               -------
Pending Merger Median                           188                    23.7
Completed Merger Median                         152                    26.0

Source: SNL Securities


A downward adjustment is warranted for this factor at time of conversion, since new conversions are not readily available for acquisition for well over one year from the date of conversion and since the market prices of the Comparables already have this acquisition premium built in their prices.

Conversion Valuation Appraisal Report                               Page: 1 - 74
================================================================================

    ADJUSTMENTS TO VALUE

Overall,  FinPro  believes  that the  Bank  pro-forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters                                    Valuation Adjustment
--------------------------------------------------------------------------------
Financial Strength                                          Downward

Earnings Quality                                            Downward

Market Area                                                 Slightly downward

Management                                                  No Adjustment

Dividends                                                   Downward

Liquidity of the Issue                                      No Adjustment

Subscription Interest                                       Upward

Recent Regulatory Matters                                   Slightly Downward

Market for Seasoned Thrift Stocks                           Downward

Acquisition Market                                          Downward


As such, and as a result of all the factors discussed, a full offering discount in the 35% - 40% range from the average trading values of the comparable companies appears to be reasonable. This is particularly true as these numbers represent a modest discount to book value for recent standard conversions.

Conversion Valuation Appraisal Report                               Page: 1 - 75
================================================================================

    VALUATION APPROACH

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

          Price to earnings ("P/E")

          Price to tangible book value ("P/TB")

          Price to book value ("P/B")

          Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 8 and 9.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1996 to date) standard conversion group were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach has gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Recently, the P/E approach has regained favor among investors.

As such, in estimating the market value for the Bank, the P/TB was weighted higher than the P/B approach. Additionally, the P/E approach was given equal weighting to the P/TB approach as investors rely on the earnings stream for investment decisions going forward. The P/A ratio was not given much weight in the valuation process

In terms of the market multiples, most weight was given to the Comparable Group and the recent (1996 to date) standard conversions. Less weight was ascribed to all public thrifts and all Illinois thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and only the public Delaware thrift are shown in Exhibit 6.

Conversion Valuation Appraisal Report                               Page: 1 - 76
================================================================================

Based upon the approximately 40% discount defined in the section above, the Bank pricing at the midpoint is estimated to be $8,750,000. Based upon a range below and above the midpoint value, the relative values are $7,440,000 at the minimum and $10,060,000 at the maximum respectively. At the supermaximum of the range the offering value would be $11,570,000.

At the various levels of the estimated value range, the offering would result in the following offering data:


                      FIGURE 54 - VALUE RANGE OFFERING DATA

                                                                Full
                                     Total     Price per     Conversion
Conclusion                          Shares       Share          Value
----------                          ------       -----          -----
Appraised Value - Midpoint            875         $10          $ 8,750
Appraised Value - Minimum             744         $10          $ 7,440
Appraised Value - Maximum           1,006         $10          $10,060
Appraised Value - SuperMaximum*     1,157         $10          $11,570

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

Source: FinPro Inc. Proforma Model

Conversion Valuation Appraisal Report                               Page: 1 - 77
================================================================================

This equates to the following multiples:

                    FIGURE 55 - COMPARABLE PRICING MULTIPLES

                                                     Price Relative to
                             -----------------------------------------------------------------
                             Earnings   Unadjusted Earnings    Book     Tangible Book   Assets
                             --------   -------------------    ----     -------------   ------
The Bank (at midpoint)         17.24           50.00           65.83%       65.83%       7.31%
Comparable Group Average       36.57           36.57          107.52%      107.62%      16.82%
(Discount) Premium            -52.86%          36.72%         -38.77%      -38.83%     -56.54%

Source: FinPro Calculations


                FIGURE 56 - RECENT STANDARD CONVERSION MULTIPLES

                                                     Price Relative to
                             -----------------------------------------------------------------
                             Earnings   Unadjusted Earnings    Book     Tangible Book   Assets
                             --------   -------------------    ----     -------------   ------
The Bank (at midpoint)         17.24           50.00          65.83%       65.83%        7.31%
Recent Standard Conversions    23.70           23.70          71.10%       71.10%       17.10%
(Discount) Premium            -27.26%         110.97%         -7.41%       -7.41%      -57.25%

Source: FinPro Calculations


As the tables above demonstrate, a discount is applied to the Bank relative to the Comparable Group on price to earnings, price to book, and price to tangible book basis and at a premium on a price to assets basis. In comparison to the recent standard conversions the Bank is priced at a discount on all bases.


              FIGURE 57 - SUPERMAX TO RECENT CONVERSION COMPARISON

                                                     Price Relative to
                             -----------------------------------------------------------------
                             Earnings   Unadjusted Earnings    Book     Tangible Book   Assets
                             --------   -------------------    ----     -------------   ------
The Bank (at Supermaximum)     20.00           47.62          73.53%        73.53%       9.47%
Recent Standard Conversions    23.70           23.70          71.10%        71.10%      17.10%
(Discount) Premium            -15.61%         100.93%          3.42%         3.42%     -44.62%

Source: FinPro Calculations


The price to earnings discounts in Figures 55 and 56 are magnified due to the one time SAIF assessment. The assessment is included in the Comparable Group's and Recent Conversion's multiples but not in the Bank's, thereby overstating the relationship.

In addition, the Recent Conversion multiple is based on public offerings which have typically subscribed at the supermaximum. Figure 57 adjusts for these factors by including the Bank's one time SAIF expense in the pro forma earnings and by calculating the discount or premium in comparison to the Bank's multiples at the supermaximum.

Conversion Valuation Appraisal Report                               Page: 1 - 78
================================================================================

    VALUATION CONCLUSION


It is, therefore, our opinion that as of September 8, 1997, the estimated pro-forma market value of the Bank in a full offering was $8,750,000 at the midpoint of a range with a minimum of $7,440,000 to a maximum of $10,060,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $11,570,000. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, Delaware public thrifts and the recent standard conversion group is shown in Exhibits 8 and 9.

                                    Exhibit 1
                           Consolidated Balance Sheets

-------------------------------------------------------------------------------------------------------
                                                               (Unaudited)          December 31,
                                                                April 30,    --------------------------
Assets                                                            1997           1996           1995
------                                                        ------------   ------------   -----------
Cash and cash equivalents                                     $  2,838,215   $  2,643,452   $ 1,060,856
Investment securities held to maturity                                  --             --    11,488,192
Investment securities available for sale                         5,992,005      6,475,800            --
Mortgage-backed securities held to maturity                             --             --       698,669
Mortgage-backed securities available for sale                      190,414        203,147            --
Loans receivable, net                                           92,919,385     98,042,118    78,835,306
Loans held for sale                                              5,547,674             --     1,020,000
Federal Home Loan Bank stock - at cost                           1,332,500      1,500,000       727,500
Accrued interest receivable
  Loans                                                            999,064        975,244       664,189
  Investments                                                       94,666         93,526       180,304
  Mortgage-backed securities                                           111          1,171         3,886
Office property and equipment, net                               1,983,423      2,020,957     2,103,463
Prepaid expenses and other assets                                   86,527         66,012        75,166
Prepaid income taxes                                                63,564        166,850            --
Mortgage servicing rights                                          322,533        317,435       297,969
Deffered income taxes                                              173,618        177,506       221,704
                                                              ------------   ------------   -----------
      Total assets                                            $112,543,699   $112,683,218   $97,377,204
                                                              ============   ============   ===========
Liabilities and Equity
----------------------
Liabilities
-----------
Deposits                                                      $ 78,351,363   $ 78,408,793  $ 81,522,249
Advances from Federal Home Loan Bank                            25,200,000     25,900,000     7,950,000
Advances by borrowers for taxes and insurance                    1,879,033        812,569       652,533
Accrued interest payable                                           276,461        265,764       220,553
Accrued income taxes                                                    --             --       135,890
Accounts payable and accrued expenses                              750,900      1,338,503       833,073
                                                              ------------   ------------   -----------
      Total liabilities                                        106,457,757    106,725,629    91,314,298
                                                              ------------   ------------   -----------
Equity
------
Retained earnings                                                6,090,170      5,968,365     6,062,906
Net unrealized gain (loss) on securities available-for-sale         (3,228)       (10,776)           --
                                                              ------------   ------------   -----------
      Total equity                                                6,086,942     5,957,589    6,062,906
                                                              ------------   ------------   -----------
      Total liabilities and equity                            $112,544,699   $112,683,218   $97,377,204
                                                              ============   ============   ===========

-------------------------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 2
                        Consolidated Statements of Income
                                   $ in 000's

-----------------------------------------------------------------------------------------
                                               (Unaudited)
                                            Six Months Ended            Years Ended
                                                June 30,                December 31,
                                        -----------------------   -----------------------
                                           1997         1996         1996         1995
                                        ----------   ----------   ----------   ----------
Interest and dividend income:
  Loans                                 $3,797,982   $3,346,748   $7,092,065   $6,408,566
  Mortgage-backed securities                 6,821       22,141       38,982       40,336
  Dividents on investments                 267,555      393,758      791,062      843,845
                                        ----------   ----------   ----------   ----------
       Total interest income             4,072,358    3,762,647    7,922,109    7,292,747

Interest expense:
  Deposits                               2,196,245    2,276,637    4,497,657    4,351,008
  Federal Home Loan Bank advances          780,646      364,473    1,252,482      704,133
                                        ----------   ----------   ----------   ----------
       Total interest expense            2,976,891    2,641,110    5,750,139    5,055,141
                                        ----------   ----------   ----------   ----------
Net interest income                      1,095,467    1,121,537    2,171,970    2,237,606
                                        ----------   ----------   ----------   ----------
Provision for loan losses                   10,000       26,000       47,000        5,000
                                        ----------   ----------   ----------   ----------
Net interest income after provision
         for loan losses                 1,085,467    1,095,537    2,124,970    2,232,606

Noninterest income:
  Service fees                              47,563       98,840      189,604       51,700
  Gain on sale of loans                     16,632       48,766       68,629      438,970
  Realized market adjustment on loans       10,691           --           --       11,060
  Other income                              10,027        9,664       46,543       18,469
                                        ----------   ----------   ----------   ----------
     Total noninterest income               84,913      157,270      304,776      520,199

Noninterest expense:
  Compensation and benefits                477,953      511,016      916,635      941,086
  Advertising                              101,210      142,024      202,825      169,170
  Federal insurance premiums                15,265       94,053      187,057      171,097
  SAIF assessment                               --           --      491,992           --
  Occupancy expense                        101,425      135,238      214,968      236,687
  Data processing expense                   69,761       65,703      121,121      103,178
  Directors fees                            53,738       57,046      105,817       99,036
  General and administrative expenses      141,223      176,881      352,872      347,957
                                        ----------   ----------   ----------   ----------
     Total noninterest expense             960,575    1,181,961    2,593,287    2,068,211
                                        ----------   ----------   ----------   ----------
       Income before income taxes          209,805       70,846     (163,541)     684,594
       Income tax provision                 88,000       30,000      (69,000)     264,670
                                        ----------   ----------   ----------   ----------
       Net income                       $  121,805   $   40,846   $  (94,541)  $  419,924
                                        ==========   ==========   ==========   ==========

-----------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 3
                        Consolidated Statements of Equity

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Unrealized
                                                                                                     Gain (Loss)
                                                                                                    on Securities
                                                                                        Retained     Available-
                                                                                        Earnings      for-Sale         Total
                                                                                       ----------   -------------   ----------
Balance at January 1, 1995                                                             $5,642,982     $     --      $5,642,982

Net income for the year ended December 31, 1995                                           419,924           --         419,924
                                                                                       ----------     --------      ----------
Balance at December 31, 1995                                                            6,062,906           --       6,062,906

Net loss for the year ended December 31, 1996                                             (94,541)          --         (94,541)

Unrealized losses on available for sale securities, net of taxes                               --      (10,776)        (10,776)
                                                                                       ----------     --------      ----------
Balance at December 31, 1996                                                            5,968,365      (10,776)      5,957,589

Net Income for the six-month period ended June 30, 1997 (unaudited)                       121,805           --         121,805

Change in unrealized losses on available for sale securities, net of tax (unaudited)           --        7,548           7,548
                                                                                       ----------     --------      ----------
Balance June 30, 1997 (unaudited)                                                       6,090,170       (3,228)      6,086,942
------------------------------------------------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 4
                      Consolidated Statements of Cash Flows

--------------------------------------------------------------------------------------------------------------------------
                                                                             (Unaudited)
                                                                          Six Months Ended              Years Ended
                                                                              June 30,                  December 31,
                                                                     -------------------------   -------------------------
                                                                         1997          1996          1996          1995
                                                                     -----------   -----------   -----------   -----------
Cash flows from operating activities:
   Net income                                                        $   121,805   $    40,846   $   (94,541)  $   419,924
Adjustments to reconcile net income to net
  cash from operating activities:
  Depreciation                                                            58,079        93,959       121,751       164,780
  Provision for loan losses                                               10,000        26,000        47,000         5,000
  Gain on sale of investment and mortgage-backed securities                   --            --        (6,925)           --
  Gain on sale of loans                                                  (12,144)      (16,727)      (68,629)     (438,970)
  Realized market adjustment on loans                                    (19,439)           --            --       (11,060)
  Amortization of:
      Deferred loan fees                                                 (40,988)      (71,159)     (130,226)     (126,475)
      Discount on investment and mortgage-backed securities               (4,048)       (3,803)       (8,827)       (6,782)
  Net change in assets and liabilities which provide (use) cash:
      Accrued interest receivable                                        (24,900)     (250,824)     (221,562)     (170,295)
      Mortgage servicing rights                                           (5,098)       58,868       (19,466)     (297,969)
      Prepayment expenses and other assets                               (20,515)       (2,230)        9,153        (7,296)
      Accrued interest payable                                            10,697       (46,108)       45,211       (24,932)
      Accounts payable and accrued expenses                             (587,603)      177,515       505,430        28,720
      Income taxes                                                       103,286      (340,140)     (252,740)      452,205
Deffered loan fees                                                        57,420       179,484       379,572       564,350
                                                                     -----------   -----------   -----------   -----------
Net cash provided by operating activities                               (353,448)     (154,319)      305,201       551,200

Cash flows from investing activities:
  Proceeds from sale of investments held to maturity                          --            --    $2,996,406            --
  Proceeds from sales of investments                                     500,000     3,999,844     6,998,205     7,500,000
  Principal collected on long term loans and mortgage-backed
    securities held to maturity                                        6,463,211     8,010,488    15,576,441     9,865,735
  Long-term loans originated                                          (7,999,170)  (20,587,053)  (38,236,036)  (47,296,058)
  Procedes from sale of  loans                                         1,128,181     1,013,297     4,407,397    29,869,979
  Procedes from sale of mortgage-backed securities held to maturity           --            --       346,427            --
  Sale of Federal Home Loan Bank stock                                   277,300        28,200       263,200        25,700
  Purchase of Federal Home Loan Bank stock                              (109,800)     (435,700)   (1,035,700)     (104,400)
  Purchase of investments                                                     --    (3,997,375)   (4,996,281)   (6,997,017)
  Proceeds from sale of real estate owned                                     --            --            --        63,000
  Purchases of premises and equipment                                    (20,545)      (13,304)      (39,244)      (62,167)
                                                                     -----------   -----------   -----------   -----------
Net cash used in investing activities                                    239,177   (11,981,603)  (13,719,185)   (7,135,228)

Cash flows from financing activities:
  Net change in deposits                                                 (57,430)   (2,135,009)   (3,113,456)   11,025,699
  Increase in advances by borrowers for taxes and insurance            1,066,464     1,125,935       160,036       123,382
  Proceeds from Federal Home Loan Bank advances                       38,345,726    41,031,957    79,119,823    26,950,000
  Repayments of Federal Home Loan Bank advances                      (39,045,726)  (26,281,957)  (61,169,823)  (31,900,000)
                                                                     -----------   -----------   -----------   -----------
Net cash provided by (used in) financing activities                      309,034    13,740,926    14,996,580     6,199,081
                                                                     -----------   -----------   -----------   -----------
Net change in cash and cash equivalents                                  194,763     1,605,004     1,582,596      (384,947)

Cash and cash equivalents at beginning of period                       2,643,452     1,060,856     1,060,856     1,445,803
                                                                     -----------   -----------   -----------   -----------
Cash and cash equivalents at end of period                           $ 2,838,215   $ 2,665,860   $ 2,643,452   $ 1,060,856
                                                                     ===========   ===========   ===========   ===========

Supplemental disclosures of cash flow information
  Cash paid during the year for:
      Interest                                                       $ 2,966,194   $ 2,687,219   $ 5,704,928   $ 5,080,072
      Income taxes                                                         9,978       310,140       310,140        31,018
--------------------------------------------------------------------------------------------------------------------------

Source: Audited Financial Statements

                                    Exhibit 5
                      Selected Data on all Public Thrifts

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
CAL     California Federal Bank, a FSB  Private San Francisco      CA     227          NA     SAIF      Not Avail.
CCMD    Chevy Chase Bank, FSB           Private Chevy Chase        MD     107          NA     SAIF      Not Avail.
AABC    Access Anytime Bancorp, Inc.     NASDAQ Clovis             NA       3    08/08/86     SAIF       Regular
AADV    Advantage Bancorp Inc.           NASDAQ Kenosha            WI      15    03/23/92     SAIF       Regular
ABBK    Abington Bancorp Inc.            NASDAQ Abington           MA       7    06/10/86      BIF       Regular
ABCL    Alliance Bancorp Inc.            NASDAQ Hinsdale           IL      14    07/07/92     SAIF       Regular
ABCW    Anchor BanCorp Wisconsin         NASDAQ Madison            WI      35    07/16/92     SAIF       Regular
AFBC    Advance Financial Bancorp        NASDAQ Wellsburg          WV       2    01/02/97     SAIF       Regular
AFCB    Affiliated Community Bancorp     NASDAQ Waltham            MA      12    10/19/95     SAIF      Not Avail.
AFED    AFSALA Bancorp Inc.              NASDAQ Amsterdam          NY       5    10/01/96     SAIF       Regular
AFFFZ   America First Financial Fund     NASDAQ San Francisco      CA      36          NA     SAIF      Not Avail.
AHCI    Ambanc Holding Co.               NASDAQ Amsterdam          NY      12    12/27/95      BIF       Regular
AHM     Ahmanson & Company (H.F.)          NYSE Irwindale          CA     368    10/25/72     SAIF       Regular
ALBC    Albion Banc Corp.                NASDAQ Albion             NY       2    07/26/93     SAIF       Regular
ALBK    ALBANK Financial Corp.           NASDAQ Albany             NY      72    04/01/92     SAIF       Regular
AMFC    AMB Financial Corp.              NASDAQ Munster            IN       4    04/01/96     SAIF       Regular
ANA     Acadiana Bancshares Inc.           AMSE Lafayette          LA       4    07/16/96     SAIF       Regular
ANBK    American National Bancorp        NASDAQ Baltimore          MD      10    10/31/95     SAIF      Not Avail.
ANDB    Andover Bancorp Inc.             NASDAQ Andover            MA      12    05/08/86      BIF       Regular
ASBI    Ameriana Bancorp                 NASDAQ New Castle         IN       8    03/02/87     SAIF       Regular
ASBP    ASB Financial Corp.              NASDAQ Portsmouth         OH       1    05/11/95     SAIF       Regular
ASFC    Astoria Financial Corp.          NASDAQ Lake Success       NY      45    11/18/93     SAIF       Regular
ATSB    AmTrust Capital Corp.            NASDAQ Peru               IN       2    03/28/95     SAIF       Regular
AVND    Avondale Financial Corp.         NASDAQ Chicago            IL       5    04/07/95     SAIF       Regular
BANC    BankAtlantic Bancorp Inc.        NASDAQ Fort Lauderdale    FL      57    11/29/83     SAIF       Regular
BDJI    First Federal Bancorporation     NASDAQ Bemidji            MN       5    04/04/95     SAIF       Regular
BFD     BostonFed Bancorp Inc.             AMSE Burlington         MA      10    10/24/95     SAIF       Regular
BFFC    Big Foot Financial Corp.         NASDAQ Long Grove         IL       3    12/20/96     SAIF       Regular
BFSB    Bedford Bancshares Inc.          NASDAQ Bedford            VA       3    08/22/94     SAIF       Regular
BKC     American Bank of Connecticut       AMSE Waterbury          CT      15    12/01/81      BIF       Regular
BKCT    Bancorp Connecticut Inc.         NASDAQ Southington        CT       3    07/03/86      BIF       Regular
BKUNA   BankUnited Financial Corp.       NASDAQ Coral Gables       FL      14    12/11/85     SAIF       Regular
BNKU    Bank United Corp.                NASDAQ Houston            TX      70    08/09/96     SAIF      Not Avail.
BPLS    Bank Plus Corp.                  NASDAQ Los Angeles        CA      38          NA     SAIF      Not Avail.
BSBC    Branford Savings Bank            NASDAQ Branford           CT       5    11/04/86      BIF       Regular
BTHL    Bethel Bancorp                   NASDAQ Portland           ME       8    08/19/87      BIF       Regular
BVCC    Bay View Capital Corp.           NASDAQ San Mateo          CA      45    05/09/86     SAIF       Regular
BWFC    Bank West Financial Corp.        NASDAQ Grand Rapids       MI       3    03/30/95     SAIF       Regular
BYFC    Broadway Financial Corp.         NASDAQ Los Angeles        CA       3    01/09/96     SAIF       Regular
CAFI    Camco Financial Corp.            NASDAQ Cambridge          OH      11          NA     SAIF      Not Avail.
CAPS    Capital Savings Bancorp Inc.     NASDAQ Jefferson City     MO       8    12/29/93     SAIF       Regular
CASB    Cascade Financial Corp.          NASDAQ Everett            WA       8    09/16/92     SAIF       Regular
CASH    First Midwest Financial Inc.     NASDAQ Storm Lake         IA      12    09/20/93     SAIF       Regular
CATB    Catskill Financial Corp.         NASDAQ Catskill           NY       4    04/18/96      BIF       Regular
CBCI    Calumet Bancorp Inc.             NASDAQ Dolton             IL       5    02/20/92     SAIF       Regular
CBES    CBES Bancorp Inc.                NASDAQ Excelsior Springs  MO       2    09/30/96     SAIF       Regular
CBK     Citizens First Financial Corp.     AMSE Bloomington        IL       6    05/01/96     SAIF       Regular
CBSA    Coastal Bancorp Inc.             NASDAQ Houston            TX      37          NA     SAIF      Not Avail.
CBSB    Charter Financial Inc.           NASDAQ Sparta             IL       8    12/29/95     SAIF      Not Avail.
CCFH    CCF Holding Company              NASDAQ Jonesboro          GA       5    07/12/95     SAIF       Regular
CEBK    Central Co-operative Bank        NASDAQ Somerville         MA       8    10/24/86      BIF       Regular
CENB    Century Bancorp Inc.             NASDAQ Thomasville        NC       1    12/23/96     SAIF       Regular
CENF    CENFED Financial Corp.           NASDAQ Pasadena           CA      18    10/25/91     SAIF       Regular
CFB     Commercial Federal Corp.           NYSE Omaha              NE     107    12/31/84     SAIF       Regular
CFBC    Community First Banking Co.      NASDAQ Carrollton         GA      12    07/01/97     SAIF       Regular
CFCP    Coastal Financial Corp.          NASDAQ Myrtle Beach       SC       9    09/26/90     SAIF       Regular
CFFC    Community Financial Corp.        NASDAQ Staunton           VA       4    03/30/88     SAIF       Regular
CFNC    Carolina Fincorp Inc.            NASDAQ Rockingham         NC       4    11/25/96     SAIF       Regular
CFSB    CFSB Bancorp Inc.                NASDAQ Lansing            MI      17    06/22/90     SAIF       Regular
CFTP    Community Federal Bancorp        NASDAQ Tupelo             MS       1    03/26/96     SAIF       Regular
CFX     CFX Corp.                          AMSE Keene              NH      43    02/12/87      BIF       Regular
CIBI    Community Investors Bancorp      NASDAQ Bucyrus            OH       3    02/07/95     SAIF       Regular
CKFB    CKF Bancorp Inc.                 NASDAQ Danville           KY       1    01/04/95     SAIF       Regular
CLAS    Classic Bancshares Inc.          NASDAQ Ashland            KY       3    12/29/95     SAIF       Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
CMRN    Cameron Financial Corp           NASDAQ Cameron            MO       3    04/03/95     SAIF       Regular
CMSB    Commonwealth Bancorp Inc.        NASDAQ Norristown         PA      56    06/17/96     SAIF      Not Avail.
CMSV    Community Savings FA (MHC)       NASDAQ North Palm Beach   FL      19    10/24/94     SAIF      Mutual HC
CNIT    CENIT Bancorp Inc.               NASDAQ Norfolk            VA      19    08/06/92     SAIF       Regular
CNSB    CNS Bancorp Inc.                 NASDAQ Jefferson City     MO       5    06/12/96     SAIF       Regular
CNY     Carver Bancorp Inc.                AMSE New York           NY       7    10/25/94     SAIF       Regular
COFI    Charter One Financial            NASDAQ Cleveland          OH     175    01/22/88     SAIF       Regular
CONE    Conestoga Bancorp, Inc.          NASDAQ Roslyn             NY       8    03/30/94     SAIF       Regular
COOP    Cooperative Bankshares Inc.      NASDAQ Wilmington         NC      17    08/21/91     SAIF       Regular
CRZY    Crazy Woman Creek Bancorp        NASDAQ Buffalo            WY       1    03/29/96     SAIF       Regular
CSA     Coast Savings Financial            NYSE Los Angeles        CA      91    12/23/85     SAIF       Regular
CSBF    CSB Financial Group Inc.         NASDAQ Centralia          IL       2    10/09/95     SAIF       Regular
CTZN    CitFed Bancorp Inc.              NASDAQ Dayton             OH      35    01/23/92     SAIF       Regular
CVAL    Chester Valley Bancorp Inc.      NASDAQ Downingtown        PA       7    03/27/87     SAIF       Regular
DCBI    Delphos Citizens Bancorp Inc.    NASDAQ Delphos            OH       1    11/21/96     SAIF       Regular
DIBK    Dime Financial Corp.             NASDAQ Wallingford        CT      11    07/09/86      BIF       Regular
DIME    Dime Community Bancorp Inc.      NASDAQ Brooklyn           NY      15    06/26/96      BIF       Regular
DME     Dime Bancorp Inc.                  NYSE New York           NY      91    08/19/86      BIF       Regular
DNFC    D & N Financial Corp.            NASDAQ Hancock            MI      37    02/13/85     SAIF       Regular
DSL     Downey Financial Corp.             NYSE Newport Beach      CA      84    01/01/71     SAIF      Not Avail.
EBSI    Eagle Bancshares                 NASDAQ Tucker             GA      14    04/01/86     SAIF       Regular
EFBC    Empire Federal Bancorp Inc.      NASDAQ Livingston         MT       3    01/27/97     SAIF       Regular
EFBI    Enterprise Federal Bancorp       NASDAQ West Chester       OH       5    10/17/94     SAIF       Regular
EGFC    Eagle Financial Corp.            NASDAQ Bristol            CT      30    02/03/87     SAIF       Regular
EGLB    Eagle BancGroup Inc.             NASDAQ Bloomington        IL       3    07/01/96     SAIF       Regular
EIRE    Emerald Isle Bancorp Inc.        NASDAQ Quincy             MA       9    09/08/86      BIF       Regular
EMLD    Emerald Financial Corp.          NASDAQ Strongsville       OH      14          NA     SAIF       Regular
EQSB    Equitable Federal Savings Bank   NASDAQ Wheaton            MD       4    09/10/93     SAIF     Supervisory
ESBK    Elmira Savings Bank (The)        NASDAQ Elmira             NY       6    03/01/85      BIF       Regular
ESX     Essex Bancorp Inc.                 AMSE Norfolk            VA       4    07/18/90     SAIF      Not Avail.
ETFS    East Texas Financial Services    NASDAQ Tyler              TX       2    01/10/95     SAIF       Regular
FAB     FirstFed America Bancorp Inc.      AMSE Fall River         MA      13    01/15/97     SAIF       Regular
FBBC    First Bell Bancorp Inc.          NASDAQ Pittsburgh         PA       7    06/29/95     SAIF       Regular
FBCI    Fidelity Bancorp Inc.            NASDAQ Chicago            IL       5    12/15/93     SAIF       Regular
FBCV    1ST Bancorp                      NASDAQ Vincennes          IN       1    04/07/87     SAIF       Regular
FBER    1st Bergen Bancorp               NASDAQ Wood-Ridge         NJ       4    04/01/96     SAIF       Regular
FBHC    Fort Bend Holding Corp.          NASDAQ Rosenberg          TX       6    06/30/93     SAIF       Regular
FBNW    FirstBank Corp.                  NASDAQ Lewiston           ID       5    07/02/97     SAIF       Regular
FBSI    First Bancshares Inc.            NASDAQ Mountain Grove     MO       6    12/22/93     SAIF       Regular
FCB     Falmouth Co-Operative Bank         AMSE Falmouth           MA       2    03/28/96      BIF       Regular
FCBF    FCB Financial Corp.              NASDAQ Neenah             WI      13    09/24/93     SAIF       Regular
FCME    First Coastal Corp.              NASDAQ Westbrook          ME       7          NA      BIF      Not Avail.
FDEF    First Defiance Financial         NASDAQ Defiance           OH       9    10/02/95     SAIF      Not Avail.
FED     FirstFed Financial Corp.           NYSE Santa Monica       CA      24    12/16/83     SAIF       Regular
FESX    First Essex Bancorp Inc.         NASDAQ Andover            MA      15    08/04/87      BIF       Regular
FFBA    First Colorado Bancorp Inc.      NASDAQ Lakewood           CO      26    01/02/96     SAIF      Not Avail.
FFBH    First Federal Bancshares of AR   NASDAQ Harrison           AR      13    05/03/96     SAIF       Regular
FFBI    First Financial Bancorp Inc.     NASDAQ Belvidere          IL       2    10/04/93     SAIF       Regular
FFBS    FFBS BanCorp Inc.                NASDAQ Columbus           MS       3    07/01/93     SAIF       Regular
FFBZ    First Federal Bancorp Inc.       NASDAQ Zanesville         OH       6    07/13/92     SAIF       Regular
FFCH    First Financial Holdings Inc.    NASDAQ Charleston         SC      33    11/10/83     SAIF       Regular
FFDB    FirstFed Bancorp Inc.            NASDAQ Bessemer           AL       8    11/19/91     SAIF       Regular
FFDF    FFD Financial Corp.              NASDAQ Dover              OH       1    04/03/96     SAIF       Regular
FFED    Fidelity Federal Bancorp         NASDAQ Evansville         IN       4    08/31/87     SAIF       Regular
FFES    First Federal of East Hartford   NASDAQ East Hartford      CT      12    06/23/87     SAIF       Regular
FFFC    FFVA Financial Corp.             NASDAQ Lynchburg          VA      12    10/12/94     SAIF       Regular
FFFD    North Central Bancshares Inc.    NASDAQ Fort Dodge         IA       4    03/21/96     SAIF      Not Avail.
FFFG    F.F.O. Financial Group Inc.      NASDAQ St. Cloud          FL      11    10/13/88     SAIF       Regular
FFFL    Fidelity Bankshares Inc. (MHC)   NASDAQ West Palm Beach    FL      20    01/07/94     SAIF      Mutual HC
FFHC    First Financial Corp.            NASDAQ Stevens Point      WI     128    12/24/80     SAIF       Regular
FFHH    FSF Financial Corp.              NASDAQ Hutchinson         MN      11    10/07/94     SAIF       Regular
FFHS    First Franklin Corporation       NASDAQ Cincinnati         OH       7    01/26/88     SAIF       Regular
FFIC    Flushing Financial Corp.         NASDAQ Flushing           NY       7    11/21/95      BIF       Regular
FFKY    First Federal Financial Corp.    NASDAQ Elizabethtown      KY       8    07/15/87     SAIF       Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
FFLC    FFLC Bancorp Inc.                NASDAQ Leesburg           FL       9    01/04/94     SAIF       Regular
FFOH    Fidelity Financial of Ohio       NASDAQ Cincinnati         OH      11    03/04/96     SAIF      Not Avail.
FFPB    First Palm Beach Bancorp Inc.    NASDAQ West Palm Beach    FL      44    09/29/93     SAIF       Regular
FFSL    First Independence Corp.         NASDAQ Independence       KS       2    10/08/93     SAIF       Regular
FFSX    First Fed SB of Siouxland(MHC)   NASDAQ Sioux City         IA      13    07/13/92     SAIF      Mutual HC
FFWC    FFW Corp.                        NASDAQ Wabash             IN       4    04/05/93     SAIF       Regular
FFWD    Wood Bancorp Inc.                NASDAQ Bowling Green      OH       7    08/31/93     SAIF       Regular
FFYF    FFY Financial Corp.              NASDAQ Youngstown         OH      10    06/28/93     SAIF       Regular
FGHC    First Georgia Holding Inc.       NASDAQ Brunswick          GA       7    02/11/87     SAIF       Regular
FIBC    Financial Bancorp Inc.           NASDAQ Long Island City   NY       5    08/17/94     SAIF       Regular
FISB    First Indiana Corporation        NASDAQ Indianapolis       IN      26    08/02/83     SAIF       Regular
FKFS    First Keystone Financial         NASDAQ Media              PA       5    01/26/95     SAIF       Regular
FKKY    Frankfort First Bancorp Inc.     NASDAQ Frankfort          KY       3    07/10/95     SAIF       Regular
FLAG    FLAG Financial Corp.             NASDAQ LaGrange           GA       4    12/11/86     SAIF       Regular
FLFC    First Liberty Financial Corp.    NASDAQ Macon              GA      31    12/06/83     SAIF       Regular
FLGS    Flagstar Bancorp Inc.            NASDAQ Bloomfield Hills   MI      19          NA     SAIF      Not Avail.
FLKY    First Lancaster Bancshares       NASDAQ Lancaster          KY       1    07/01/96     SAIF       Regular
FMBD    First Mutual Bancorp Inc.        NASDAQ Decatur            IL      12    07/05/95     SAIF       Regular
FMCO    FMS Financial Corporation        NASDAQ Burlington         NJ      19    12/14/88     SAIF       Regular
FMSB    First Mutual Savings Bank        NASDAQ Bellevue           WA       8    12/17/85      BIF       Regular
FNGB    First Northern Capital Corp.     NASDAQ Green Bay          WI      20    12/29/83     SAIF       Regular
FOBC    Fed One Bancorp                  NASDAQ Wheeling           WV       9    01/19/95     SAIF      Not Avail.
FPRY    First Financial Bancorp          NASDAQ Tallahassee        FL       6    03/29/88     SAIF       Regular
FRC     First Republic Bancorp             NYSE San Francisco      CA      13          NA      BIF      Not Avail.
FSBI    Fidelity Bancorp Inc.            NASDAQ Pittsburgh         PA       8    06/24/88     SAIF       Regular
FSFC    First Southeast Financial Corp   NASDAQ Anderson           SC      11    10/08/93     SAIF       Regular
FSLA    First Savings Bank (MHC)         NASDAQ Woodbridge         NJ      17    07/10/92     SAIF      Mutual HC
FSNJ    Bayonne Bancshares Inc.          NASDAQ Bayonne            NJ       4    08/22/97     SAIF      Mutual HC
FSPG    First Home Bancorp Inc.          NASDAQ Pennsville         NJ      10    04/20/87     SAIF       Regular
FSPT    FirstSpartan Financial Corp.     NASDAQ Spartanburg        SC       5    07/09/97     SAIF       Regular
FSSB    First FS&LA of San Bernardino    NASDAQ San Bernardino     CA       4    02/02/93     SAIF       Regular
FSTC    First Citizens Corp.             NASDAQ Newnan             GA       9    03/01/86     SAIF       Regular
FTF     Texarkana First Financial Corp     AMSE Texarkana          AR       5    07/07/95     SAIF       Regular
FTFC    First Federal Capital Corp.      NASDAQ La Crosse          WI      45    11/02/89     SAIF       Regular
FTNB    Fulton Bancorp Inc.              NASDAQ Fulton             MO       2    10/18/96     SAIF       Regular
FTSB    Fort Thomas Financial Corp.      NASDAQ Fort Thomas        KY       2    06/28/95     SAIF       Regular
FWWB    First SB of Washington Bancorp   NASDAQ Walla Walla        WA      21    11/01/95     SAIF       Regular
GAF     GA Financial Inc.                  AMSE Pittsburgh         PA      13    03/26/96     SAIF       Regular
GBCI    Glacier Bancorp Inc.             NASDAQ Kalispell          MT      18    03/30/84     SAIF       Regular
GDVS    Greater Delaware Valley (MHC)    NASDAQ Broomall           PA       7    03/03/95     SAIF      Mutual HC
GDW     Golden West Financial              NYSE Oakland            CA     249    05/29/59     SAIF      Not Avail.
GFCO    Glenway Financial Corp.          NASDAQ Cincinnati         OH       5    11/30/90     SAIF       Regular
GFED    Guaranty Federal SB (MHC)        NASDAQ Springfield        MO       4    04/10/95     SAIF      Mutual HC
GFSB    GFS Bancorp Inc.                 NASDAQ Grinnell           IA       1    01/06/94     SAIF       Regular
GOSB    GSB Financial Corp.              NASDAQ Goshen             NY       2    07/09/97      BIF       Regular
GPT     GreenPoint Financial Corp.         NYSE New York           NY      74    01/28/94      BIF       Regular
GRTR    Greater New York Savings Bank    NASDAQ New York           NY      14    06/17/87      BIF       Regular
GSB     Golden State Bancorp Inc.          NYSE Glendale           CA     171    10/01/83     SAIF       Regular
GSBC    Great Southern Bancorp Inc.      NASDAQ Springfield        MO      25    12/14/89     SAIF       Regular
GSFC    Green Street Financial Corp.     NASDAQ Fayetteville       NC       3    04/04/96     SAIF       Regular
GSLA    GS Financial Corp.               NASDAQ Metairie           LA       3    04/01/97     SAIF       Regular
GTFN    Great Financial Corporation      NASDAQ Louisville         KY      45    03/31/94     SAIF       Regular
GTPS    Great American Bancorp           NASDAQ Champaign          IL       3    06/30/95     SAIF       Regular
GUPB    GFSB Bancorp Inc.                NASDAQ Gallup             NA       1    06/30/95     SAIF       Regular
GWBC    Gateway Bancorp Inc.             NASDAQ Catlettsburg       KY       2    01/18/95     SAIF       Regular
HALL    Hallmark Capital Corp.           NASDAQ West Allis         WI       3    01/03/94     SAIF       Regular
HARB    Harbor Florida Bancorp (MHC)     NASDAQ Fort Pierce        FL      23    01/06/94     SAIF      Mutual HC
HARL    Harleysville Savings Bank        NASDAQ Harleysville       PA       4    08/04/87     SAIF       Regular
HARS    Harris Savings Bank (MHC)        NASDAQ Harrisburg         PA      33    01/25/94     SAIF      Mutual HC
HAVN    Haven Bancorp Inc.               NASDAQ Woodhaven          NY      30    09/23/93     SAIF       Regular
HBBI    Home Building Bancorp            NASDAQ Washington         IN       2    02/08/95     SAIF       Regular
HBEI    Home Bancorp of Elgin Inc.       NASDAQ Elgin              IL       5    09/27/96     SAIF       Regular
HBFW    Home Bancorp                     NASDAQ Fort Wayne         IN       9    03/30/95     SAIF       Regular
HBNK    Highland Federal Bank FSB        NASDAQ Burbank            CA       8          NA     SAIF      Not Avail.

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
HBS     Haywood Bancshares Inc.            AMSE Waynesville        NC       4    12/18/87      BIF      Not Avail.
HCBB    HCB Bancshares Inc.              NASDAQ Camden             AR       6    05/07/97     SAIF       Regular
HCFC    Home City Financial Corp.        NASDAQ Springfield        OH       1    12/30/96     SAIF       Regular
HEMT    HF Bancorp Inc.                  NASDAQ Hemet              CA      19    06/30/95     SAIF       Regular
HFFB    Harrodsburg First Fin Bancorp    NASDAQ Harrodsburg        KY       2    10/04/95     SAIF       Regular
HFFC    HF Financial Corp.               NASDAQ Sioux Falls        SD      19    04/08/92     SAIF       Regular
HFGI    Harrington Financial Group       NASDAQ Richmond           IN       4          NA     SAIF      Not Avail.
HFNC    HFNC Financial Corp.             NASDAQ Charlotte          NC       9    12/29/95     SAIF       Regular
HFSA    Hardin Bancorp Inc.              NASDAQ Hardin             MO       3    09/29/95     SAIF       Regular
HHFC    Harvest Home Financial Corp.     NASDAQ Cheviot            OH       3    10/10/94     SAIF       Regular
HIFS    Hingham Instit. for Savings      NASDAQ Hingham            MA       5    12/20/88      BIF       Regular
HMCI    HomeCorp Inc.                    NASDAQ Rockford           IL       9    06/22/90     SAIF       Regular
HMLK    Hemlock Federal Financial Corp   NASDAQ Oak Forest         IL       3    04/02/97     SAIF       Regular
HMNF    HMN Financial Inc.               NASDAQ Spring Valley      MN       7    06/30/94     SAIF       Regular
HOMF    Home Federal Bancorp             NASDAQ Seymour            IN      16    01/23/88     SAIF       Regular
HPBC    Home Port Bancorp Inc.           NASDAQ Nantucket          MA       2    08/25/88      BIF       Regular
HRBF    Harbor Federal Bancorp Inc.      NASDAQ Baltimore          MD       9    08/12/94     SAIF       Regular
HRZB    Horizon Financial Corp.          NASDAQ Bellingham         WA      12    08/01/86      BIF       Regular
HTHR    Hawthorne Financial Corp.        NASDAQ El Segundo         CA       6          NA     SAIF      Not Avail.
HVFD    Haverfield Corp.                 NASDAQ Cleveland          OH      10    03/19/85     SAIF       Regular
HWEN    Home Financial Bancorp           NASDAQ Spencer            IN       1    07/02/96     SAIF       Regular
HZFS    Horizon Financial Svcs Corp.     NASDAQ Oskaloosa          IA       3    06/30/94     SAIF       Regular
IBSF    IBS Financial Corp.              NASDAQ Cherry Hill        NJ      10    10/13/94     SAIF       Regular
IFSB    Independence Federal Svgs Bank   NASDAQ Washington         DC       2    06/06/85     SAIF       Regular
INBI    Industrial Bancorp               NASDAQ Bellevue           OH      10    08/01/95     SAIF       Regular
INCB    Indiana Community Bank SB        NASDAQ Lebanon            IN       3    12/15/94     SAIF       Regular
IPSW    Ipswich Savings Bank             NASDAQ Ipswich            MA       5    05/26/93      BIF       Regular
ISBF    ISB Financial Corporation        NASDAQ New Iberia         LA      27    04/07/95     SAIF       Regular
ITLA    ITLA Capital Corp.               NASDAQ La Jolla           CA       6    10/24/95      BIF      Not Avail.
IWBK    InterWest Bancorp Inc.           NASDAQ Oak Harbor         WA      38          NA     SAIF      Not Avail.
JOAC    Joachim Bancorp Inc.             NASDAQ De Soto            MO       1    12/28/95     SAIF       Regular
JSB     JSB Financial Inc.                 NYSE Lynbrook           NY      13    06/27/90      BIF       Regular
JSBA    Jefferson Savings Bancorp        NASDAQ Ballwin            MO      32    04/08/93     SAIF       Regular
JXSB    Jacksonville Savings Bk (MHC)    NASDAQ Jacksonville       IL       4    04/21/95     SAIF      Mutual HC
JXVL    Jacksonville Bancorp Inc.        NASDAQ Jacksonville       TX       6    04/01/96     SAIF      Not Avail.
KFBI    Klamath First Bancorp            NASDAQ Klamath Falls      OR      33    10/05/95     SAIF       Regular
KNK     Kankakee Bancorp Inc.              AMSE Kankakee           IL       9    01/06/93     SAIF       Regular
KSAV    KS Bancorp Inc.                  NASDAQ Kenly              NC       4    12/30/93     SAIF       Regular
KSBK    KSB Bancorp Inc.                 NASDAQ Kingfield          ME       8    06/24/93      BIF       Regular
KYF     Kentucky First Bancorp Inc.        AMSE Cynthiana          KY       2    08/29/95     SAIF       Regular
LARK    Landmark Bancshares Inc.         NASDAQ Dodge City         KS       5    03/28/94     SAIF       Regular
LARL    Laurel Capital Group Inc.        NASDAQ Allison Park       PA       6    02/20/87     SAIF       Regular
LFBI    Little Falls Bancorp Inc.        NASDAQ Little Falls       NJ       6    01/05/96     SAIF       Regular
LFCO    Life Financial Corp.             NASDAQ Riverside          CA       5          NA     SAIF      Not Avail.
LFED    Leeds Federal Savings Bk (MHC)   NASDAQ Baltimore          MD       1    05/02/94     SAIF      Mutual HC
LIFB    Life Bancorp Inc.                NASDAQ Norfolk            VA      20    10/11/94     SAIF       Regular
LISB    Long Island Bancorp Inc.         NASDAQ Melville           NY      35    04/18/94     SAIF       Regular
LOGN    Logansport Financial Corp.       NASDAQ Logansport         IN       1    06/14/95     SAIF       Regular
LONF    London Financial Corporation     NASDAQ London             OH       1    04/01/96     SAIF       Regular
LSBI    LSB Financial Corp.              NASDAQ Lafayette          IN       4    02/03/95      BIF       Regular
LSBX    Lawrence Savings Bank            NASDAQ North Andover      MA       5    05/02/86      BIF       Regular
LVSB    Lakeview Financial               NASDAQ West Paterson      NJ       8    12/22/93     SAIF       Regular
LXMO    Lexington B&L Financial Corp.    NASDAQ Lexington          MO       1    06/06/96     SAIF       Regular
MAFB    MAF Bancorp Inc.                 NASDAQ Clarendon Hills    IL      21    01/12/90     SAIF       Regular
MARN    Marion Capital Holdings          NASDAQ Marion             IN       2    03/18/93     SAIF       Regular
MASB    MASSBANK Corp.                   NASDAQ Reading            MA      15    05/28/86      BIF       Regular
MBB     MSB Bancorp Inc.                   AMSE Goshen             NY      16    09/03/92      BIF       Regular
MBBC    Monterey Bay Bancorp Inc.        NASDAQ Watsonville        CA       7    02/15/95     SAIF       Regular
MBLF    MBLA Financial Corp.             NASDAQ Macon              MO       2    06/24/93     SAIF       Regular
MBSP    Mitchell Bancorp Inc.            NASDAQ Spruce Pine        NC       1    07/12/96     SAIF       Regular
MCBN    Mid-Coast Bancorp Inc.           NASDAQ Waldoboro          ME       2    11/02/89     SAIF       Regular
MCBS    Mid Continent Bancshares Inc.    NASDAQ El Dorado          KS      10    06/27/94     SAIF       Regular
MDBK    Medford Savings Bank             NASDAQ Medford            MA      16    03/18/86      BIF       Regular
MECH    Mechanics Savings Bank           NASDAQ Hartford           CT      14    06/26/96      BIF       Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
MERI    Meritrust Federal SB             NASDAQ Thibodaux          LA       8          NA     SAIF      Not Avail.
METF    Metropolitan Financial Corp.     NASDAQ Mayfield Heights   OH      15          NA     SAIF      Not Avail.
MFBC    MFB Corp.                        NASDAQ Mishawaka          IN       5    03/25/94     SAIF       Regular
MFCX    Marshalltown Financial Corp.     NASDAQ Marshalltown       IA       3    03/31/94     SAIF       Regular
MFFC    Milton Federal Financial Corp.   NASDAQ West Milton        OH       2    10/07/94     SAIF       Regular
MFLR    Mayflower Co-operative Bank      NASDAQ Middleboro         MA       4    12/23/87      BIF       Regular
MFSL    Maryland Federal Bancorp         NASDAQ Hyattsville        MD      26    06/02/87     SAIF       Regular
MGNL    Magna Bancorp Inc.               NASDAQ Hattiesburg        MS      62    03/13/91     SAIF       Regular
MIFC    Mid-Iowa Financial Corp.         NASDAQ Newton             IA       6    10/14/92     SAIF       Regular
MIVI    Mississippi View Holding Co.     NASDAQ Little Falls       MN       1    03/24/95     SAIF       Regular
MLBC    ML Bancorp Inc.                  NASDAQ Villanova          PA      26    08/11/94     SAIF       Regular
MONT    Montgomery Financial Corp.       NASDAQ Crawfordsville     IN       4    07/01/97     SAIF      Mutual HC
MRKF    Market Financial Corp.           NASDAQ Mount Healthy      OH       2    03/27/97     SAIF       Regular
MSBF    MSB Financial Inc.               NASDAQ Marshall           MI       2    02/06/95     SAIF       Regular
MSBK    Mutual Savings Bank FSB          NASDAQ Bay City           MI      22    07/17/92     SAIF       Regular
MWBI    Midwest Bancshares Inc.          NASDAQ Burlington         IA       4    11/12/92     SAIF       Regular
MWBX    MetroWest Bank                   NASDAQ Framingham         MA      11    10/10/86      BIF       Regular
MWFD    Midwest Federal Financial        NASDAQ Baraboo            WI       9    07/08/92     SAIF       Regular
NASB    North American Savings Bank      NASDAQ Grandview          MO       7    09/27/85     SAIF      Not Avail.
NBN     Northeast Bancorp                  AMSE Portland           ME       8    08/19/87      BIF       Regular
NBSI    North Bancshares Inc.            NASDAQ Chicago            IL       2    12/21/93     SAIF       Regular
NEIB    Northeast Indiana Bancorp        NASDAQ Huntington         IN       3    06/28/95     SAIF       Regular
NHTB    New Hampshire Thrift Bncshrs     NASDAQ New London         NH      10    05/22/86     SAIF       Regular
NASB    NewMil Bancorp Inc.              NASDAQ New Milford        CT      14    02/01/86      BIF       Regular
NSLB    NS&L Bancorp Inc.                NASDAQ Neosho             MO       2    06/08/95     SAIF       Regular
NSSB    Norwich Financial Corp.          NASDAQ Norwich            CT      17    11/14/86      BIF       Regular
NSSY    Norwalk Savings Society          NASDAQ Norwalk            CT       7    06/16/94      BIF       Regular
NTMG    Nutmeg Federal S&LA              NASDAQ Danbury            CT       3          NA     SAIF      Not Avail.
NWEQ    Northwest Equity Corp.           NASDAQ Amery              WI       3    10/11/94     SAIF       Regular
NWSB    Northwest Savings Bank (MHC)     NASDAQ Warren             PA      57    11/07/94     SAIF      Mutual HC
NYB     New York Bancorp Inc.              NYSE Douglaston         NY      33    01/28/88     SAIF       Regular
OCFC    Ocean Financial Corp.            NASDAQ Toms River         NJ      10    07/03/96     SAIF       Regular
OCN     Ocwen Financial Corp.              NYSE West Palm Beach    FL       1          NA     SAIF      Not Avail.
OFCP    Ottawa Financial Corp.           NASDAQ Holland            MI      26    08/19/94     SAIF       Regular
OHSL    OHSL Financial Corp.             NASDAQ Cincinnati         OH       5    02/10/93     SAIF       Regular
PALM    Palfed Inc.                      NASDAQ Aiken              SC      22    12/15/85     SAIF       Regular
PAMM    PacificAmerica Money Center      NASDAQ Woodland Hills     CA       1    06/25/96      BIF      Not Avail.
PBCI    Pamrapo Bancorp Inc.             NASDAQ Bayonne            NJ       8    11/14/89     SAIF       Regular
PBCT    People's Bank (MHC)              NASDAQ Bridgeport         CT     106    07/06/88      BIF      Mutual HC
PBHC    Oswego City Savings Bk (MHC)     NASDAQ Oswego             NY       5    11/16/95      BIF      Mutual HC
PBKB    People's Bancshares Inc.         NASDAQ New Bedford        MA      14    10/30/86      BIF       Regular
PCBC    Perry County Financial Corp.     NASDAQ Perryville         MO       1    02/13/95     SAIF       Regular
PCCI    Pacific Crest Capital            NASDAQ Agoura Hills       CA       3          NA      BIF      Not Avail.
PDB     Piedmont Bancorp Inc.              AMSE Hillsborough       NC       1    12/08/95     SAIF       Regular
PEEK    Peekskill Financial Corp.        NASDAQ Peekskill          NY       3    12/29/95     SAIF       Regular
PERM    Permanent Bancorp Inc.           NASDAQ Evansville         IN      12    04/04/94     SAIF       Regular
PERT    Perpetual Bank (MHC)             NASDAQ Anderson           SC       6    10/26/93     SAIF      Mutual HC
PETE    Primary Bank                     NASDAQ Peterborough       NH       9    10/14/93      BIF       Regular
PFDC    Peoples Bancorp                  NASDAQ Auburn             IN       6    07/07/87     SAIF       Regular
PFED    Park Bancorp Inc.                NASDAQ Chicago            IL       3    08/12/96     SAIF       Regular
PFFB    PFF Bancorp Inc.                 NASDAQ Pomona             CA      23    03/29/96     SAIF       Regular
PFFC    Peoples Financial Corp.          NASDAQ Massillon          OH       2    09/13/96     SAIF       Regular
PFNC    Progress Financial Corp.         NASDAQ Blue Bell          PA      10    07/18/83     SAIF       Regular
PFSB    PennFed Financial Services Inc   NASDAQ West Orange        NJ      17    07/15/94     SAIF       Regular
PFSL    Pocahontas FS&LA (MHC)           NASDAQ Pocahontas         AR       6    04/05/94     SAIF      Mutual HC
PHBK    Peoples Heritage Finl Group      NASDAQ Portland           ME     135    12/04/86      BIF       Regular
PHFC    Pittsburgh Home Financial Corp   NASDAQ Pittsburgh         PA       7    04/01/96     SAIF       Regular
PHSB    Peoples Home Savings Bk (MHC)    NASDAQ Beaver Falls       PA       9    07/10/97     SAIF      Mutual HC
PKPS    Poughkeepsie Financial Corp.     NASDAQ Poughkeepsie       NY      15    11/19/85     SAIF       Regular
PLSK    Pulaski Savings Bank (MHC)       NASDAQ Springfield        NJ       6    04/03/97     SAIF      Mutual HC
PMFI    Perpetual Midwest Financial      NASDAQ Cedar Rapids       IA       5    03/31/94     SAIF       Regular
PRBC    Prestige Bancorp Inc.            NASDAQ Pleasant Hills     PA       3    06/27/96     SAIF       Regular
PROV    Provident Financial Holdings     NASDAQ Riverside          CA       9    06/28/96     SAIF       Regular
PSBK    Progressive Bank Inc.            NASDAQ Fishkill           NY      17    08/01/84      BIF       Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.   NASDAQ Sidney             OH       1    04/28/97     SAIF       Regular
PSFI    PS Financial Inc.                NASDAQ Chicago            IL       1    11/27/96     SAIF       Regular
PTRS    Potters Financial Corp.          NASDAQ East Liverpool     OH       4    12/31/93     SAIF       Regular
PULB    Pulaski Bank, Svgs Bank (MHC)    NASDAQ St. Louis          MO       5    05/11/94     SAIF      Mutual HC
PULS    Pulse Bancorp                    NASDAQ South River        NJ       4    09/18/86     SAIF       Regular
PVFC    PVF Capital Corp.                NASDAQ Bedford Heights    OH       9    12/30/92     SAIF     Supervisory
PVSA    Parkvale Financial Corporation   NASDAQ Monroeville        PA      29    07/16/87     SAIF       Regular
PWBC    PennFirst Bancorp Inc.           NASDAQ Ellwood City       PA      11    06/13/90     SAIF       Regular
PWBK    Pennwood Bancorp Inc.            NASDAQ Pittsburgh         PA       3    07/15/96     SAIF       Regular
QCBC    Quaker City Bancorp Inc.         NASDAQ Whittier           CA       8    12/30/93     SAIF       Regular
QCFB    QCF Bancorp Inc.                 NASDAQ Virginia           MN       2    04/03/95     SAIF       Regular
QCSB    Queens County Bancorp Inc.       NASDAQ Flushing           NY      10    11/23/93      BIF       Regular
RARB    Raritan Bancorp Inc.             NASDAQ Raritan            NJ       6    03/01/87      BIF       Regular
RCSB    RCSB Financial Inc.              NASDAQ Rochester          NY      38    04/29/86      BIF       Regular
REDF    RedFed Bancorp Inc.              NASDAQ Redlands           CA      14    04/08/94     SAIF       Regular
RELI    Reliance Bancshares Inc.         NASDAQ Milwaukee          WI       1    04/19/96     SAIF       Regular
RELY    Reliance Bancorp Inc.            NASDAQ Garden City        NY      28    03/31/94     SAIF       Regular
RIVR    River Valley Bancorp             NASDAQ Madison            IN       6    12/20/96     SAIF       Regular
ROSE    TR Financial Corp.               NASDAQ Garden City        NY      15    06/29/93      BIF       Regular
RSLN    Roslyn Bancorp Inc.              NASDAQ Roslyn             NY       8    01/13/97      BIF       Regular
RVSB    Riverview Savings Bank (MHC)     NASDAQ Camas              WA       9    10/26/93     SAIF      Mutual HC
SBFL    SB of the Finger Lakes (MHC)     NASDAQ Geneva             NY       4    11/11/94     SAIF      Mutual HC
SBOS    Boston Bancorp (The)             NASDAQ South Boston       MA       7    11/09/83      BIF       Regular
SCBS    Southern Community Bancshares    NASDAQ Cullman            AL       1    12/23/96     SAIF       Regular
SCCB    S. Carolina Community Bancshrs   NASDAQ Winnsboro          SC       3    07/07/94     SAIF       Regular
SECP    Security Capital Corp.           NASDAQ Milwaukee          WI      42    01/03/94     SAIF       Regular
SFED    SFS Bancorp Inc.                 NASDAQ Schenectady        NY       4    06/30/95     SAIF       Regular
SFFC    StateFed Financial Corporation   NASDAQ Des Moines         IA       2    01/05/94     SAIF       Regular
SFIN    Statewide Financial Corp.        NASDAQ Jersey City        NJ      16    10/02/95     SAIF       Regular
SFNB    Security First Network Bank      NASDAQ Atlanta            GA       1          NA     SAIF      Not Avail.
SFSB    SuburbFed Financial Corp.        NASDAQ Flossmoor          IL      12    03/04/92     SAIF       Regular
SFSL    Security First Corp.             NASDAQ Mayfield Heights   OH      14    01/22/88     SAIF       Regular
SGVB    SGV Bancorp Inc.                 NASDAQ West Covina        CA       8    06/29/95     SAIF       Regular
SHEN    First Shenango Bancorp Inc.      NASDAQ New Castle         PA       4    04/06/93     SAIF       Regular
SISB    SIS Bancorp Inc.                 NASDAQ Springfield        MA      24    02/08/95      BIF       Regular
SKAN    Skaneateles Bancorp Inc.         NASDAQ Skaneateles        NY       8    06/02/86      BIF       Regular
SKBO    First Carnegie Deposit (MHC)     NASDAQ Carnegie           PA       3    04/04/97     SAIF      Mutual HC
SMBC    Southern Missouri Bancorp Inc.   NASDAQ Poplar Bluff       MO       8    04/13/94     SAIF       Regular
SMFC    Sho-Me Financial Corp.           NASDAQ Mt. Vernon         MO       8    07/01/94     SAIF       Regular
SOBI    Sobieski Bancorp Inc.            NASDAQ South Bend         IN       3    03/31/95     SAIF       Regular
SOPN    First Savings Bancorp Inc.       NASDAQ Southern Pines     NC       5    01/06/94     SAIF       Regular
SOSA    Somerset Savings Bank            NASDAQ Somerville         MA       5    07/09/86      BIF       Regular
SPBC    St. Paul Bancorp Inc             NASDAQ Chicago            IL      52    05/18/87     SAIF       Regular
SRN     Southern Banc Company Inc.         AMSE Gadsden            AL       4    10/05/95     SAIF       Regular
SSB     Scotland Bancorp Inc               AMSE Laurinburg         NC       2    04/01/96     SAIF       Regular
SSFC    South Street Financial Corp.     NASDAQ Albemarle          NC       2    10/03/96     SAIF       Regular
SSM     Stone Street Bancorp Inc.          AMSE Mocksville         NC       2    04/01/96     SAIF       Regular
STFR    St. Francis Capital Corp.        NASDAQ Milwaukee          WI      23    06/21/93     SAIF       Regular
STND    Standard Financial Inc.          NASDAQ Chicago            IL      14    08/01/94     SAIF       Regular
STSA    Sterling Financial Corp.         NASDAQ Spokane            WA      41          NA     SAIF      Not Avail.
SVRN    Sovereign Bancorp Inc.           NASDAQ Wyomissing         PA     149    08/12/86     SAIF       Regular
SWBI    Southwest Bancshares             NASDAQ Hometown           IL       6    06/24/92     SAIF       Regular
SWCB    Sandwich Co-operative Bank       NASDAQ Sandwich           MA      11    07/25/86      BIF       Regular
SZB     SouthFirst Bancshares Inc.         AMSE Sylacauga          AL       2    02/14/95     SAIF       Regular
TBK     Tolland Bank                       AMSE Tolland            CT       7    12/19/86      BIF       Regular
THR     Three Rivers Financial Corp.       AMSE Three Rivers       MI       4    08/24/95     SAIF       Regular
THRD    TF Financial Corporation         NASDAQ Newtown            PA      14    07/13/94     SAIF       Regular
TPNZ    Tappan Zee Financial Inc.        NASDAQ Tarrytown          NY       1    10/05/95     SAIF       Regular
TRIC    Tri-County Bancorp Inc.          NASDAQ Torrington         WY       2    09/30/93     SAIF       Regular
TSBS    Peoples Bancorp Inc. (MHC)       NASDAQ Lawrenceville      NJ      14    08/03/95      BIF      Mutual HC
TSH     Teche Holding Co.                  AMSE Franklin           LA       9    04/19/95     SAIF       Regular
TWIN    Twin City Bancorp                NASDAQ Bristol            TN       3    01/04/95     SAIF       Regular
UBMT    United Financial Corp.           NASDAQ Great Falls        MT       4    09/23/86     SAIF       Regular
UFRM    United Federal Savings Bank      NASDAQ Rocky Mount        NC      13    07/01/80     SAIF       Regular

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
USAB    USABancshares, Inc.              NASDAQ Philadelphia       PA       1          NA      BIF      Not Avail.
VABF    Virginia Beach Fed. Financial    NASDAQ Virginia Beach     VA      14    11/01/80     SAIF      Not Avail.
VFFC    Virginia First Financial Corp.   NASDAQ Petersburg         VA      24    01/01/78     SAIF      Not Avail.
WAMU    Washington Mutual Inc.           NASDAQ Seattle            WA     523    03/11/83      BIF       Regular
WAYN    Wayne Savings & Loan Co. (MHC)   NASDAQ Wooster            OH       6    06/25/93     SAIF      Mutual HC
WBST    Webster Financial Corp.          NASDAQ Waterbury          CT      83    12/12/86     SAIF       Regular
WCBI    Westco Bancorp                   NASDAQ Westchester        IL       1    06/26/92     SAIF       Regular
WCFB    Webster City Federal SB (MHC)    NASDAQ Webster City       IA       1    08/15/94     SAIF      Mutual HC
WEFC    Wells Financial Corp.            NASDAQ Wells              MN       7    04/11/95     SAIF       Regular
WEHO    Westwood Homestead Fin. Corp.    NASDAQ Cincinnati         OH       2    09/30/96     SAIF       Regular
WES     Westcorp                           NYSE Irvine             CA      26    05/01/86     SAIF      Not Avail.
WFI     Winton Financial Corp.             AMSE Cincinnati         OH       5    08/04/88     SAIF       Regular
WFSG    Wilshire Financial Services      NASDAQ Portland           OR       2    12/19/96     SAIF      Not Avail.
WFSL    Washington Federal Inc.          NASDAQ Seattle            WA     104    11/17/82     SAIF       Regular
WHGB    WHG Bancshares Corp.             NASDAQ Lutherville        MD       5    04/01/96     SAIF       Regular
WOFC    Western Ohio Financial Corp.     NASDAQ Springfield        OH      10    07/29/94     SAIF       Regular
WRNB    Warren Bancorp Inc.              NASDAQ Peabody            MA       6    07/09/86      BIF       Regular
WSB     Washington Savings Bank, FSB       AMSE Waldorf            MD       4          NA     SAIF      Not Avail.
WSFS    WSFS Financial Corporation       NASDAQ Wilmington         DE      16    11/26/86      BIF       Regular
WSTR    WesterFed Financial Corp.        NASDAQ Missoula           MT      35    01/10/94     SAIF       Regular
WVFC    WVS Financial Corp.              NASDAQ Pittsburgh         PA       5    11/29/93     SAIF       Regular
WWFC    Westwood Financial Corporation   NASDAQ Westwood           NJ       2    06/07/96     SAIF      Not Avail.
WYNE    Wayne Bancorp Inc.               NASDAQ Wayne              NJ       5    06/27/96     SAIF       Regular
YFCB    Yonkers Financial Corporation    NASDAQ Yonkers            NY       4    04/18/96     SAIF       Regular
YFED    York Financial Corp.             NASDAQ York               PA      22    02/01/84     SAIF       Regular
                                         -------------------------------------------------------------------------
        Average                                                                                                409

                                                                         Corporate
                                        --------------------------------------------------------------------------
                                                                                            Deposit
                                                                         Number            Insurance
                                                                           of                Agency    Conversion
Ticker  Short Name                      Exchange City            State  Offices  IPO Date  (BIF/SAIF)     Type
--------------------------------------  --------------------------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                NASDAQ Albion             NY       2    07/26/93     SAIF       Regular
ATSB    AmTrust Capital Corp.            NASDAQ Peru               IN       2    03/28/95     SAIF       Regular
CLAS    Classic Bancshares Inc.          NASDAQ Ashland            KY       3    12/29/95     SAIF       Regular
FFDF    FFD Financial Corp.              NASDAQ Dover              OH       1    04/03/96     SAIF       Regular
HFFB    Harrodsburg First Fin Bancorp    NASDAQ Harrodsburg        KY       2    10/04/95     SAIF       Regular
HZFS    Horizon Financial Svcs Corp.     NASDAQ Oskaloosa          IA       3    06/30/94     SAIF       Regular
LXMO    Lexington B&L Financial Corp.    NASDAQ Lexington          MO       1    06/06/96     SAIF       Regular
NBSI    North Bancshares Inc.            NASDAQ Chicago            IL       2    12/21/93     SAIF       Regular
PRBC    Prestige Bancorp Inc.            NASDAQ Pleasant Hills     PA       3    06/27/96     SAIF       Regular
SOBI    Sobieski Bancorp Inc.            NASDAQ South Bend         IN       3    03/31/95     SAIF       Regular
SZB     SouthFirst Bancshares Inc.         AMSE Sylacauga          AL       2    02/14/95     SAIF       Regular
                                         -------------------------------------------------------------------------
        Average                                                                                                 11
        Maximum
        Minimum

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
CAL     California Federal Bank, a FSB  30,876,284   124.48    67.16     53.95       34.54
CCMD    Chevy Chase Bank, FSB            6,167,982    72.67    56.98     78.42       11.47
AABC    Access Anytime Bancorp, Inc.       104,653    55.84    51.10     91.51        0.29
AADV    Advantage Bancorp Inc.           1,019,510    87.47    56.28     64.34       24.50
ABBK    Abington Bancorp Inc.              501,256    97.38    60.34     61.97       30.20
ABCL    Alliance Bancorp Inc.            1,404,263   100.21    72.86     72.70       16.28
ABCW    Anchor BanCorp Wisconsin         1,925,866   114.52    78.87     68.87       23.23
AFBC    Advance Financial Bancorp          103,578   107.58    82.37     76.57        7.49
AFCB    Affiliated Community Bancorp     1,090,431   101.35    62.87     62.03       27.57
AFED    AFSALA Bancorp Inc.                159,181    55.4     47.07     84.96        0.95
AFFFZ   America First Financial Fund     2,190,646    78.65    67.82     86.23        4.54
AHCI    Ambanc Holding Co.                 484,979    83.26    55.99     67.25       18.11
AHM     Ahmanson & Company (H.F.)       47,532,068    95.04    65.47     68.88       23.24
ALBC    Albion Banc Corp.                   68,628    93.78    71.50     76.24       13.50
ALBK    ALBANK Financial Corp.           3,602,227    87.49    72.53     82.91        3.69
AMFC    AMB Financial Corp.                 94,179   108.84    75.67     69.53       14.33
ANA     Acadiana Bancshares Inc.           267,000   104.30    74.02     70.97       10.96
ANBK    American National Bancorp          505,318    99.12    64.64     65.21       24.13
ANDB    Andover Bancorp Inc.             1,250,943    96.83    71.23     73.56       17.68
ASBI    Ameriana Bancorp                   397,730    89.66    73.66     82.16        5.46
ASBP    ASB Financial Corp.                112,264    83.51    66.77     79.95        3.01
ASFC    Astoria Financial Corp.          7,664,495    67.88    40.25     59.30       31.91
ATSB    AmTrust Capital Corp.               71,031    99.62    71.64     71.92       17.12
AVND    Avondale Financial Corp.           607,273    91.05    57.29     62.92       25.14
BANC    BankAtlantic Bancorp Inc.        2,730,474   110.92    71.83     64.75       26.60
BDJI    First Federal Bancorporation       110,589    64.71    48.18     74.46       13.38
BFD     BostonFed Bancorp Inc.             975,922   133.98    79.87     59.61       30.88
BFFC    Big Foot Financial Corp.           212,245    69.60    41.04     58.97       21.96
BFSB    Bedford Bancshares Inc.            135,455   116.16    85.79     73.86       10.70
BKC     American Bank of Connecticut       605,857    81.16    59.96     73.88       17.31
BKCT    Bancorp Connecticut Inc.           428,362    83.30    60.64     72.79       16.02
BKUNA   BankUnited Financial Corp.       1,807,192   135.29    82.42     60.92       24.75
BNKU    Bank United Corp.               11,439,050   158.30    72.65     45.89       43.99
BPLS    Bank Plus Corp.                  3,534,002   105.38    80.56     76.45       16.12
BSBC    Branford Savings Bank              186,555    74.94    65.63     87.58        1.61
BTHL    Bethel Bancorp                     218,187   114.79    77.14     67.20       22.23
BVCC    Bay View Capital Corp.           3,096,213   147.59    75.23     50.97       41.72
BWFC    Bank West Financial Corp.          155,675   110.82    73.22     66.07       18.63
BYFC    Broadway Financial Corp.           122,245    91.92    80.87     87.98        0.00
CAFI    Camco Financial Corp.              489,833   111.65    84.57     75.75       13.35
CAPS    Capital Savings Bancorp Inc.       242,518   111.64    78.73     70.53       19.17
CASB    Cascade Financial Corp.            368,126   126.12    83.87     66.50       25.39
CASH    First Midwest Financial Inc.       374,824   108.06    69.21     64.04       23.54
CATB    Catskill Financial Corp.           284,238    62.94    44.12     70.10        3.31
CBCI    Calumet Bancorp Inc.               496,561   106.81    76.17     71.31       11.07
CBES    CBES Bancorp Inc.                   95,219   120.99    90.20     74.55        5.25
CBK     Citizens First Financial Corp.     271,573   115.64    84.33     72.92       11.93
CBSA    Coastal Bancorp Inc.             2,964,082    98.47    45.34     46.04       48.80
CBSB    Charter Financial Inc.             393,268   106.54    74.28     69.72       14.83
CCFH    CCF Holding Company                100,801   105.60    81.76     77.42        9.72
CEBK    Central Co-operative Bank          344,420    88.08    68.13     77.36       11.90
CENB    Century Bancorp Inc.                99,948    85.80    59.65     69.53        0.00
CENF    CENFED Financial Corp.           2,295,523   101.89    68.54     67.27       26.78
CFB     Commercial Federal Corp.         7,096,665   121.20    74.78     61.70       30.77
CFBC    Community First Banking Co.        450,650    78.91    63.32     80.24        3.74
CFCP    Coastal Financial Corp.            502,761   120.29    79.43     66.03       26.58
CFFC    Community Financial Corp.          175,414   132.84    88.79     66.84       18.24
CFNC    Carolina Fincorp Inc.              111,515    94.41    70.91     75.11        0.45
CFSB    CFSB Bancorp Inc.                  845,438   133.77    88.66     66.28       24.18
CFTP    Community Federal Bancorp          209,035    94.93    60.37     63.59        6.71
CFX     CFX Corp.                        1,859,030   103.37    69.97     67.69       23.92
CIBI    Community Investors Bancorp         92,304   105.51    83.34     78.99        8.46
CKFB    CKF Bancorp Inc.                    60,812   131.25    91.11     69.42        5.32
CLAS    Classic Bancshares Inc.            130,525    87.73    66.61     75.93        8.41

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
CMRN    Cameron Financial Corp             208,105   141.36    84.79     59.98       16.94
CMSB    Commonwealth Bancorp Inc.        2,288,986    81.38    54.00     66.36       20.65
CMSV    Community Savings FA (MHC)         699,787    76.31    58.95     77.24        9.22
CNIT    CENIT Bancorp Inc.                 709,550    95.48    68.71     71.96       20.18
CNSB    CNS Bancorp Inc.                    98,351    89.13    66.40     74.50        0.00
CNY     Carver Bancorp Inc.                413,777    87.99    57.32     65.14       26.11
COFI    Charter One Financial           14,564,703   116.77    62.35     53.40       38.18
CONE    Conestoga Bancorp, Inc.            494,348    28.70    23.21     80.86        2.02
COOP    Cooperative Bankshares Inc.        352,438    99.67    80.03     80.30       11.41
CRZY    Crazy Woman Creek Bancorp           54,275    97.48    51.47     52.80       20.41
CSA     Coast Savings Financial          9,102,743    95.95    67.59     70.45       23.37
CSBF    CSB Financial Group Inc.            48,844    74.99    55.73     74.31        0.00
CTZN    CitFed Bancorp Inc.              3,097,515   109.92    61.24     55.71       36.61
CVAL    Chester Valley Bancorp Inc.        323,673    99.71    80.33     80.56        9.51
DCBI    Delphos Citizens Bancorp Inc.      107,166   104.80    74.25     70.85        0.00
DIBK    Dime Financial Corp.               873,878    51.53    44.57     86.49        4.92
DIME    Dime Community Bancorp Inc.      1,315,026    77.91    57.08     73.26       10.61
DME     Dime Bancorp Inc.               20,087,176    88.66    58.86     66.39       26.40
DNFC    D & N Financial Corp.            1,608,837   116.07    73.61     63.42       29.77
DSL     Downey Financial Corp.           5,885,670   116.96    92.03     78.68       13.55
EBSI    Eagle Bancshares                   848,490   104.65    71.43     68.25       19.34
EFBC    Empire Federal Bancorp Inc.        108,566    66.68    40.36     60.52        0.92
EFBI    Enterprise Federal Bancorp         264,266   126.44    69.79     55.20       32.16
EGFC    Eagle Financial Corp.            2,013,359    82.30    56.63     68.81       20.40
EGLB    Eagle BancGroup Inc.               174,310    92.20    69.49     75.37       12.08
EIRE    Emerald Isle Bancorp Inc.          425,014    80.38    68.51     85.23        7.22
EMLD    Emerald Financial Corp.            603,080    87.17    75.47     86.58        5.10
EQSB    Equitable Federal Savings Bank     308,197    87.64    69.79     79.63       14.44
ESBK    Elmira Savings Bank (The)          227,828    83.09    75.63     91.03        2.00
ESX     Essex Bancorp Inc.                 190,085   108.75    83.53     76.81       14.24
ETFS    East Texas Financial Services      112,697    61.43    48.68     79.24        1.74
FAB     FirstFed America Bancorp Inc.    1,020,876   121.96    86.76     71.13       14.81
FBBC    First Bell Bancorp Inc.            714,366   111.56    79.68     71.42       15.12
FBCI    Fidelity Bancorp Inc.              489,843   113.79    77.90     68.46       18.68
FBCV    1ST Bancorp                        270,490   121.79    64.98     53.35       37.08
FBER    1st Bergen Bancorp                 284,765    57.50    43.27     75.25        9.60
FBHC    Fort Bend Holding Corp.            318,668    60.34    50.85     84.28        5.70
FBNW    FirstBank Corp.                    154,143   112.69    82.01     72.78       17.92
FBSI    First Bancshares Inc.              163,973   114.36    82.08     71.77       14.37
FCB     Falmouth Co-Operative Bank          93,838    72.70    54.43     74.87        0.81
FCBF    FCB Financial Corp.                526,203   128.08    77.31     60.36       22.27
FCME    First Coastal Corp.                152,386    88.68    68.35     77.07       13.55
FDEF    First Defiance Financial           552,225   111.92    77.70     69.43        8.58
FED     FirstFed Financial Corp.         4,193,203   162.79    76.11     46.75       47.32
FESX    First Essex Bancorp Inc.         1,245,415    98.72    57.78     58.53       32.88
FFBA    First Colorado Bancorp Inc.      1,510,376    96.74    73.37     75.85        9.43
FFBH    First Federal Bancshares of AR     535,204    93.72    77.77     82.99        1.12
FFBI    First Financial Bancorp Inc.        84,531    79.68    64.59     81.07        9.11
FFBS    FFBS BanCorp Inc.                  130,762    89.92    71.38     79.38        0.00
FFBZ    First Federal Bancorp Inc.         201,262   134.02    85.95     64.13       27.55
FFCH    First Financial Holdings Inc.    1,667,178   129.87    83.29     64.13       27.92
FFDB    FirstFed Bancorp Inc.              176,528    80.41    71.11     88.44        0.57
FFDF    FFD Financial Corp.                 85,286    97.24    62.33     64.10       10.06
FFED    Fidelity Federal Bancorp           250,285   113.22    84.05     74.24       19.53
FFES    First Federal of East Hartford     983,594    31.27    18.42     58.90       34.09
FFFC    FFVA Financial Corp.               558,886    80.89    59.30     73.31       13.06
FFFD    North Central Bancshares Inc.      212,869   128.09    81.99     64.01       12.47
FFFG    F.F.O. Financial Group Inc.        323,020    82.41    71.78     87.10        4.39
FFFL    Fidelity Bankshares Inc. (MHC)     999,289    94.64    73.83     78.01       11.51
FFHC    First Financial Corp.            5,931,501    79.46    60.52     76.16       15.31
FFHH    FSF Financial Corp.                378,233   119.41    65.35     54.73       33.28
FFHS    First Franklin Corporation         226,944    77.75    68.34     87.89        2.73
FFIC    Flushing Financial Corp.           860,031    80.56    55.31     68.66       14.67
FFKY    First Federal Financial Corp.      377,380   117.12    87.31     74.55       11.00

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
FFLC    FFLC Bancorp Inc.                  387,097    90.65    70.69     77.98        7.75
FFOH    Fidelity Financial of Ohio         524,743   100.88    82.76     82.04        4.28
FFPB    First Palm Beach Bancorp Inc.    1,666,396    91.77    67.59     73.65       17.69
FFSL    First Independence Corp.           110,876    98.53    66.00     66.99       21.01
FFSX    First Fed SB of Siouxland(MHC)     468,568   104.99    73.21     69.73       20.59
FFWC    FFW Corp.                          180,056    98.81    63.72     64.49       24.88
FFWD    Wood Bancorp Inc.                  163,918   109.41    80.46     73.54       13.28
FFYF    FFY Financial Corp.                599,249   102.99    77.38     75.13        9.97
FGHC    First Georgia Holding Inc.         156,383   105.35    85.03     80.71        8.85
FIBC    Financial Bancorp Inc.             282,485    73.84    54.73     74.12       15.21
FISB    First Indiana Corporation        1,520,762   117.07    84.21     71.93       17.29
FKFS    First Keystone Financial           320,797    82.17    58.59     71.31       19.42
FKKY    Frankfort First Bancorp Inc.       132,451   141.24    91.66     64.90       16.61
FLAG    FLAG Financial Corp.               221,926    86.05    69.94     81.28        7.61
FLFC    First Liberty Financial Corp.    1,288,919    93.15    68.83     73.89       17.43
FLGS    Flagstar Bancorp Inc.            1,596,289   157.37    89.15     56.65       26.13
FLKY    First Lancaster Bancshares          40,448   159.08    86.38     54.30       10.34
FMBD    First Mutual Bancorp Inc.          417,695    93.25    73.58     78.90        7.06
FMCO    FMS Financial Corporation          554,925    65.42    56.01     85.61        6.84
FMSB    First Mutual Savings Bank          432,034   101.49    80.97     79.77       11.95
FNGB    First Northern Capital Corp.       637,725   119.73    89.72     74.94       12.12
FOBC    Fed One Bancorp                    356,718    61.64    44.24     71.77       16.55
FPRY    First Financial Bancorp            240,379    88.86    77.63     87.36        5.41
FRC     First Republic Bancorp           2,238,033   140.78    88.35     62.76       29.11
FSBI    Fidelity Bancorp Inc.              363,302    74.48    48.92     65.69       26.26
FSFC    First Southeast Financial Corp     334,751    92.78    78.38     84.48        4.48
FSLA    First Savings Bank (MHC)         1,032,809    67.71    53.44     78.93       10.69
FSNJ    Bayonne Bancshares Inc.            602,201    53.32    39.21     73.53       16.78
FSPG    First Home Bancorp Inc.            522,396    88.70    52.47     59.16       33.74
FSPT    FirstSpartan Financial Corp.       388,311   103.08    89.77     87.09        0.00
FSSB    First FS&LA of San Bernardino      103,674    75.29    71.56     95.05        0.00
FSTC    First Citizens Corp.               338,857    92.52    76.61     82.80        5.11
FTF     Texarkana First Financial Corp     171,358   103.60    84.72     81.78        0.91
FTFC    First Federal Capital Corp.      1,571,981   111.91    76.88     68.70       23.76
FTNB    Fulton Bancorp Inc.                 99,464   127.14    85.77     67.46        6.54
FTSB    Fort Thomas Financial Corp.         96,940   124.04    90.05     72.60        9.95
FWWB    First SB of Washington Bancorp   1,074,166   129.63    66.56     51.35       32.96
GAF     GA Financial Inc.                  749,748    61.19    37.44     61.18       22.52
GBCI    Glacier Bancorp Inc.               567,610   123.89    72.03     58.14       29.76
GDVS    Greater Delaware Valley (MHC)      244,384    80.75    62.15     76.96       11.09
GDW     Golden West Financial           39,095,082   133.29    81.95     61.48       30.27
GFCO    Glenway Financial Corp.            287,088   106.00    83.76     79.02        9.79
GFED    Guaranty Federal SB (MHC)          199,554   105.99    80.34     75.79        9.10
GFSB    GFS Bancorp Inc.                    92,063   132.86    85.94     64.69       22.77
GOSB    GSB Financial Corp.                154,649       NA       NA     62.41        0.00
GPT     GreenPoint Financial Corp.      13,300,046    73.82    62.04     84.04        1.78
GRTR    Greater New York Savings Bank    2,579,098    59.67    38.02     63.71       26.73
GSB     Golden State Bancorp Inc.       16,218,259   128.98    74.42     57.69       34.33
GSBC    Great Southern Bancorp Inc.        707,841   130.48    84.66     64.88       25.52
GSFC    Green Street Financial Corp.       174,605   117.35    72.88     62.10        0.00
GSLA    GS Financial Corp.                 123,245    80.11    37.51     46.82        6.49
GTFN    Great Financial Corporation      3,046,227   106.99    66.51     62.16       27.40
GTPS    Great American Bancorp             136,977    94.74    73.57     77.65        0.00
GUPB    GFSB Bancorp Inc.                   86,911    82.01    52.16     63.61       18.93
GWBC    Gateway Bancorp Inc.                63,828    45.52    33.04     72.57        0.00
HALL    Hallmark Capital Corp.             409,820    97.80    67.18     68.69       22.47
HARB    Harbor Florida Bancorp (MHC)     1,116,718    91.75    74.35     81.03        9.00
HARL    Harleysville Savings Bank          336,666    89.80    72.79     81.05       10.78
HARS    Harris Savings Bank (MHC)        2,044,294    76.42    43.46     56.87       33.87
HAVN    Haven Bancorp Inc.               1,781,545    79.55    55.20     69.39       23.16
HBBI    Home Building Bancorp               45,064    80.40    62.83     78.14        8.21
HBEI    Home Bancorp of Elgin Inc.         352,577   112.76    79.66     70.65        1.42
HBFW    Home Bancorp                       334,862    95.19    81.78     85.92        0.00
HBNK    Highland Federal Bank FSB          504,381   109.32    79.66     72.87       18.34

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
HBS     Haywood Bancshares Inc.            150,416    96.18    74.69     77.65        6.98
HCBB    HCB Bancshares Inc.                180,417    63.16    54.19     85.79        5.54
HCFC    Home City Financial Corp.           68,235   108.24    78.99     72.98        5.87
HEMT    HF Bancorp Inc.                    984,749       NA       NA     85.27        5.08
HFFB    Harrodsburg First Fin Bancorp      108,950   102.71    73.91     71.96        0.00
HFFC    HF Financial Corp.                 561,664   107.14    79.77     74.45       13.31
HFGI    Harrington Financial Group         446,797    69.15    21.08     30.48       63.02
HFNC    HFNC Financial Corp.               895,394   150.04    74.37     49.57       30.94
HFSA    Hardin Bancorp Inc.                108,018    75.38    51.76     68.66       17.59
HHFC    Harvest Home Financial Corp.        87,596    79.16    51.58     65.15       22.43
HIFS    Hingham Instit. for Savings        217,586   104.60    76.01     72.67       15.83
HMCI    HomeCorp Inc.                      331,608    88.11    80.95     91.88        0.60
HMLK    Hemlock Federal Financial Corp     164,913    44.11    34.63     78.50        0.91
HMNF    HMN Financial Inc.                 566,865    95.57    61.60     64.46       20.17
HOMF    Home Federal Bancorp               682,796   110.63    85.52     77.30       13.53
HPBC    Home Port Bancorp Inc.             198,748   125.20    82.61     65.98       22.60
HRBF    Harbor Federal Bancorp Inc.        216,370    86.74    68.38     78.84        6.24
HRZB    Horizon Financial Corp.            518,661    95.31    78.74     82.61        0.00
HTHR    Hawthorne Financial Corp.          863,096    98.07    85.72     87.41        6.08
HVFD    Haverfield Corp.                   346,157   110.43    86.47     78.30       10.40
HWEN    Home Financial Bancorp              42,508   131.32    80.81     61.53       21.17
HZFS    Horizon Financial Svcs Corp.        85,969    91.02    61.03     67.05       22.22
IBSF    IBS Financial Corp.                733,344    36.08    27.79     77.04        4.85
IFSB    Independence Federal Svgs Bank     258,460    79.51    61.17     76.93       15.03
INBI    Industrial Bancorp                 346,596   114.30    87.32     76.40        5.19
INCB    Indiana Community Bank SB           91,329    90.47    78.66     86.95        0.00
IPSW    Ipswich Savings Bank               189,379    91.28    73.64     80.68       12.14
ISBF    ISB Financial Corporation          947,107    79.96    65.57     82.00        4.99
ITLA    ITLA Capital Corp.                 850,201   102.31    82.91     81.04        7.23
IWBK    InterWest Bancorp Inc.           1,832,582    94.61    60.61     64.06       28.48
JOAC    Joachim Bancorp Inc.                34,938    98.81    69.59     70.43        0.00
JSB     JSB Financial Inc.               1,531,115    79.56    58.86     73.97        0.00
JSBA    Jefferson Savings Bancorp        1,292,021    91.00    75.80     83.29        6.75
JXSB    Jacksonville Savings Bk (MHC)      162,746    90.73    79.48     87.60        0.15
JXVL    Jacksonville Bancorp Inc.          226,182       NA       NA     82.06        0.88
KFBI    Klamath First Bancorp              727,903   127.99    73.18     57.18       21.42
KNK     Kankakee Bancorp Inc.              341,678    84.40    68.65     81.35        7.00
KSAV    KS Bancorp Inc.                    106,121   107.99    85.31     79.00        6.60
KSBK    KSB Bancorp Inc.                   145,888   104.44    74.98     71.79       19.44
KYF     Kentucky First Bancorp Inc.         88,959    88.91    55.41     62.32       20.20
LARK    Landmark Bancshares Inc.           228,100   107.40    67.53     62.87       21.98
LARL    Laurel Capital Group Inc.          211,987    84.81    70.02     82.56        5.21
LFBI    Little Falls Bancorp Inc.          299,989    57.38    43.07     75.05       11.17
LFCO    Life Financial Corp.               195,290    98.61    68.94     69.91        5.12
LFED    Leeds Federal Savings Bk (MHC)     281,899    75.56    61.67     81.62        0.24
LIFB    Life Bancorp Inc.                1,488,257    89.20    44.26     49.62       38.95
LISB    Long Island Bancorp Inc.         5,908,737    98.33    61.68     62.73       25.64
LOGN    Logansport Financial Corp.          83,152    98.87    71.82     72.64        5.41
LONF    London Financial Corporation        38,240   100.24    77.55     77.37        2.09
LSBI    LSB Financial Corp.                194,117   131.61    88.68     67.38       23.55
LSBX    Lawrence Savings Bank              366,318    63.97    43.58     68.12       22.11
LVSB    Lakeview Financial                 481,646    56.35    43.70     77.55       12.20
LXMO    Lexington B&L Financial Corp.       59,236   107.94    76.69     71.05        0.00
MAFB    MAF Bancorp Inc.                 3,321,464   111.28    77.11     69.30       21.12
MARN    Marion Capital Holdings            173,304   123.23    86.59     70.26        4.75
MASB    MASSBANK Corp.                     905,417    32.04    28.25     88.19        0.10
MBB     MSB Bancorp Inc.                   813,902    49.66    43.98     88.55        0.03
MBBC    Monterey Bay Bancorp Inc.          412,810    80.11    61.81     77.16       10.85
MBLF    MBLA Financial Corp.               234,824   124.64    54.12     43.42       43.81
MBSP    Mitchell Bancorp Inc.               33,038   160.59    85.90     53.49        0.00
MCBN    Mid-Coast Bancorp Inc.              59,739   117.77    83.57     70.96       19.99
MCBS    Mid Continent Bancshares Inc.      408,590    92.61    55.99     60.45       28.41
MDBK    Medford Savings Bank             1,072,557    69.40    53.36     76.88       13.64
MECH    Mechanics Savings Bank             823,575    83.18    66.62     80.09        8.49

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
MERI    Meritrust Federal SB               228,485    58.88    53.16     90.29        0.00
METF    Metropolitan Financial Corp.       821,280   104.49    84.55     80.92       12.79
MFBC    MFB Corp.                          248,241   111.63    75.33     67.48       17.69
MFCX    Marshalltown Financial Corp.       127,528    59.70    49.81     83.44        0.00
MFFC    Milton Federal Financial Corp.     199,886    87.20    60.50     69.38       16.82
MFLR    Mayflower Co-operative Bank        125,671    73.08    58.45     79.98        9.55
MFSL    Maryland Federal Bancorp         1,157,445   125.32    87.42     69.75       19.74
MGNL    Magna Bancorp Inc.               1,353,242   102.53    69.35     67.64       19.10
MIFC    Mid-Iowa Financial Corp.           125,541    81.26    52.80     64.98       24.29
MIVI    Mississippi View Holding Co.        69,775    81.70    64.81     79.33        0.00
MLBC    ML Bancorp Inc.                  2,071,285   100.16    43.70     43.63       45.88
MONT    Montgomery Financial Corp.          93,627   115.47    89.62     77.61       11.14
MRKF    Market Financial Corp.              56,578    72.14    45.80     63.48        0.00
MSBF    MSB Financial Inc.                  74,698   165.90    92.63     55.83       25.94
MSBK    Mutual Savings Bank FSB            673,398    71.78    43.14     60.10       31.92
MWBI    Midwest Bancshares Inc.            146,542    82.34    60        72.87       19.45
MWBX    MetroWest Bank                     566,517    93.51    77.48     82.86        8.79
MWFD    Midwest Federal Financial          207,050    96.58    74.49     77.13       12.99
NASB    North American Savings Bank        736,585   125.19    86.56     69.14       22.12
NBN     Northeast Bancorp                  247,525   128.03    80.00     62.49       29.03
NBSI    North Bancshares Inc.              119,586   108.41    64.94     59.90       23.25
NEIB    Northeast Indiana Bancorp          176,309   178.79    88.96     49.76       34.60
NHTB    New Hampshire Thrift Bncshrs       315,280    98.89    82.76     83.69        7.93
NASB    NewMil Bancorp Inc.                323,061    62.31    53.11     85.24        4.02
NSLB    NS&L Bancorp Inc.                   59,711    75.61    55.74     73.72        5.02
NSSB    Norwich Financial Corp.            712,699    80.92    68.81     85.04        2.51
NSSY    Norwalk Savings Society            663,668   104.64    67.81     64.81       26.37
NTMG    Nutmeg Federal S&LA                102,438   106.37    88.13     82.85        5.24
NWEQ    Northwest Equity Corp.              96,891   124.23    81.05     65.24       22.59
NWSB    Northwest Savings Bank (MHC)     2,091,363    94.47    74.12     78.46       10.68
NYB     New York Bancorp Inc.            3,283,653   119.70    61.64     51.50       41.03
OCFC    Ocean Financial Corp.            1,448,122    76.21    50.56     66.35       16.76
OCN     Ocwen Financial Corp.            2,786,879    84.47    66.64     78.89       10.30
OFCP    Ottawa Financial Corp.             861,334   115.53    85.33     73.86       16.13
OHSL    OHSL Financial Corp.               230,035    95.77    72.64     75.85       12.52
PALM    Palfed Inc.                        664,863    97.56    82.50     84.56        6.41
PAMM    PacificAmerica Money Center        136,110    97.01    62.09     64.01        2.41
PBCI    Pamrapo Bancorp Inc.               370,987    68.48    55.81     81.50        3.94
PBCT    People's Bank (MHC)              7,870,000    95.87    68.11     71.05       19.07
PBHC    Oswego City Savings Bk (MHC)       190,899    70.88    58.89     83.09        4.46
PBKB    People's Bancshares Inc.           585,678    82.58    47.31     57.30       33.62
PCBC    Perry County Financial Corp.        81,105    21.97    16.44     74.83        5.55
PCCI    Pacific Crest Capital              371,126    74.46    61.18     82.17        9.94
PDB     Piedmont Bancorp Inc.              122,761   118.98    82.25     69.13       13.44
PEEK    Peekskill Financial Corp.          182,560    34.84    25.27     72.53        0.00
PERM    Permanent Bancorp Inc.             433,239    76.32    49.98     65.49       24.40
PERT    Perpetual Bank (MHC)               256,211    90.61    68.28     75.36       10.93
PETE    Primary Bank                       431,683    79.63    57.47     72.18       20.35
PFDC    Peoples Bancorp                    287,564    95.85    79.92     83.38        0.99
PFED    Park Bancorp Inc.                  175,569    53.49    39.00     72.92        3.42
PFFB    PFF Bancorp Inc.                 2,631,413   109.87    71.97     65.51       22.99
PFFC    Peoples Financial Corp.             86,486    84.64    60.45     71.43        0.00
PFNC    Progress Financial Corp.           418,658    97.20    70.10     72.11       19.00
PFSB    PennFed Financial Services Inc   1,321,751   101.73    70.67     69.47       21.81
PFSL    Pocahontas FS&LA (MHC)             378,700   109.61    40.83     37.25       55.33
PHBK    Peoples Heritage Finl Group      5,591,180    92.37    69.61     75.37       14.10
PHFC    Pittsburgh Home Financial Corp     256,265   124.69    67.52     54.15       32.86
PHSB    Peoples Home Savings Bk (MHC)      214,759    55.61    46.83     84.21        0.98
PKPS    Poughkeepsie Financial Corp.       880,196   109.12    74.37     68.15       22.03
PLSK    Pulaski Savings Bank (MHC)         177,348    67.66    57.02     84.27        3.23
PMFI    Perpetual Midwest Financial        397,229   103.02    79.14     76.82       13.14
PRBC    Prestige Bancorp Inc.              135,721   102.58    67.19     65.50       22.31
PROV    Provident Financial Holdings       615,500   106.98    88.43     82.66        1.11
PSBK    Progressive Bank Inc.              878,823    74.79    67.90     90.79        0.00

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.      93,734   106.43    92.40     86.82        2.67
PSFI    PS Financial Inc.                   82,662    87.09    44.28     50.84        5.44
PTRS    Potters Financial Corp.            121,189    76.51    62.76     82.03        8.11
PULB    Pulaski Bank, Svgs Bank (MHC)      180,232    95.56    79.58     83.28        1.22
PULS    Pulse Bancorp                      520,203    29.55    23.46     79.39       11.71
PVFC    PVF Capital Corp.                  356,251   121.66    93.42     76.79       14.41
PVSA    Parkvale Financial Corporation     991,239    82.29    73.15     88.90        2.04
PWBC    PennFirst Bancorp Inc.             816,954    84.41    40.41     47.87       42.90
PWBK    Pennwood Bancorp Inc.               49,981    76.11    54.54     71.67        8.93
QCBC    Quaker City Bancorp Inc.           801,402   118.11    81.53     69.03       19.68
QCFB    QCF Bancorp Inc.                   149,637    56.99    39.97     70.13       10.59
QCSB    Queens County Bancorp Inc.       1,466,906   124.22    87.32     70.29       14.79
RARB    Raritan Bancorp Inc.               379,428    76.04    66.90     87.98        2.68
RCSB    RCSB Financial Inc.              4,104,367    94.89    54.16     57.08       29.87
REDF    RedFed Bancorp Inc.                912,237    98.43    86.80     88.19        1.58
RELI    Reliance Bancshares Inc.            47,009   158.84    59.45     37.43       12.76
RELY    Reliance Bancorp Inc.            1,976,764    63.68    46.26     72.65       17.80
RIVR    River Valley Bancorp               140,442    98.29    81.20     82.61        3.56
ROSE    TR Financial Corp.               3,551,783    78.18    52.76     67.49       24.21
RSLN    Roslyn Bancorp Inc.              3,159,301    38.81    21.76     56.06       21.91
RVSB    Riverview Savings Bank (MHC)       229,652    92.04    67.58     73.43       14.28
SBFL    SB of the Finger Lakes (MHC)       216,700    57.15    46        80.49        8.82
SBOS    Boston Bancorp (The)             1,715,070    24.42    19.25     78.85        7.61
SCBS    Southern Community Bancshares       70,370    75.43    58.98     78.19        0.00
SCCB    S. Carolina Community Bancshrs      46,412   105.88    77.65     73.34        0.00
SECP    Security Capital Corp.           3,673,401   119.86    76.78     64.06       16.89
SFED    SFS Bancorp Inc.                   172,849    84.38    72.25     85.62        0.00
SFFC    StateFed Financial Corporation      85,679       NA       NA     58.76       22.18
SFIN    Statewide Financial Corp.          673,214    73.72    49.11     66.62       22.86
SFNB    Security First Network Bank         78,653    18.26    10.24     56.08        1.38
SFSB    SuburbFed Financial Corp.          426,705    85.29    63.56     74.51       17.49
SFSL    Security First Corp.               653,226   126.63    90.14     71.18       18.39
SGVB    SGV Bancorp Inc.                   409,340    99.22    69.89     70.44       21.34
SHEN    First Shenango Bancorp Inc.        411,417    97.46    63.55     65.20       22.62
SISB    SIS Bancorp Inc.                 1,434,545    65.22    46.17     70.78       19.54
SKAN    Skaneateles Bancorp Inc.           247,697   101.38    85.28     84.12        7.37
SKBO    First Carnegie Deposit (MHC)       147,122    80.07    42.40     52.96       28.84
SMBC    Southern Missouri Bancorp Inc.     165,688    85.32    64.02     75.03        8.17
SMFC    Sho-Me Financial Corp.             328,803   144.87    88.02     60.76       29.30
SOBI    Sobieski Bancorp Inc.               81,754   103.28    75.02     72.64       11.62
SOPN    First Savings Bancorp Inc.         294,217    94.38    65.54     69.44        6.80
SOSA    Somerset Savings Bank              514,502    87.17    76.58     87.85        4.95
SPBC    St. Paul Bancorp Inc             4,611,394    95.74    68.41     71.46       18.41
SRN     Southern Banc Company Inc.         104,978       NA       NA     82.46        0.00
SSB     Scotland Bancorp Inc                69,479   113.46    69.32     61.10        0.00
SSFC    South Street Financial Corp.       241,744    77.97    45.88     58.84       14.48
SSM     Stone Street Bancorp Inc.          106,115   129.54    81.51     62.93        0.00
STFR    St. Francis Capital Corp.        1,645,539    68.28    43.76     64.09       26.85
STND    Standard Financial Inc.          2,574,675    86.04    61.32     71.27       16.86
STSA    Sterling Financial Corp.         1,686,395   103.44    59.12     57.16       35.72
SVRN    Sovereign Bancorp Inc.          10,898,572   116.84    62.79     53.74       39.87
SWBI    Southwest Bancshares               378,325    98.35    72.36     73.57       13.44
SWCB    Sandwich Co-operative Bank         501,894    87.47    70.02     80.05       11.07
SZB     SouthFirst Bancshares Inc.          97,283   114.80    73.80     64.29       19.01
TBK     Tolland Bank                       238,227    68.88    61.76     89.66        3.11
THR     Three Rivers Financial Corp.        91,165   101.03    66.49     65.81       19.02
THRD    TF Financial Corporation           640,746    68.97    49.61     71.92       15.35
TPNZ    Tappan Zee Financial Inc.          124,150    56.31    45.75     81.25        0.00
TRIC    Tri-County Bancorp Inc.             89,457    79.63    41.70     52.36       31.40
TSBS    Peoples Bancorp Inc. (MHC)         631,000    79.26    61.28     77.31        4.75
TSH     Teche Holding Co.                  406,253   123.89    84.95     68.56       17.35
TWIN    Twin City Bancorp                  107,345    85.05    71.61     84.20        0.93
UBMT    United Financial Corp.             105,600    46.46    32.59     70.13        5.63
UFRM    United Federal Savings Bank        275,530    90.13    80.07     88.84        0.00

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
USAB    USABancshares, Inc.                 48,303    54.38    43.42     79.84        8.71
VABF    Virginia Beach Fed. Financial      617,818   123.17    77.10     62.60       30.03
VFFC    Virginia First Financial Corp.     817,313   124.32    90.53     72.81       18.01
WAMU    Washington Mutual Inc.          48,763,153   136.35    67.06     49.18       44.51
WAYN    Wayne Savings & Loan Co. (MHC)     254,230    98.46    82.42     83.71        6.30
WBST    Webster Financial Corp.          5,943,766    89.74    60.49     67.41       26.02
WCBI    Westco Bancorp                     311,613    91.35    75.08     82.19        0.00
WCFB    Webster City Federal SB (MHC)       94,699    76.73    57.85     75.40        0.29
WEFC    Wells Financial Corp.              202,035   128.62    91.48     71.13       13.86
WEHO    Westwood Homestead Fin. Corp.      134,655   124.70    76.43     61.29        9.10
WES     Westcorp                         3,678,193    93.99    51.03     54.29       21.81
WFI     Winton Financial Corp.             317,392   117.25    86.50     73.77       18.24
WFSG    Wilshire Financial Services      1,196,092   192.59    71.71     37.23       55.82
WFSL    Washington Federal Inc.          5,760,385   146.15    72.81     49.82       36.31
WHGB    WHG Bancshares Corp.               100,235   108.52    79.50     73.26        3.99
WOFC    Western Ohio Financial Corp.       396,492   127.93    77.47     60.55       25.32
WRNB    Warren Bancorp Inc.                358,021    72.30    63.47     87.79        0.93
WSB     Washington Savings Bank, FSB       258,330    58.07    50.63     87.18        3.87
WSFS    WSFS Financial Corporation       1,508,540   123.84    62.02     50.08       43.15
WSTR    WesterFed Financial Corp.          955,639   100.64    66.44     66.02       20.85
WVFC    WVS Financial Corp.                294,693    93.72    54.34     57.99       28.72
WWFC    Westwood Financial Corporation     111,394    45.55    37.15     81.56        8.98
WYNE    Wayne Bancorp Inc.                 261,027    93.13    65.99     70.86       15.25
YFCB    Yonkers Financial Corporation      288,089    51.38    36.41     70.87       13.84
YFED    York Financial Corp.             1,162,393   101.61    86.82     85.44        3.98
                                        -----------------------------------------------------
        Average                          1,392,682    95.58    66.95     71.35       14.70

                                          Key Financial Data as of The Most Recent Quarter
                                        -----------------------------------------------------

                                           Total     Loans/   Loans/   Deposits/  Borrowings/
                                          Assets    Deposits  Assets    Assets      Assets
Ticker  Short Name                        ($000)       (%)      (%)       (%)         (%)
--------------------------------------  -----------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                   68,628    93.78    71.50     76.24       13.50
ATSB    AmTrust Capital Corp.               71,031    99.62    71.64     71.92       17.12
CLAS    Classic Bancshares Inc.            130,525    87.73    66.61     75.93        8.41
FFDF    FFD Financial Corp.                 85,286    97.24    62.33     64.10       10.06
HFFB    Harrodsburg First Fin Bancorp      108,950   102.71    73.91     71.96        0.00
HZFS    Horizon Financial Svcs Corp.        85,969    91.02    61.03     67.05       22.22
LXMO    Lexington B&L Financial Corp.       59,236   107.94    76.69     71.05        0.00
NBSI    North Bancshares Inc.              119,586   108.41    64.94     59.90       23.25
PRBC    Prestige Bancorp Inc.              135,721   102.58    67.19     65.50       22.31
SOBI    Sobieski Bancorp Inc.               81,754   103.28    75.02     72.64       11.62
SZB     SouthFirst Bancshares Inc.          97,283   114.80    73.80     64.29       19.01
                                        -----------------------------------------------------
        Average                             94,906   100.83    69.51     69.14       13.41
        Maximum                            135,721   114.80    76.69     76.24       23.25
        Minimum                             59,236    87.73    61.03     59.90        0.00


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
CAL     California Federal Bank, a FSB    7.38       5.23        30.65        5.63       8.67        11.72
CCMD    Chevy Chase Bank, FSB             5.60       5.02        10.86        6.48       7.19        13.21
AABC    Access Anytime Bancorp, Inc.      7.45       7.45         0.00        7.16       7.92        17.13
AADV    Advantage Bancorp Inc.            9.21       8.67         6.51        6.41       9.78        14.90
ABBK    Abington Bancorp Inc.             6.92       6.27         9.93        6.18       7.34        13.48
ABCL    Alliance Bancorp Inc.             8.91       8.81         1.26        7.77       9.30        15.15
ABCW    Anchor BanCorp Wisconsin          6.22       6.11         1.88        5.63       7.39        10.53
AFBC    Advance Financial Bancorp        15.45      15.45         0.00       15.44      15.78        26.03
AFCB    Affiliated Community Bancorp      9.78       9.73         0.58        9.98      10.53        19.18
AFED    AFSALA Bancorp Inc.              13.47      13.47         0.00       13.48      14.15        32.75
AFFFZ   America First Financial Fund      8.44       8.35         1.23        7.32       8.77        16.66
AHCI    Ambanc Holding Co.               12.94      12.94         0.00       10.00      13.72        23.85
AHM     Ahmanson & Company (H.F.)         5.18       4.60        11.88        5.78       6.00        11.1
ALBC    Albion Banc Corp.                 8.73       8.73         0.00          NA       9.12           NA
ALBK    ALBANK Financial Corp.            9.20       8.14        12.60        7.23       9.92        12.80
AMFC    AMB Financial Corp.              14.96      14.96         0.00       12.50      15.36        24.40
ANA     Acadiana Bancshares Inc.         17.37      17.37         0.00       13.78      18.37        27.19
ANBK    American National Bancorp         8.97       8.97         0.00        8.26       9.72        17.37
ANDB    Andover Bancorp Inc.              8.06       8.06         0.00        8.2        9.06        15.01
ASBI    Ameriana Bancorp                 10.96      10.95         0.08       10.07      11.24        19.04
ASBP    ASB Financial Corp.              15.56      15.56         0.00       11.86      16.29        27.32
ASFC    Astoria Financial Corp.           7.83       6.66        16.01        5.69       8.02        15.98
ATSB    AmTrust Capital Corp.            10.17      10.07         1.07       10.20      10.83        16.58
AVND    Avondale Financial Corp.          9.12       9.12         0.00        8.90      12.18        16.27
BANC    BankAtlantic Bancorp Inc.         5.62       4.67        17.85        6.79       6.62        11.28
BDJI    First Federal Bancorporation     10.87      10.87         0.00        9.64      11.24        19.07
BFD     BostonFed Bancorp Inc.            8.79       8.52         3.31          NA       9.38           NA
BFFC    Big Foot Financial Corp.         16.98      16.98         0.00       12.27      17.13        35.4
BFSB    Bedford Bancshares Inc.          14.16      14.16         0.00       12.45      14.64        22.92
BKC     American Bank of Connecticut      8.29       7.98         4.01          NA       9.16           NA
BKCT    Bancorp Connecticut Inc.         10.25      10.25         0.00       10.19      11.45        16.29
BKUNA   BankUnited Financial Corp.        5.61       4.94        12.63        8.08       5.78        14.04
BNKU    Bank United Corp.                 5.09       4.97         2.46        7.65       5.43        14.07
BPLS    Bank Plus Corp.                   5.07       5.06         0.18        6.15       6.76        11.75
BSBC    Branford Savings Bank             9.28       9.28         0.00        9.29      11.29        17.56
BTHL    Bethel Bancorp                    8.48       7.36        14.28        7.38       9.63        13.39
BVCC    Bay View Capital Corp.            6.34       5.37        16.08        5.54       7.47        10.26
BWFC    Bank West Financial Corp.        14.51      14.51         0.00       12.20      14.66        23.37
BYFC    Broadway Financial Corp.         10.75      10.75         0.00        8.69      11.57        15.22
CAFI    Camco Financial Corp.             9.57       8.89         7.74        9.21       9.83        16.91
CAPS    Capital Savings Bancorp Inc.      8.80       8.80         0.00        7.89       9.10        16.60
CASB    Cascade Financial Corp.           6.13       6.13         0.00        6.19       6.92        10.79
CASH    First Midwest Financial Inc.     11.40      10.23        11.42        9.20      12.04        14.90
CATB    Catskill Financial Corp.         25.04      25.04         0.00       20.72      25.69        61.36
CBCI    Calumet Bancorp Inc.             15.50      15.50         0.00        9.24      16.69        15.52
CBES    CBES Bancorp Inc.                18.39      18.39         0.00       13.54      18.80        17.70
CBK     Citizens First Financial Corp.   14.08      14.08         0.00       10.57      14.30        18.44
CBSA    Coastal Bancorp Inc.              3.33       2.78        16.87        5.49       3.56        11.74
CBSB    Charter Financial Inc.           14.47      13.02        11.52       11.65      15.06        21.47
CCFH    CCF Holding Company              11.69      11.69         0.00       10.22      12.28           NA
CEBK    Central Co-operative Bank         9.93       8.98        10.53          NA      10.75           NA
CENB    Century Bancorp Inc.             29.94      29.94         0.00       19.10      30.48        43.47
CENF    CENFED Financial Corp.            5.20       5.19         0.17        5.49       5.96        11.08
CFB     Commercial Federal Corp.          6.00       5.36        11.31        6.47       6.69        13.81
CFBC    Community First Banking Co.      15.40      15.22         1.37       10.30      15.92        17.00
CFCP    Coastal Financial Corp.           6.17       6.17         0.00        6.08       7.09        10.94
CFFC    Community Financial Corp.        13.71      13.71         0.00       11.61      14.29        17.48
CFNC    Carolina Fincorp Inc.            22.82      22.82         0.00          NA      23.18           NA
CFSB    CFSB Bancorp Inc.                 7.62       7.62         0.00        7.33       8.16        13.14
CFTP    Community Federal Bancorp        27.45      27.45         0.00       24.82      27.73        58.37
CFX     CFX Corp.                         7.44       6.99         6.45        7.49       8.30        13.29
CIBI    Community Investors Bancorp      12.04      12.04         0.00       11.29      12.56        22.07
CKFB    CKF Bancorp Inc.                 23.96      23.96         0.00       20.96      24.15        36.66
CLAS    Classic Bancshares Inc.          14.87      12.87        15.44       11.70      15.49        24.00


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
CMRN    Cameron Financial Corp           21.69      21.69         0.00       17.11      22.51        25.59
CMSB    Commonwealth Bancorp Inc.         9.63       7.69        21.81        6.70      10.06        14.10
CMSV    Community Savings FA (MHC)       11.24      11.24         0.00       11.30      11.61        23.49
CNIT    CENIT Bancorp Inc.                7.24       6.69         8.17          NA       7.76           NA
CNSB    CNS Bancorp Inc.                 24.94      24.94         0.00       19.70      25.33        41.27
CNY     Carver Bancorp Inc.               8.35       8.04         4.06        7.10       8.93        16.18
COFI    Charter One Financial             6.71       6.31         6.37        5.36       7.16        10.59
CONE    Conestoga Bancorp, Inc.          16.18      16.18         0.00       12.17      16.22        27.71
COOP    Cooperative Bankshares Inc.       7.63       7.63         0.00        7.70       7.86        14.54
CRZY    Crazy Woman Creek Bancorp        25.82      25.82         0.00       19.64      26.35        48.12
CSA     Coast Savings Financial           4.92       4.86         1.27        5.33       5.84        11.07
CSBF    CSB Financial Group Inc.         25.04      23.99         5.53       25.34      25.36        54.92
CTZN    CitFed Bancorp Inc.               6.37       5.77         9.93        5.88       6.95        13.22
CVAL    Chester Valley Bancorp Inc.       8.36       8.36         0.00        8.26       9.24        14.82
DCBI    Delphos Citizens Bancorp Inc.    28.40      28.40         0.00       20.40      28.50        42.40
DIBK    Dime Financial Corp.              7.96       7.72         3.22        8.13       9.37        20.58
DIME    Dime Community Bancorp Inc.      14.52      12.76        13.85        9.87      15.33        19.99
DME     Dime Bancorp Inc.                 5.27       5.04         4.64        5.66       5.78        12.03
DNFC    D & N Financial Corp.             5.58       5.52         1.06        5.12       6.26         9.45
DSL     Downey Financial Corp.            6.93       6.84         1.39        6.24       7.46        12.05
EBSI    Eagle Bancshares                  8.30       8.30         0.00        6.41       8.98        10.30
EFBC    Empire Federal Bancorp Inc.      37.36      37.36         0.00       23.94      37.55        66.91
EFBI    Enterprise Federal Bancorp       11.96      11.95         0.09       11.30      12.16        20.30
EGFC    Eagle Financial Corp.             6.87       5.44        21.92        7.69       7.36        17.83
EGLB    Eagle BancGroup Inc.             11.85      11.85         0.00        9.69      12.38        17.59
EIRE    Emerald Isle Bancorp Inc.         7.07       7.07         0.00        7.07       7.68        12.01
EMLD    Emerald Financial Corp.           7.58       7.47         1.58        7.25       7.84        12.29
EQSB    Equitable Federal Savings Bank    5.04       5.04         0.00        5.04       5.22        11.24
ESBK    Elmira Savings Bank (The)         6.30       6.05         4.10        6.04       6.94        10.12
ESX     Essex Bancorp Inc.                8.16       8.07         1.23        8.13       9.28        14.48
ETFS    East Texas Financial Services    18.16      18.16         0.00       16.30      18.41        41.10
FAB     FirstFed America Bancorp Inc.    12.16      12.16         0.00       10.23      13.12        19.72
FBBC    First Bell Bancorp Inc.           9.82       9.82         0.00        9.49       9.92        21.86
FBCI    Fidelity Bancorp Inc.            10.39      10.37         0.23        8.60      10.56        18.30
FBCV    1ST Bancorp                       8.26       8.10         2.04        8.29       8.68        15.98
FBER    1st Bergen Bancorp               14.19      14.19         0.00       10.30      15.27        29.40
FBHC    Fort Bend Holding Corp.           6.03       5.64         6.85        6.59       6.56        13.88
FBNW    FirstBank Corp.                   7.32       7.32         0.00        7.31       7.96        13.39
FBSI    First Bancshares Inc.            13.54      13.53         0.14          NA      13.84           NA
FCB     Falmouth Co-Operative Bank       23.88      23.88         0.00       24.16      24.41        44.13
FCBF    FCB Financial Corp.              14.55      14.55         0.00       12.31      15.18        19.80
FCME    First Coastal Corp.               9.23       9.23         0.00        9.16      10.95        16.33
FDEF    First Defiance Financial         21.32      21.32         0.00       14.2       21.76        23.00
FED     FirstFed Financial Corp.          4.83       4.78         1.12        5.93       6.70        11.68
FESX    First Essex Bancorp Inc.          6.97       6.11        13.13        6.11       7.80        11.70
FFBA    First Colorado Bancorp Inc.      12.92      12.77         1.35       11.59      13.20        22.14
FFBH    First Federal Bancshares of AR   14.97      14.97         0.00       11.99      15.20        23.10
FFBI    First Financial Bancorp Inc.      8.65       8.65         0.00        8.16       9.24        15.52
FFBS    FFBS BanCorp Inc.                19.23      19.23         0.00       16.20      19.67        29.90
FFBZ    First Federal Bancorp Inc.        7.55       7.54         0.11        6.74       8.41        11.44
FFCH    First Financial Holdings Inc.     6.11       6.11         0.00        6.54       6.81        10.89
FFDB    FirstFed Bancorp Inc.             9.42       8.65         8.84        8.67       9.83        15.60
FFDF    FFD Financial Corp.              24.74      24.74         0.00       15.80      24.91        34.10
FFED    Fidelity Federal Bancorp          5.14       5.14         0.00        6.63       5.85        10.89
FFES    First Federal of East Hartford    6.43       6.43         0.00        6.66       6.69        22.00
FFFC    FFVA Financial Corp.             13.18      12.94         2.10       10.16      13.76        20.69
FFFD    North Central Bancshares Inc.    22.67      22.67         0.00       17.15      23.65        32.31
FFFG    F.F.O. Financial Group Inc.       6.73       6.73         0.00        6.20       8.45        12.60
FFFL    Fidelity Bankshares Inc. (MHC)    8.37       8.32         0.72        8.10       8.58        16.30
FFHC    First Financial Corp.             7.13       6.95         2.60        6.58       7.51        14.19
FFHH    FSF Financial Corp.              11.35      11.35         0.00       10.30      11.57        20.10
FFHS    First Franklin Corporation        9.02       8.97         0.63        6.58       9.44        14.37
FFIC    Flushing Financial Corp.         15.47      15.47         0.00       11.74      16.11        26.57
FFKY    First Federal Financial Corp.    13.70      13.01         5.85       12.14      14.16        19.87


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
FFLC    FFLC Bancorp Inc.                13.48      13.48         0.00       10.90      13.79        23.10
FFOH    Fidelity Financial of Ohio       12.94      11.60        11.74        9.90      13.25        19.30
FFPB    First Palm Beach Bancorp Inc.     6.57       6.42         2.45        7.47       6.98        14.77
FFSL    First Independence Corp.         10.43      10.43         0.00        8.33      11.03        19.44
FFSX    First Fed SB of Siouxland(MHC)    8.29       8.23         0.84        8.25       8.68        17.00
FFWC    FFW Corp.                         9.52       8.66         9.89        6.62       9.84        12.71
FFWD    Wood Bancorp Inc.                12.30      12.30         0.00        8.71      12.65        15.20
FFYF    FFY Financial Corp.              13.71      13.71         0.00        9.56      14.21        17.04
FGHC    First Georgia Holding Inc.        8.22       7.59         8.23        8.21       8.85        10.29
FIBC    Financial Bancorp Inc.            9.36       9.32         0.50        7.32       9.85        18.86
FISB    First Indiana Corporation         9.56       9.46         1.23        8.73      10.93        12.48
FKFS    First Keystone Financial          7.31       7.31         0.00        7.33       7.80        16.92
FKKY    Frankfort First Bancorp Inc.     17.18      17.18         0.00       25.88      17.26        50.81
FLAG    FLAG Financial Corp.              9.58       9.58         0.00        9.07      11.62        14.30
FLFC    First Liberty Financial Corp.     7.37       6.69         9.87        6.50       8.26        11.48
FLGS    Flagstar Bancorp Inc.             7.23         NA           NA        7.19       7.51        13.35
FLKY    First Lancaster Bancshares       34.24      34.24         0.00       31.06      34.49        58.13
FMBD    First Mutual Bancorp Inc.        12.84      10.04        24.24       18.95      13.18        19.61
FMCO    FMS Financial Corporation         6.56       6.45         1.75        7.51       7.07        16.23
FMSB    First Mutual Savings Bank         6.83       6.83         0.00        6.90       7.85        11.94
FNGB    First Northern Capital Corp.     11.27      11.27         0.00       10.37      11.75        17.14
FOBC    Fed One Bancorp                  11.07      10.61         4.64        9.87      11.47        24.43
FPRY    First Financial Bancorp           6.35       6.35         0           6.20       7.00        10.80
FRC     First Republic Bancorp            7.17       7.17         0.07        7.16       8.00        14.12
FSBI    Fidelity Bancorp Inc.             6.75       6.75         0.00        9.17       7.25        18.91
FSFC    First Southeast Financial Corp   10.23      10.23         0.00        9.87      10.62        20.76
FSLA    First Savings Bank (MHC)          9.42       8.49        10.82        8.46       9.98        21.7
FSNJ    Bayonne Bancshares Inc.           8.42       8.42         0.00        8.85       8.95        26.48
FSPG    First Home Bancorp Inc.           6.66       6.56         1.65        6.46       7.39        17.00
FSPT    FirstSpartan Financial Corp.     11.81      11.81         0.00       11.80      12.24        20.30
FSSB    First FS&LA of San Bernardino     4.33       4.18         3.63        4.29       5.38         8.52
FSTC    First Citizens Corp.              9.73       7.73        22.25        7.98      10.86        11.82
FTF     Texarkana First Financial Corp   15.70      15.70         0.00       15.69      16.37        26.24
FTFC    First Federal Capital Corp.       6.44       6.08         5.91          NA       6.94           NA
FTNB    Fulton Bancorp Inc.              25.01      25.01         0.00       16.40      25.87        29.40
FTSB    Fort Thomas Financial Corp.      16.04      16.04         0.00       14.90      16.53        23.90
FWWB    First SB of Washington Bancorp   14.23      13.29         7.64       13.65      14.88        24.77
GAF     GA Financial Inc.                15.18      15.04         1.04       13.10      15.34        37.00
GBCI    Glacier Bancorp Inc.              9.74       9.51         2.61        9.78      10.35        16.85
GDVS    Greater Delaware Valley (MHC)    11.57      11.57         0.00       11.83      12.77        26.80
GDW     Golden West Financial             6.37       6.37         0.00        6.13       6.93        13.30
GFCO    Glenway Financial Corp.           9.49       9.37         1.35        8.50       9.77        13.40
GFED    Guaranty Federal SB (MHC)        13.78      13.78         0.00       13.00      14.87        23.32
GFSB    GFS Bancorp Inc.                 11.45      11.45         0.00          NA      12.15           NA
GOSB    GSB Financial Corp.               8.11       8.11         0.00          NA         NA           NA
GPT     GreenPoint Financial Corp.       10.31       6.07        43.78        6.66      11.11        15.17
GRTR    Greater New York Savings Bank     8.40       8.40         0.00          NA       9.05           NA
GSB     Golden State Bancorp Inc.         6.24       5.66         9.83        5.67       7.25        11.17
GSBC    Great Southern Bancorp Inc.       8.53       8.53         0.00        7.70      10.72        11.60
GSFC    Green Street Financial Corp.     36.25      36.25         0.00       36.25      36.39        85.91
GSLA    GS Financial Corp.               45.64      45.64         0.00       34.82      45.95       108.27
GTFN    Great Financial Corporation       9.23       8.88         4.24        7.82       9.71        17.75
GTPS    Great American Bancorp           21.44      21.44         0.00       16.78      21.76        29.53
GUPB    GFSB Bancorp Inc.                16.30      16.30         0.00          NA      16.66           NA
GWBC    Gateway Bancorp Inc.             27.04      27.04         0.00       24.70      27.17        80.20
HALL    Hallmark Capital Corp.            7.24       7.24         0.00        6.47       7.67        11.98
HARB    Harbor Florida Bancorp (MHC)      8.39       8.14         3.31        7.04       9.41        14.77
HARL    Harleysville Savings Bank         6.53       6.53         0.00        6.56       7.09        13.73
HARS    Harris Savings Bank (MHC)         8.01       7.08        12.52        6.80       8.43        13.73
HAVN    Haven Bancorp Inc.                5.95       5.93         0.36        6.71       6.58        14.69
HBBI    Home Building Bancorp            12.81      12.81         0.00        9.97      13.00        20.97
HBEI    Home Bancorp of Elgin Inc.       26.70      26.70         0.00       20.27      26.98        39.45
HBFW    Home Bancorp                     13.29      13.29         0.00       10.18      13.70        22.3
HBNK    Highland Federal Bank FSB         7.47       7.47         0.00        7.52       9.17        11.53


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
HBS     Haywood Bancshares Inc.          13.93      13.50         3.60       13.55      14.42        27.27
HCBB    HCB Bancshares Inc.               7.76       7.01        10.40          NA       8.55           NA
HCFC    Home City Financial Corp.        20.61      20.61         0.00       15.59      21.29        29.31
HEMT    HF Bancorp Inc.                   8.23         NA           NA        6.36         NA        16.55
HFFB    Harrodsburg First Fin Bancorp    26.92      26.92         0.00       21.10      27.21        43.05
HFFC    HF Financial Corp.                9.43       9.43         0.01        7.57      10.24        12.87
HFGI    Harrington Financial Group        5.59       5.59         0.00        6.96       5.64        31.14
HFNC    HFNC Financial Corp.             17.99      17.99         0.00       18.85      18.84        36.68
HFSA    Hardin Bancorp Inc.              12.48      12.48         0.00       10.73      12.64        27.53
HHFC    Harvest Home Financial Corp.     11.81      11.81         0.00          NA      11.95           NA
HIFS    Hingham Instit. for Savings       9.36       9.36         0.00        9.83      10.03        15.67
HMCI    HomeCorp Inc.                     6.54       6.54         0.00        4.99       7.02         8.28
HMLK    Hemlock Federal Financial Corp   18.34      18.34         0.00       12.75      18.79        39.21
HMNF    HMN Financial Inc.               14.43      14.43         0.00       10.95      14.87        25.46
HOMF    Home Federal Bancorp              8.48       8.24         3.10        8.07       9.02        12.06
HPBC    Home Port Bancorp Inc.           10.56      10.56         0.00       10.56      11.84        18.20
HRBF    Harbor Federal Bancorp Inc.      12.89      12.89         0.00       11.61      13.08        25.51
HRZB    Horizon Financial Corp.          15.60      15.60         0.00       15.38      16.26        30.39
HTHR    Hawthorne Financial Corp.         5.94       5.94         0.00        7.21       7.37        11.67
HVFD    Haverfield Corp.                  8.54       8.54         0.00        7.31       9.40        11.27
HWEN    Home Financial Bancorp           16.93      16.93         0.00       14.14      17.47        25.02
HZFS    Horizon Financial Svcs Corp.      9.79       9.79         0.00        7.40      10.10        14.43
IBSF    IBS Financial Corp.              17.40      17.40         0.00       17.00      17.55        62.94
IFSB    Independence Federal Svgs Bank    6.88       6.14        11.58        6.11       7.08        14.94
INBI    Industrial Bancorp               17.70      17.70         0.00       16.11      18.18        31.50
INCB    Indiana Community Bank SB        12.39      12.39         0.00       12.38      12.95        19.00
IPSW    Ipswich Savings Bank              5.71       5.71         0.00        5.66       6.58        12.57
ISBF    ISB Financial Corporation        12.04      10.43        14.93       10.21      12.56        20.04
ITLA    ITLA Capital Corp.               10.99      10.95         0.41       10.60      12.23        13.40
IWBK    InterWest Bancorp Inc.            6.78       6.64         2.15        6.79       7.25           NA
JOAC    Joachim Bancorp Inc.             28.16      28.16         0.00       23.10      28.38        46.20
JSB     JSB Financial Inc.               22.85      22.85         0.00          NA      23.22           NA
JSBA    Jefferson Savings Bancorp         8.54       6.75        22.42        7.03       9.18        13.20
JXSB    Jacksonville Savings Bk (MHC)    10.49      10.49         0.00       10.22      10.98        15.17
JXVL    Jacksonville Bancorp Inc.        14.92      14.92         0.00       13.77         NA        27.9
KFBI    Klamath First Bancorp            19.55      19.55         0.00       16.77      19.72        35.32
KNK     Kankakee Bancorp Inc.            11.09      10.49         6.01        8.83      11.72        16.32
KSAV    KS Bancorp Inc.                  13.52      13.52         0.05          NA      13.81        13.18
KSBK    KSB Bancorp Inc.                  7.18       6.81         5.43        6.87       7.95        11.15
KYF     Kentucky First Bancorp Inc.      16.55      16.55         0.00       14.74      16.97        27.84
LARK    Landmark Bancshares Inc.         13.79      13.79         0.00       12.15      14.18        26.59
LARL    Laurel Capital Group Inc.        10.03      10.03         0.00        9.91      10.95        20.61
LFBI    Little Falls Bancorp Inc.        13.27      12.39         7.63        9.00      13.63        27.17
LFCO    Life Financial Corp.             21.38      21.38         0.00        7.47      22.20        18.61
LFED    Leeds Federal Savings Bk (MHC)   16.18      16.18         0.00       15.91      16.37        35.48
LIFB    Life Bancorp Inc.                10.55      10.28         2.86        8.70      11.20        21.38
LISB    Long Island Bancorp Inc.          8.99       8.91         0.98        7.5        9.56        15.57
LOGN    Logansport Financial Corp.       19.19      19.19         0.00       19.26      19.47        35.88
LONF    London Financial Corporation     19.66      19.66         0.00       15.60      20.15        30.10
LSBI    LSB Financial Corp.               8.85       8.85         0.00        8.15       9.60        11.12
LSBX    Lawrence Savings Bank             8.69       8.69         0.00        9.07       9.68        17.71
LVSB    Lakeview Financial                9.52       7.76        20.04        7.60      10.17        14.50
LXMO    Lexington B&L Financial Corp.    28.32      28.32         0.00       23.30      28.69        44.10
MAFB    MAF Bancorp Inc.                  7.78       6.87        12.61        7.00       8.33        14.84
MARN    Marion Capital Holdings          22.54      22.54         0.00       20.56      23.71        32.25
MASB    MASSBANK Corp.                   10.64      10.64         0.00       10.06      10.88        35.44
MBB     MSB Bancorp Inc.                  8.92       5.36        42.21        5.76       9.20        12.94
MBBC    Monterey Bay Bancorp Inc.        11.33      10.54         7.81        8.88      11.70        18.89
MBLF    MBLA Financial Corp.             12.15      12.15         0.00       11.19      12.42        31.65
MBSP    Mitchell Bancorp Inc.            43.36      43.36         0.00       33.26      43.89        57.90
MCBN    Mid-Coast Bancorp Inc.            8.60       8.60         0.00        8.34       9.12        14.69
MCBS    Mid Continent Bancshares Inc.     9.39       9.39         0.00        8.52       9.49        22.60
MDBK    Medford Savings Bank              8.99       8.43         6.82        8.54       9.64        16.03
MECH    Mechanics Savings Bank           10.23      10.23         0.00          NA      11.95        18.71


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
MERI    Meritrust Federal SB              8.20       8.20         0.00        8.20       8.51        18.44
METF    Metropolitan Financial Corp.      3.96       3.59         9.60        5.56       4.58         8.36
MFBC    MFB Corp.                        13.65      13.65         0.00       13.00      13.80        27.78
MFCX    Marshalltown Financial Corp.     15.74      15.74         0.00       12.12      15.83        33.14
MFFC    Milton Federal Financial Corp.   13.14      13.14         0.00       11.08      13.42        24.87
MFLR    Mayflower Co-operative Bank       9.68       9.54         1.68        9.68      10.57        16.70
MFSL    Maryland Federal Bancorp          8.38       8.29         1.25        7.75       8.78        15.28
MGNL    Magna Bancorp Inc.               10.23       9.98         2.68        8.48      11.00        16.90
MIFC    Mid-Iowa Financial Corp.          9.35       9.34         0.12        7.57       9.59        19.10
MIVI    Mississippi View Holding Co.     18.88      18.88         0.00       15.67      20.11        32.86
MLBC    ML Bancorp Inc.                   6.98       6.87         1.73        6.18       7.73        14.32
MONT    Montgomery Financial Corp.        9.83       9.83         0.00        9.40      10.01        13.80
MRKF    Market Financial Corp.           35.00      35.00         0.00          NA      35.09           NA
MSBF    MSB Financial Inc.               16.99      16.99         0.00       12.78      17.39        20.88
MSBK    Mutual Savings Bank FSB           6.07       6.07         0.00        6.25       6.36        16.23
MWBI    Midwest Bancshares Inc.           6.91       6.91         0.00        6.02       7.39        14.46
MWBX    MetroWest Bank                    7.45       7.45         0.00        7.51       8.60        10.82
MWFD    Midwest Federal Financial         8.81       8.52         3.58        7.09       9.60        10.32
NASB    North American Savings Bank       7.68       7.44         3.36        7.70       8.52        13.00
NBN     Northeast Bancorp                 7.76       6.88        12.17        7          8.81        12.2
NBSI    North Bancshares Inc.            14.14      14.14         0.00       12.15      14.31        32.31
NEIB    Northeast Indiana Bancorp        15.19      15.19         0.00       12.68      15.82        21.49
NHTB    New Hampshire Thrift Bncshrs      7.65       6.59        14.83        6.23       8.52        10.64
NASB    NewMil Bancorp Inc.               9.82       9.82         0.00       10.25      11.51        19.85
NSLB    NS&L Bancorp Inc.                19.56      19.56         0.00       15.00      19.63        35.10
NSSB    Norwich Financial Corp.          11.17      10.19         9.72       10.15      13.11        14.35
NSSY    Norwalk Savings Society           7.82       7.59         3.25        7.76       8.86        15.30
NTMG    Nutmeg Federal S&LA               8.37       8.37         0.00        8.25       8.86        13.81
NWEQ    Northwest Equity Corp.           11.45      11.45         0.00        8.37      11.93        13.68
NWSB    Northwest Savings Bank (MHC)      9.49       8.99         5.84        9.17      10.14        18.54
NYB     New York Bancorp Inc.             5.08       5.08         0.00        4.75       5.68        11.18
OCFC    Ocean Financial Corp.            16.26      16.26         0.00       12.23      16.69        30.90
OCN     Ocwen Financial Corp.             8.75       8.39         4.53        9.40       9.64        13.81
OFCP    Ottawa Financial Corp.            8.73       7.13        19.76        6.73       9.09        11.10
OHSL    OHSL Financial Corp.             11.03      11.03         0.00        9.13      11.25        19.24
PALM    Palfed Inc.                       8.24       8.24         0.00        7.10       9.32        11.10
PAMM    PacificAmerica Money Center      21.57      21.57         0.00          NA      22.95           NA
PBCI    Pamrapo Bancorp Inc.             12.74      12.65         0.77       12.49      13.46        27.04
PBCT    People's Bank (MHC)               8.48       8.47         0.10        8.5        9.57        13.8
PBHC    Oswego City Savings Bk (MHC)     11.73       9.95        16.81        9.70      12.26        17.02
PBKB    People's Bancshares Inc.          5.71       5.51         3.79        7.79       6.46        16.62
PCBC    Perry County Financial Corp.     19.20      19.20         0.00       16.20      19.23        72.60
PCCI    Pacific Crest Capital             7.08       7.08         0.00        7.49       8.11        11.25
PDB     Piedmont Bancorp Inc.            16.63      16.63         0.00       15.66      17.28        28.82
PEEK    Peekskill Financial Corp.        25.73      25.73         0.00       24.87      26.07        96.81
PERM    Permanent Bancorp Inc.            9.16       9.04         1.46        8.20       9.66        20.57
PERT    Perpetual Bank (MHC)             11.83      11.83         0.00       10.90      12.42        19.00
PETE    Primary Bank                      6.93       6.93         0.15        6.82       7.56        13.17
PFDC    Peoples Bancorp                  15.20      15.20         0.00       12.85      15.51        26.83
PFED    Park Bancorp Inc.                22.53      22.53         0.00       17.67      22.81        48.04
PFFB    PFF Bancorp Inc.                 10.32      10.22         1.06        8.29      11.37        16.26
PFFC    Peoples Financial Corp.          27.21      27.21         0.00       20.00      27.44        45.30
PFNC    Progress Financial Corp.          5.26       4.68        11.67        6.68       6.02        10.56
PFSB    PennFed Financial Services Inc    7.36       6.23        16.36        5.64       7.56        12.22
PFSL    Pocahontas FS&LA (MHC)            6.36       6.36         0.00        6.36       6.82        16.56
PHBK    Peoples Heritage Finl Group       7.72       6.59        15.73        8.62       8.88        14.36
PHFC    Pittsburgh Home Financial Corp   10.92      10.81         1.11       24.02      11.44        10.60
PHSB    Peoples Home Savings Bk (MHC)     8.04       8.04         0.00          NA       8.70           NA
PKPS    Poughkeepsie Financial Corp.      8.37       8.37         0.00        6.89       9.45        11.95
PLSK    Pulaski Savings Bank (MHC)       11.91      11.91         0.00       11.91      12.37        29.15
PMFI    Perpetual Midwest Financial       8.53       8.53         0.00        8.00       9.28        12.60
PRBC    Prestige Bancorp Inc.            11.13      11.13         0.00       11.29      11.39        24.58
PROV    Provident Financial Holdings     13.88      13.88         0.00        9.89      15.04        16.15
PSBK    Progressive Bank Inc.             8.55       7.71        10.67        7.58       9.67        14.79


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.   10.15      10.15         0.00       10.20      10.57        16.10
PSFI    PS Financial Inc.                38.69      38.69         0.00       38.67      38.91       107.93
PTRS    Potters Financial Corp.           8.83       8.83         0.00        8.52      10.57        19.16
PULB    Pulaski Bank, Svgs Bank (MHC)    13.04      13.04         0.00       13.00      13.31        30.20
PULS    Pulse Bancorp                     8.05       8.05         0.00        7.46       8.50        28.02
PVFC    PVF Capital Corp.                 7.02       7.02         0           7.34       7.76        10.42
PVSA    Parkvale Financial Corporation    7.58       7.53         0.74        7.01       9.02        14.65
PWBC    PennFirst Bancorp Inc.            8.08       7.59         6.50        7.01       8.68        20.82
PWBK    Pennwood Bancorp Inc.            17.46      17.46         0.00       17.46      18.02        34.37
QCBC    Quaker City Bancorp Inc.          8.77       8.76         0.05        7.34       9.73        12.64
QCFB    QCF Bancorp Inc.                 18.09      18.09         0.00       11.01      18.99        27.97
QCSB    Queens County Bancorp Inc.       11.85      11.85         0.00       10.32      12.50        17.55
RARB    Raritan Bancorp Inc.              7.93       7.81         1.62        7.64       8.79        14.05
RCSB    RCSB Financial Inc.               7.62       7.45         2.41        7.25       8.26        11.49
REDF    RedFed Bancorp Inc.               8.46       8.42         0.41        7.99       9.46        11.97
RELI    Reliance Bancshares Inc.         48.85      48.85         0.00          NA      49.17           NA
RELY    Reliance Bancorp Inc.             8.23       6.07        27.95        5.6        8.49        15.16
RIVR    River Valley Bancorp             12.39      12.23         1.49       16.13      13.23        31.25
ROSE    TR Financial Corp.                6.20       6.20         0.00        6.22       6.63        18.25
RSLN    Roslyn Bancorp Inc.              20.14      20.06         0.49       13.75      20.90        34.55
RVSB    Riverview Savings Bank (MHC)     11.24      10.36         8.71       10.62      11.62        21.30
SBFL    SB of the Finger Lakes (MHC)      9.58       9.58         0.00        9.56      10.12        24.8
SBOS    Boston Bancorp (The)             12.34      12.34         0.00       10.06      12.45        26.75
SCBS    Southern Community Bancshares    21.32      21.32         0.00          NA      22.47           NA
SCCB    S. Carolina Community Bancshrs   25.96      25.96         0.00       23.2       26.59        48.9
SECP    Security Capital Corp.           16.20      16.20         0.00       12.87      17.30        19.21
SFED    SFS Bancorp Inc.                 12.47      12.47         0          12.45      12.89        24.21
SFFC    StateFed Financial Corporation   17.78      17.78         0.00          NA         NA           NA
SFIN    Statewide Financial Corp.         9.73       9.71         0.18        9.36      10.13        24.62
SFNB    Security First Network Bank      35.16      34.83         1.44       40.30      35.29           NA
SFSB    SuburbFed Financial Corp.         6.48       6.46         0.38        5.82       6.68        13.58
SFSL    Security First Corp.              9.42       9.28         1.63        7.92      10.19        11.40
SGVB    SGV Bancorp Inc.                  7.31       7.19         1.65        6.34       7.61        14.43
SHEN    First Shenango Bancorp Inc.      10.95      10.95         0.00        8.89      11.68        18.17
SISB    SIS Bancorp Inc.                  7.20       7.20         0.00        6.99       8.34        13.13
SKAN    Skaneateles Bancorp Inc.          6.85       6.65         3.08        6.73       7.64        11.26
SKBO    First Carnegie Deposit (MHC)     16.45      16.45         0.00       16.40      16.73        59.00
SMBC    Southern Missouri Bancorp Inc.   15.67      15.67         0.00       12.61      16.08        25.01
SMFC    Sho-Me Financial Corp.            9.03       9.03         0.00        7.92       9.61        14.80
SOBI    Sobieski Bancorp Inc.            15.12      15.12         0.00          NA      15.36           NA
SOPN    First Savings Bancorp Inc.       22.84      22.84         0.00       22.78      23.04        52.15
SOSA    Somerset Savings Bank             6.33       6.33         0.00        6.29       7.71        10.22
SPBC    St. Paul Bancorp Inc              8.60       8.58         0.30        8.49       9.35        16.99
SRN     Southern Banc Company Inc.       16.89      16.75         1.04          NA         NA           NA
SSB     Scotland Bancorp Inc             37.03      37.03         0.00       29.27      37.38        58.40
SSFC    South Street Financial Corp.     25.25      25.25         0.00       24.98      25.42        73.53
SSM     Stone Street Bancorp Inc.        28.85      28.85         0.00       25.34      29.36        46.98
STFR    St. Francis Capital Corp.         7.88       7.03        11.64        6.53       8.23        11.61
STND    Standard Financial Inc.          10.77      10.76         0.15        8.26      11.07        19.26
STSA    Sterling Financial Corp.          5.54       5.04         9.48        7.78       6.03        13.83
SVRN    Sovereign Bancorp Inc.            4.90       3.95        20.23        4.82       5.35        14.43
SWBI    Southwest Bancshares             11.00      11.00         0.00        8.23      11.20        16.97
SWCB    Sandwich Co-operative Bank        7.95       7.63         4.28        7.77       8.71        14.48
SZB     SouthFirst Bancshares Inc.       14.00      14.00         0.00       13.05      14.29        21.47
TBK     Tolland Bank                      6.94       6.76         2.87        7.00       8.10        13.10
THR     Three Rivers Financial Corp.     13.76      13.71         0.40       11.65      14.29        22.81
THRD    TF Financial Corporation         11.12       9.89        12.27        9.00      11.43        20.80
TPNZ    Tappan Zee Financial Inc.        17.02      17.02         0.00       13.50      17.56        37.70
TRIC    Tri-County Bancorp Inc.          15.32      15.32         0.00       12.79      15.78        39.77
TSBS    Peoples Bancorp Inc. (MHC)       16.88      15.71         8.25       15.55      17.29        27.49
TSH     Teche Holding Co.                13.14      13.14         0.00       11.60      13.96        21.93
TWIN    Twin City Bancorp                12.86      12.86         0.00       11.87      13.06        21.80
UBMT    United Financial Corp.           23.29      23.29         0.00          NA      23.36           NA
UFRM    United Federal Savings Bank       7.47       7.47         0.00        7.47       8.26        11.27


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
USAB    USABancshares, Inc.              10.76      10.58         1.89       10.80      11.19        26.70
VABF    Virginia Beach Fed. Financial     6.85       6.85         0.00        6.75       7.56        12.51
VFFC    Virginia First Financial Corp.    8.06       7.80         3.47        7.66       9.14        11.77
WAMU    Washington Mutual Inc.            5.24       5.00         4.84          NA       5.99           NA
WAYN    Wayne Savings & Loan Co. (MHC)    9.25       9.25         0.00        9.23       9.62        17.80
WBST    Webster Financial Corp.           5.02       4.32        14.57        5.98       5.90        13.71
WCBI    Westco Bancorp                   15.24      15.24         0.00       12.90      15.53        28.00
WCFB    Webster City Federal SB (MHC)    23.35      23.35         0.00       23.35      23.75        53.43
WEFC    Wells Financial Corp.            14.19      14.19         0.00       10.82      14.53        19.09
WEHO    Westwood Homestead Fin. Corp.    29.41      29.41         0.00       24.49      29.57        40.57
WES     Westcorp                          9.05       9.03         0.27       10.43      10.05        10.65
WFI     Winton Financial Corp.            7.11       6.97         2.12        6.80       7.38        11.00
WFSG    Wilshire Financial Services       5.76       5.76         0.00          NA      11.59           NA
WFSL    Washington Federal Inc.          12.08      11.15         8.66       10.34      12.52        18.88
WHGB    WHG Bancshares Corp.             20.66      20.66         0.00       15.11      20.89        32.25
WOFC    Western Ohio Financial Corp.     13.79      12.98         6.78       12.69      14.24        24.21
WRNB    Warren Bancorp Inc.              10.37      10.37         0.00        9.73      11.50        14.61
WSB     Washington Savings Bank, FSB      8.30       8.30         0.00        7.81       8.77        19.59
WSFS    WSFS Financial Corporation        5.20       5.16         0.83        6.41       6.85        10.45
WSTR    WesterFed Financial Corp.        10.91       8.92        19.99        8.54      11.40        14.54
WVFC    WVS Financial Corp.              11.16      11.16         0.00       11.44      11.84        25.77
WWFC    Westwood Financial Corporation    9.13       8.21        10.90        6.84       9.33        19.26
WYNE    Wayne Bancorp Inc.               13.35      13.35         0.00       10.13      14.12        23.31
YFCB    Yonkers Financial Corporation    14.90      14.90         0.00       12.60      15.27        35.18
YFED    York Financial Corp.              8.61       8.61         0.00        7.48       9.16        11.95
                                        -----------------------------------------------------------------------
        Average                          12.33      12.12         2.92       10.78      12.94        22.20


                                                         Capital as of The Most Recent Quarter
                                        -----------------------------------------------------------------------
                                                   Tangible   Intangible  Regulatory   Equity +  Total Capital/
                                        Equity/    Equity/      Assets/   Core Cap/   Reserves/  Risk Adjusted
                                        Assets   Tang Assets    Equity      Assets      Assets       Assets
Ticker  Short Name                        (%)        (%)                      (%)         (%)          (%)
--------------------------------------  -----------------------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                 8.73       8.73         0.00          NA       9.12           NA
ATSB    AmTrust Capital Corp.            10.17      10.07         1.07       10.20      10.83        16.58
CLAS    Classic Bancshares Inc.          14.87      12.87        15.44       11.70      15.49        24.00
FFDF    FFD Financial Corp.              24.74      24.74         0.00       15.80      24.91        34.10
HFFB    Harrodsburg First Fin Bancorp    26.92      26.92         0.00       21.10      27.21        43.05
HZFS    Horizon Financial Svcs Corp.      9.79       9.79         0.00        7.40      10.10        14.43
LXMO    Lexington B&L Financial Corp.    28.32      28.32         0.00       23.30      28.69        44.10
NBSI    North Bancshares Inc.            14.14      14.14         0.00       12.15      14.31        32.31
PRBC    Prestige Bancorp Inc.            11.13      11.13         0.00       11.29      11.39        24.58
SOBI    Sobieski Bancorp Inc.            15.12      15.12         0.00          NA      15.36           NA
SZB     SouthFirst Bancshares Inc.       14.00      14.00         0.00       13.05      14.29        21.47
                                        -----------------------------------------------------------------------
        Average                          16.18      15.98         1.50       14.00      16.52        28.29
        Maximum                          28.32      28.32        15.44       23.30      28.69        44.10
        Minimum                           8.73       8.73         0.00        0.00       9.12         0.00

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
CAL     California Federal Bank, a FSB   1.60   120.38     1.31    17.82     1.93       98.69      0.82         11.17
CCMD    Chevy Chase Bank, FSB            0.73   378.42     2.11    37.76     2.78       74.92      0.18          3.30
AABC    Access Anytime Bancorp, Inc.     3.04    30.20     1.60    21.49     0.92       29.31      0.52          7.23
AADV    Advantage Bancorp Inc.           0.35   293.23     0.44     4.83     1.01      128.03      1.10         12.06
ABBK    Abington Bancorp Inc.            0.29   241.34     0.17     2.50     0.69      211.97      0.89         12.80
ABCL    Alliance Bancorp Inc.            0.16   335.46     0.15     1.70     0.53      257.09      0.78          8.52
ABCW    Anchor BanCorp Wisconsin         0.67   219.76     0.92    14.85     1.48      126.05      0.97         14.91
AFBC    Advance Financial Bancorp        0.45    89.84     0.37     2.40     0.40       89.84      0.90          5.77
AFCB    Affiliated Community Bancorp     0.63   191.79     0.39     4.02     1.20      191.75      1.10         11.26
AFED    AFSALA Bancorp Inc.              0.95   150.77     0.45     3.32     1.43      150.77      0.79          5.83
AFFFZ   America First Financial Fund     0.51    94.78     0.40     4.79     0.49       81.55      1.18         14.17
AHCI    Ambanc Holding Co.               0.93   151.19     0.58     4.47     1.40      124.04      0.47          3.71
AHM     Ahmanson & Company (H.F.)        2.28    54.74     1.90    36.74     1.25       42.9       0.96         19.32
ALBC    Albion Banc Corp.                1.01    53.94     0.72     8.26     0.54       53.94      0.30          3.36
ALBK    ALBANK Financial Corp.           0.85   116.56     0.71     7.71     0.99       78.77      1.07         11.59
AMFC    AMB Financial Corp.              0.94    56.74     0.81     5.44     0.53       49.41      1.04          6.68
ANA     Acadiana Bancshares Inc.         0.69   194.73     0.52     3.01     1.35      190.96      0.94          5.43
ANBK    American National Bancorp        1.06   110.45     0.71     7.96     1.17      102.82      0.79          8.75
ANDB    Andover Bancorp Inc.             1.26   111.66     1.01    12.54     1.41       99.08      1.03         12.91
ASBI    Ameriana Bancorp                 0.48    80.09     0.40     3.61     0.38       71.19      0.89          8.16
ASBP    ASB Financial Corp.              1.32    82.74     0.88     5.67     1.09       71.62      1.06          6.80
ASFC    Astoria Financial Corp.          0.77    62.53     0.45     5.73     0.48       37.96      0.79         10.30
ATSB    AmTrust Capital Corp.            3.66    25.47     2.84    27.96     0.93       23.48      0.42          4.16
AVND    Avondale Financial Corp.         5.11   104.39     3.18    34.82     5.33       96.19      1.44         16.65
BANC    BankAtlantic Bancorp Inc.        0.97   142.52     0.87    15.43     1.39      102.98      1.00         17.51
BDJI    First Federal Bancorporation     0.02       NA     0.23     2.13     0.76      137.04      0.69          6.40
BFD     BostonFed Bancorp Inc.           0.53   139.5      0.52     5.87     0.74      114.29      0.72          7.90
BFFC    Big Foot Financial Corp.         0.00       NA     0.00     0.00     0.34      151.52      0.70          4.13
BFSB    Bedford Bancshares Inc.          0.00       NA     0.00     0.00     0.56       79.85      1.22          8.52
BKC     American Bank of Connecticut     2.56    56.83     1.81    21.83     1.45       48.13      1.28         15.60
BKCT    Bancorp Connecticut Inc.         1.60   124.01     1.19    11.63     1.98      100.82      1.42         13.99
BKUNA   BankUnited Financial Corp.       0.65    32.20     0.60    10.71     0.21       28.73      0.48          8.02
BNKU    Bank United Corp.                0.65    71.59     0.66    12.91     0.46       51.25      0.62         11.98
BPLS    Bank Plus Corp.                  2.74    76.87     2.88    56.76     2.11       58.99      0.39          7.91
BSBC    Branford Savings Bank            2.11   144.53     1.42    15.30     3.06      141.26      1.18         12.54
BTHL    Bethel Bancorp                     NA       NA       NA       NA     1.48          NA      0.56          6.48
BVCC    Bay View Capital Corp.           0.66   227.01     0.79    12.46     1.51      137.32      0.58          9.27
BWFC    Bank West Financial Corp.        0.37    54.2      0.28     1.93     0.20       51.72      0.88          5.99
BYFC    Broadway Financial Corp.         1.05    96.54     2.06    19.20     1.01       39.74      0.48          4.33
CAFI    Camco Financial Corp.            0.38    83.57     0.34     3.56     0.32       54.74      1.21         12.55
CAPS    Capital Savings Bancorp Inc.     0.18   216.08     0.17     1.94     0.39       97.24      0.97         11.16
CASB    Cascade Financial Corp.          0.22   426.09     0.39     6.36     0.95      203.69      0.65         10.48
CASH    First Midwest Financial Inc.     1.19    78.15     0.85     7.46     0.93       75.48      0.98          8.53
CATB    Catskill Financial Corp.         0.76   195.59     0.47     1.86     1.48      140.85      1.36          5.28
CBCI    Calumet Bancorp Inc.             0.96   163.97     1.16     7.51     1.57      102.51      1.67         10.81
CBES    CBES Bancorp Inc.                0.83    55.57     0.77     4.16     0.46       54.05      1.10          5.90
CBK     Citizens First Financial Corp.   0.24   108.66     0.39     2.79     0.26       37.65      0.65          4.55
CBSA    Coastal Bancorp Inc.             0.92    55.35     0.54    16.13     0.51       39.81      0.39         11.51
CBSB    Charter Financial Inc.           0.58   135.95     0.56     3.89     0.79      104.84      1.93         13.68
CCFH    CCF Holding Company              0.22   325.68     0.18     1.55     0.72      325.68      0.07          0.63
CEBK    Central Co-operative Bank        1.24    97.49     0.85     8.52     1.21       97.49      0.73          7.16
CENB    Century Bancorp Inc.             0.44   207.22     0.39     1.31     0.91      139.39      1.80          9.12
CENF    CENFED Financial Corp.           1.26    87.02     1.28    24.60     1.10       58.93      0.67         13.05
CFB     Commercial Federal Corp.         0.88   104.32     0.89    14.90     0.91       76.36      0.98         16.45
CFBC    Community First Banking Co.      1.42    58.68     2.02    13.12     0.83       26.1       0.62          5.37
CFCP    Coastal Financial Corp.          0.13   905.51     0.21     3.39     1.15      436.85      1.23         20.03
CFFC    Community Financial Corp.        0.41   157.01     0.39     2.82     0.65      148.67      1.15          8.36
CFNC    Carolina Fincorp Inc.            0.20   254.78     0.14     0.62     0.51      254.78      1.24          5.33
CFSB    CFSB Bancorp Inc.                0.14   431.15     0.17     2.26     0.61      308.01      1.33         17.42
CFTP    Community Federal Bancorp        0.50    91.63     0.30     1.10     0.46       91.63      1.25          4.26
CFX     CFX Corp.                        0.59   207.53     0.72     9.66     1.23      120.07      1.10         13.96
CIBI    Community Investors Bancorp      0.66    95.08     0.63     5.21     0.63       83.42      0.96          8.28
CKFB    CKF Bancorp Inc.                 0.69    29.35     0.63     2.64     0.20       14.79      3.28         13.77
CLAS    Classic Bancshares Inc.          0.56   165.98     0.66     4.41     0.93       65.45      0.72          4.89

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
CMRN    Cameron Financial Corp           0.28   347.55     0.24     1.09     0.97      111.82      1.26          5.63
CMSB    Commonwealth Bancorp Inc.        0.84    94.24     0.50     5.15     0.79       86.54      0.65          6.88
CMSV    Community Savings FA (MHC)       0.61   103.17     0.55     4.93     0.63       67.15      0.80          7.12
CNIT    CENIT Bancorp Inc.               0.25   310.20     0.42     5.83     0.76      103.23      0.88         12.22
CNSB    CNS Bancorp Inc.                 0.80    72.14     0.53     2.14     0.58       72.14      0.88          3.52
CNY     Carver Bancorp Inc.              0.97   104.82     0.58     6.90     1.02       42.60      0.30          3.61
COFI    Charter One Financial            0.29   246.91     0.22     3.23     0.73      164.80      1.28         18.85
CONE    Conestoga Bancorp, Inc.          0.23    80.00     0.16     0.99     0.18       26.87      0.60          3.72
COOP    Cooperative Bankshares Inc.      0.11   254.69     0.30     3.90     0.29       50.09      0.62          8.17
CRZY    Crazy Woman Creek Bancorp        0.76   136.15     0.39     1.52     1.04      136.15      1.31          4.92
CSA     Coast Savings Financial          1.28   106.68     1.4     28.54     1.37       65.7       0.56         11.46
CSBF    CSB Financial Group Inc.           NA       NA       NA       NA     0.57       57.14      0.43          1.71
CTZN    CitFed Bancorp Inc.              0.41   230.97     0.41     6.37     0.95      143.79      0.89         13.89
CVAL    Chester Valley Bancorp Inc.      0.29   381.68     0.23     2.76     1.10      381.68      0.94         11.13
DCBI    Delphos Citizens Bancorp Inc.    0.47    27.76     0.35     1.22     0.13       27.76      1.68          5.91
DIBK    Dime Financial Corp.             0.72   437.39     0.38     4.75     3.17      355.33      1.97         25.26
DIME    Dime Community Bancorp Inc.      1.05   136.45     0.73     5.01     1.43      112.22      0.84         57.03
DME     Dime Bancorp Inc.                2.47    34.61     1.57    29.82     0.85       31.98      0.56         10.67
DNFC    D & N Financial Corp.            0.34   274.04     0.34     6.18     0.93      198.09      0.91         16.08
DSL     Downey Financial Corp.           0.76    75.59     0.95    13.71     0.58       55.76      0.59          8.24
EBSI    Eagle Bancshares                 1.12    84.96     1.07    12.84     0.95       63.66      0.77          8.97
EFBC    Empire Federal Bancorp Inc.      0.00       NA     0.00     0.00     0.46      312.50      1.54          4.14
EFBI    Enterprise Federal Bancorp       0.05   576.09     0.03     0.29     0.29      576.09      0.85          6.97
EGFC    Eagle Financial Corp.            0.50   172.38     0.52     7.52     0.86       94.68     (0.88)       (12.36)
EGLB    Eagle BancGroup Inc.             1.59    47.98     1.48    12.48     0.76       35.83      0.39          3.30
EIRE    Emerald Isle Bancorp Inc.        0.53   167.57     0.40     5.69     0.89      151.40      0.93         13.23
EMLD    Emerald Financial Corp.          0.11   317.94     0.14     1.83     0.35      106.84      1.02         13.66
EQSB    Equitable Federal Savings Bank   0.01       NA     0.15     2.99     0.26       36.72      0.70         13.94
ESBK    Elmira Savings Bank (The)        0.49   172.63     0.65    10.39     0.85       97.39      0.44          6.99
ESX     Essex Bancorp Inc.               1.61    83.19     2.42    29.70     1.34       42.63      0.84         10.18
ETFS    East Texas Financial Services    0.30   169.14     0.17     0.94     0.50      141.97      0.68          3.66
FAB     FirstFed America Bancorp Inc.    0.40   274.23     0.40     3.33     1.10      235.98      0.66          5.35
FBBC    First Bell Bancorp Inc.          0.07   182.86     0.07     0.69     0.13      147.42      1.07         11.07
FBCI    Fidelity Bancorp Inc.            1.00    22.38     0.80     7.74     0.22       21.76      0.84          8.12
FBCV    1ST Bancorp                      1.21    54.29     0.94    11.33     0.66       45.77      0.79          9.73
FBER    1st Bergen Bancorp               1.76   141.84     0.83     5.87     2.50      129.82      0.85          5.57
FBHC    Fort Bend Holding Corp.          0.70   147.02     0.37     6.18     1.03      141.08      0.68         11.04
FBNW    FirstBank Corp.                  2.22    35.35     2.07    28.23     0.78       31.12      0.62          8.08
FBSI    First Bancshares Inc.            0.04   845.61     0.10     0.77     0.36       52.51      1.02          7.35
FCB     Falmouth Co-Operative Bank       0.12   806.45     0.07     0.28     0.98      806.45      0.75          3.09
FCBF    FCB Financial Corp.              0.17   479.37     0.15     1.05     0.82      412.16      0.69          4.45
FCME    First Coastal Corp.              2.68    94.15     1.95    21.18     2.52       85.72      0.93         10.01
FDEF    First Defiance Financial         0.52   108.45     0.45     2.12     0.57       96.96      1.10          5.15
FED     FirstFed Financial Corp.         1.41   173.96     1.39    28.83     2.46      134.39      0.51         10.76
FESX    First Essex Bancorp Inc.         0.77   186.66     0.56     8.08     1.43      146.94      0.84         11.88
FFBA    First Colorado Bancorp Inc.      0.20   191.75     0.23     1.76     0.38      121.82      1.20          9.33
FFBH    First Federal Bancshares of AR   0.20   147.56     0.19     1.29     0.30      119.50      1.00          6.50
FFBI    First Financial Bancorp Inc.     0.61   149.25     0.39     4.55     0.91      147.92     (0.86)       (10.59)
FFBS    FFBS BanCorp Inc.                0.04       NA     0.03     0.16     0.62      118.76      1.17          6.06
FFBZ    First Federal Bancorp Inc.       0.55   182.67     0.47     6.27     1.01      163.59      1.23         16.30
FFCH    First Financial Holdings Inc.    1.02    82.01     1.61    26.42     0.84       41.99      0.88         14.38
FFDB    FirstFed Bancorp Inc.            0.40   146.03     0.72     7.62     0.59       49.36      0.98         10.05
FFDF    FFD Financial Corp.              0.01       NA     0.00     0.01     0.27          NA      0.90          3.61
FFED    Fidelity Federal Bancorp         0.11   748.74     0.12     2.30     0.85      455.75      0.84         16.26
FFES    First Federal of East Hartford   1.62    87.96     0.31     4.86     1.42       71.33      0.58          9.17
FFFC    FFVA Financial Corp.             0.30   327.95     0.18     1.38     0.98      318.63      1.39         10.68
FFFD    North Central Bancshares Inc.    0.08       NA     0.12     0.53     1.19      814.90      1.86          7.86
FFFG    F.F.O. Financial Group Inc.      3.86    62.23     3.28    48.79     2.40       52.54      0.90         13.04
FFFL    Fidelity Bankshares Inc. (MHC)   0.38    75.03     0.34     4.01     0.29       62.82      0.61          7.07
FFHC    First Financial Corp.            0.32   201.44     0.26     3.65     0.64      148.86      1.37         19.44
FFHH    FSF Financial Corp.              0.02       NA     0.03     0.31     0.34      636.64      0.88          7.64
FFHS    First Franklin Corporation       0.60   104.00     0.41     4.52     0.62       82.31      0.78          8.74
FFIC    Flushing Financial Corp.         0.46   252.00     0.29     1.85     1.15      223.21      1.01          6.49
FFKY    First Federal Financial Corp.    0.00       NA     0.23     1.68     0.52       71.13      1.68         12.28

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
FFLC    FFLC Bancorp Inc.                0.18   241.01     0.19     1.40     0.44      163.65      0.96          6.91
FFOH    Fidelity Financial of Ohio       0.10   381.04     0.08     0.62     0.37      381.04      0.94          7.20
FFPB    First Palm Beach Bancorp Inc.    0.94    63.50     0.70    10.72     0.60       55.75      0.58          8.73
FFSL    First Independence Corp.         0.49   187.11     0.37     3.59     0.91       69.37      0.64          6.17
FFSX    First Fed SB of Siouxland(MHC)   0.07   742.15     0.05     0.62     0.52      342.10      0.73          8.88
FFWC    FFW Corp.                        0.22   230.65     0.16     1.64     0.50      203.56      0.94          9.50
FFWD    Wood Bancorp Inc.                0.00       NA     0.02     0.15     0.44      143.64      1.44         11.53
FFYF    FFY Financial Corp.              0.86    74.18     0.67     4.86     0.64       74.18      1.34          9.70
FGHC    First Georgia Holding Inc.       1.48    50.53     1.41    17.21     0.75       20.52      1.00         11.97
FIBC    Financial Bancorp Inc.           1.62    54.85     1.71    18.29     0.89       26.91      0.97         10.07
FISB    First Indiana Corporation        1.48   109.61     1.50    15.64     1.62       91.12      1.07         11.04
FKFS    First Keystone Financial         1.75    47.78     1.60    21.90     0.84       30.58      0.86         11.94
FKKY    Frankfort First Bancorp Inc.     0.00       NA     0.00     0.00     0.08       86.21     (2.55)       (10.73)
FLAG    FLAG Financial Corp.             5.79    50.24     4.27    44.56     2.91       47.62      0.92          9.95
FLFC    First Liberty Financial Corp.    0.75   172.78     0.81    10.97     1.29      110.00      1.11         14.89
FLGS    Flagstar Bancorp Inc.            2.95    10.70     3.41    47.23     0.32        8.26      1.30         20.55
FLKY    First Lancaster Bancshares       0.53    54.35     0.45     1.33     0.29       32.89      1.48          4.15
FMBD    First Mutual Bancorp Inc.        0.09   512.64     0.10     0.78     0.46      187.34      0.42          3.25
FMCO    FMS Financial Corporation        1.34    68.51     1.06    16.16     0.92       48.60      1.05         16.37
FMSB    First Mutual Savings Bank        0.00       NA     0.00     0.00     1.27          NA      1.03         15.30
FNGB    First Northern Capital Corp.     0.05       NA     0.06     0.53     0.53      798.69      0.93          8.16
FOBC    Fed One Bancorp                  0.29   316.70     0.15     1.37     0.93      101.18      0.93          8.36
FPRY    First Financial Bancorp            NA       NA       NA       NA     0.84          NA      0.43          6.80
FRC     First Republic Bancorp           1.00    93.61     1.01    14.08     0.94       69.68      0.79         10.65
FSBI    Fidelity Bancorp Inc.            0.57   176.30     0.31     4.65     1.01      112.57      0.76         11.08
FSFC    First Southeast Financial Corp   0.10   476.73     0.11     1.05     0.50      362.15      1.08         10.56
FSLA    First Savings Bank (MHC)         0.93   113.54     0.65     6.87     1.06       83.02      0.95         10.25
FSNJ    Bayonne Bancshares Inc.            NA       NA       NA       NA     1.36       43.59      0.57          6.79
FSPG    First Home Bancorp Inc.          0.96   144.92     0.64     9.55     1.39      114.23      0.88         13.22
FSPT    FirstSpartan Financial Corp.       NA       NA       NA       NA     0.49          NA      1.08          9.13
FSSB    First FS&LA of San Bernardino    1.43   102.26     2.31    53.29     1.47       45.41     (0.12)        (2.83)
FSTC    First Citizens Corp.             1.30   112.66       NA       NA     1.47          NA      3.88         41.13
FTF     Texarkana First Financial Corp   0.00       NA     0.12     0.77     0.79      145.12      1.87         11.77
FTFC    First Federal Capital Corp.      0.11   569.72       NA       NA     0.65          NA      1.10         16.88
FTNB    Fulton Bancorp Inc.              0.71   141.38     0.81     3.24     1.01      106.69      0.91          3.65
FTSB    Fort Thomas Financial Corp.      1.54    34.90     1.42     8.85     0.54       32.73      1.38          8.60
FWWB    First SB of Washington Bancorp   0.27   366.82     0.29     2.02     0.97      215.39      1.26          8.64
GAF     GA Financial Inc.                0.32   132.49     0.12     0.80     0.43      132.49      1.11          7.03
GBCI    Glacier Bancorp Inc.             0.14   623.92     0.12     1.26     0.85      229.89      1.64         17.10
GDVS    Greater Delaware Valley (MHC)    1.63   118.86     2.51    21.73     1.93       43.15      0.88          7.66
GDW     Golden West Financial            1.37    49.50     1.31    20.50     0.68       42.43      0.90         14.24
GFCO    Glenway Financial Corp.          0.12   288.73     0.11     1.2      0.34       91.62      0.83          8.67
GFED    Guaranty Federal SB (MHC)        0.50   273.84     0.50     3.66     1.36      216.62      1.02          7.41
GFSB    GFS Bancorp Inc.                   NA       NA       NA       NA     0.82          NA      1.37         11.88
GOSB    GSB Financial Corp.                NA       NA       NA       NA       NA          NA      0.40          4.05
GPT     GreenPoint Financial Corp.       4.37    29.69     2.89    28.03     1.30       27.84      1.07         10.04
GRTR    Greater New York Savings Bank   18.46     9.25     7.52    89.53     1.71          NA      0.74          8.84
GSB     Golden State Bancorp Inc.        1.42    95.56     1.46    23.32     1.36       69.38      0.62          9.64
GSBC    Great Southern Bancorp Inc.      1.32   197.01     1.91    22.42     2.59      114.73      1.72         20.30
GSFC    Green Street Financial Corp.     0.22    83.63     0.16     0.44     0.18       83.63      1.66          4.85
GSLA    GS Financial Corp.               0.00       NA     0.01     0.02     0.84      293.18      1.78          3.75
GTFN    Great Financial Corporation      0.45   161.27     0.36     3.87     0.72       15.68      1.05         11.40
GTPS    Great American Bancorp           0.02       NA     0.01     0.07     0.44      140.69      0.56          2.64
GUPB    GFSB Bancorp Inc.                0.34   199.36     0.18     1.1      0.69      199.36      0.81          4.76
GWBC    Gateway Bancorp Inc.             2.09    18.37     0.76     2.81     0.38       14.14      0.96          3.60
HALL    Hallmark Capital Corp.           0.22   296.63     0.15     2.07     0.64      273.18      0.72         10.13
HARB    Harbor Florida Bancorp (MHC)     0.27   512.26     0.46     5.47     1.37      222.68      1.23         14.86
HARL    Harleysville Savings Bank        0.00       NA     0.00     0.00     0.77          NA      1.09         16.89
HARS    Harris Savings Bank (MHC)        0.61   158.94     0.62     7.73     0.97       64.15      1.04         12.80
HAVN    Haven Bancorp Inc.               1.19    96.49     0.74    12.38     1.15       86.28      0.53          8.83
HBBI    Home Building Bancorp            0.61    47.98     0.38     3.00     0.29       47.98      0.77          6.09
HBEI    Home Bancorp of Elgin Inc.       0.43    82.78     0.41     1.53     0.36       69.84      0.81          2.92
HBFW    Home Bancorp                     0.00       NA     0.00     0.00     0.51      835.54      0.89          6.61
HBNK    Highland Federal Bank FSB        3.38    63.08     3.09    41.33     2.13       55         1.10         14.97

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
HBS     Haywood Bancshares Inc.          1.04    62.25     1.97    14.13     0.65       24.62      1.12          7.99
HCBB    HCB Bancshares Inc.                NA       NA       NA       NA     1.47          NA      0.27          3.46
HCFC    Home City Financial Corp.        0.79   110.38     0.62     3.02     0.87      110.38      1.04          5.08
HEMT    HF Bancorp Inc.                    NA       NA       NA       NA       NA          NA     (0.50)        (6.11)
HFFB    Harrodsburg First Fin Bancorp    0.00       NA     0.00     0.00     0.38       59.81      1.39          5.23
HFFC    HF Financial Corp.               0.28   361.50     0.33     3.50     1.01      244.25      1.07         11.34
HFGI    Harrington Financial Group       0.36    63.39     0.25     4.50     0.23       18.93      0.37          7.18
HFNC    HFNC Financial Corp.             1.05   109.34     0.87     4.86     1.14       97.22      0.94          5.09
HFSA    Hardin Bancorp Inc.              0.18   179.21     0.09     0.75     0.32      179.21      0.89          6.93
HHFC    Harvest Home Financial Corp.     0.22   117        0.11     0.97     0.26      117         0.80          6.60
HIFS    Hingham Instit. for Savings      0.54   165.13     0.41     4.38     0.89      165.13      1.27         13.18
HMCI    HomeCorp Inc.                    0.1    587.36     2.91    44.5      0.59       14.24      0.57          8.88
HMLK    Hemlock Federal Financial Corp   0.00       NA     0.00     0.00     1.30          NA      1.13          6.19
HMNF    HMN Financial Inc.               0.11   662.83     0.08     0.57     0.71      531.97      0.95          6.57
HOMF    Home Federal Bancorp             0.50   124.50     0.45     5.30     0.62      117.33      1.24         14.60
HPBC    Home Port Bancorp Inc.           0.00       NA     0.00     0.00     1.56          NA      1.70         15.91
HRBF    Harbor Federal Bancorp Inc.      0.07   379.63     0.05     0.39     0.28      379.63      0.74          5.80
HRZB    Horizon Financial Corp.          0.00       NA     0.00     0.00     0.84          NA      1.54          9.99
HTHR    Hawthorne Financial Corp.        6.10    27.42     7.17   120.79     1.67       19.99      1.59         28.95
HVFD    Haverfield Corp.                 1.19    83.08     1.04    12.16     0.99       82.48      1.06         12.24
HWEN    Home Financial Bancorp           1.63    41.18     1.74    10.25     0.67       31.3       0.95          5.34
HZFS    Horizon Financial Svcs Corp.     0.89    57.78     0.96     9.81     0.52       25.93      0.48          4.71
IBSF    IBS Financial Corp.              0.30   171.10     0.08     0.48     0.52      171.10      0.88          5.09
IFSB    Independence Federal Svgs Bank   2.39    13.56     2.02    29.30     0.32        9.82      0.99         14.77
INBI    Industrial Bancorp               0.25   217.50     0.22     1.26     0.55      156.98      1.51          8.43
INCB    Indiana Community Bank SB          NA       NA       NA       NA     0.71          NA      0.60          4.77
IPSW    Ipswich Savings Bank             1.04   113.11     1.52    26.64     1.18       56.87      1.23         20.98
ISBF    ISB Financial Corporation          NA       NA       NA       NA     0.80          NA      0.74          6.16
ITLA    ITLA Capital Corp.               1.09   136.80     1.47    13.4      1.50       84.2       1.52         13.13
IWBK    InterWest Bancorp Inc.           0.43   179.94     0.64     9.40     0.78       73.79      1.13         16.81
JOAC    Joachim Bancorp Inc.             0.25   130.00     0.17     0.61     0.32      109.86      0.93          3.25
JSB     JSB Financial Inc.                 NA       NA       NA       NA     0.62          NA      1.86          8.25
JSBA    Jefferson Savings Bancorp        0.18   462.46     0.46     5.34     0.84      140.15      0.83          9.86
JXSB    Jacksonville Savings Bk (MHC)    0.75    81.07     0.66     6.32     0.61       72.96      0.56          5.41
JXVL    Jacksonville Bancorp Inc.          NA       NA     0.78     5.23       NA          NA      1.75         11.48
KFBI    Klamath First Bancorp            0.11   213.23     0.08     0.41     0.23      213.23      1.16          5.77
KNK     Kankakee Bancorp Inc.            0.27   344.18     0.61     5.46     0.92       67.06      0.88          8.16
KSAV    KS Bancorp Inc.                  0.41    80.53     0.35     2.61     0.33       80.53      1.39         10.15
KSBK    KSB Bancorp Inc.                 2.29    44.86     1.75    24.36     1.03       43.20      0.98         13.70
KYF     Kentucky First Bancorp Inc.      0.00       NA     0.00     0.00     0.75      630.51      1.17          7.19
LARK    Landmark Bancshares Inc.         0.07   873.27     0.04     0.32     0.57      123.70      1.10          7.89
LARL    Laurel Capital Group Inc.        0.62   212.35     0.43     4.30     1.31      212.35      1.42         14.00
LFBI    Little Falls Bancorp Inc.        1.93    42.62     0.98     7.39     0.82       33.93      0.63          4.75
LFCO    Life Financial Corp.             1.98    60.20     1.92     8.99     1.19       42.75      3.45         22.88
LFED    Leeds Federal Savings Bk (MHC)   0.03   977.36     0.02     0.12     0.30      977.36      1.23          7.61
LIFB    Life Bancorp Inc.                0.77   191.74     0.39     3.73     1.48      166.43      0.89          8.38
LISB    Long Island Bancorp Inc.         1.46    63.10     1.03    11.50     0.92       55.02      0.86          9.42
LOGN    Logansport Financial Corp.       0.84    45.60     0.61     3.18     0.38       44.88      1.49          7.68
LONF    London Financial Corporation     1.03    61.11     0.80     4.07     0.63       61.11      0.85          4.30
LSBI    LSB Financial Corp.              1.32    63.71     1.17    13.20     0.84       63.71      0.75          8.44
LSBX    Lawrence Savings Bank            0.36   642.25     0.30     3.48     2.29      328.94      1.62         18.78
LVSB    Lakeview Financial               1.44   104.43     0.98    10.34     1.50       66.74      1.12         11.44
LXMO    Lexington B&L Financial Corp.    0.62    78.37     0.48     1.68     0.49       78.37      1.52          5.43
MAFB    MAF Bancorp Inc.                 0.53   134.75     0.43     5.50     0.71      120.51      1.25         15.83
MARN    Marion Capital Holdings          0.94   144.01     0.81     3.61     1.35      144.01      1.72          7.53
MASB    MASSBANK Corp.                   0.46   191.35     0.16     1.55     0.87      149.80      1.09         10.54
MBB     MSB Bancorp Inc.                 1.14    54.87     0.71     7.97     0.63       38.66      0.54          6.07
MBBC    Monterey Bay Bancorp Inc.        0.38   156.67     0.33     2.93     0.60      111.47      0.36          3.33
MBLF    MBLA Financial Corp.             0.45   109.19     0.25     2.02     0.50      109.19      0.79          6.21
MBSP    Mitchell Bancorp Inc.            2.05    30.29     2.03     4.69     0.62       26.19      1.60          3.73
MCBN    Mid-Coast Bancorp Inc.           0.88    70.32     0.73     8.52     0.62       70.32      0.75          8.84
MCBS    Mid Continent Bancshares Inc.    0.25    73.49     0.15     1.55     0.19       71.76      1.18         11.85
MDBK    Medford Savings Bank             0.68   180.05     0.37     4.09     1.22      176.45      1.16         13.14
MECH    Mechanics Savings Bank           1.42   181.81     1.13    11.05     2.58      152.02      3.57         36.54

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
MERI    Meritrust Federal SB             0.34   173.71     0.22     2.74     0.58       83.87      1.27         15.91
METF    Metropolitan Financial Corp.     0.29   253.69     0.49    12.41     0.74      117.94      0.64         16.35
MFBC    MFB Corp.                        0.00       NA     0.00     0.00     0.19      177.07      0.84          6.05
MFCX    Marshalltown Financial Corp.     0.00       NA     0.00     0.00     0.19          NA      0.64          4.08
MFFC    Milton Federal Financial Corp.   0.25   183.01     0.15     1.17     0.46       86.42      0.74          5.44
MFLR    Mayflower Co-operative Bank      1.19   127.05     0.81     8.36     1.52       92.14      1.05         11.03
MFSL    Maryland Federal Bancorp         0.33   139.56     0.44     5.21     0.46       85.38      0.82          9.76
MGNL    Magna Bancorp Inc.               2.00    55.54     2.08    20.31     1.11       26.42      1.68         16.90
MIFC    Mid-Iowa Financial Corp.         0.03       NA     0.02     0.17     0.45          NA      1.62         17.62
MIVI    Mississippi View Holding Co.     0.43   447.15     0.28     1.47     1.91      370.39      1.19          6.92
MLBC    ML Bancorp Inc.                  0.89   193.13     0.46     6.57     1.71      163.34      0.75         10.64
MONT    Montgomery Financial Corp.       0.00       NA     0.12     1.18     0.20       20.00      0.62          6.43
MRKF    Market Financial Corp.           0.00       NA     0.00     0.00     0.20       12.24      1.15          3.30
MSBF    MSB Financial Inc.               0.02       NA     0.06     0.36     0.44       61.34      1.50          8.84
MSBK    Mutual Savings Bank FSB          0.21   316.18     0.11     1.75     0.67      272.91      0.08          1.29
MWBI    Midwest Bancshares Inc.          0.74   109.06     0.77    11.1      0.81       63.17      0.81         11.75
MWBX    MetroWest Bank                   0.62   239.76     0.70     9.39     1.48      126.64      1.39         18.74
MWFD    Midwest Federal Financial        0.07       NA     0.12     1.35     1.05      658.13      1.48         16.98
NASB    North American Savings Bank      2.97    32.94     3.11    40.56     0.98       27.16      1.57         20.06
NBN     Northeast Bancorp                1.4     94.76     1.37    17.69     1.32       77.15      0.74          9.51
NBSI    North Bancshares Inc.            0.00       NA     0.00     0.00     0.27          NA      0.58          4.07
NEIB    Northeast Indiana Bancorp        0.42   170.55     0.40     2.60     0.71      159.54      1.20          7.88
NHTB    New Hampshire Thrift Bncshrs     0.60   175.73     0.70     9.11     1.05      125.20      0.99         13.27
NASB    NewMil Bancorp Inc.              1.36   234.19     0.87     8.83     3.18      152.08      0.85          8.50
NSLB    NS&L Bancorp Inc.                0.03   466.67     0.02     0.08     0.13      210.00      0.94          4.78
NSSB    Norwich Financial Corp.          1.49   189.44     1.29    11.52     2.83      151.12      1.12         10.07
NSSY    Norwalk Savings Society          1.88    81.61     1.35    17.25     1.54          NA      0.72          9.02
NTMG    Nutmeg Federal S&LA              0.54   101.63     0.77     9.23     0.55       40.69      0.63          8.64
NWEQ    Northwest Equity Corp.           1.53    38.70     1.25    10.93     0.59       38.04      1.06          9.33
NWSB    Northwest Savings Bank (MHC)     0.67   130.5      0.72     7.55     0.88       90.87      0.99         10.31
NYB     New York Bancorp Inc.            1.67    58.08     1.09    21.47     0.97       48.76      1.64         32.37
OCFC    Ocean Financial Corp.            0.91    94.78     0.55     3.38     0.87       79.68      1.03          6.10
OCN     Ocwen Financial Corp.            1.33   100.26     5.11    58.42     1.34       17.43      2.75         32.29
OFCP    Ottawa Financial Corp.           0.18   230.99     0.16     1.86     0.42      112.76      0.90         10.32
OHSL    OHSL Financial Corp.             0.01       NA     0.01     0.06     0.31      161.25      0.90          8.25
PALM    Palfed Inc.                      1.45    90.96     2.12    25.72     1.32       51.22      0.88         10.80
PAMM    PacificAmerica Money Center      2.33    95.13     3.47    16.11     2.22       27.75     13.21         58.78
PBCI    Pamrapo Bancorp Inc.             3.12    41.42     2.14    16.82     1.29       26.1       1.37         10.69
PBCT    People's Bank (MHC)              1.23   130.44     0.9     10.58     1.60      121.39      1.13         13.51
PBHC    Oswego City Savings Bk (MHC)     1.52    60.13     1.17    10.01     0.91       45.83      1.35         11.70
PBKB    People's Bancshares Inc.         1.51   103.99     0.82    14.27     1.57       91.19      0.91         16.19
PCBC    Perry County Financial Corp.     0.00       NA     0.00     0.00     0.19          NA      1.14          6.10
PCCI    Pacific Crest Capital            1.27   132.05     1.29    18.21     1.67       79.26      1.04         14.25
PDB     Piedmont Bancorp Inc.            0.80    99.13     0.65     3.93     0.79       71.58      1.15          6.72
PEEK    Peekskill Financial Corp.        2.33    57.97     0.71     2.75     1.35       27.98      1.13          4.38
PERM    Permanent Bancorp Inc.           2.12    46.62     1.09    11.90     0.99       45.43      0.60          6.48
PERT    Perpetual Bank (MHC)             0.15   570.30     0.12     1.00     0.87      502.32      1.06          8.77
PETE    Primary Bank                     0.84   129.30     0.82    11.88     1.08       75.47     (0.13)        (1.91)
PFDC    Peoples Bancorp                  0.31   121.58     0.34     2.24     0.38       83.87      1.53         10.08
PFED    Park Bancorp Inc.                0.46   160.26     0.21     0.94     0.73      134.41      1.04          4.71
PFFB    PFF Bancorp Inc.                 1.94    75.14     1.73    16.78     1.46       59.73      0.57          5.47
PFFC    Peoples Financial Corp.          0.00       NA     0.00     0.00     0.39          NA      0.92          3.39
PFNC    Progress Financial Corp.         0.75   143.11     1.46    27.66     1.08       51.92      0.86         16.19
PFSB    PennFed Financial Services Inc   0.74    37.80     0.59     8.04     0.28       33.53      0.83         11.06
PFSL    Pocahontas FS&LA (MHC)           0.23   481.94     0.10     1.52     1.12      308.72      0.66         10.39
PHBK    Peoples Heritage Finl Group      0.98   170.32     0.83    10.71     1.66      126.66      1.30         16.19
PHFC    Pittsburgh Home Financial Corp   2.07    36.82     1.6     14.64     0.76       32.18      0.89          7.93
PHSB    Peoples Home Savings Bk (MHC)      NA       NA     0.56     7.02     1.40          NA      0.68          8.44
PKPS    Poughkeepsie Financial Corp.     4.08    35.65     3.81    45.51     1.45       25.28      0.56          6.59
PLSK    Pulaski Savings Bank (MHC)       1.14    71.47     0.65     5.46     0.81       71.47      0.70          7.67
PMFI    Perpetual Midwest Financial      0.47   201.97     0.39     4.63     0.95      185.58      0.51          5.97
PRBC    Prestige Bancorp Inc.            0.44    87.47     0.30     2.71     0.38       85.33      0.68          5.98
PROV    Provident Financial Holdings       NA       NA       NA       NA     1.31          NA      0.74          5.27
PSBK    Progressive Bank Inc.            1.01   163.37     0.84     9.86     1.65      131.46      1.00         11.92

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
PSFC    Peoples-Sidney Financial Corp.   0.76    60.06     0.70     6.89     0.45       42.00      0.90          8.70
PSFI    PS Financial Inc.                1.77    28.66     0.79     2.03     0.51       28.66      2.09          5.20
PTRS    Potters Financial Corp.          0.79   350.66     0.50     5.63     2.78      350.66      1.01         11.31
PULB    Pulaski Bank, Svgs Bank (MHC)      NA       NA       NA       NA     0.33          NA      1.19          9.16
PULS    Pulse Bancorp                    2.32    83.23     0.57     7.03     1.93       65.20      1.15         14.43
PVFC    PVF Capital Corp.                0.95    83.44     0.90    12.84     0.79       61.53      1.39         20.03
PVSA    Parkvale Financial Corporation   0.34   573.16     0.27     3.53     1.97      537.53      1.07         14.75
PWBC    PennFirst Bancorp Inc.           1.46   102.33     0.65     8.01     1.49       93.15      0.71          8.98
PWBK    Pennwood Bancorp Inc.            1.00   103.30     0.62     3.55     1.03       57.43      0.80          4.34
QCBC    Quaker City Bancorp Inc.         1.34    88.64     1.31    14.93     1.19       74.10      0.75          8.49
QCFB    QCF Bancorp Inc.                 0.55   411.04     0.27     1.51     2.24      221.49      1.55          8.53
QCSB    Queens County Bancorp Inc.       0.55   134.79     0.57     4.84     0.74       95.23      1.54         12.67
RARB    Raritan Bancorp Inc.             0.39   328.18     0.29     3.65     1.29      297.45      1.05         13.26
RCSB    RCSB Financial Inc.              0.85   138.85     0.61     8.02     1.18       83.90      0.82         10.67
REDF    RedFed Bancorp Inc.              1.7     67.61     2.19    25.85     1.15       45.7       1.07         12.70
RELI    Reliance Bancshares Inc.           NA       NA       NA       NA     0.53          NA      0.24          0.49
RELY    Reliance Bancorp Inc.            1.62    34.96     0.77     9.39     0.57       33.33      0.90         11.10
RIVR    River Valley Bancorp             0.53   193.60     0.49     3.97     1.03      170.62      0.91          7.51
ROSE    TR Financial Corp.               0.80    99.87     0.45     7.18     0.80       90.99      0.96         15.91
RSLN    Roslyn Bancorp Inc.              1.12   308.55     0.27     1.34     3.46      278.21      1.42          6.74
RVSB    Riverview Savings Bank (MHC)     0.20   278.46     0.14     1.20     0.56      278.46      1.31         11.72
SBFL    SB of the Finger Lakes (MHC)     1.35    86.35     0.69     7.25     1.16       76.89      0.40          4.19
SBOS    Boston Bancorp (The)             1.41    42.86     0.65     5.23     0.61       18.09      3.18         28.19
SCBS    Southern Community Bancshares    3.67    52.99     2.16    10.15     1.94       46.17      1.20          5.55
SCCB    S. Carolina Community Bancshrs   1.60    50.96     1.78     6.85     0.81       35.52      1.05          4.04
SECP    Security Capital Corp.           0.15   939.03     0.12     0.74     1.44      918.65      1.60         10.04
SFED    SFS Bancorp Inc.                 0.87    66.24     0.68     5.44     0.57       57.17      0.63          5.07
SFFC    StateFed Financial Corporation     NA       NA       NA       NA       NA          NA      1.55          8.78
SFIN    Statewide Financial Corp.        0.69   120.69     0.38     3.89     0.83       95.58      0.82          8.78
SFNB    Security First Network Bank        NA       NA       NA       NA     1.28          NA    (33.43)       (85.49)
SFSB    SuburbFed Financial Corp.        0.76    41.27     0.48     7.44     0.31       41.27      0.67         10.28
SFSL    Security First Corp.             0.31   274.51     0.28     2.98     0.85      273.91      1.35         14.52
SGVB    SGV Bancorp Inc.                   NA       NA       NA       NA     0.44          NA      0.49          6.70
SHEN    First Shenango Bancorp Inc.      0.57   202.57     0.53     4.88     1.15      135.75      1.21         11.04
SISB    SIS Bancorp Inc.                 0.90   275.22     0.43     5.97     2.48      244.29      0.85         11.88
SKAN    Skaneateles Bancorp Inc.         1.38    67.83     1.46    21.25     0.93       41.79      0.73         10.62
SKBO    First Carnegie Deposit (MHC)       NA       NA       NA       NA     0.68          NA      0.62          4.88
SMBC    Southern Missouri Bancorp Inc.   1.60    40.26     1.10     7.01     0.64       37.60      1.02          6.41
SMFC    Sho-Me Financial Corp.           0.13   506.95     0.13     1.41     0.66      425.11      1.38         15.06
SOBI    Sobieski Bancorp Inc.            0.21   158.73     0.15     1.02     0.33      158.73      0.57          3.72
SOPN    First Savings Bancorp Inc.       0.13   241.60     0.08     0.37     0.31      241.60      1.80          7.60
SOSA    Somerset Savings Bank            6.54    27.63     6.28    99.23     1.81       22.01      1.33         21.70
SPBC    St. Paul Bancorp Inc             0.24   459.15     0.21     2.46     1.09      232.75      1.11         12.65
SRN     Southern Banc Company Inc.         NA       NA     0.00     0.00       NA          NA      0.49          2.93
SSB     Scotland Bancorp Inc             0.00       NA     0.00     0.00     0.50          NA      1.50          4.08
SSFC    South Street Financial Corp.     0.57    67.30     0.27     1.07     0.39       65.44      1.22          4.89
SSM     Stone Street Bancorp Inc.        0.00       NA     0.00     0.00     0.62      187.50      0.98          2.77
STFR    St. Francis Capital Corp.        0.34   236.32     0.16     2.03     0.80      181.58      0.95         11.55
STND    Standard Financial Inc.          0.36   139.53     0.22     2.07     0.50      136.61      0.77          7.02
STSA    Sterling Financial Corp.         0.60   136.19     0.61    10.96     0.82       79.43      0.57         10.41
SVRN    Sovereign Bancorp Inc.           0.71   101.34     0.53    10.72     0.72       78.85      0.82         16.45
SWBI    Southwest Bancshares             0.41    67.34     0.30     2.72     0.28       67.34      1.08         10.01
SWCB    Sandwich Co-operative Bank       1.08   101.16     0.81    10.19     1.09       92.55      0.93         11.61
SZB     SouthFirst Bancshares Inc.       0.50    78.95     0.53     3.81     0.40       39.15      0.52          3.73
TBK     Tolland Bank                     2.93    63.86     2.13    30.73     1.87       54.09      0.83         11.83
THR     Three Rivers Financial Corp.     1.07    75        1.21     8.80     0.8        44.02      0.80          5.68
THRD    TF Financial Corporation         0.61   102.59     0.33     3.00     0.62       92.84      0.79          7.17
TPNZ    Tappan Zee Financial Inc.        2.59    45.58     1.28     7.55     1.18       31.27      0.86          4.98
TRIC    Tri-County Bancorp Inc.          0.00       NA     0.00     0.00     1.11          NA      1.10          7.24
TSBS    Peoples Bancorp Inc. (MHC)       0.81    83.09     0.52     3.08     0.67       55.92      1.46          8.62
TSH     Teche Holding Co.                0.30   319.98     0.27     2.04     0.96      304.97      0.93          6.90
TWIN    Twin City Bancorp                0.00       NA     0.08     0.60     0.29      130.95      0.98          7.64
UBMT    United Financial Corp.             NA       NA       NA       NA     0.22          NA      1.41          6.14
UFRM    United Federal Savings Bank      0.66   147.82     0.54     7.22     0.98      135.44      0.62          8.34

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
USAB    USABancshares, Inc.              1.55    63.50     0.67     6.27     0.99       63.50      0.98          8.43
VABF    Virginia Beach Fed. Financial    0.14   658.51     0.68     9.97     0.93       56.59      0.65          9.65
VFFC    Virginia First Financial Corp.   1.76    67.88     2.29    28.37     1.19       47.29      1.11         13.59
WAMU    Washington Mutual Inc.           0.93   120.37     0.81    15.36     1.12       93.26      1.01         19.07
WAYN    Wayne Savings & Loan Co. (MHC)   0.49    92.46     0.72     7.83     0.45       50.94      0.79          8.62
WBST    Webster Financial Corp.          1.04   139.92     0.85    16.89     1.45      103.47      0.84         16.69
WCBI    Westco Bancorp                   0.54    69.42     0.60     3.95     0.38       47.07      1.49          9.78
WCFB    Webster City Federal SB (MHC)    0.23   293.75     0.26     1.11     0.69      152.85      1.45          6.18
WEFC    Wells Financial Corp.            0.21   176.10     0.21     1.49     0.37      121.72      1.07          7.51
WEHO    Westwood Homestead Fin. Corp.    0.00       NA     0.00     0.00     0.21      255.81      0.99          3.23
WES     Westcorp                         1.04   186.87     0.74     8.19     1.95      134.25      1.12         12.12
WFI     Winton Financial Corp.           0.14   220.20     0.29     4.05     0.32       78.21      1.02         14.30
WFSG    Wilshire Financial Services        NA       NA       NA       NA     8.13          NA      1.78         30.72
WFSL    Washington Federal Inc.          0.62    96.71     0.73     6.05     0.60       59.65      1.89         15.84
WHGB    WHG Bancshares Corp.             0.18   160.96     0.15     0.71     0.29      160.96      0.93          4.37
WOFC    Western Ohio Financial Corp.     0.43   135.80     0.34     2.50     0.58          NA      0.45          3.34
WRNB    Warren Bancorp Inc.              1.00   178.96     1.08    10.44     1.79       98.45      1.83         17.88
WSB     Washington Savings Bank, FSB       NA       NA       NA       NA     0.92          NA      0.73          8.78
WSFS    WSFS Financial Corporation       2.41   109.64     1.66    31.85     2.65       96.79      1.12         21.27
WSTR    WesterFed Financial Corp.        0.24   306.59     0.17     1.53     0.73      191.01      0.90          8.23
WVFC    WVS Financial Corp.              0.55   230.13     0.30     2.65     1.25      230.13      1.21         10.92
WWFC    Westwood Financial Corporation   0.00       NA     0.00     0.00     0.55      159.15      0.88          9.45
WYNE    Wayne Bancorp Inc.               1.38    83.64     0.91     6.83     1.15       83.50      0.83          6.02
YFCB    Yonkers Financial Corporation    1.17    87.61     0.57     3.85     1.02       65.11      1.11          7.37
YFED    York Financial Corp.             0.09   675.05     1.24    14.38     0.64       23.05      0.95         11.27
                                        ------------------------------------------------------  -----------------------
        Average                          0.90   177.68     0.77     8.88     0.96      132.79      0.94          9.59

                                                                                                  Profitability as of
                                             Asset Quality as of The Most Recent Quarter        The Most Recent Quarter
                                        ------------------------------------------------------  -----------------------

                                        NPLs/  Reserves/   NPAs/   NPAs/  Reserves/  Reserves/   Return on    Return on
                                        Loans    NPLs     Assets  Equity    Loans    NPAs + 90  Avg Assets   Avg Equity
Ticker  Short Name                       (%)      (%)       (%)     (%)      (%)         (%)        (%)          (%)
--------------------------------------  ------------------------------------------------------  -----------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                1.01    53.94     0.72     8.26     0.54       53.94      0.30          3.36
ATSB    AmTrust Capital Corp.            3.66    25.47     2.84    27.96     0.93       23.48      0.42          4.16
CLAS    Classic Bancshares Inc.          0.56   165.98     0.66     4.41     0.93       65.45      0.72          4.89
FFDF    FFD Financial Corp.              0.01       NA     0.00     0.01     0.27          NA      0.90          3.61
HFFB    Harrodsburg First Fin Bancorp    0.00       NA     0.00     0.00     0.38       59.81      1.39          5.23
HZFS    Horizon Financial Svcs Corp.     0.89    57.78     0.96     9.81     0.52       25.93      0.48          4.71
LXMO    Lexington B&L Financial Corp.    0.62    78.37     0.48     1.68     0.49       78.37      1.52          5.43
NBSI    North Bancshares Inc.            0.00       NA     0.00     0.00     0.27          NA      0.58          4.07
PRBC    Prestige Bancorp Inc.            0.44    87.47     0.30     2.71     0.38       85.33      0.68          5.98
SOBI    Sobieski Bancorp Inc.            0.21   158.73     0.15     1.02     0.33      158.73      0.57          3.72
SZB     SouthFirst Bancshares Inc.       0.50    78.95     0.53     3.81     0.40       39.15      0.52          3.73
                                        ------------------------------------------------------  -----------------------
        Average                          0.72    88.34     0.60     5.42     0.49       65.58      0.73          4.44
        Maximum                          3.66   165.98     2.84    27.96     0.93      158.73      1.52          5.98
        Minimum                          0.00     0.00     0.00     0.00     0.27        0.00      0.30          3.36


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
CAL     California Federal Bank, a FSB    2.73      6.87        4.38         2.49         0.95          2.31       63.24      49.16
CCMD    Chevy Chase Bank, FSB             4.55      7.73        3.92         3.81         4.65          7.16       80.49      56.67
AABC    Access Anytime Bancorp, Inc.      3.05      6.90        3.94         2.96         0.67          3.05       83.94      80.31
AADV    Advantage Bancorp Inc.            3.20      7.57        4.49         3.08         0.65          2.19       55.93      46.61
ABBK    Abington Bancorp Inc.             3.40      7.30        4.05         3.25         0.79          2.59       62.37      53.25
ABCL    Alliance Bancorp Inc.             2.73      6.93        4.29         2.64         1.23          2.61       67.38      52.24
ABCW    Anchor BanCorp Wisconsin          3.02      7.59        4.69         2.90         0.70          2.12       58.61      48.62
AFBC    Advance Financial Bancorp         3.82      7.55        3.83         3.73         0.27          2.53       63.36      60.70
AFCB    Affiliated Community Bancorp      3.38      7.50        4.21         3.30         0.16          1.61       47.51      44.90
AFED    AFSALA Bancorp Inc.               3.55      6.97        3.59         3.38         0.22          2.24       62.20      59.76
AFFFZ   America First Financial Fund      2.92      7.14        4.34         2.81         0.35          1.79       64.04      59.59
AHCI    Ambanc Holding Co.                3.42      7.22        3.92         3.30         0.24          2.73       73.97      72.08
AHM     Ahmanson & Company (H.F.)         2.68      7.08        4.52         2.56         0.53          1.74       48.49      37.77
ALBC    Albion Banc Corp.                 3.53      7.53        4.14         3.39         0.46          3.20       83.05      80.77
ALBK    ALBANK Financial Corp.            4.00      7.44        3.65         3.79         0.35          2.27       51.99      47.55
AMFC    AMB Financial Corp.               3.65      7.48        3.90         3.58         0.59          2.92       70.14      65.24
ANA     Acadiana Bancshares Inc.          3.68      7.61        4.01         3.60         0.37          2.47       62.54      58.67
ANBK    American National Bancorp         3.30      7.64        4.45         3.19         0.16          2.13       57.64      55.47
ANDB    Andover Bancorp Inc.              3.20      7.23        4.15         3.08         0.44          1.88       51.22      44.21
ASBI    Ameriana Bancorp                  3.16      7.41        4.38         3.03         0.55          2.22       62.00      55.17
ASBP    ASB Financial Corp.               3.31      7.58        4.33         3.26         0.30          1.99       56.10      52.11
ASFC    Astoria Financial Corp.           2.62      7.02        4.45         2.56         0.18          1.38       45.55      41.67
ATSB    AmTrust Capital Corp.             2.85      7.03        4.30         2.73         0.47          2.74       85.66      83.20
AVND    Avondale Financial Corp.          4.93      9.35        4.63         4.72         1.20          4.12       69.01      61.11
BANC    BankAtlantic Bancorp Inc.         3.77      7.61        4.15         3.46         0.88          2.84       63.10      53.69
BDJI    First Federal Bancorporation      3.25      7.23        4.14         3.09         0.48          2.42       68.40      63.49
BFD     BostonFed Bancorp Inc.            3.47      7.19        3.87         3.32         0.39          2.32       64.26      60.05
BFFC    Big Foot Financial Corp.          3.21      6.61        3.49         3.11         0.14          2.19       66.76      65.27
BFSB    Bedford Bancshares Inc.           4.04      7.73        3.86         3.87         0.46          2.29       52.90      47.30
BKC     American Bank of Connecticut      3.32      7.22        4.03         3.19         0.52          1.79       46.25      37.43
BKCT    Bancorp Connecticut Inc.          3.83      7.60        3.85         3.75         0.32          2.01       49.49      45.13
BKUNA   BankUnited Financial Corp.        2.23      7.32        5.18         2.14         0.22          1.49       61.17      57.19
BNKU    Bank United Corp.                 2.55      7.30        4.90         2.40         0.78          1.96       51.00      35.12
BPLS    Bank Plus Corp.                   2.50      6.96        4.54         2.42         0.34          2.29       74.91      71.38
BSBC    Branford Savings Bank             4.33      7.63        3.38         4.25         0.40          3.35       70.75      68.03
BTHL    Bethel Bancorp                    4.39      8.43        4.25         4.18         0.73          3.83       75.36      71.06
BVCC    Bay View Capital Corp.            2.87      7.70        4.87         2.82         0.49          2.18       63.53      57.25
BWFC    Bank West Financial Corp.         3.13      7.32        4.36         2.95         0.51          2.49       71.93      67.05
BYFC    Broadway Financial Corp.          4.49      7.60        3.26         4.34         0.50          3.86       76.99      74.31
CAFI    Camco Financial Corp.             3.61      7.65        4.23         3.42         0.54          2.39       59.81      53.51
CAPS    Capital Savings Bancorp Inc.      3.22      7.63        4.46         3.17         0.55          2.08       55.84      48.16
CASB    Cascade Financial Corp.           2.77      7.68        5.01         2.68         0.32          2.07       68.12      64.34
CASH    First Midwest Financial Inc.      3.30      7.87        4.68         3.19         0.37          1.99       52.83      47.43
CATB    Catskill Financial Corp.          4.15      7.31        3.22         4.09         0.14          1.90       45.69      43.82
CBCI    Calumet Bancorp Inc.              3.92      7.89        4.26         3.63         0.14          1.17       46.83      44.83
CBES    CBES Bancorp Inc.                 4.42      7.95        3.68         4.27         0.53          3.02       62.53      57.92
CBK     Citizens First Financial Corp.    3.33      7.49        4.30         3.19         0.49          2.61       70.90      66.47
CBSA    Coastal Bancorp Inc.              2.05      6.98        4.98         1.99         0.22          1.47       62.31      58.21
CBSB    Charter Financial Inc.            3.87      7.66        4.04         3.62         0.61          2.17       47.05      38.18
CCFH    CCF Holding Company               4.01      7.49        3.72         3.76         0.83          5.11      111.24     113.71
CEBK    Central Co-operative Bank         3.60      6.98        3.60         3.38         0.23          2.43       64.92      62.48
CENB    Century Bancorp Inc.              4.07      7.61        3.75         3.85         0.08          1.16       29.58      28.09
CENF    CENFED Financial Corp.            2.32      7.26        5.02         2.25         0.35          1.43       52.78      45.36
CFB     Commercial Federal Corp.          2.54      7.40        4.95         2.45         0.87          1.71       47.98      29.52
CFBC    Community First Banking Co.       3.83      7.56        3.88         3.68         0.94          3.47       74.86      68.41
CFCP    Coastal Financial Corp.           3.95      7.95        4.22         3.72         0.65          2.46       55.62      47.90
CFFC    Community Financial Corp.         3.97      7.84        4.03         3.81         0.40          2.30       54.51      49.69
CFNC    Carolina Fincorp Inc.             3.97      7.41        3.55         3.87         0.50          2.41       55.12      49.34
CFSB    CFSB Bancorp Inc.                 3.09      7.37        4.34         3.02         0.65          1.88       50.86      40.29
CFTP    Community Federal Bancorp         3.64      7.00        3.40         3.60         0.19          1.78       47.02      44.26
CFX     CFX Corp.                         3.94      7.37        3.77         3.61         0.75          2.92       65.90      58.83
CIBI    Community Investors Bancorp       3.51      7.70        4.29         3.41         0.17          1.99       55.61      53.43
CKFB    CKF Bancorp Inc.                  3.86      7.63        3.83         3.79         0.09          1.67       42.86      41.46
CLAS    Classic Bancshares Inc.           3.86      7.23        3.60         3.63         0.33          2.81       68.49      65.63


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
CMRN    Cameron Financial Corp            4.08      8.00        4.10         3.90         0.09          1.84       46.10      44.87
CMSB    Commonwealth Bancorp Inc.         3.40      6.93        3.76         3.18         0.54          2.97       72.23      67.51
CMSV    Community Savings FA (MHC)        3.52      7.26        3.94         3.32         0.56          2.61       67.33      61.80
CNIT    CENIT Bancorp Inc.                3.26      7.29        4.22         3.07         0.66          2.39       62.06      53.93
CNSB    CNS Bancorp Inc.                  3.66      7.22        3.70         3.53         0.16          2.14       58.17      56.24
CNY     Carver Bancorp Inc.               2.97      6.49        3.65         2.84         0.30          2.45       76.07      73.53
COFI    Charter One Financial             2.82      7.36        4.62         2.74         0.49          1.32       40.05      29.39
CONE    Conestoga Bancorp, Inc.           2.84      6.42        3.68         2.73         0.16          2.05       70.85      69.16
COOP    Cooperative Bankshares Inc.       3.02      7.35        4.42         2.92         0.14          2.03       66.40      64.75
CRZY    Crazy Woman Creek Bancorp         3.71      7.37        3.73         3.64         0.13          1.75       46.48      44.58
CSA     Coast Savings Financial           2.73      7.04        4.61         2.43         0.55          1.69       54.81      44.52
CSBF    CSB Financial Group Inc.          3.40      6.68        3.40         3.28         0.19          2.58       70.71      69.02
CTZN    CitFed Bancorp Inc.               2.51      7.01        4.62         2.39         1.13          2.00       53.83      32.06
CVAL    Chester Valley Bancorp Inc.       3.86      7.65        3.87         3.78         0.38          2.53       60.57      56.63
DCBI    Delphos Citizens Bancorp Inc.     3.96      7.32        3.45         3.86         0.19          1.70       41.95      39.03
DIBK    Dime Financial Corp.              3.44      7.34        3.97         3.37         0.23          1.61       42.94      39.02
DIME    Dime Community Bancorp Inc.       4.07      7.38        3.50         3.87         0.27          2.22       47.83      44.17
DME     Dime Bancorp Inc.                 2.51      6.87        4.45         2.41         0.44          1.52       51.74      42.86
DNFC    D & N Financial Corp.             3.09      7.74        4.73         3.02         0.41          2.13       61.89      56.68
DSL     Downey Financial Corp.            2.75      7.29        4.66         2.63         0.26          1.76       62.33      58.66
EBSI    Eagle Bancshares                  4.15      8.39        4.55         3.85         1.55          3.96       75.30      65.37
EFBC    Empire Federal Bancorp Inc.       4.46      7.13        2.75         4.38         0.65          2.40       47.65      39.83
EFBI    Enterprise Federal Bancorp        2.98      7.70        4.77         2.93         0.04          1.58       52.98      52.39
EGFC    Eagle Financial Corp.             3.31      7.05        3.88         3.17         0.33          2.38       57.59      53.22
EGLB    Eagle BancGroup Inc.              2.64      7.27        4.72         2.55         0.20          2.18       79.66      78.09
EIRE    Emerald Isle Bancorp Inc.         3.58      7.78        4.30         3.48         0.17          2.10       57.41      55.31
EMLD    Emerald Financial Corp.           2.87      7.54        4.74         2.80         0.27          1.52       48.88      43.98
EQSB    Equitable Federal Savings Bank    2.38      7.22        4.91         2.31         0.52          1.75       60.61      51.69
ESBK    Elmira Savings Bank (The)         3.73      7.56        4.04         3.52         0.83          3.42       77.15      71.79
ESX     Essex Bancorp Inc.                3.14      7.90        4.94         2.96         1.29          3.63       75.22      64.40
ETFS    East Texas Financial Services     3.06      6.97        3.96         3.01         0.23          2.20       68.06      65.60
FAB     FirstFed America Bancorp Inc.     3.06      7.19        4.24         2.96         0.47          1.89       54.61      47.46
FBBC    First Bell Bancorp Inc.           2.39      7.02        4.66         2.36         0.09          0.73       29.78      27.24
FBCI    Fidelity Bancorp Inc.             3.00      7.33        4.40         2.94         0.24          1.88       58.76      55.39
FBCV    1ST Bancorp                       2.69      7.57        5.01         2.56         0.31          2.58       86.62      85.02
FBER    1st Bergen Bancorp                3.58      7.24        3.78         3.46         0.08          2.07       60.27      59.30
FBHC    Fort Bend Holding Corp.           3.38      7.01        3.95         3.07         1.87          3.93       80.47      68.57
FBNW    FirstBank Corp.                   4.04      7.95        4.12         3.83         0.78          4.06       88.21      85.82
FBSI    First Bancshares Inc.             3.52      7.62        4.27         3.35         0.34          2.10       56.38      51.93
FCB     Falmouth Co-Operative Bank        3.70      6.64        3.03         3.61         0.12          2.63       70.61      69.65
FCBF    FCB Financial Corp.               3.76      8.40        4.71         3.69         0.40          1.97       48.16      42.61
FCME    First Coastal Corp.               4.35      7.97        3.94         4.02         0.38          3.26       72.04      69.41
FDEF    First Defiance Financial          4.25      7.80        3.76         4.04         0.23          2.45       56.31      53.84
FED     FirstFed Financial Corp.          2.32      7.11        4.89         2.21         0.23          1.01       42.35      36.35
FESX    First Essex Bancorp Inc.          3.32      7.58        4.38         3.19         0.23          2.00       54.87      51.56
FFBA    First Colorado Bancorp Inc.       3.35      7.17        3.96         3.21         0.35          1.57       44.53      38.56
FFBH    First Federal Bancshares of AR    3.25      7.62        4.42         3.20         0.25          2.19       66.37      63.71
FFBI    First Financial Bancorp Inc.      3.08      7.42        4.44         2.97         0.60          2.99       83.79      80.54
FFBS    FFBS BanCorp Inc.                 3.74      7.51        3.83         3.68         0.43          1.97       47.98      41.83
FFBZ    First Federal Bancorp Inc.        3.96      7.71        4.14         3.58         0.54          2.47       60.34      54.36
FFCH    First Financial Holdings Inc.     3.11      7.50        4.50         3.00         0.73          2.25       60.32      50.73
FFDB    FirstFed Bancorp Inc.             3.72      7.70        4.11         3.59         0.52          2.50       59.26      53.40
FFDF    FFD Financial Corp.               3.34      6.88        3.58         3.30         0.07          1.83       54.43      53.47
FFED    Fidelity Federal Bancorp          2.59      7.81        5.38         2.43         1.85          3.11       72.52      51.53
FFES    First Federal of East Hartford    2.40      6.79        4.45         2.34         0.16          1.42       57.14      54.26
FFFC    FFVA Financial Corp.              3.82      7.87        4.16         3.71         0.22          1.82       45.64      42.44
FFFD    North Central Bancshares Inc.     4.07      7.61        3.67         3.94         1.16          2.17       42.48      25.59
FFFG    F.F.O. Financial Group Inc.       3.78      7.61        4.03         3.58         0.75          3.09       70.89      64.79
FFFL    Fidelity Bankshares Inc. (MHC)    3.31      7.26        4.13         3.13         0.41          2.49       68.67      64.53
FFHC    First Financial Corp.             3.42      7.56        4.27         3.29         0.78          1.85       44.06      30.76
FFHH    FSF Financial Corp.               3.13      7.44        4.40         3.04         0.42          1.96       56.68      50.62
FFHS    First Franklin Corporation        2.76      7.24        4.57         2.68         0.17          1.73       59.32      56.68
FFIC    Flushing Financial Corp.          3.92      7.55        3.79         3.77         0.21          2.10       52.71      50.05
FFKY    First Federal Financial Corp.     4.24      7.95        3.96         3.98         0.58          2.09       44.41      36.31


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
FFLC    FFLC Bancorp Inc.                 3.55      7.35        4.00         3.35         0.23          2.01       56.13      53.11
FFOH    Fidelity Financial of Ohio        3.15      7.32        4.29         3.03         0.21          1.76       50.09      46.55
FFPB    First Palm Beach Bancorp Inc.     3.00      7.47        4.59         2.88         0.38          2.18       64.93      60.25
FFSL    First Independence Corp.          2.86      7.37        4.58         2.80         0.25          1.95       63.23      59.90
FFSX    First Fed SB of Siouxland(MHC)    3.12      7.46        4.47         2.98         0.60          2.39       66.35      59.62
FFWC    FFW Corp.                         3.25      7.69        4.54         3.15         0.46          2.05       56.90      50.65
FFWD    Wood Bancorp Inc.                 4.26      8.09        3.98         4.11         0.25          2.27       52.02      49.08
FFYF    FFY Financial Corp.               3.77      7.82        4.15         3.67         0.18          1.85       48.04      45.50
FGHC    First Georgia Holding Inc.        4.31      8.37        4.45         3.92         0.79          3.11       64.51      57.32
FIBC    Financial Bancorp Inc.            3.89      7.41        3.69         3.71         0.23          2.09       53.37      50.49
FISB    First Indiana Corporation         4.36      8.39        4.23         4.17         0.81          2.78       56.08      47.54
FKFS    First Keystone Financial          3.35      7.33        4.11         3.22         0.31          2.18       61.48      57.76
FKKY    Frankfort First Bancorp Inc.      3.69      7.25        3.64         3.61         0.04          2.05       56.05      55.56
FLAG    FLAG Financial Corp.              3.68      7.38        4.04         3.34         1.26          3.38       72.44      62.07
FLFC    First Liberty Financial Corp.     3.92      7.88        4.31         3.58         0.81          2.67       58.06      48.52
FLGS    Flagstar Bancorp Inc.             2.80      7.09        4.63         2.46         4.01          3.99       61.79      (0.44)
FLKY    First Lancaster Bancshares        4.99      8.08        3.16         4.93         0.00          2.64       53.57      53.57
FMBD    First Mutual Bancorp Inc.         2.98      6.93        4.17         2.76         0.35          2.45       75.01      71.83
FMCO    FMS Financial Corporation         3.77      7.28        3.68         3.60         0.44          2.36       55.93      50.50
FMSB    First Mutual Savings Bank         3.70      8.37        4.70         3.67         0.34          2.23       55.65      51.59
FNGB    First Northern Capital Corp.      3.28      7.26        4.10         3.16         0.44          2.12       58.89      53.21
FOBC    Fed One Bancorp                   3.44      7.26        3.91         3.35         0.16          1.99       54.40      52.21
FPRY    First Financial Bancorp           3.15      7.62        4.63         2.98         0.52          2.92       82.09      78.98
FRC     First Republic Bancorp            2.52      7.80        5.30         2.50         0.16          1.53       49.11      45.84
FSBI    Fidelity Bancorp Inc.             3.02      6.91        3.97         2.93         0.24          1.86       58.76      55.42
FSFC    First Southeast Financial Corp    3.32      7.50        4.30         3.20         0.33          1.75       50.19      45.00
FSLA    First Savings Bank (MHC)          3.21      7.10        3.99         3.11         0.20          1.73       49.34      46.04
FSNJ    Bayonne Bancshares Inc.           2.48      6.71        4.28         2.43         0.26          1.76       65.61      61.90
FSPG    First Home Bancorp Inc.           3.06      7.59        4.61         2.98         0.22          1.83       55.44      52.13
FSPT    FirstSpartan Financial Corp.      3.53      7.51        4.06         3.45         0.40          2.06       53.35      47.94
FSSB    First FS&LA of San Bernardino     3.67      7.74        4.33         3.41         0.89          4.27      100.81     101.02
FSTC    First Citizens Corp.              4.56      7.90        3.57         4.33         0.66         (0.81)      61.28      55.39
FTF     Texarkana First Financial Corp    4.02      8.01        4.09         3.92         0.45          1.39       32.33      24.60
FTFC    First Federal Capital Corp.       3.07      7.47        4.56         2.91         1.22          2.54       60.99      44.63
FTNB    Fulton Bancorp Inc.               3.69      7.50        3.87         3.63         0.49          2.43       59.22      53.66
FTSB    Fort Thomas Financial Corp.       4.27      8.66        4.47         4.19         0.30          2.33       51.95      48.45
FWWB    First SB of Washington Bancorp    3.79      7.82        4.18         3.64         0.3           1.93       46.6       42.14
GAF     GA Financial Inc.                 3.67      7.27        3.74         3.54         0.23          1.99       51.99      48.83
GBCI    Glacier Bancorp Inc.              4.65      7.85        3.56         4.29         1.44          2.99       51.69      35.51
GDVS    Greater Delaware Valley (MHC)     3.53      7.14        3.72         3.42         0.23          2.28       62.30      59.76
GDW     Golden West Financial             2.31      7.13        4.89         2.24         0.17          0.81       33.70      28.57
GFCO    Glenway Financial Corp.           3.27      7.52        4.37         3.15         0.26          2.03       57.00      53.49
GFED    Guaranty Federal SB (MHC)         3.55      7.78        4.39         3.39         0.32          2.13       57.50      53.55
GFSB    GFS Bancorp Inc.                  3.59      8.21        4.64         3.56         0.24          1.79       47.20      43.71
GOSB    GSB Financial Corp.               2.89      5.52        2.72         2.81         0.20          2.31       76.75      75.06
GPT     GreenPoint Financial Corp.        3.94      7.36        3.69         3.67         0.35          2.01       42.04      36.55
GRTR    Greater New York Savings Bank     3.12      7.00        4.04         2.96         0.27          1.99       59.13      55.36
GSB     Golden State Bancorp Inc.         2.68      7.05        4.50         2.55         0.61          1.80       54.77      43.94
GSBC    Great Southern Bancorp Inc.       3.97      8.02        4.21         3.81         1.53          2.59       48.46      27.73
GSFC    Green Street Financial Corp.      4.47      7.41        3.00         4.41         0.05          1.79       40.12      39.47
GSLA    GS Financial Corp.                5.02      7.09        2.26         4.83         0.02          2.03       41.88      41.63
GTFN    Great Financial Corporation       2.91      7.41        4.67         2.74         0.87          2.33       63.38      51.79
GTPS    Great American Bancorp            4.21      7.25        3.29         3.96         0.51          3.39       76.22      73.16
GUPB    GFSB Bancorp Inc.                 3.13      7.07        3.97         3.10         0.05          1.76       56.02      55.28
GWBC    Gateway Bancorp Inc.              3.37      6.91        3.58         3.33         0.01          1.80       53.69      53.52
HALL    Hallmark Capital Corp.            2.51      7.63        5.18         2.45         0.23          1.52       56.77      52.78
HARB    Harbor Florida Bancorp (MHC)      3.74      7.75        4.12         3.63         0.31          1.88       47.80      43.30
HARL    Harleysville Savings Bank         2.89      7.46        4.64         2.82         0.12          1.21       42.08      39.68
HARS    Harris Savings Bank (MHC)         2.67      7.18        4.62         2.56         0.28          1.71       56.99      52.21
HAVN    Haven Bancorp Inc.                3.21      7.26        4.19         3.07         0.65          2.65       70.56      64.36
HBBI    Home Building Bancorp             3.48      7.51        4.13         3.38         0.24          2.39       65.93      63.52
HBEI    Home Bancorp of Elgin Inc.        4.29      7.06        2.93         4.13         0.28          3.06       69.36      67.27
HBFW    Home Bancorp                      2.95      7.44        4.56         2.89         0.08          1.41       47.51      46.08
HBNK    Highland Federal Bank FSB         4.40      8.76        4.70         4.05         0.35          2.08       46.71      42.17


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
HBS     Haywood Bancshares Inc.           3.44      7.44        4.17         3.28         0.32          1.81       57.61      53.50
HCBB    HCB Bancshares Inc.               2.76      7.17        4.51         2.65         0.27          2.26       72.89      70.18
HCFC    Home City Financial Corp.         3.93      8.14        4.30         3.84         0.13          2.18       54.80      53.28
HEMT    HF Bancorp Inc.                   2.50      6.97        4.56         2.40         0.23          2.29       76.94      74.74
HFFB    Harrodsburg First Fin Bancorp     3.65      7.13        3.54         3.59         0.10          1.53       41.46      39.84
HFFC    HF Financial Corp.                3.69      8.01        4.50         3.51         1.22          3.02       61.26      47.80
HFGI    Harrington Financial Group        1.51      6.72        5.23         1.48         0.05          1.04       67.79      66.63
HFNC    HFNC Financial Corp.              3.27      7.60        4.46         3.14         0.12          1.86       57.40      55.80
HFSA    Hardin Bancorp Inc.               2.94      7.52        4.65         2.87         0.24          1.75       56.61      52.95
HHFC    Harvest Home Financial Corp.      2.82      7.24        4.47         2.77         0.07          1.63       57.52      56.51
HIFS    Hingham Instit. for Savings       4.08      7.78        3.83         3.96         0.30          2.12       49.89      46.08
HMCI    HomeCorp Inc.                     3.17      7.20        4.30         2.90         0.62          2.61       85.80      82.75
HMLK    Hemlock Federal Financial Corp    3.59      6.91        3.35         3.56         0.24          2.01       53.04      49.93
HMNF    HMN Financial Inc.                2.81      7.24        4.49         2.76         0.16          1.52       51.92      49.08
HOMF    Home Federal Bancorp              3.71      7.91        4.38         3.53         0.85          2.33       54.83      43.93
HPBC    Home Port Bancorp Inc.            4.70      8.23        3.68         4.55         0.44          2.15       43.18      37.70
HRBF    Harbor Federal Bancorp Inc.       3.04      7.38        4.40         2.98         0.11          1.83       59.14      57.58
HRZB    Horizon Financial Corp.           3.58      7.69        4.17         3.52         0.27          1.39       36.65      31.88
HTHR    Hawthorne Financial Corp.         3.79      8.72        5.04         3.68         0.39          2.22       59.90      55.69
HVFD    Haverfield Corp.                  3.65      7.96        4.38         3.58         0.57          2.55       61.35      55.21
HWEN    Home Financial Bancorp            4.14      8.54        4.56         3.98         0.52          3.18       71.80      68.14
HZFS    Horizon Financial Svcs Corp.      3.19      7.64        4.52         3.12         0.42          2.31       65.47      60.78
IBSF    IBS Financial Corp.               3.19      7.02        3.93         3.09         0.11          1.85       57.85      56.32
IFSB    Independence Federal Svgs Bank    2.64      7.18        4.71         2.47         1.03          3.12       83.64      76.86
INBI    Industrial Bancorp                4.09      8.03        4.02         4.02         0.13          1.79       43.29      41.45
INCB    Indiana Community Bank SB         4.45      7.76        3.44         4.32         0.90          3.97       76.08      71.08
IPSW    Ipswich Savings Bank              3.77      7.27        3.69         3.58         0.60          2.36       57.74      50.69
ISBF    ISB Financial Corporation         3.64      7.23        3.84         3.39         0.68          2.71       62.98      55.62
ITLA    ITLA Capital Corp.                5.01      9.98        5.02         4.96         0.17          2.25       43.28      41.29
IWBK    InterWest Bancorp Inc.            3.33      7.62        4.49         3.13         0.69          2.08       54.28      44.25
JOAC    Joachim Bancorp Inc.              4.23      7.20        3.05         4.15         0.12          2.74       66.05      65.03
JSB     JSB Financial Inc.                4.57      7.05        2.59         4.46         0.27          1.64       37.17      33.33
JSBA    Jefferson Savings Bancorp         3.22      7.74        4.62         3.12         0.19          1.81       51.32      48.41
JXSB    Jacksonville Savings Bk (MHC)     3.58      7.54        4.24         3.30         0.41          2.76       74.36      71.15
JXVL    Jacksonville Bancorp Inc.         4.37      8.28        4.02         4.26         0.58          2.02       46.59      39.26
KFBI    Klamath First Bancorp             3.32      7.39        4.12         3.26         0.06          1.38       41.55      40.51
KNK     Kankakee Bancorp Inc.             3.29      7.28        4.13         3.15         0.44          2.38       64.07      59.05
KSAV    KS Bancorp Inc.                   4.21      8.37        4.36         4.01         0.14          1.89       45.11      43.15
KSBK    KSB Bancorp Inc.                  4.38      8.20        3.96         4.24         0.77          3.31       64.56      58.11
KYF     Kentucky First Bancorp Inc.       3.47      7.11        3.73         3.38         0.18          1.80       50.63      47.94
LARK    Landmark Bancshares Inc.          3.11      7.44        4.38         3.06         0.24          1.48       44.69      40.30
LARL    Laurel Capital Group Inc.         3.75      7.46        3.80         3.66         0.28          1.73       43.60      39.26
LFBI    Little Falls Bancorp Inc.         2.69      6.64        4.05         2.59         0.09          1.71       58.57      57.20
LFCO    Life Financial Corp.              4.41      9.41        5.58         3.83         7.70          5.62       48.59     (54.67)
LFED    Leeds Federal Savings Bk (MHC)    2.98      7.02        4.09         2.93         0.10          0.98       32.45      30.15
LIFB    Life Bancorp Inc.                 2.69      7.40        4.78         2.61         0.22          1.34       45.14      40.62
LISB    Long Island Bancorp Inc.          2.88      6.96        4.18         2.78         0.40          1.90       61.13      55.49
LOGN    Logansport Financial Corp.        3.91      7.52        3.75         3.77         0.15          1.58       40.15      37.73
LONF    London Financial Corporation      3.71      7.56        3.89         3.68         0.15          2.59       67.86      66.57
LSBI    LSB Financial Corp.               3.54      7.76        4.44         3.32         0.34          2.46       67.16      63.82
LSBX    Lawrence Savings Bank             3.29      7.27        4.07         3.20         0.30          2.14       61.03      57.37
LVSB    Lakeview Financial                3.57      7.02        3.62         3.41         0.83          2.39       49.11      36.65
LXMO    Lexington B&L Financial Corp.     3.99      7.77        3.85         3.91         0.13          1.69       41.86      39.86
MAFB    MAF Bancorp Inc.                  2.99      7.19        4.34         2.84         0.46          1.44       47.79      39.25
MARN    Marion Capital Holdings           4.35      7.86        3.80         4.06         0.26          2.20       44.44      40.82
MASB    MASSBANK Corp.                    2.94      6.71        3.82         2.89         0.23          1.43       44.73      40.24
MBB     MSB Bancorp Inc.                  3.34      6.76        3.69         3.07         0.50          2.50       56.98      50.05
MBBC    Monterey Bay Bancorp Inc.         2.81      7.12        4.44         2.69         0.32          2.30       69.99      66.44
MBLF    MBLA Financial Corp.              2.19      7.02        4.85         2.17         0.00          0.64       29.44      29.32
MBSP    Mitchell Bancorp Inc.             5.32      7.87        2.70         5.17         0.00          2.41       46.17      46.17
MCBN    Mid-Coast Bancorp Inc.            3.97      7.87        4.22         3.65         0.43          2.84       69.12      65.45
MCBS    Mid Continent Bancshares Inc.     2.67      7.00        4.50         2.49         1.99          2.43       54.28      17.87
MDBK    Medford Savings Bank              3.29      6.97        3.80         3.17         0.24          1.71       47.22      43.31
MECH    Mechanics Savings Bank            3.90      7.13        3.42         3.71         0.95          2.96       63.40      54.02


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
MERI    Meritrust Federal SB              3.68      7.37        3.83         3.53         0.75          2.26       53.40      43.50
METF    Metropolitan Financial Corp.      3.40      8.17        4.94         3.23         0.41          2.42       65.37      60.92
MFBC    MFB Corp.                         3.21      7.50        4.34         3.16         0.18          1.92       57.60      55.19
MFCX    Marshalltown Financial Corp.      2.71      6.96        4.29         2.67         0.09          1.71       62.36      61.16
MFFC    Milton Federal Financial Corp.    3.08      7.35        4.36         2.99         0.13          2.00       64.41      62.82
MFLR    Mayflower Co-operative Bank       3.98      7.46        3.70         3.76         0.35          2.45       58.64      54.85
MFSL    Maryland Federal Bancorp          2.74      7.28        4.59         2.68         0.22          1.56       52.52      48.69
MGNL    Magna Bancorp Inc.                5.54      8.42        3.51         4.91         2.80          5.13       61.72      39.94
MIFC    Mid-Iowa Financial Corp.          3.02      7.35        4.39         2.96         1.07          2.20       54.94      38.68
MIVI    Mississippi View Holding Co.      3.90      7.41        3.56         3.85         0.25          2.22       55.94      53.06
MLBC    ML Bancorp Inc.                   3.26      7.33        4.25         3.08         0.50          2.38       65.50      59.89
MONT    Montgomery Financial Corp.        3.03      7.75        4.84         2.91         0.01          1.81       64.77      64.62
MRKF    Market Financial Corp.            3.84      6.83        3.03         3.80         0.01          2.08       54.46      54.38
MSBF    MSB Financial Inc.                4.79      8.22        3.59         4.63         0.38          2.55       51.02      47.03
MSBK    Mutual Savings Bank FSB           1.71      6.37        4.71         1.67         0.44          2.12      101.82     102.30
MWBI    Midwest Bancshares Inc.           2.91      7.47        4.64         2.83         0.22          1.73       56.92      53.60
MWBX    MetroWest Bank                    4.08      7.68        3.79         3.89         0.52          2.64       56.62      50.85
MWFD    Midwest Federal Financial         3.96      8.09        4.27         3.83         0.83          2.83       59.58      50.82
NASB    North American Savings Bank       3.51      8.29        4.85         3.44         0.79          2.08       49.48      37.85
NBN     Northeast Bancorp                 4.05      8.39        4.47         3.92         0.94          3.54       70.52      63.49
NBSI    North Bancshares Inc.             3.30      7.33        4.09         3.24         0.21          2.66       77.13      75.67
NEIB    Northeast Indiana Bancorp         3.58      7.84        4.31         3.53         0.35          1.76       45.22      39.75
NHTB    New Hampshire Thrift Bncshrs      4.07      8.22        4.40         3.82         0.65          2.90       61.63      55.09
NASB    NewMil Bancorp Inc.               3.87      7.29        3.55         3.74         0.45          2.66       65.08      60.88
NSLB    NS&L Bancorp Inc.                 3.23      6.62        3.48         3.14         0.24          1.96       58.03      54.76
NSSB    Norwich Financial Corp.           4.41      7.53        3.36         4.17         0.53          2.79       54.86      49.12
NSSY    Norwalk Savings Society           2.95      7.00        4.13         2.87         0.69          2.45       67.72      59.96
NTMG    Nutmeg Federal S&LA               4.15      7.25        3.30         3.95         1.14          3.80       74.18      66.74
NWEQ    Northwest Equity Corp.            3.83      8.02        4.41         3.61         0.48          2.35       56.10      50.29
NWSB    Northwest Savings Bank (MHC)      4.01      8.02        4.23         3.79         0.29          2.34       55.66      52.29
NYB     New York Bancorp Inc.             3.91      7.72        3.87         3.85         0.37          1.48       34.46      28.19
OCFC    Ocean Financial Corp.             3.15      6.93        3.85         3.08         0.16          1.67       51.39      48.81
OCN     Ocwen Financial Corp.             4.81      9.80        5.69         4.11         0.78          3.28       84.26      81.29
OFCP    Ottawa Financial Corp.            3.44      7.45        4.28         3.18         0.43          2.15       55.63      49.56
OHSL    OHSL Financial Corp.              3.23      7.70        4.53         3.16         0.13          1.99       60.56      58.91
PALM    Palfed Inc.                       4.09      8.25        4.38         3.87         0.59          2.99       62.61      56.96
PAMM    PacificAmerica Money Center       8.34      8.77        3.59         5.18        61.45         41.43       61.93    (389.68)
PBCI    Pamrapo Bancorp Inc.              4.75      7.77        3.24         4.53         0.31          2.48       49.66      46.22
PBCT    People's Bank (MHC)               3.42      6.62        3.48         3.15         2.29          4.06       72.79      52.96
PBHC    Oswego City Savings Bk (MHC)      4.19      7.35        3.54         3.81         0.66          2.77       58.35      51.18
PBKB    People's Bancshares Inc.          3.48      7.35        4.05         3.30         0.32          2.82       75.89      73.57
PCBC    Perry County Financial Corp.      2.99      6.90        3.96         2.94         0.04          1.08       36.33      35.47
PCCI    Pacific Crest Capital             4.41      9.36        5.03         4.33         0.17          2.43       53.66      51.85
PDB     Piedmont Bancorp Inc.             3.99      7.85        3.97         3.88         0.25          2.09       50.61      47.41
PEEK    Peekskill Financial Corp.         3.73      6.79        3.10         3.69         0.13          1.81       47.41      45.53
PERM    Permanent Bancorp Inc.            2.72      7.15        4.53         2.62         0.43          1.97       63.88      57.97
PERT    Perpetual Bank (MHC)              3.84      7.73        4.02         3.72         1.07          3.03       63.44      52.90
PETE    Primary Bank                      3.79      7.31        3.77         3.54         0.76          3.16       72.04      66.06
PFDC    Peoples Bancorp                   3.79      7.78        4.02         3.76         0.21          1.46       36.84      33.30
PFED    Park Bancorp Inc.                 3.59      7.08        3.62         3.46         0.07          2.19       67.39      66.75
PFFB    PFF Bancorp Inc.                  2.91      7.23        4.41         2.83         0.48          1.98       56.45      48.99
PFFC    Peoples Financial Corp.           3.71      7.00        3.38         3.62         0.02          2.26       61.97      61.73
PFNC    Progress Financial Corp.          4.58      8.24        3.98         4.26         1.19          3.93       70.90      62.75
PFSB    PennFed Financial Services Inc    2.66      7.13        4.57         2.55         0.16          1.37       43.42      39.96
PFSL    Pocahontas FS&LA (MHC)            2.05      7.01        5.01         2.00         0.31          1.25       54.24      47.16
PHBK    Peoples Heritage Finl Group       4.74      7.71        3.33         4.38         0.90          3.26       59.08      50.63
PHFC    Pittsburgh Home Financial Corp    3.10      7.59        4.59         3.00         0.15          1.81       56.23      54.05
PHSB    Peoples Home Savings Bk (MHC)     3.43      7.22        3.90         3.32         0.36          2.71       73.01      70.06
PKPS    Poughkeepsie Financial Corp.      3.31      7.67        4.51         3.16         0.40          2.45       66.40      62.11
PLSK    Pulaski Savings Bank (MHC)        3.07      6.91        3.93         2.98         0.07          1.89       60.95      60.04
PMFI    Perpetual Midwest Financial       2.96      7.72        4.90         2.82         0.40          2.11       65.23      60.30
PRBC    Prestige Bancorp Inc.             3.25      7.01        3.85         3.16         0.29          2.27       65.78      62.62
PROV    Provident Financial Holdings      3.23      7.10        4.01         3.09         0.66          2.98       79.10      74.64
PSBK    Progressive Bank Inc.             4.14      7.82        3.90         3.92         0.37          2.44       52.02      47.49


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.    3.27      7.69        4.49         3.20         0.07          1.67       50.92      49.80
PSFI    PS Financial Inc.                 5.16      7.45        2.38         5.08         0.08          1.72       33.40      32.35
PTRS    Potters Financial Corp.           3.36      7.12        3.87         3.25         0.31          2.41       67.64      64.52
PULB    Pulaski Bank, Svgs Bank (MHC)     3.77      7.59        3.91         3.68         0.26          2.31       58.54      55.64
PULS    Pulse Bancorp                     2.73      7.05        4.38         2.67         0.07          1.03       37.77      36.09
PVFC    PVF Capital Corp.                 4.11      8.79        4.70         4.09         0.28          2.36       54.47      51.31
PVSA    Parkvale Financial Corporation    2.98      7.22        4.28         2.95         0.23          1.47       45.57      41.36
PWBC    PennFirst Bancorp Inc.            2.24      6.95        4.78         2.18         0.12          1.13       45.99      42.91
PWBK    Pennwood Bancorp Inc.             4.51      7.90        3.65         4.25         0.22          2.56       53.42      50.97
QCBC    Quaker City Bancorp Inc.          3.12      7.71        4.65         3.06         0.35          1.91       52.15      46.68
QCFB    QCF Bancorp Inc.                  4.05      7.09        3.07         4.02         0.35          1.82       41.66      36.64
QCSB    Queens County Bancorp Inc.        4.60      8.20        3.73         4.46         0.15          1.93       41.81      39.88
RARB    Raritan Bancorp Inc.              3.63      7.24        3.75         3.50         0.25          1.99       51.99      48.51
RCSB    RCSB Financial Inc.               3.56      7.57        4.25         3.32         1.57          3.23       66.70      50.95
REDF    RedFed Bancorp Inc.               3.38      7.03        3.85         3.18         0.73          2.83       69.17      62.06
RELI    Reliance Bancshares Inc.          5.14      7.72        2.63         5.10         0.04          5.06       98.51      98.49
RELY    Reliance Bancorp Inc.             3.40      7.15        3.92         3.23         0.17          1.76       46.41      43.65
RIVR    River Valley Bancorp              4.17      7.34        3.46         3.88         0.54          2.73       60.51      54.96
ROSE    TR Financial Corp.                2.61      7.19        4.63         2.56         0.22          1.31       46.81      42.21
RSLN    Roslyn Bancorp Inc.               3.38      7.20        3.91         3.30         0.22          1.42       39.71      35.69
RVSB    Riverview Savings Bank (MHC)      4.45      8.15        3.96         4.18         0.75          2.89       55.67      47.75
SBFL    SB of the Finger Lakes (MHC)      3.13      7.19        4.15         3.04         0.22          2.67       78.70      77.16
SBOS    Boston Bancorp (The)              2.95      6.88        4.00         2.87         0.15          1.27       42.96      39.99
SCBS    Southern Community Bancshares     4.24      7.11        2.90         4.20         0.43          2.76       59.46      55.28
SCCB    S. Carolina Community Bancshrs    4.03      7.54        3.60         3.94         0.27          2.56       60.70      58.02
SECP    Security Capital Corp.            3.71      7.64        4.06         3.58         0.56          1.78       43.06      34.12
SFED    SFS Bancorp Inc.                  3.47      7.22        3.84         3.37         0.24          2.47       68.46      66.18
SFFC    StateFed Financial Corporation    3.53      7.79        4.45         3.34         0.26          1.09       56.51      53.16
SFIN    Statewide Financial Corp.         3.79      7.46        3.78         3.68         0.23          2.51       64.15      61.92
SFNB    Security First Network Bank       4.26      5.39        2.10         3.29        15.25         51.80      275.63         NA
SFSB    SuburbFed Financial Corp.         2.87      7.12        4.33         2.79         0.68          2.56       73.65      67.24
SFSL    Security First Corp.              4.02      8.26        4.39         3.87         0.26          2.03       49.02      45.61
SGVB    SGV Bancorp Inc.                  2.61      7.20        4.67         2.53         0.21          2.17       76.08      74.12
SHEN    First Shenango Bancorp Inc.       3.28      7.48        4.26         3.22         0.17          1.44       41.70      38.61
SISB    SIS Bancorp Inc.                  3.76      7.11        3.55         3.56         0.78          2.84       65.01      57.30
SKAN    Skaneateles Bancorp Inc.          4.12      7.72        3.82         3.90         0.71          3.34       71.50      66.30
SKBO    First Carnegie Deposit (MHC)      2.76      6.70        4.00         2.69         0.06          1.53       55.77      54.80
SMBC    Southern Missouri Bancorp Inc.    3.04      6.94        3.95         2.99         0.32          1.86       59.96      55.64
SMFC    Sho-Me Financial Corp.            3.42      7.91        4.60         3.31         0.42          1.66       44.38      37.28
SOBI    Sobieski Bancorp Inc.             3.42      7.23        3.91         3.32         0.05          2.29       67.85      67.37
SOPN    First Savings Bancorp Inc.        3.93      7.71        3.86         3.85         0.19          1.19       29.63      26.17
SOSA    Somerset Savings Bank             4.13      8.19        4.28         3.91         0.20          3.03       63.96      62.11
SPBC    St. Paul Bancorp Inc              3.13      7.08        4.08         3.00         0.92          2.24       58.52      45.79
SRN     Southern Banc Company Inc.        2.86      7.02        4.21         2.80         0.06          2.07       70.78      70.15
SSB     Scotland Bancorp Inc              4.68      7.49        2.90         4.60         0.10          2.28       48.65      47.55
SSFC    South Street Financial Corp.      3.40      7.33        4.03         3.29         0.05          1.40       41.81      41.00
SSM     Stone Street Bancorp Inc.         4.78      7.75        3.18         4.58         0.20          3.20       66.96      65.54
STFR    St. Francis Capital Corp.         2.83      7.28        4.64         2.64         0.32          2.02       65.50      61.31
STND    Standard Financial Inc.           2.65      6.98        4.39         2.59         0.18          1.55       55.64      52.48
STSA    Sterling Financial Corp.          2.90      7.68        4.93         2.76         0.55          2.36       67.17      60.66
SVRN    Sovereign Bancorp Inc.            2.56      7.05        4.60         2.45         0.31          1.46       49.24      42.92
SWBI    Southwest Bancshares              3.40      7.47        4.27         3.20         0.18          1.81       56.74      54.27
SWCB    Sandwich Co-operative Bank        3.69      7.24        3.70         3.53         0.48          2.46       58.32      52.67
SZB     SouthFirst Bancshares Inc.        3.85      7.52        3.94         3.58         1.51          4.13       81.08      73.11
TBK     Tolland Bank                      3.65      7.21        3.73         3.48         0.49          2.82       66.07      61.25
THR     Three Rivers Financial Corp.      3.66      7.36        3.83         3.53         0.52          2.83       69.51      64.99
THRD    TF Financial Corporation          3.23      6.95        3.84         3.11         0.21          2.08       57.93      55.09
TPNZ    Tappan Zee Financial Inc.         3.78      7.37        3.68         3.69         0.13          2.32       60.41      59.05
TRIC    Tri-County Bancorp Inc.           3.10      7.24        4.21         3.03         0.18          1.73       53.81      51.05
TSBS    Peoples Bancorp Inc. (MHC)        3.70      6.93        3.41         3.52         0.25          1.95       48.90      45.21
TSH     Teche Holding Co.                 3.43      7.65        4.29         3.36         0.65          2.54       63.60      56.56
TWIN    Twin City Bancorp                 3.92      7.75        3.96         3.80         0.39          2.51       60.25      56.17
UBMT    United Financial Corp.            3.82      7.09        3.41         3.68         0.56          1.98       46.73      38.63
UFRM    United Federal Savings Bank       3.79      8.10        4.56         3.54         1.11          3.51       75.33      67.59


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
USAB    USABancshares, Inc.               4.79      9.40        4.75         4.65         0.76          4.16       72.13      67.58
VABF    Virginia Beach Fed. Financial     3.25      8.03        4.88         3.16         0.40          2.59       72.42      68.92
VFFC    Virginia First Financial Corp.    4.01      8.31        4.43         3.87         0.65          3.35       73.67      69.25
WAMU    Washington Mutual Inc.            2.85      7.41        4.67         2.74         0.62          1.66       48.27      36.63
WAYN    Wayne Savings & Loan Co. (MHC)    3.31      7.51        4.32         3.20         0.24          2.30       66.97      64.52
WBST    Webster Financial Corp.           3.25      7.04        3.92         3.11         0.47          2.10       55.08      48.24
WCBI    Westco Bancorp                    3.70      7.61        4.01         3.60         0.26          1.61       41.69      37.41
WCFB    Webster City Federal SB (MHC)     3.66      7.11        3.52         3.58         0.20          1.40       36.70      33.18
WEFC    Wells Financial Corp.             3.41      7.56        4.19         3.37         0.47          1.94       50.46      43.50
WEHO    Westwood Homestead Fin. Corp.     3.48      7.51        4.07         3.44         0.10          1.93       54.38      53.05
WES     Westcorp                          3.77      7.74        4.52         3.22         5.17          7.39       87.53      67.51
WFI     Winton Financial Corp.            3.14      8.01        4.93         3.08         0.13          1.91       58.82      57.04
WFSG    Wilshire Financial Services       2.03      9.13        7.22         1.90         0.98          3.57      142.50     164.41
WFSL    Washington Federal Inc.           3.67      8.13        4.57         3.56         0.08          0.75       18.87      17.13
WHGB    WHG Bancshares Corp.              3.93      7.25        3.48         3.77         0.12          2.32       59.46      58.16
WOFC    Western Ohio Financial Corp.      3.05      7.45        4.57         2.88         0.12          2.24       74.67      73.66
WRNB    Warren Bancorp Inc.               5.16      8.07        3.14         4.94         0.29          2.67       50.43      47.53
WSB     Washington Savings Bank, FSB      2.70      8.06        5.47         2.59         0.21          1.60       64.23      61.33
WSFS    WSFS Financial Corporation        3.44      8.12        4.74         3.38         0.69          2.35       54.65      45.43
WSTR    WesterFed Financial Corp.         3.58      7.37        4.06         3.31         0.69          2.86       67.25      60.37
WVFC    WVS Financial Corp.               3.66      7.61        4.00         3.61         0.12          1.73       46.43      44.67
WWFC    Westwood Financial Corporation    2.98      7.01        4.10         2.91         0.16          1.61       49.45      46.67
WYNE    Wayne Bancorp Inc.                3.58      7.26        3.78         3.49         0.23          2.31       62.11      59.63
YFCB    Yonkers Financial Corporation     3.94      7.48        3.63         3.85         0.30          2.19       52.97      49.36
YFED    York Financial Corp.              3.30      7.58        4.47         3.11         0.45          2.34       63.41      58.15
                                        --------------------------------------------------------------------------------------------
        Average                           3.51      7.49        4.12         3.36         0.66          2.49       59.20      52.30


                                                               Income Statement as of The Most Recent Quarter
                                        --------------------------------------------------------------------------------------------
                                           Net    Interest    Interest   Net Interest  Noninterest  Noninterest
                                        Interest   Income/    Expense/      Income/      Income/      Expense/  Efficiency  Overhead
                                         Margin  Avg Assets  Avg Assets   Avg Assets   Avg Assets   Avg Assets     Ratio      Ratio
Ticker  Short Name                         (%)       (%)         (%)          (%)          (%)          (%)         (%)        (%)
--------------------------------------  --------------------------------------------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                 3.53      7.53        4.14         3.39         0.46          3.20       83.05      80.77
ATSB    AmTrust Capital Corp.             2.85      7.03        4.30         2.73         0.47          2.74       85.66      83.20
CLAS    Classic Bancshares Inc.           3.86      7.23        3.60         3.63         0.33          2.81       68.49      65.63
FFDF    FFD Financial Corp.               3.34      6.88        3.58         3.30         0.07          1.83       54.43      53.47
HFFB    Harrodsburg First Fin Bancorp     3.65      7.13        3.54         3.59         0.10          1.53       41.46      39.84
HZFS    Horizon Financial Svcs Corp.      3.19      7.64        4.52         3.12         0.42          2.31       65.47      60.78
LXMO    Lexington B&L Financial Corp.     3.99      7.77        3.85         3.91         0.13          1.69       41.86      39.86
NBSI    North Bancshares Inc.             3.30      7.33        4.09         3.24         0.21          2.66       77.13      75.67
PRBC    Prestige Bancorp Inc.             3.25      7.01        3.85         3.16         0.29          2.27       65.78      62.62
SOBI    Sobieski Bancorp Inc.             3.42      7.23        3.91         3.32         0.05          2.29       67.85      67.37
SZB     SouthFirst Bancshares Inc.        3.85      7.52        3.94         3.58         1.51          4.13       81.08      73.11
                                        --------------------------------------------------------------------------------------------
        Average                           3.48      7.30        3.94         3.36         0.37          2.50       66.57      63.85
        Maximum                           3.99      7.77        4.52         3.91         1.51          4.13       85.66      83.20
        Minimum                           2.85      6.88        3.54         2.73         0.05          1.53       41.46      39.84

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
CAL     California Federal Bank, a FSB    7.26    (9.37)    (8.46)         NA        NA       NA      NA         NA            NA
CCMD    Chevy Chase Bank, FSB             0.13   (14.05)    41.61          NA        NA       NA      NA         NA            NA
AABC    Access Anytime Bancorp, Inc.     (6.91)   39.96    (11.31)       7.75     5.938    5.938   5.250       6.53          6.53
AADV    Advantage Bancorp Inc.           (0.76)    0.46     (9.54)     145.52    38.250   40.750  36.500      29.04         27.15
ABBK    Abington Bancorp Inc.             7.48     0.52      6.48       60.73    25.500   25.750  20.500      18.73         16.87
ABCL    Alliance Bancorp Inc.            27.76   (25.91)     6.53      180.39    30.125   30.656  27.750      23.40         23.11
ABCW    Anchor BanCorp Wisconsin          8.68     7.90      4.23      248.84    24.375   25.000  21.000      26.49         25.99
AFBC    Advance Financial Bancorp        13.45     6.24     16.77       17.08    14.000   14.500  12.750      14.75         14.75
AFCB    Affiliated Community Bancorp     13.43    10.52      6.80      172.25    23.500   25.000  19.200      16.75         16.65
AFED    AFSALA Bancorp Inc.              18.20     8.16     21.47       23.64    14.625   14.813  12.563      15.92         15.92
AFFFZ   America First Financial Fund      1.39    13.76     (0.33)     241.93    39.125   39.563  29.500      28.97         28.61
AHCI    Ambanc Holding Co.                5.74    31.38     18.84       65.24    16.250   16.625  12.688      14.29         14.29
AHM     Ahmanson & Company (H.F.)        (9.57)   (2.46)   (19.27)   5,323.10    43.188   47.125  35.250      20.35         17.34
ALBC    Albion Banc Corp.                13.95     6.41     16.03        5.81    23.000   23.000  18.125      23.96         23.96
ALBK    ALBANK Financial Corp.           12.12     7.45     (0.21)     510.15    39.500   41.000  34.000      25.85         22.59
AMFC    AMB Financial Corp.               2.29    10.93    (12.37)      13.98    14.000   15.000  13.125      14.62         14.62
ANA     Acadiana Bancshares Inc.          8.12    19.71     (4.51)      59.42    19.813   20.000  17.500      16.98         16.98
ANBK    American National Bancorp        10.41    19.55      9.69       70.91    14.375   14.750  12.625      13.08         13.08
ANDB    Andover Bancorp Inc.             13.67     7.09     27.31      159.60    30.375   31.125  26.250      19.58         19.58
ASBI    Ameriana Bancorp                 (4.41)    7.79      5.76       70.26    16.500   17.000  15.250      13.49         13.48
ASBP    ASB Financial Corp.              10.42    14.98     11.12       22.59    11.750   12.250  11.500      10.15         10.15
ASFC    Astoria Financial Corp.          (1.30)   44.32      4.54    1,024.54    47.500   47.500  34.750      28.59         24.01
ATSB    AmTrust Capital Corp.            (6.58)   (2.97)    10.48        6.71    12.125   12.250  10.000      13.72         13.57
AVND    Avondale Financial Corp.        (17.73)  (36.74)    23.78       51.11    14.500   17.500  12.750      15.85         15.85
BANC    BankAtlantic Bancorp Inc.        (6.15)   17.80    (12.30)     283.13    14.125   14.500  12.125       6.83          5.61
BDJI    First Federal Bancorporation     10.67    11.47      3.33       14.59    20.250   20.250  17.750      17.61         17.61
BFD     BostonFed Bancorp Inc.           14.84     9.50     27.11      107.35    17.688   17.750  14.375      15.37         14.86
BFFC    Big Foot Financial Corp.          4.11    26.48     (2.43)      44.60    14.875   15.000  13.250      14.35         14.35
BFSB    Bedford Bancshares Inc.          12.01    10.92      9.01       27.42    23.875   23.875  19.000      17.75         17.75
BKC     American Bank of Connecticut     11.74    (0.10)     7.81       85.31    35.938   36.000  31.125      21.77         20.90
BKCT    Bancorp Connecticut Inc.         14.15    13.85     10.98       82.35    25.500   26.250  22.000      17.33         17.33
BKUNA   BankUnited Financial Corp.       97.45    92.92     35.37      109.76     9.875   10.375   8.500       7.59          6.15
BNKU    Bank United Corp.                15.87    11.62     14.54    1,291.47    38.000   38.375  28.250      18.44         17.99
BPLS    Bank Plus Corp.                  29.06    22.56     29.35      220.85    10.875   11.500   9.625       9.27          9.25
BSBC    Branford Savings Bank            20.58    (7.69)    14.44       33.21     4.688    4.750   3.625       2.64          2.64
BTHL    Bethel Bancorp                    3.68    (5.87)    (7.28)      15.15    13.250   13.250  11.000      13.71         11.51
BVCC    Bay View Capital Corp.            6.78     1.58    (18.75)     343.95    26.250   26.750  22.625      15.12         12.69
BWFC    Bank West Financial Corp.        23.55    33.45      9.56       32.00    13.500   14.250  11.250      12.88         12.88
BYFC    Broadway Financial Corp.         11.73    (4.55)    14.75        9.19    11.000   11.250  10.750      14.65         14.65
CAFI    Camco Financial Corp.            14.73    18.67      8.22       57.05    17.738   17.857  16.667      14.58         13.45
CAPS    Capital Savings Bancorp Inc.      7.74     5.90      4.25       29.80    17.375   18.250  12.750      11.28         11.28
CASB    Cascade Financial Corp.          17.94    28.82     22.87       33.42    12.000   16.800  11.600       8.78          8.78
CASH    First Midwest Financial Inc.      5.02    17.48      7.69       51.26    16.625   17.500  15.000      15.62         13.84
CATB    Catskill Financial Corp.         15.04     1.78      4.26       79.60    15.500   16.000  13.938      15.08         15.08
CBCI    Calumet Bancorp Inc.              1.62    (3.00)     5.23       89.71    38.000   39.500  34.250      36.47         36.47
CBES    CBES Bancorp Inc.                15.48    12.47     38.31       18.19    16.813   17.500  14.000      17.08         17.08
CBK     Citizens First Financial Corp.   (0.06)   11.77     (3.49)      43.02    15.500   16.750  14.625      16.14         16.14
CBSA    Coastal Bancorp Inc.             15.61    35.32     14.90      149.15    29.750   29.750  22.750      19.63         16.32
CBSB    Charter Financial Inc.           (1.57)    0.43     (0.83)      84.03    17.750   18.000  16.750      13.71         12.13
CCFH    CCF Holding Company              63.77    63.22     32.40       13.94    16.500   16.750  15.750      14.36         14.36
CEBK    Central Co-operative Bank        29.25    (0.46)    11.33       40.77    18.000   18.500  15.875      17.40         15.57
CENB    Century Bancorp Inc.              7.47    10.97      7.69       32.38    69.500   71.000  62.000      73.45         73.45
CENF    CENFED Financial Corp.            5.68    (2.19)    (5.66)     205.87    34.500   34.500  26.375      20.85         20.81
CFB     Commercial Federal Corp.         11.29    11.19     (3.64)     991.43    37.125   37.625  32.125      19.77         17.53
CFBC    Community First Banking Co.      93.10     7.50     51.79       76.33        NA       NA      NA         NA            NA
CFCP    Coastal Financial Corp.          14.98     7.71     (0.24)     112.54    23.000   23.000  16.125       6.69          6.69
CFFC    Community Financial Corp.        18.38    15.50      2.24       27.74    22.750   23.250  21.500      18.86         18.86
CFNC    Carolina Fincorp Inc.            10.43    22.25     11.82       32.63    15.375   15.375  14.125      13.74         13.74
CFSB    CFSB Bancorp Inc.                 5.36     9.1       0.51      135.06    23.25    24.75   19.318      12.65         12.65
CFTP    Community Federal Bancorp         5.80     7.64      3.00       79.85    18.000   19.875  17.125      13.96         13.96
CFX     CFX Corp.                        26.27    44.04     11.39      272.73    21.000   21.000  15.500      10.52          9.84
CIBI    Community Investors Bancorp     (21.11)   12.51      4.98       14.41    12.750   13.500  11.500      11.96         11.96
CKFB    CKF Bancorp Inc.                  4.09     9.34     (5.97)      18.05    19.250   20.500  18.000      16.97         16.97
CLAS    Classic Bancshares Inc.          (3.13)   21.40     (5.61)      18.43    14.000   14.750  12.250      14.87         12.57

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
CMRN    Cameron Financial Corp           21.07    17.08      0.59       46.95    18.000   18.000  15.875      17.18         17.18
CMSB    Commonwealth Bancorp Inc.         9.48    25.68      5.69      295.98    16.375   16.625  13.500      12.89         10.08
CMSV    Community Savings FA (MHC)       10.24    13.48      1.88      166.70    22.000   22.375  19.625      15.95         15.95
CNIT    CENIT Bancorp Inc.                1.56    35.33     18.26       81.41    48.750   48.750  40.000      31.12         28.58
CNSB    CNS Bancorp Inc.                  1.01    19.65      0.07       28.93    16.625   17.000  15.000      14.84         14.84
CNY     Carver Bancorp Inc.              (9.19)   73.95      4.61       27.63    11.750   12.250   9.125      14.93         14.32
COFI    Charter One Financial            14.94    25.48     (3.16)   2,612.42    53.875   53.875  42.250      21.15         19.80
CONE    Conestoga Bancorp, Inc.           4.86    (4.86)     5.85          NA    20.625   20.780  20.125      17.58         17.58
COOP    Cooperative Bankshares Inc.       4.52     8.81      4.02       41.77    22.000   22.000  20.500      18.03         18.03
CRZY    Crazy Woman Creek Bancorp        17.16     0.98      7.49       13.85    13.500   13.750  13.000      14.68         14.68
CSA     Coast Savings Financial          13.90     2.17     (4.96)     923.81    45.438   46.000  38.500      24.06         23.75
CSBF    CSB Financial Group Inc.          7.07    (4.82)     6.29       11.18    12.000   12.500  11.000      12.99         12.27
CTZN    CitFed Bancorp Inc.              21.82    48.77      9.92      401.69    38.750   38.750  33.000      22.83         20.56
CVAL    Chester Valley Bancorp Inc.      24.23    20.85     30.47       45.40    20.250   21.750  16.500      13.15         13.15
DCBI    Delphos Citizens Bancorp Inc.     0.35    16.10     (0.39)      34.66    15.000   15.000  12.438      14.93         14.93
DIBK    Dime Financial Corp.             29.20    (3.31)    39.99      152.00    25.500   26.000  18.000      13.52         13.08
DIME    Dime Community Bancorp Inc.      25.14    39.70      0.47      252.86    20.000   20.000  16.625      14.58         12.56
DME     Dime Bancorp Inc.                35.15    29.36     15.11    2,087.34    17.500   19.000  14.875      10.21          9.74
DNFC    D & N Financial Corp.            21.03    33.47      5.08      172.03    19.250   19.250  17.250      10.84         10.72
DSL     Downey Financial Corp.           29.26    38.03     12.16      614.87    23.625   23.625  18.095      15.26         15.05
EBSI    Eagle Bancshares                 11.95    15.22     15.34       94.80    17.875   17.922  15.250      12.45         12.45
EFBC    Empire Federal Bancorp Inc.       2.33     7.50     (7.96)      40.83    14.375   14.625  12.500      15.65         15.65
EFBI    Enterprise Federal Bancorp       11.78    32.92      8.00       39.02    19.125   19.125  15.250      15.79         15.78
EGFC    Eagle Financial Corp.           132.62   129.04    111.26      226.54    30.375   30.750  26.750      22.02         17.19
EGLB    Eagle BancGroup Inc.              8.86    24.56     (2.73)      20.58    15.500   15.875  14.750      16.69         16.69
EIRE    Emerald Isle Bancorp Inc.        12.49    17.64     16.66       56.76    19.625   19.625  17.000      13.39         13.39
EMLD    Emerald Financial Corp.           9.82     8.18      8.21       70.27    14.500   15.000  11.375       9.03          8.89
EQSB    Equitable Federal Savings Bank   16.48    19.84      9.65       22.58    37.000   38.500  33.250      25.80         25.80
ESBK    Elmira Savings Bank (The)         9.36    (6.59)     5.95       17.13    19.875   21.250  19.250      20.72         19.87
ESX     Essex Bancorp Inc.               22.58     3.74     26.28        2.05     1.000    1.625   1.000       0.49          0.31
ETFS    East Texas Financial Services     3.61    21.39     (2.18)      19.61    18.000   18.375  16.875      19.97         19.97
FAB     FirstFed America Bancorp Inc.    16.80    27.61      1.23      176.32    17.750   18.250  13.625      15.35         15.35
FBBC    First Bell Bancorp Inc.           3.02    12.24     10.48      103.77    16.750   16.750  14.500      10.78         10.78
FBCI    Fidelity Bancorp Inc.             3.15     9.90      6.01       62.47    18.500   19.500  18.500      18.22         18.18
FBCV    1ST Bancorp                      (3.81)  (12.70)    (6.34)      24.43    30.063   33.250  30.000      32.00         31.35
FBER    1st Bergen Bancorp               51.48    (5.42)    10.61       55.51    15.250   15.750  12.875      13.47         13.47
FBHC    Fort Bend Holding Corp.          31.98    54.59     29.35       28.85    29.250   30.500  23.750      23.23         21.64
FBNW    FirstBank Corp.                  47.92    43.49     17.03       34.47        NA       NA      NA         NA            NA
FBSI    First Bancshares Inc.             9.81    14.08     12.06       26.57    20.000   20.500  19.000      20.27         20.24
FCB     Falmouth Co-Operative Bank       15.82    34.54     18.19       25.09    16.500   16.500  13.250      15.40         15.40
FCBF    FCB Financial Corp.             376.15   319.48    429.52      108.96    25.250   25.500  20.125      18.80         18.80
FCME    First Coastal Corp.               3.29     9.99      2.85       14.61     9.750   10.000   8.875      10.35         10.35
FDEF    First Defiance Financial          4.52     5.24      5.43      137.78    14.625   14.625  12.375      12.60         12.60
FED     FirstFed Financial Corp.          6.15     5.24    -14.43      369.00    31.063   31.063  22.5        19.14         18.93
FESX    First Essex Bancorp Inc.         34.38     4.12     13.16      135.07    17.500   17.500  14.500      11.57         10.05
FFBA    First Colorado Bancorp Inc.       0.23     6.65     (3.08)     311.61    19.125   19.875  16.000      11.79         11.63
FFBH    First Federal Bancshares of AR   11.88    11.04     11.81      103.74    20.125   20.625  17.500      16.36         16.36
FFBI    First Financial Bancorp Inc.    (37.03) (100.44)     4.34        7.89    18.125   18.750  15.500      17.62         17.62
FFBS    FFBS BanCorp Inc.                 6.48    13.97      4.17       35.82    24.500   24.500  21.500      16.97         16.97
FFBZ    First Federal Bancorp Inc.       19.98    12.90      1.72       29.08    18.250   19.000  17.000       8.81          8.80
FFCH    First Financial Holdings Inc.    16.27     8.76      2.31      218.51    32.000   32.000  23.750      16.03         16.03
FFDB    FirstFed Bancorp Inc.            (3.58)   (7.44)    (4.68)      20.43    17.750   18.500  14.375      14.48         13.20
FFDF    FFD Financial Corp.              (4.05)   13.06      1.61       21.46    14.000   14.000  13.000      14.51         14.51
FFED    Fidelity Federal Bancorp        (15.20)   (2.83)    (5.16)      23.32     9.000   10.000   8.750       5.17          5.17
FFES    First Federal of East Hartford    3.65    17.96      3.73       91.74    29.250   30.375  23.000      23.63         23.63
FFFC    FFVA Financial Corp.              6.63     3.72      2.84      135.62    27.250   27.250  20.500      17.41         17.04
FFFD    North Central Bancshares Inc.    18.42     8.40     11.74       54.16    15.500   16.000  15.000      14.81         14.81
FFFG    F.F.O. Financial Group Inc.       3.74    10.25     (6.05)      52.79     4.875    5.125   3.875       2.57          2.57
FFFL    Fidelity Bankshares Inc. (MHC)   31.24    27.45     19.20      191.28    19.750   20.250  18.750      12.36         12.27
FFHC    First Financial Corp.             8.47     7.28      2.19    1,185.86    29.375   29.375  24.500      11.67         11.37
FFHH    FSF Financial Corp.              11.89    17.69     (5.90)      53.83    17.375   17.500  16.375      16.04         16.04
FFHS    First Franklin Corporation        1.25     3.33      1.30       23.54    19.750   20.750  17.000      17.17         17.06
FFIC    Flushing Financial Corp.         24.08    43.49     (0.40)     175.04    22.000   23.500  18.000      16.68         16.68
FFKY    First Federal Financial Corp.     5.46     7.34      5.98       90.70    18.500   21.000  18.250      12.40         11.67

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
FFLC    FFLC Bancorp Inc.                31.86    46.54     14.33       73.58    27.250   28.500  25.000      22.52         22.52
FFOH    Fidelity Financial of Ohio        9.09    19.03      9.99       89.27    14.875   15.000  12.375      12.17         10.74
FFPB    First Palm Beach Bancorp Inc.    27.77    22.33      3.38      176.08    34.000   34.000  26.563      21.76         21.23
FFSL    First Independence Corp.          6.03    12.51      0.72       13.64    11.500   12.250  10.875      11.60         11.60
FFSX    First Fed SB of Siouxland(MHC)    4.96     6.63     (4.24)      79.19    23.750   24.000  20.750      13.74         13.62
FFWC    FFW Corp.                        54.57    15.75     72.93       20.98    27.000   27.000  25.500      24.11         21.73
FFWD    Wood Bancorp Inc.                 1.03    (0.19)     8.90       33.37    11.250   11.333  10.583       9.52          9.52
FFYF    FFY Financial Corp.               0.39     5.05      2.18      111.11    26.000   26.375  25.500      19.83         19.83
FGHC    First Georgia Holding Inc.       25.26    18.60     19.25       23.66     7.750    8.250   7.000       4.21          3.86
FIBC    Financial Bancorp Inc.           19.74    16.48      6.21       39.61    18.250   18.250  14.875      15.35         15.27
FISB    First Indiana Corporation        10.70    11.63      6.27      242.91    22.500   22.500  17.375      13.77         13.60
FKFS    First Keystone Financial          7.83    12.41      9.55       34.99    23.375   23.375  21.250      19.09         19.09
FKKY    Frankfort First Bancorp Inc.     12.85     9.43     (0.24)      36.08     8.469   12.250   8.000       6.94          6.94
FLAG    FLAG Financial Corp.             (0.26)    8.16     (4.65)      31.06    14.375   14.375  11.750      10.44         10.44
FLFC    First Liberty Financial Corp.    13.10     6.61     32.78      171.88    21.500   22.500  21.000      12.30         11.09
FLGS    Flagstar Bancorp Inc.            20.33    27.37     71.43      266.57    16.250   16.625  13.000       8.44            NA
FLKY    First Lancaster Bancshares       38.96    29.59      4.07       15.04    15.500   16.000  14.500      14.44         14.44
FMBD    First Mutual Bancorp Inc.        (6.50)    6.11     (9.75)      54.35    15.000   15.750  13.750      16.73         12.67
FMCO    FMS Financial Corporation         0.96    (2.82)     0.56       65.06    23.500   25.500  18.750      15.24         14.97
FMSB    First Mutual Savings Bank         5.39    17.20      9.28       56.74    19.000   19.000  15.909      10.91         10.91
FNGB    First Northern Capital Corp.     12.83    10.93      8.99      121.47    11.000   11.000   9.125       8.14          8.14
FOBC    Fed One Bancorp                  12.14    35.13      4.39       47.48    20.250   21.250  17.625      17.25         16.45
FPRY    First Financial Bancorp          15.07    16.41     12.26          NA    20.75    21.125  20.25       17.07         17.07
FRC     First Republic Bancorp           10.00     8.55      7.75      236.27    23.250   23.250  19.875      16.56         16.55
FSBI    Fidelity Bancorp Inc.            43.19    50.26      6.78       34.10    20.250   21.500  18.409      15.83         15.83
FSFC    First Southeast Financial Corp   10.72    10.10      6.73       68.02    10.125   11.500   9.375       7.80          7.80
FSLA    First Savings Bank (MHC)          3.16    19.32      4.43      236.07    28.000   28.000  21.000      13.39         11.94
FSNJ    Bayonne Bancshares Inc.          17.47    (4.47)    (1.22)     112.42     9.206    9.206   7.927         NA            NA
FSPG    First Home Bancorp Inc.          11.14    10.48     18.70       54.51    19.375   19.375  18.000      12.85         12.64
FSPT    FirstSpartan Financial Corp.        NA       NA        NA      156.72        NA       NA      NA         NA            NA
FSSB    First FS&LA of San Bernardino    12.49   (10.05)    13.89        3.16     9.750   10.500   9.000      13.68         13.18
FSTC    First Citizens Corp.             15.31    16.76     15.97       58.85    26.375   27.000  23.250      17.99         13.99
FTF     Texarkana First Financial Corp    7.77    13.50      4.02       44.09    19.500   19.500  15.625      15.03         15.03
FTFC    First Federal Capital Corp.      10.91    18.07      9.95      217.51    24.500   24.500  16.833      11.08         10.42
FTNB    Fulton Bancorp Inc.               0.01    (5.46)    (3.72)      36.96    17.875   18.500  14.750      14.47         14.47
FTSB    Fort Thomas Financial Corp.       9.54    12.22     10.88       16.66    11.125   11.500   9.250      10.40         10.40
FWWB    First SB of Washington Bancorp   26.41    38.24      4.86      258.34    22.25    22.25   18.75       15.68         14.48
GAF     GA Financial Inc.                47.38    83.50      2.97      146.72    19.000   19.500  14.875      14.25         14.10
GBCI    Glacier Bancorp Inc.             11.03    17.08      8.37      121.76    18.750   20.250  15.333       8.12          7.91
GDVS    Greater Delaware Valley (MHC)     9.55    29.31     (2.40)      79.36    14.500   14.500  12.250       8.64          8.64
GDW     Golden West Financial             5.87    14.64     19.05    4,957.53    70.000   73.250  59.875      43.90         43.90
GFCO    Glenway Financial Corp.           8.94    12.42     (1.17)      31.63    26.500   26.500  20.500      23.89         23.57
GFED    Guaranty Federal SB (MHC)         7.18    19.64     14.19       62.89    16.750   20.500  12.375       8.80          8.80
GFSB    GFS Bancorp Inc.                 17.74    12.57      8.39       14.08    13.875   14.250  11.500      10.66         10.66
GOSB    GSB Financial Corp.             246.95       NA     67.93       32.60        NA       NA      NA         NA            NA
GPT     GreenPoint Financial Corp.        1.17    22.89     (1.91)   2,734.13    66.563   66.563  51.750      34.27         19.27
GRTR    Greater New York Savings Bank     1.33     6.91     (5.84)     317.21    22.438   22.438  16.750      11.74         11.74
GSB     Golden State Bancorp Inc.        21.43    21.55      7.45    1,545.10    26.125   26.750  22.500      15.63         13.89
GSBC    Great Southern Bancorp Inc.      16.90     3.16     (3.16)     142.85    16.125   17.750  16.125       7.45          7.45
GSFC    Green Street Financial Corp.      0.55     8.75     (2.54)      80.05    17.625   18.000  17.000      14.73         14.73
GSLA    GS Financial Corp.              (35.74)    9.87   (188.91)      55.02    15.375   15.625  13.375      16.36         16.36
GTFN    Great Financial Corporation       5.87    12.32     12.65      491.78    35.125   35.125  29.375      20.40         19.54
GTPS    Great American Bancorp           (2.67)   14.80     (3.71)      31.24    16.500   17.000  15.500      18.36         18.36
GUPB    GFSB Bancorp Inc.                25.12    21.6      10.63       15.08    17.5     17.5    15.75       16.88         16.88
GWBC    Gateway Bancorp Inc.            (11.96)   19.83    (16.87)      19.30    17.500   17.750  14.500      16.05         16.05
HALL    Hallmark Capital Corp.            0.52     1.78     18.15       31.74    21.375   22.500  17.500      20.56         20.56
HARB    Harbor Florida Bancorp (MHC)      4.27     7.64      2.36      289.36    45.750   45.750  35.000      18.85         18.23
HARL    Harleysville Savings Bank         4.94     8.89      7.37       42.55    22.750   22.750  20.250      13.31         13.31
HARS    Harris Savings Bank (MHC)        20.78    14.06     (4.39)     498.01    21.25    21.297  18.125      14.59         12.76
HAVN    Haven Bancorp Inc.               12.44    23.02     25.01      171.50    37.500   37.500  30.500      24.20         24.11
HBBI    Home Building Bancorp           (14.87)    0.54    (20.46)       6.39    21.000   22.000  20.500      20.16         20.16
HBEI    Home Bancorp of Elgin Inc.       (6.82)   27.58     (6.25)     123.40    16.500   16.500  14.125      13.73         13.73
HBFW    Home Bancorp                      8.63    17.84     12.85       56.81    20.875   20.875  20.125      17.62         17.62
HBNK    Highland Federal Bank FSB        20.15    10.30     21.29       69.58    25.750   25.750  20.500      16.39         16.39

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
HBS     Haywood Bancshares Inc.          11.17     4.49     12.58       23.76    17.125   17.125  15.625      16.76         16.16
HCBB    HCB Bancshares Inc.                 NA       NA        NA       36.37        NA       NA      NA         NA            NA
HCFC    Home City Financial Corp.         0.56    23.09      1.90       14.76    13.500   14.250  12.000      16.05         16.05
HEMT    HF Bancorp Inc.                   0.12       NA     (0.39)      95.01    14.375   14.750  12.250      12.90            NA
HFFB    Harrodsburg First Fin Bancorp     2.82     2.03      0.46       30.88    14.875   16.000  14.875      15.68         15.68
HFFC    HF Financial Corp.                0.27    13.56     (0.04)      72.25    21.000   21.000  18.750      17.78         17.78
HFGI    Harrington Financial Group      (53.22)   37.83     15.95       40.71    12.125   12.375  10.500       7.67          7.67
HFNC    HFNC Financial Corp.             24.90    25.67     (3.59)     281.53    16.500   19.875  15.875       9.37          9.37
HFSA    Hardin Bancorp Inc.              18.05     8.65     22.59       14.50    15.750   15.750  13.500      15.68         15.68
HHFC    Harvest Home Financial Corp.     21.63    10.5      -3.41       10.98    10.875   11.5    10.25       11.31         11.31
HIFS    Hingham Instit. for Savings      23.18    20.19      9.31       32.26    21.750   21.750  18.000      15.62         15.62
HMCI    HomeCorp Inc.                    (5.75)    7.91     (7.62)      28.36    14.500   15.000  13.500      12.81         12.81
HMLK    Hemlock Federal Financial Corp    1.02    20.46     (3.79)      31.79    13.500   13.875  12.500      14.57         14.57
HMNF    HMN Financial Inc.               10.01     5.35      1.39      103.72    23.000   23.750  19.000      19.42         19.42
HOMF    Home Federal Bancorp             11.53    11.95      9.79      105.29    28.500   28.750  25.000      17.05         16.52
HPBC    Home Port Bancorp Inc.           20.18    16.42     12.34       42.13    19.500   20.375  16.500      11.39         11.39
HRBF    Harbor Federal Bancorp Inc.      (5.64)    7.92     (2.07)      33.45    19.000   19.000  15.500      16.48         16.48
HRZB    Horizon Financial Corp.           2.58     5.85      3.45      114.96    16.250   16.500  11.957      10.91         10.91
HTHR    Hawthorne Financial Corp.        11.99    15.70     26.14       52.72    12.250   12.250   9.250      13.07         13.07
HVFD    Haverfield Corp.                  5.26     2.94     (3.19)      53.58    25.875   26.000  21.500      15.51         15.51
HWEN    Home Financial Bancorp           31.08    18.98     36.31        7.72    15.75    15.75   14.75       15.33         15.33
HZFS    Horizon Financial Svcs Corp.     38.80     1.90      8.56        8.03    19.250   19.500  17.000      19.77         19.77
IBSF    IBS Financial Corp.              (3.61)    8.22     (4.05)     190.00    18.125   18.125  14.250      11.59         11.59
IFSB    Independence Federal Svgs Bank   (6.54)    6.71     (2.31)      17.94     9.031    9.250   7.500      13.89         12.28
INBI    Industrial Bancorp               15.28    12.83      5.81       80.47    13.688   14.000  12.000      11.63         11.63
INCB    Indiana Community Bank SB         9.48    (5.47)    11.40       14.52    16.500   19.000  15.750      12.27         12.27
IPSW    Ipswich Savings Bank             57.69    44.36     43.94       31.48    16.500   16.500  13.750       9.11          9.11
ISBF    ISB Financial Corporation         3.47    16.49      3.72      175.97    26.000   26.000  21.188      17.61         14.98
ITLA    ITLA Capital Corp.               19.60    24.06     11.61      143.18    16.250   16.250  14.000      11.92         11.87
IWBK    InterWest Bancorp Inc.           13.79    24.23     (0.72)     317.42    39.500   39.500  27.625      15.46         15.13
JOAC    Joachim Bancorp Inc.             (8.05)    7.85     (3.53)      10.57    15.250   15.250  14.000      13.62         13.62
JSB     JSB Financial Inc.                0.06    10.39     (2.93)     467.17    43.250   46.500  40.000      35.54         35.54
JSBA    Jefferson Savings Bancorp        (1.51)    0.49     (0.69)     177.06    30.250   30.625  27.750      23.96         18.59
JXSB    Jacksonville Savings Bk (MHC)    (2.65)    4.01     (3.57)      28.63    17.000   17.625  16.000      13.42         13.42
JXVL    Jacksonville Bancorp Inc.        14.35       NA     15.21       41.61    15.063   15.125  13.250      13.55         13.55
KFBI    Klamath First Bancorp            25.78    18.17      1.32      199.12    19.125   19.125  16.500      15.57         15.57
KNK     Kankakee Bancorp Inc.            (0.82)    5.30     (0.49)      42.93    29.375   30.000  26.625      26.59         24.99
KSAV    KS Bancorp Inc.                  21.31    23.98      8.91       16.38    19.125   19.125  15.375      16.21         16.20
KSBK    KSB Bancorp Inc.                 16.84    27.85     (1.43)      15.48    14.667   14.667   9.000       8.46          8.00
KYF     Kentucky First Bancorp Inc.       0.16     0.61      6.43       16.82    10.750   11.500  10.563      11.16         11.16
LARK    Landmark Bancshares Inc.          7.69    22.51    (16.02)      46.62    20.000   20.125  18.750      18.39         18.39
LARL    Laurel Capital Group Inc.         6.54     1.92      9.89       33.91    21.125   22.500  20.125      14.74         14.74
LFBI    Little Falls Bancorp Inc.        (4.48)   19.59     (4.22)      44.01    15.625   15.625  12.750      14.51         13.40
LFCO    Life Financial Corp.             95.32   320.23     17.46      110.01    13.500   13.500  13.375       6.83          6.83
LFED    Leeds Federal Savings Bk (MHC)    5.16    25.81      2.84      104.51    18.000   19.000  15.500      13.21         13.21
LIFB    Life Bancorp Inc.                22.84     6.04     (0.15)     241.87    25.875   26.125  16.875      15.94         15.48
LISB    Long Island Bancorp Inc.          6.50     6.21      4.26    1,060.60    36.313   36.688  33.000      22.17         21.95
LOGN    Logansport Financial Corp.       19.44    18.11      6.81       19.22    13.250   14.000  12.500      12.66         12.66
LONF    London Financial Corporation      3.19     7.03      3.79        7.65    14.750   17.500  14.625      14.60         14.60
LSBI    LSB Financial Corp.              12.96    22.09     13.80       20.39    20.250   20.875  19.048      19.80         19.80
LSBX    Lawrence Savings Bank            28.40     9.63     (4.97)      51.14    11.250   11.250   9.125       7.45          7.45
LVSB    Lakeview Financial                8.35    21.39     13.52       79.93    27.625   33.500  27.625      19.91         15.92
LXMO    Lexington B&L Financial Corp.    (3.43)    5.15     (2.59)      18.22    16.625   16.625  14.125      14.73         14.73
MAFB    MAF Bancorp Inc.                 10.51    10.62      1.85      488.94    27.917   28.417  24.833      16.79         14.67
MARN    Marion Capital Holdings          (2.55)    1.72      2.08       41.55    23.250   23.250  21.250      22.09         22.09
MASB    MASSBANK Corp.                    1.91     6.67      1.78      141.00    47.750   47.750  39.875      35.92         35.92
MBB     MSB Bancorp Inc.                  1.59    14.80     (4.83)      67.37    20.125   20.125  16.375      21.15         10.38
MBBC    Monterey Bay Bancorp Inc.        (9.06)   32.79      1.56       53.91    16.875   17.000  15.500      15.46         14.25
MBLF    MBLA Financial Corp.             47.75    35.74     14.26       30.19    23.500   24.750  20.250      21.98         21.98
MBSP    Mitchell Bancorp Inc.           (10.10)   11.81    (11.09)      15.94    16.375   16.750  15.250      15.39         15.39
MCBN    Mid-Coast Bancorp Inc.            5.53     4.76      1.99        5.81    19.500   19.500  18.500      22.10         22.10
MCBS    Mid Continent Bancshares Inc.    40.33    52.18     23.34       73.92    28.500   28.500  25.250      19.93         19.93
MDBK    Medford Savings Bank              7.01     1.20     12.92      146.45    29.250   30.500  24.750      21.24         19.79
MECH    Mechanics Savings Bank           17.79    18.96     12.93      127.62    18.875   19.000  17.000      15.93         15.93

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
MERI    Meritrust Federal SB             (0.19)    5.53     (1.73)      33.97    40.000   41.500  34.000      24.21         24.21
METF    Metropolitan Financial Corp.      7.05     9.38      3.41       63.90    15.500   16.250  10.750       9.22          8.34
MFBC    MFB Corp.                        23.82    28.26     10.27       38.87    19.000   19.750  18.750      20.05         20.05
MFCX    Marshalltown Financial Corp.      1.32     5.95      1.51       23.64    15.500   16.625  15.000      14.22         14.22
MFFC    Milton Federal Financial Corp.   47.28    21.70      8.37       32.56    13.750   14.250  13.250      12.26         12.26
MFLR    Mayflower Co-operative Bank       3.15    (3.26)    (1.61)      17.59    19.500   19.500  15.750      13.67         13.44
MFSL    Maryland Federal Bancorp         10.27     6.13      9.34      146.06    37.750   38.250  34.375      30.22         29.84
MGNL    Magna Bancorp Inc.               (8.64)   11.70      1.64      371.37    27.375   27.375  16.750      10.06          9.79
MIFC    Mid-Iowa Financial Corp.          6.37     5.71    (20.09)      16.14     9.000    9.000   7.313       7.00          6.99
MIVI    Mississippi View Holding Co.      0.11     2.93     (4.23)      13.00    14.625   15.625  14.000      16.09         16.09
MLBC    ML Bancorp Inc.                  22.74    25.94     13.85      217.93    19.375   20.250  15.000      13.68         13.44
MONT    Montgomery Financial Corp.       (4.21)   (0.09)     1.79       19.84    13.000   13.000  11.000         NA            NA
MRKF    Market Financial Corp.            1.67     7.09     (2.17)      18.95    13.750   13.750  12.250      14.83         14.83
MSBF    MSB Financial Inc.               (4.93)   20.07      3.19       16.86    11.625   11.625  10.375      10.17         10.17
MSBK    Mutual Savings Bank FSB           6.56    35.02     (2.77)      55.56    10.125   10.125   6.500       9.57          9.57
MWBI    Midwest Bancshares Inc.          21.69    22.23      8.97       12.25    32.000   32.000  28.000      29.06         29.06
MWBX    MetroWest Bank                    8.36    12.49      9.76       93.32     5.750    5.750   4.625       3.02          3.02
MWFD    Midwest Federal Financial        11.90    11.95      7.45       34.59    19.750   20.750  17.625      11.21         10.81
NASB    North American Savings Bank      27.47    19.39     10.55      116.29    47.750   47.750  38.000      25.37         24.52
NBN     Northeast Bancorp                15.21    19.97     32.77       21.89    13.750   14.250  13.250      13.49         11.66
NBSI    North Bancshares Inc.            (1.42)   18.04     (2.72)      22.11    19.750   20.125  19.125      16.96         16.96
NEIB    Northeast Indiana Bancorp         7.95    11.72    (17.19)      29.97    14.750   16.000  13.250      15.19         15.19
NHTB    New Hampshire Thrift Bncshrs      2.86     4.58     (0.83)      40.51    15.250   15.500  11.750      11.78         10.03
NASB    NewMil Bancorp Inc.               7.63     6.23      9.63       49.84    11.500   11.500   8.875       8.27          8.27
NSLB    NS&L Bancorp Inc.                11.17    15.69     12.96       13.27    17.250   17.250  16.250      16.51         16.51
NSSB    Norwich Financial Corp.           6.54     1.20      1.40      150.89    21.625   22.625  18.500      14.70         13.27
NSSY    Norwalk Savings Society          30.00    17.10     10.97       87.97    30.250   31.000  23.000      21.54         20.84
NTMG    Nutmeg Federal S&LA              37.56    19.71     42.17        8.12     8.750    8.750   7.000       7.72          7.72
NWEQ    Northwest Equity Corp.            7.55     2.11     10.76       13.52    15.000   15.000  13.750      14.23         14.23
NWSB    Northwest Savings Bank (MHC)     18.78    13.15      4.43      596.09    15.500   15.625  14.250       8.49          7.99
NYB     New York Bancorp Inc.            13.69    13.52     (4.27)     672.03    26.063   26.156  20.813       7.73          7.73
OCFC    Ocean Financial Corp.            17.38    15.42      6.41      280.02    35.250   35.250  27.625      27.35         27.35
OCN     Ocwen Financial Corp.            20.74     9.68     17.42    1,169.13    32.625   32.625  26.000       9.10          8.69
OFCP    Ottawa Financial Corp.            1.12     5.14      0.16      126.51    22.375   22.75   20.5        15.31         12.29
OHSL    OHSL Financial Corp.              0.39     6.88      1.91       28.85    25.250   25.250  22.625      21.21         21.21
PALM    Palfed Inc.                       5.59     6.78      7.83       94.45    16.750   17.500  15.250      10.37         10.37
PAMM    PacificAmerica Money Center      84.64   179.12     73.21       86.44    16.000   16.000  12.000      15.45         15.45
PBCI    Pamrapo Bancorp Inc.              3.95    (1.82)     1.96       61.12    21.000   21.000  18.500      16.62         16.49
PBCT    People's Bank (MHC)              17.61    20.50     13.00    1,793.44    25.875   26.875  19.000      10.93         10.92
PBHC    Oswego City Savings Bk (MHC)      1.10     6.51      0.08       37.37    13.000   14.000  10.875      11.68          9.72
PBKB    People's Bancshares Inc.         26.90    17.58      8.82       54.40    15.250   15.250  11.625       9.31          8.96
PCBC    Perry County Financial Corp.      6.98    29.54     (9.68)      17.59    20.000   20.000  18.750      18.81         18.81
PCCI    Pacific Crest Capital            33.12    20.80     26.80       44.81    13.250   13.375  12.250       8.95          8.95
PDB     Piedmont Bancorp Inc.            14.32    16.98     14.36       29.23    10.250   11.000  10.125       7.42          7.42
PEEK    Peekskill Financial Corp.        (0.07)   13.15     (0.90)      52.29    15.000   15.250  13.375      14.71         14.71
PERM    Permanent Bancorp Inc.            9.01     7.97      4.25       49.89    24.250   25.500  20.750      19.74         19.45
PERT    Perpetual Bank (MHC)             17.16    23.38     17.24       79.74    29.500   29.750  24.125      20.14         20.14
PETE    Primary Bank                     (3.70)    9.14      4.37       56.13    25.250   25.250  16.750      14.33         14.31
PFDC    Peoples Bancorp                   6.10     9.75      5.30       57.99    23.000   23.000  21.750      19.23         19.23
PFED    Park Bancorp Inc.                (5.42)   13.88      1.51       41.33    16.250   16.625  14.250      16.27         16.27
PFFB    PFF Bancorp Inc.                 15.09    10.01      2.97      353.59    18.750   18.750  13.625      14.51         14.36
PFFC    Peoples Financial Corp.         (14.28)   33.49    (17.68)      24.73    15.625   15.625  15.000      15.78         15.78
PFNC    Progress Financial Corp.         18.28    29.14    (10.37)      57.57    10.500   10.500   8.063       5.83          5.15
PFSB    PennFed Financial Services Inc   22.15    21.80     13.86      144.66    27.250   27.500  22.250      21.83         18.26
PFSL    Pocahontas FS&LA (MHC)            5.83    20.02     53.05       46.52    20.750   20.750  17.750      14.76         14.76
PHBK    Peoples Heritage Finl Group       9.76    12.80      6.55    1,084.56    37.875   37.875  27.500      15.77         13.29
PHFC    Pittsburgh Home Financial Corp   32.52    30.99      3.11       37.30    15.250   15.250  14.000      14.21         14.05
PHSB    Peoples Home Savings Bk (MHC)       NA       NA        NA       39.30        NA       NA      NA         NA            NA
PKPS    Poughkeepsie Financial Corp.      8.85     0.57     11.49       99.18     7.313    7.313   5.438       5.85          5.85
PLSK    Pulaski Savings Bank (MHC)      (31.49)    7.56      2.32       35.97    13.875   13.875  11.500      10.20         10.20
PMFI    Perpetual Midwest Financial      (0.55)   19.50     18.59       39.30    19.125   20.500  19.000      18.00         18.00
PRBC    Prestige Bancorp Inc.            28.03    40.04      7.42       15.55    15.625   16.125  15.500      16.51         16.51
PROV    Provident Financial Holdings      4.47    22.74      5.00       98.10    16.625   17.250  14.125      17.37         17.37
PSBK    Progressive Bank Inc.             0.53     1.26      1.51      125.14    31.500   31.500  23.375      19.67         17.57

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.    6.23     4.89      0.75       29.01        NA       NA      NA         NA            NA
PSFI    PS Financial Inc.                40.17     9.02      1.51       33.82    14.500   14.875  12.875      14.66         14.66
PTRS    Potters Financial Corp.          14.60    35.62      5.91       12.16    22.000   22.000  19.000      21.97         21.97
PULB    Pulaski Bank, Svgs Bank (MHC)     5.41    13         1.08       55.23    18.375   19.625  17.375      11.23         11.23
PULS    Pulse Bancorp                     3.31   (20.62)     3.22       66.23    20.250   20.250  17.875      13.63         13.63
PVFC    PVF Capital Corp.                 9.98    11.72     (6.62)      52.39    15.227   16.364  13.636       9.79          9.79
PVSA    Parkvale Financial Corporation    7.67    23.74      6.42      122.67    27.625   28.750  26.000      18.54         18.40
PWBC    PennFirst Bancorp Inc.           62.71   191.09     64.83       82.90    14.432   14.432  12.273      12.44         11.63
PWBK    Pennwood Bancorp Inc.            17.13    87.45     (6.53)       9.71    15.250   15.250  13.750      15.05         15.05
QCBC    Quaker City Bancorp Inc.         10.53     4.53      5.35       97.59    17.563   17.563  14.400      14.94         14.93
QCFB    QCF Bancorp Inc.                  7.39     5.36      8.18       35.66    19.125   19.750  17.500      18.98         18.98
QCSB    Queens County Bancorp Inc.       27.27    33.51      3.33      549.64    45.5     48      35.667      19.83         19.83
RARB    Raritan Bancorp Inc.              4.57    11.49      4.06       57.88    19.667   20.500  16.333      12.48         12.28
RCSB    RCSB Financial Inc.               7.14    34.51     (4.30)     756.70    40.938   41.125  29.500      21.42         20.90
REDF    RedFed Bancorp Inc.               1.57     6.52      2.92      124.65    16.375   16.500  12.375      10.75         10.71
RELI    Reliance Bancshares Inc.          1.48     8.90     (9.95)      21.49     8.375    8.375   7.125       9.08          9.08
RELY    Reliance Bancorp Inc.            10.37    22.03      8.95      280.84    29.438   29.438  22.000      18.54         13.36
RIVR    River Valley Bancorp              6.12    15.39     (8.90)      19.64    14.750   15.000  13.625      14.62         14.40
ROSE    TR Financial Corp.               17.33    23.78     (1.04)     475.30    25.188   25.938  16.688      13.45         13.45
RSLN    Roslyn Bancorp Inc.              43.50    21.00     11.00      992.87    22.875   22.875  15.875      14.58         14.51
RVSB    Riverview Savings Bank (MHC)      9.39     6.78     (1.87)      67.11    21.000   24.000  18.000      10.67          9.74
SBFL    SB of the Finger Lakes (MHC)      7.29    28.39     40.07       44.63    17.250   17.250  14.750      11.63         11.63
SBOS    Boston Bancorp (The)            (36.27)  (23.33)     3.59          NA    41.750   42.250  36.250      40.29         40.29
SCBS    Southern Community Bancshares     1.51    17.18      4.60       18.06    14.625   14.625  13.500      13.19         13.19
SCCB    S. Carolina Community Bancshrs    4.29     3.05      6.45       16.55    19.000   20.500  15.000      17.11         17.11
SECP    Security Capital Corp.            2.90     3.23      6.64      973.78    94.500   96.750  83.750      60.81         60.81
SFED    SFS Bancorp Inc.                  9.50    19.07     10.05       24.31    16.750   17.375  16.000      17.44         17.44
SFFC    StateFed Financial Corporation    1.86       NA     (2.49)      17.24    19.000   19.125  18.000      19.44         19.44
SFIN    Statewide Financial Corp.        (2.46)    0.42     (8.90)      92.74    18.000   18.125  14.750      13.90         13.87
SFNB    Security First Network Bank      (4.66)  194.17     56.30      103.44     6.875    9.375   5.500       3.02          2.97
SFSB    SuburbFed Financial Corp.        18.54    32.89     (9.84)      34.71    26.500   26.500  22.250      21.92         21.84
SFSL    Security First Corp.             11.64    11.06     17.79      134.58    15.000   15.000  12.000       8.12          7.99
SGVB    SGV Bancorp Inc.                  9.57    (4.62)     9.05       35.72    13.969   14.250  11.375      12.77         12.56
SHEN    First Shenango Bancorp Inc.      10.48     7.31     (1.56)      57.76    26.250   26.750  21.750      21.75         21.75
SISB    SIS Bancorp Inc.                  8.78    18.67      3.39      172.88    29.250   29.625  23.375      18.31         18.31
SKAN    Skaneateles Bancorp Inc.         10.39     7.16      9.26       22.19    20.750   20.750  18.375      17.79         17.24
SKBO    First Carnegie Deposit (MHC)    (37.91)    2.27    (45.05)      36.80    14.500   14.750  11.625      10.52         10.52
SMBC    Southern Missouri Bancorp Inc.   15.12    12.75     18.77       28.05    16.250   17.250  14.250      15.85         15.85
SMFC    Sho-Me Financial Corp.           31.93    33.48     17.51       58.45    38.000   40.250  28.750      21.62         21.62
SOBI    Sobieski Bancorp Inc.            13.53    23.75      2.65       12.59    14.750   15.250  14.500      17.24         17.24
SOPN    First Savings Bancorp Inc.       34.07    10.93      3.92       74.50    22.250   24.000  19.375      18.26         18.26
SOSA    Somerset Savings Bank            (5.86)   (0.69)     4.74       65.04     2.750    2.750   2.250       1.96          1.96
SPBC    St. Paul Bancorp Inc             11.28    25.35    (11.78)     819.96    22.083   22.833  17.583      11.67         11.64
SRN     Southern Banc Company Inc.       (1.01)      NA     (2.00)      19.99    14.375   14.625  13.125      14.42         14.27
SSB     Scotland Bancorp Inc              3.22     5.11     (0.43)      36.84    16.125   16.375  14.875      13.45         13.45
SSFC    South Street Financial Corp.      4.95    (0.72)     3.47       83.19    16.500   16.750  15.125      14.69         14.69
SSM     Stone Street Bancorp Inc.         2.37     4.18      3.00       40.69    21.813   27.250  20.938      16.13         16.13
STFR    St. Francis Capital Corp.        16.86    12.05     14.11      197.54    38.750   38.750  29.000      24.18         21.37
STND    Standard Financial Inc.          13.79    15.67     12.84      415.31    24.5     25      22.625      17.11         17.08
STSA    Sterling Financial Corp.         33.18     5.92     12.10      112.72    18.625   19.000  15.250      12.17         10.61
SVRN    Sovereign Bancorp Inc.           23.89    15.76      8.38    1,388.65    15.250   15.250  11.375       6.85          5.16
SWBI    Southwest Bancshares              7.28     8.40      0.36       53.67    20.750   21.000  18.750      15.68         15.68
SWCB    Sandwich Co-operative Bank       22.43    18.37     17.61       68.95    30.500   32.000  27.250      20.83         19.94
SZB     SouthFirst Bancshares Inc.       18.83    27.83     (7.99)      13.56    16.000   16.000  13.875      16.06         16.06
TBK     Tolland Bank                      1.54     2.61      9.30       27.89    14.813   15.000  10.406      10.60         10.30
THR     Three Rivers Financial Corp.      8.49     7.37     (2.48)      13.28    14.375   15.250  13.750      15.23         15.17
THRD    TF Financial Corporation         (2.25)   (2.53)    (0.05)      83.70    19.625   19.625  16.625      18.86         16.54
TPNZ    Tappan Zee Financial Inc.         7.58     7.34     10.33       26.01    17.500   17.500  14.000      14.11         14.11
TRIC    Tri-County Bancorp Inc.          16.20    16.29    (16.91)      14.31    21.250   21.250  18.500      22.51         22.51
TSBS    Peoples Bancorp Inc. (MHC)        2.97     3.26      2.49      271.11    19.125   20.375  18.000      11.79         10.82
TSH     Teche Holding Co.                12.90    10.35      8.74       63.16    19.000   19.375  15.500      15.53         15.53
TWIN    Twin City Bancorp                10.94    (1.63)    22.95       17.28    19.375   19.750  18.000      16.17         16.17
UBMT    United Financial Corp.           (7.88)  (14.32)   (15.43)      29.36    22.250   22.250  19.000      20.10         20.10
UFRM    United Federal Savings Bank       7.92    39.04      5.87       35.35    11.750   12.000   9.500       6.70          6.70

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
USAB    USABancshares, Inc.              91.62    62.27     98.30        6.06     7.406    8.063   6.563       6.44          6.32
VABF    Virginia Beach Fed. Financial     6.88    11.60    (23.99)      69.67    13.375   13.500   9.750       8.50          8.50
VFFC    Virginia First Financial Corp.    4.34     6.36     10.44      139.02    14.750   16.250  12.375      11.35         10.96
WAMU    Washington Mutual Inc.           23.56     1.26     (5.19)  16,113.22    59.750   62.688  45.375      20.60         19.55
WAYN    Wayne Savings & Loan Co. (MHC)    3.26    (1.50)     2.58       50.58    17.000   18.500  17.000      10.45         10.45
WBST    Webster Financial Corp.          25.80     4.83     (4.69)     759.43    45.500   45.500  35.250      24.91         21.28
WCBI    Westco Bancorp                    2.18    10.98      2.88       65.62    26.375   26.375  22.000      19.18         19.18
WCFB    Webster City Federal SB (MHC)     6.61     8.04      9.78       37.28    15.500   15.500  13.750      10.54         10.54
WEFC    Wells Financial Corp.             0.30     6.90     (3.41)      32.33    15.000   15.500  14.000      14.63         14.63
WEHO    Westwood Homestead Fin. Corp.    14.46    32.24     17.47       43.33    14.500   14.500  12.500      14.17         14.17
WES     Westcorp                         32.00    11.06     18.45      571.39    18.375   19.000  13.250      12.71         12.68
WFI     Winton Financial Corp.           13.31    12.98      7.75       32.27    13.125   14.500  12.000      11.36         11.12
WFSG    Wilshire Financial Services      36.91    19.19    (15.25)     164.65    16.25    16.25   13.5         9.11          9.11
WFSL    Washington Federal Inc.          (1.98)    2.68      5.26    1,317.25    25.688   27.688  22.500      14.66         13.39
WHGB    WHG Bancshares Corp.              7.22     4.57     12.00       23.03    15.250   15.250  13.750      14.16         14.16
WOFC    Western Ohio Financial Corp.     (3.57)   11.67      2.77       56.72    21.250   22.250  21.000      23.38         21.80
WRNB    Warren Bancorp Inc.              (3.60)    5.22     (4.97)      69.13    18.000   19.000  15.000       9.82          9.82
WSB     Washington Savings Bank, FSB      2.65     3.38      1.95       30.79     4.938    5.625   4.875       5.05          5.05
WSFS    WSFS Financial Corporation        8.23    26.51     (1.26)     190.21    13.750   13.875  10.625       6.32          6.27
WSTR    WesterFed Financial Corp.         9.95    22.07     (2.23)     125.21    20.500   20.625  17.625      18.74         14.99
WVFC    WVS Financial Corp.              21.15    18.25      6.71       48.71    25.875   27.250  23.500      18.82         18.82
WWFC    Westwood Financial Corporation   12.64     8.18     13.64       13.71    20.750   21.500  17.000      15.76         14.04
WYNE    Wayne Bancorp Inc.               25.41    44.71      8.97       49.84    19.875   20.250  16.000      16.44         16.44
YFCB    Yonkers Financial Corporation     5.19    56.29     12.75       60.04    15.250   15.750  14.375      14.14         14.14
YFED    York Financial Corp.              1.74     2.34      6.30      169.08    19.875   20.000  17.750      14.28         14.28
                                        --------------------------  ----------------------------------------------------------------
        Average                          12.97    17.05      7.56      217.44    20.90    21.45   17.82       15.72         15.24

                                        Balance Sheet Growth as of
                                          The Most Recent Quarter               Market Data as of The Most Recent Quarter
                                        --------------------------  ----------------------------------------------------------------
                                          Asset    Loan    Deposit      MRQ       MRQ      MRQ     MRQ    MRQ Publicly  MRQ Tangible
                                         Growth   Growth   Growth     Market     Price    Price   Price     Reported    Publicly Rep
                                          Rate     Rate     Rate       Value   Per Share   High    Low     Book Value    Book Value
Ticker  Short Name                         (%)      (%)      (%)        ($)       ($)      ($)     ($)         ($)           ($)
--------------------------------------  --------------------------  ----------------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                13.95     6.41     16.03        5.81    23.000   23.000  18.125      23.96         23.96
ATSB    AmTrust Capital Corp.            (6.58)   (2.97)    10.48        6.71    12.125   12.250  10.000      13.72         13.57
CLAS    Classic Bancshares Inc.          (3.13)   21.40     (5.61)      18.43    14.000   14.750  12.250      14.87         12.57
FFDF    FFD Financial Corp.              (4.05)   13.06      1.61       21.46    14.000   14.000  13.000      14.51         14.51
HFFB    Harrodsburg First Fin Bancorp     2.82     2.03      0.46       30.88    14.875   16.000  14.875      15.68         15.68
HZFS    Horizon Financial Svcs Corp.     38.80     1.90      8.56        8.03    19.250   19.500  17.000      19.77         19.77
LXMO    Lexington B&L Financial Corp.    (3.43)    5.15     (2.59)      18.22    16.625   16.625  14.125      14.73         14.73
NBSI    North Bancshares Inc.            (1.42)   18.04     (2.72)      22.11    19.750   20.125  19.125      16.96         16.96
PRBC    Prestige Bancorp Inc.            28.03    40.04      7.42       15.55    15.625   16.125  15.500      16.51         16.51
SOBI    Sobieski Bancorp Inc.            13.53    23.75      2.65       12.59    14.750   15.250  14.500      17.24         17.24
SZB     SouthFirst Bancshares Inc.       18.83    27.83     (7.99)      13.56    16.000   16.000  13.875      16.06         16.06
                                        --------------------------  ----------------------------------------------------------------
        Average                           8.85    14.24      2.57       15.76    16.36    16.69   14.76       16.73         16.51
        Maximum                          38.80    40.04     16.03       30.88    23.00    23.00   19.13       23.96         23.96
        Minimum                          (6.58)   (2.97)    (7.99)       5.81    12.13    12.25   10.00       13.72         12.57

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
CAL     California Federal Bank, a FSB       NA          NA          NA       NA       NA       NA          NA            NA
CCMD    Chevy Chase Bank, FSB                NA          NA          NA       NA       NA       NA          NA            NA
AABC    Access Anytime Bancorp, Inc.      0.000        0.00          NA     7.41    14.77       NA       99.54         99.54
AADV    Advantage Bancorp Inc.            0.889       29.51       17.44    14.27    13.89    36.89      154.96        165.75
ABBK    Abington Bancorp Inc.             1.212       19.90       18.44    12.19    15.00    16.42      176.19        195.61
ABCL    Alliance Bancorp Inc.             1.956       24.76       19.07    12.85    18.34    31.84      144.23        146.04
ABCW    Anchor BanCorp Wisconsin          1.164       18.55        9.23     6.46     7.09    11.27      103.81        105.81
AFBC    Advance Financial Bancorp         2.032          NA          NA    16.49       NA       NA      106.78        106.78
AFCB    Affiliated Community Bancorp      1.803       30.40       15.57    15.79    15.13    17.75      158.96        159.91
AFED    AFSALA Bancorp Inc.               0.985          NA          NA    14.85    17.66       NA      102.07        102.07
AFFFZ   America First Financial Fund      3.975       34.33        7.30    11.04    10.94     8.64      138.94        140.69
AHCI    Ambanc Holding Co.                1.280        0.00          NA    14.15    27.90       NA      109.34        109.34
AHM     Ahmanson & Company (H.F.)         1.609       49.72       19.46    11.20    13.54    30.90      268.74        315.39
ALBC    Albion Banc Corp.                 1.376      114.81       23.97     8.47    29.06    86.11       97.04         97.04
ALBK    ALBANK Financial Corp.            1.811       27.01       15.35    14.15    14.61    18.84      153.77        175.96
AMFC    AMB Financial Corp.               1.655       35.82       21.32    14.84    13.43    21.64       99.18         99.18
ANA     Acadiana Bancshares Inc.          1.650          NA          NA    22.31    20.97       NA      128.46        128.46
ANBK    American National Bancorp         0.611       23.68       22.56    14.03    17.52    51.64      150.04        150.04
ANDB    Andover Bancorp Inc.              2.194       23.06       11.65    12.76    12.50    12.02      158.32        158.32
ASBI    Ameriana Bancorp                  2.943       79.73       21.32    17.66    20.14    29.39      161.23        161.35
ASBP    ASB Financial Corp.               3.048          NA       21.88    20.12    17.27    31.25      129.31        129.31
ASFC    Astoria Financial Corp.           1.220       25.13       17.38    13.46    17.08    25.75      172.05        204.86
ATSB    AmTrust Capital Corp.             1.569       11.36       47.22     9.45    21.25    28.98       92.93         93.96
AVND    Avondale Financial Corp.          0.000        0.00          NA     8.42     5.63       NA       92.27         92.27
BANC    BankAtlantic Bancorp Inc.         1.056      973.67       18.38    10.29    13.02    15.82      183.02        222.82
BDJI    First Federal Bancorporation      0.000        0.00       19.61    13.19    16.19    36.85      121.38        121.38
BFD     BostonFed Bancorp Inc.            1.474       28.95       19.59    11.58    15.83    25.00      123.62        127.86
BFFC    Big Foot Financial Corp.          0.000          NA          NA    21.01    27.73       NA      123.69        123.69
BFSB    Bedford Bancshares Inc.           2.333       41.32       15.38    20.24    15.79    19.83      135.21        135.21
BKC     American Bank of Connecticut      3.892       50.16       14.07    14.08    11.42    12.05      169.96        177.03
BKCT    Bancorp Connecticut Inc.          3.077       41.37       17.47    19.22    14.77    16.50      187.54        187.54
BKUNA   BankUnited Financial Corp.        0.000        0.00       21.71     6.07    22.10    45.83      163.04        201.22
BNKU    Bank United Corp.                 1.370          NA          NA    11.29    18.92       NA      221.66        227.21
BPLS    Bank Plus Corp.                   0.000        0.00          NA     6.25    15.89       NA      123.39        123.65
BSBC    Branford Savings Bank             1.580       19.35       16.33    17.80    15.82    16.33      191.78        191.78
BTHL    Bethel Bancorp                    2.560       20.83       16.89     6.89    16.45    13.02       91.17        108.60
BVCC    Bay View Capital Corp.            1.208       33.51       17.79    11.11    19.49    28.19      175.26        208.83
BWFC    Bank West Financial Corp.         1.753       53.85       38.83    20.56    21.73    35.10      141.69        141.69
BYFC    Broadway Financial Corp.          1.818          NA       26.83     7.52    17.19       NA       75.09         75.09
CAFI    Camco Financial Corp.             2.790       44.02       13.25    11.65     9.86    16.75      121.74        131.97
CAPS    Capital Savings Bancorp Inc.      1.524       27.78       14.19    12.29    12.70    19.44      139.63        139.63
CASB    Cascade Financial Corp.           0.000        0.00       20.63     9.08    16.25    30.95      148.06        148.06
CASH    First Midwest Financial Inc.      1.920       35.76       13.59    13.68    14.20    19.53      120.04        135.48
CATB    Catskill Financial Corp.          1.723       17.07       20.06    26.98    19.35    19.82      107.76        107.76
CBCI    Calumet Bancorp Inc.              0.000        0.00       15.12    18.07    11.81    17.93      116.53        116.53
CBES    CBES Bancorp Inc.                 2.254          NA          NA    19.11    16.44       NA      103.92        103.92
CBK     Citizens First Financial Corp.    0.000        0.00       33.56    17.31    28.32    64.73      112.30        112.30
CBSA    Coastal Bancorp Inc.              1.600       29.79       12.99     5.03    13.64    21.28      152.83        183.82
CBSB    Charter Financial Inc.            1.580       26.92       19.1     21.37    11.25    19.47      147.70        166.94
CCFH    CCF Holding Company               3.235          NA          NA    13.83   212.50       NA      118.38        118.38
CEBK    Central Co-operative Bank         1.542       16.44       14.12    11.84    16.73    14.21      119.25        133.27
CENB    Century Bancorp Inc.              2.516          NA          NA    32.40    16.99       NA      108.24        108.24
CENF    CENFED Financial Corp.            1.002       17.04       13.12     8.97    14.04    18.72      172.36        172.70
CFB     Commercial Federal Corp.          0.609       13.77       16.20    13.97    14.74    22.89      232.68        262.41
CFBC    Community First Banking Co.       0.000          NA          NA       NA       NA       NA          NA            NA
CFCP    Coastal Financial Corp.           1.485       37.09       25       22.38    19.56    26.65      362.48        362.48
CFFC    Community Financial Corp.         2.575       40.91       12.87    15.81    13.94    16.48      115.32        115.32
CFNC    Carolina Fincorp Inc.             1.362          NA          NA    29.26    23.19       NA      128.28        128.28
CFSB    CFSB Bancorp Inc.                 2.264       39.12       16.67    15.97    12.74    20.54      209.49        209.49
CFTP    Community Federal Bancorp         1.739      444.44       22.70    38.20    28.75    27.38      123.57        123.57
CFX     CFX Corp.                         4.241       75.27       15.26    14.67    14.02    18.36      197.24        210.87
CIBI    Community Investors Bancorp       2.065       40.42       15.66    15.61    14.90    23.48      129.60        129.60
CKFB    CKF Bancorp Inc.                  2.632      118.03       21.11    28.91     8.48    15.57      111.96        111.96
CLAS    Classic Bancshares Inc.           1.982       36.36       19.35    14.12    17.66    25.68       94.99        112.37

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
CMRN    Cameron Financial Corp            1.566       35.44       17.88    22.56    17.88    22.63      104.05        104.05
CMSB    Commonwealth Bancorp Inc.         1.617       36.11       20.86    12.93    18.82    24.05      134.31        171.76
CMSV    Community Savings FA (MHC)        2.748      116.44       29.50    23.82    30.32    44.86      205.33        205.33
CNIT    CENIT Bancorp Inc.                2.030       42.99       16.09    11.45    13.68    22.29      158.26        172.32
CNSB    CNS Bancorp Inc.                  1.371       55.56       35.71    29.42    31.25    64.81      117.92        117.92
CNY     Carver Bancorp Inc.               1.675          NA          NA     6.68    21.32       NA       79.96         83.37
COFI    Charter One Financial             1.768       32.07       15.50    17.94    14.73    19.50      267.44        285.67
CONE    Conestoga Bancorp, Inc.              NA       28.17          NA       NA       NA       NA          NA            NA
COOP    Cooperative Bankshares Inc.       0.000        0          82.35    11.85    20.59       NA      155.30        155.30
CRZY    Crazy Woman Creek Bancorp         2.759       70.18       20.71    25.51    19.08    25.44       98.77         98.77
CSA     Coast Savings Financial           0.000        0.00       20.85    10.15    19.09    54.53      206.26        208.95
CSBF    CSB Financial Group Inc.          0.000        0.00       43.98    22.90    49.48    69.85       91.42         96.78
CTZN    CitFed Bancorp Inc.               0.774       15.60       17.68    12.97    15.5     24.73      203.68        226.17
CVAL    Chester Valley Bancorp Inc.       1.996       39.76       15.91    13.36    14.58    22.58      159.70        159.70
DCBI    Delphos Citizens Bancorp Inc.     0.000          NA          NA    32.34    17.71       NA      113.86        113.86
DIBK    Dime Financial Corp.              1.356       12.68       10.89    17.38     9.58    10.69      218.20        225.54
DIME    Dime Community Bancorp Inc.       0.932        4.79       19.71    19.23    22.99    20.55      132.46        153.77
DME     Dime Bancorp Inc.                 0.795        3.92       15.60    10.39    19.35    19.73      197.11        206.62
DNFC    D & N Financial Corp.             0.952        0.00       15.00    10.69    12.50    19.81      193.73        195.90
DSL     Downey Financial Corp.            1.391       36.74       16.20    10.45    18.55    27.38      150.72        152.82
EBSI    Eagle Bancshares                  3.582       95.24       16.26    11.17    15.51    26.59      134.54        134.54
EFBC    Empire Federal Bancorp Inc.       1.905          NA          NA    37.61    23.16       NA      100.64        100.64
EFBI    Enterprise Federal Bancorp        5.128      163.04       18.57    14.76    17.41    21.2       123.50        123.57
EGFC    Eagle Financial Corp.             2.778      187.76       23.23    11.23       NA    73.47      163.49        209.42
EGLB    Eagle BancGroup Inc.              0.000          NA          NA    11.81    29.69       NA       99.61         99.61
EIRE    Emerald Isle Bancorp Inc.         1.109       17.62       15.88    13.34    15.03    16.72      188.57        188.57
EMLD    Emerald Financial Corp.           1.730       29.63       13.88    11.64    11.56    17.13      153.65        156.07
EQSB    Equitable Federal Savings Bank    0.000        0          11.36     7.33    11.3     18.2       145.35        145.35
ESBK    Elmira Savings Bank (The)         2.639       56.14       21.85     7.52    16.84    21.27      117.04        122.04
ESX     Essex Bancorp Inc.                0.000        0.00          NA     1.08       NA       NA      395.51        625.16
ETFS    East Texas Financial Services     1.046       51.28       27.32    17.40    23.91    49.04       95.77         95.77
FAB     FirstFed America Bancorp Inc.     0.000          NA          NA    17.27    25.31       NA      131.92        131.92
FBBC    First Bell Bancorp Inc.           2.510      336.63       13.86    14.53    12.85    15.78      147.85        147.85
FBCI    Fidelity Bancorp Inc.             1.430       29.17       17.08    12.75    15.12    23.31      122.80        123.07
FBCV    1ST Bancorp                       1.143       33.37       68.63     9.03    11.51    29.91      109.38        111.64
FBER    1st Bergen Bancorp                1.081       28.57       26.81    19.49    22.02    44.05      137.34        137.34
FBHC    Fort Bend Holding Corp.           1.147       38.89       23.56     9.05    17.79    48.44      150.13        161.16
FBNW    FirstBank Corp.                   0.000          NA          NA       NA       NA       NA          NA            NA
FBSI    First Bancshares Inc.             0.825       16.13       16.17    16.20    16.39    19.56      119.63        119.81
FCB     Falmouth Co-Operative Bank        1.159       28.85       34.50    26.74    35.94    33.17      112.01        112.01
FCBF    FCB Financial Corp.               2.991       80.00       22.48    20.71    33.44    29.72      142.29        142.29
FCME    First Coastal Corp.               0.000        0           2.45     9.59    10.75     2.38      103.86        103.86
FDEF    First Defiance Financial          2.169       72.09       26.34    24.95    23.05    34.30      117.06        117.06
FED     FirstFed Financial Corp.          0.000        0          17.18     8.8     17.44    31.42      182.21        184.23
FESX    First Essex Bancorp Inc.          2.667       33.10       14.17    10.85    13.64    12.41      155.57        179.10
FFBA    First Colorado Bancorp Inc.       2.339       46.91       17.10    20.63    16.80    23.23      159.57        161.76
FFBH    First Federal Bancshares of AR    1.133       11.49       18.59    19.38    18.27    24.35      129.51        129.51
FFBI    First Financial Bancorp Inc.      0.000        0.00       21.35     9.33       NA       NA      107.83        107.83
FFBS    FFBS BanCorp Inc.                 2.174       51.55       18.70    27.39    23.00    23.71      135.53        135.53
FFBZ    First Federal Bancorp Inc.        1.297       29.38       17.45    14.45    13.21    23.13      209.99        210.23
FFCH    First Financial Holdings Inc.     2.095       48.61       16.53    13.11    15.08    23.87      214.44        214.44
FFDB    FirstFed Bancorp Inc.             2.817       61.05       13.45    11.54    13.05    20.64      122.58        134.47
FFDF    FFD Financial Corp.               2.034          NA          NA    25.16    26.34       NA      101.65        101.65
FFED    Fidelity Federal Bancorp          4.267      466.67       34.72     9.33    11.72    62.5       181.33        181.33
FFES    First Federal of East Hartford    1.750       40.27       13.94     9.33    16.80    23.01      145.07        145.07
FFFC    FFVA Financial Corp.              1.600       34.92       20.00    24.27    17.86    23.81      172.31        176.06
FFFD    North Central Bancshares Inc.     1.504       25.77       14.98    25.44    13.85    17.14      112.26        112.26
FFFG    F.F.O. Financial Group Inc.       0.000        0.00       18.94    16.34    19.53    23.15      243.19        243.19
FFFL    Fidelity Bankshares Inc. (MHC)    3.186      160.00       35.31    19.14    32.10    56.50      228.56        230.24
FFHC    First Financial Corp.             1.832       39.04       16.62    19.99    15.16    22.43      280.63        288.04
FFHH    FSF Financial Corp.               2.817       61.73       17.75    14.23    15.30    21.91      110.66        110.66
FFHS    First Franklin Corporation        1.620       91.43       16.74    10.37    13.72    56.43      115.03        115.77
FFIC    Flushing Financial Corp.          1.094       18.75       22.62    20.35    18.91    22.85      131.52        131.52
FFKY    First Federal Financial Corp.     2.575       43.86       16.11    24.03    14.31    19.08      175.40        186.38

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
FFLC    FFLC Bancorp Inc.                 1.512       43.14       21.90    19.01    20.35    31.13      140.99        140.99
FFOH    Fidelity Financial of Ohio        1.750       46.15       19.28    17.01    17.39    30.77      131.47        148.98
FFPB    First Palm Beach Bancorp Inc.     1.714          NA          NA    10.57    19.02       NA      160.85        164.86
FFSL    First Independence Corp.          1.818       50.00       19.37    12.36    19.10    30.56      118.53        118.53
FFSX    First Fed SB of Siouxland(MHC)    1.714       67.99       23.53    16.90    23.33    40.58      203.78        205.58
FFWC    FFW Corp.                         2.441       33.16       12.45    11.65    13.41    15.53      122.36        135.76
FFWD    Wood Bancorp Inc.                 2.540       31.54       17.90    20.36    14.58    21.28      165.44        165.44
FFYF    FFY Financial Corp.               2.593       56.72       16.17    18.67    13.50    22.69      136.16        136.16
FGHC    First Georgia Holding Inc.        0.688       17.77       20.95    15.13    16.15    25.83      184.09        200.78
FIBC    Financial Bancorp Inc.            1.739       38.46       14.56    14.02    14.38    25.27      149.84        150.62
FISB    First Indiana Corporation         2.087       40.35          NA    15.97    15.54    20.00      167.03        169.12
FKFS    First Keystone Financial          0.702       10.42       13.97    10.91    11.88    19.79      149.29        149.29
FKKY    Frankfort First Bancorp Inc.      3.273          NA       47.83    27.24       NA       NA      158.50        158.50
FLAG    FLAG Financial Corp.              2.230          NA      108.93    14.00    15.25       NA      146.07        146.07
FLFC    First Liberty Financial Corp.     1.798       29.52       14.54    13.33    12.36    16.98      180.89        200.63
FLGS    Flagstar Bancorp Inc.             0.000          NA          NA    16.70       NA       NA      231.04            NA
FLKY    First Lancaster Bancshares        3.187          NA          NA    37.18    24.51       NA      108.64        108.64
FMBD    First Mutual Bancorp Inc.         2.065      266.67       51.67    13.01    29.81   129.17       92.65        122.34
FMCO    FMS Financial Corporation         1.028       13.16       12.27    11.72    11.35    17.93      178.81        182.03
FMSB    First Mutual Savings Bank         0.952       12.52       14.48    13.13    13.13    14.09      192.48        192.48
FNGB    First Northern Capital Corp.      2.327       79.41       12.85    19.05    21.48    20.22      168.92        168.92
FOBC    Fed One Bancorp                   2.900       61.05       14.49    13.30    14.71    21.05      115.94        121.58
FPRY    First Financial Bancorp             NA        39.66          NA       NA       NA       NA          NA            NA
FRC     First Republic Bancorp            0.000        0          18.75    10.56    14.86    16.04      147.19        147.28
FSBI    Fidelity Bancorp Inc.             1.636       29.92       13.17     9.39    13.41    20.75      138.98        138.98
FSFC    First Southeast Financial Corp    1.548          NA       21.83    20.32    18.45       NA      198.72        198.72
FSLA    First Savings Bank (MHC)          1.477       51.51       26.42    22.86    24.62    41.67      242.72        272.19
FSNJ    Bayonne Bancshares Inc.           1.363          NA          NA       NA       NA       NA          NA            NA
FSPG    First Home Bancorp Inc.           1.988       24.07       11.37    10.43    12.27    12.42      156.61        159.22
FSPT    FirstSpartan Financial Corp.      0              NA          NA       NA       NA       NA          NA            NA
FSSB    First FS&LA of San Bernardino     0.000        0.00          NA     3.05       NA       NA       70.36         73.03
FSTC    First Citizens Corp.              1.375       15.60       11.43    17.31     4.88    11.35      177.88        228.73
FTF     Texarkana First Financial Corp    2.274      253.83       14.75    25.73    13.10    17.97      163.84        163.84
FTFC    First Federal Capital Corp.       2.021       37.62       15.03    13.81    14.14    20.30      214.35        227.93
FTNB    Fulton Bancorp Inc.               0.930          NA          NA    37.17    38.39       NA      148.58        148.58
FTSB    Fort Thomas Financial Corp.       2.128          NA       23.50    18.12    12.77    36.72      112.98        112.98
FWWB    First SB of Washington Bancorp    1.137       23.08       21.41    24.11    18.66    23.68      157.05        170.06
GAF     GA Financial Inc.                 2.612       38.75       20.65    19.57    17.67    22.97      128.95        130.32
GBCI    Glacier Bancorp Inc.              2.685       40.01       14.53    21.45    13.14    16.25      220.14        225.98
GDVS    Greater Delaware Valley (MHC)     1.485      156.52       57.74    32.47    37.89   105.43      280.67        280.67
GDW     Golden West Financial             0.504        6.41       10.95    12.68    14.18    13.18      199.03        199.03
GFCO    Glenway Financial Corp.           2.883       63.39       15.68    11.02    13.34    26.18      116.16        117.73
GFED    Guaranty Federal SB (MHC)         2.186      102.7        36.59    31.51    31.45    54.39      228.69        228.69
GFSB    GFS Bancorp Inc.                  1.825       25.29       13.83    15.30    11.88    16.76      133.68        133.68
GOSB    GSB Financial Corp.               0.000          NA          NA       NA       NA       NA          NA            NA
GPT     GreenPoint Financial Corp.        1.584       26.47       19.30    21.38    18.35    18.57      184.20        327.58
GRTR    Greater New York Savings Bank     0.865       17.86       31.68    12.30    28.91    27.53      196.98        196.98
GSB     Golden State Bancorp Inc.         0.000        0.00       21.16     9.53    21.92    49.50      196.34        220.94
GSBC    Great Southern Bancorp Inc.       2.270       35.23       14.10    20.18    11.91    16.02      236.58        236.58
GSFC    Green Street Financial Corp.      2.362       94.92       25.87    45.85    27.39    31.57      126.44        126.44
GSLA    GS Financial Corp.                1.750          NA          NA    44.64       NA       NA       97.80         97.80
GTFN    Great Financial Corporation       1.684       32.69       23.59    16.13    15.63    22.84      174.63        182.32
GTPS    Great American Bancorp            2.254      210.53       43.29    22.81    40.34    93.42       96.68         96.68
GUPB    GFSB Bancorp Inc.                 2.133      111.94       22.32    18.11    22.32    27.99      111.08        111.08
GWBC    Gateway Bancorp Inc.              2.230       78.43          NA    30.23    32.03    35.17      111.76        111.76
HALL    Hallmark Capital Corp.            0.000        0.00       13.10     7.75    10.78    16.54      107.00        107.00
HARB    Harbor Florida Bancorp (MHC)      2.405       63.73       22.14    25.91    21.40    28.54      308.85        319.36
HARL    Harleysville Savings Bank         1.553       25.92       13.21    12.64    12.15    18.13      193.46        193.46
HARS    Harris Savings Bank (MHC)         1.307       72.5        44.82    24.36    24.65    55.47      304.15        347.77
HAVN    Haven Bancorp Inc.                1.534       29.70       12.38     9.61    19.56    19.37      161.67        162.28
HBBI    Home Building Bancorp             1.463       88.24       25.63    14.18    17.08    60.29      101.69        101.69
HBEI    Home Bancorp of Elgin Inc.        2.222          NA          NA    35.00    40.91       NA      131.10        131.10
HBFW    Home Bancorp                      0.889       26.32       19.23    16.96    18.15    29.61      127.70        127.70
HBNK    Highland Federal Bank FSB         0.000        0.00       21.76    13.80    13.04    32.18      184.56        184.56

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
HBS     Haywood Bancshares Inc.           2.947       61.80       15.20    15.79    14.39    21.35      113.37        117.57
HCBB    HCB Bancshares Inc.               0.000          NA          NA       NA       NA       NA          NA            NA
HCFC    Home City Financial Corp.         2.065          NA          NA    21.63    19.38       NA       96.57         96.57
HEMT    HF Bancorp Inc.                   0.000        0.00       47.27     9.65       NA       NA      117.25            NA
HFFB    Harrodsburg First Fin Bancorp     2.623       93.22       20.33    28.34    19.06    25.85       97.26         97.26
HFFC    HF Financial Corp.                1.732       30.25       15.16    12.86    12.63    20.38      136.39        136.39
HFGI    Harrington Financial Group        0.960        4.92       18.38     9.11    22.32    20.49      162.97        162.97
HFNC    HFNC Financial Corp.              1.710          NA       25.99    31.44    31.49    35.60      174.76        174.76
HFSA    Hardin Bancorp Inc.               2.844       70.00       19.40    13.42    15.07    28.13      107.62        107.62
HHFC    Harvest Home Financial Corp.      3.333          NA       22.64    12.53    15.79    46.15      106.1         106.1
HIFS    Hingham Instit. for Savings       1.939       26.88       13.31    14.83    12.13    13.31      158.45        158.45
HMCI    HomeCorp Inc.                     0.000        0.00       21.20     8.55    16.11    72.83      130.76        130.76
HMLK    Hemlock Federal Financial Corp    1.567          NA          NA    19.28       NA       NA      105.10        105.10
HMNF    HMN Financial Inc.                0.000        0.00       20.87    18.30    18.11    24.63      126.80        126.80
HOMF    Home Federal Bancorp              1.613       20.83       13.60    15.42    13.14    15.82      181.82        187.65
HPBC    Home Port Bancorp Inc.            3.497       46.24       13.30    21.20    12.71    13.22      200.83        200.83
HRBF    Harbor Federal Bancorp Inc.       2.025       66.67       21.24    15.46    19.75    32.92      119.84        119.84
HRZB    Horizon Financial Corp.           2.581       62.18       14.76    22.17    14.35    14.49      142.07        142.07
HTHR    Hawthorne Financial Corp.         0.000        0.00       25.93     6.11     7.90       NA      132.94        132.94
HVFD    Haverfield Corp.                  2.004       53.92       16.83    15.39    14.86    27.39      180.13        180.13
HWEN    Home Financial Bancorp            1.217          NA          NA    18.16    20.55       NA      107.23        107.23
HZFS    Horizon Financial Svcs Corp.      1.695       47.06       17.48     9.34    20.52    27.76       95.47         95.47
IBSF    IBS Financial Corp.               2.319      143.76       29.24    25.90    28.75    50.74      148.84        148.84
IFSB    Independence Federal Svgs Bank    1.571       33.33       25.45     6.94     6.86    21.21      100.79        114.01
INBI    Industrial Bancorp                3.148       68.09       18.83    23.22    14.66    32.45      131.13        131.13
INCB    Indiana Community Bank SB         2.286          NA       32.81    15.90    26.25   105.00      128.36        128.36
IPSW    Ipswich Savings Bank              0.906       13.04       10.43     8.31     7.53     8.23      145.44        145.44
ISBF    ISB Financial Corporation         1.569       45.12       22.77    18.58    23.61    31.10      144.80        170.23
ITLA    ITLA Capital Corp.                0.000        0          12.85    16.82    12.01    12.85      153.10        153.75
IWBK    InterWest Bancorp Inc.            1.519       31.11       17.10    17.32    15.67    21.94      255.50        261.07
JOAC    Joachim Bancorp Inc.              3.419      227.27       39.53    30.24    33.24    66.48      107.38        107.38
JSB     JSB Financial Inc.                2.959       48.69       18.70    30.42    17.14    17.72      133.13        133.13
JSBA    Jefferson Savings Bancorp         1.131       38.30       16.53    13.70    15.79    37.63      147.64        190.29
JXSB    Jacksonville Savings Bk (MHC)     1.778      117.65       35.16    17.59    31.25    66.18      167.66        167.66
JXVL    Jacksonville Bancorp Inc.         2.963       64.94        7.40    18.58    10.29    21.92      124.54        124.54
KFBI    Klamath First Bancorp             1.509       50.00       23.38    27.35    22.59    34.27      127.65        127.65
KNK     Kankakee Bancorp Inc.             1.593       28.76       15.37    12.57    15.06    19.69      113.29        120.55
KSAV    KS Bancorp Inc.                   3.243       87.38       12.01    15.43    12.17    17.96      114.13        114.20
KSBK    KSB Bancorp Inc.                  0.640        9.27        9.84    10.61    10.42    10.87      147.75        156.25
KYF     Kentucky First Bancorp Inc.       3.922      583.33       16.35    18.91    15.94    21.25      114.25        114.25
LARK    Landmark Bancshares Inc.          1.468       37.74       21.29    20.44    19.46    25.71      148.18        148.18
LARL    Laurel Capital Group Inc.         2.213       29.73       12.57    16.00    11.99    15.88      159.43        159.43
LFBI    Little Falls Bancorp Inc.         1.185       25.81       31.84    15.44    23.44    54.44      116.30        125.93
LFCO    Life Financial Corp.              0.000          NA          NA    56.34     9.57       NA      263.54        263.54
LFED    Leeds Federal Savings Bk (MHC)    2.512      107.81       33.99    37.07    30.25    47.27      228.99        228.99
LIFB    Life Bancorp Inc.                 1.954       42.86       18.61    16.25    18.61    23.39      154.10        158.68
LISB    Long Island Bancorp Inc.          1.356       37.67       26.18    17.95    20.87    30.31      199.59        201.59
LOGN    Logansport Financial Corp.        2.623      465.75       16.22    23.12    15.89    20.89      120.46        120.46
LONF    London Financial Corporation      1.600       46.15       19.48    20.21    22.06    28.85      102.74        102.74
LSBI    LSB Financial Corp.               1.528       19.35       15.67    10.68    13.57    13.91      112.37        112.37
LSBX    Lawrence Savings Bank             0.000        0.00        8.78    13.93     9.33     8.78      160.24        160.24
LVSB    Lakeview Financial                0.709        9.51       20.14    16.85    16.32    14.04      177.05        221.42
LXMO    Lexington B&L Financial Corp.     1.875       26.32       21.05    30.75    18.18    28.07      108.62        108.62
MAFB    MAF Bancorp Inc.                  0.882       14.37       13.93    14.71    12.40    18.25      189.10        216.43
MARN    Marion Capital Holdings           3.745       63.08       15.16    23.97    14.69    18.08      106.38        106.38
MASB    MASSBANK Corp.                    2.438       28.65       15.49    15.55    14.75    14.75      146.16        146.16
MBB     MSB Bancorp Inc.                  2.533      153.85       22.14     8.28    21.15    60.74      112.00        228.21
MBBC    Monterey Bay Bancorp Inc.         0.722       33.33       29.69    13.06    34.64    55.42      107.54        116.67
MBLF    MBLA Financial Corp.              1.720       38.46       17.48    12.86    18.16    22.36      105.78        105.78
MBSP    Mitchell Bancorp Inc.             2.336          NA          NA    48.25    28.54       NA      111.27        111.27
MCBN    Mid-Coast Bancorp Inc.            2.080       48.15       14.97     9.73    12.76    23.15      113.12        113.12
MCBS    Mid Continent Bancshares Inc.     1.060       21.28       17.81    18.09    16.00    20.08      189.41        189.41
MDBK    Medford Savings Bank              2.233       36.17       14.73    13.65    12.40    13.72      151.84        162.96
MECH    Mechanics Savings Bank            0.000        0.00        8.55    15.50     4.40     8.55      151.44        151.44

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
MERI    Meritrust Federal SB              1.595       35.53       14.92    14.87    12.32    23.09      181.23        181.23
METF    Metropolitan Financial Corp.      0.000        0.00       14.98     7.78    12.25    26.27      196.58        217.33
MFBC    MFB Corp.                         1.391       39.47       21.10    15.66    19.17    30.26      114.71        114.71
MFCX    Marshalltown Financial Corp.      0.000        0.00       29.39    18.54    29.91    57.76      117.79        117.79
MFFC    Milton Federal Financial Corp.    4.248      730.95       25.22    16.32    22.07    33.63      115.21        115.21
MFLR    Mayflower Co-operative Bank       3.443       38.85       15.93    13.99    13.34    14.21      144.48        146.95
MFSL    Maryland Federal Bancorp          1.758       33.43       14.35    12.62    15.80    21.06      150.56        152.48
MGNL    Magna Bancorp Inc.                2.222       44.78       18.24    27.44    16.46    20.15      268.39        275.79
MIFC    Mid-Iowa Financial Corp.          0.831       11.43          NA    12.85     8.30    13.75      137.50        137.70
MIVI    Mississippi View Holding Co.      1.008       26.67       18.25    18.63    15.26    26.46       98.66         98.66
MLBC    ML Bancorp Inc.                   1.939       30.56       18.25    10.52    15.63    16.37      150.77        153.46
MONT    Montgomery Financial Corp.        0.000          NA          NA       NA       NA       NA          NA            NA
MRKF    Market Financial Corp.            1.973          NA          NA    33.49    27.28       NA       95.67         95.67
MSBF    MSB Financial Inc.                2.074       38.43       16.67    22.57    14.06    20.15      132.74        132.74
MSBK    Mutual Savings Bank FSB           0.000        0.00          NA     8.25   108.33    72.22      135.84        135.84
MWBI    Midwest Bancshares Inc.           1.667       34.32       12.81     8.56    11.54    21.30      123.88        123.88
MWBX    MetroWest Bank                    1.794       31.37       13.11    16.47    11.94    13.11      221.46        221.46
MWFD    Midwest Federal Financial         1.600       24.62       17.14    16.70    12.07    16.35      189.56        196.58
NASB    North American Savings Bank       1.538       17.60       13.61    15.74    10.48    12.84      204.97        212.07
NBN     Northeast Bancorp                 1.889       44.44       25.66     8.72    14.60    23.53      125.56        145.27
NBSI    North Bancshares Inc.             2.133       77.19       29.22    18.75    31.25    39.47      132.67        132.67
NEIB    Northeast Indiana Bancorp         1.882       31.5        14.66    17.00    13.28    17         111.92        111.92
NHTB    New Hampshire Thrift Bncshrs      2.548       96.15       23.64    12.75    14.43    37.74      166.60        195.66
NASB    NewMil Bancorp Inc.               1.846       37.70       22.41    15.43    20.31    21.31      157.19        157.19
NSLB    NS&L Bancorp Inc.                 2.667      113.64       31.25    22.22    24.67    42.61      113.57        113.57
NSSB    Norwich Financial Corp.           2.009       43.48       21.44    21.17    19.91    20.20      189.63        210.06
NSSY    Norwalk Savings Society           1.096       10.78       53.68    13.25    19.01    15.73      169.45        175.14
NTMG    Nutmeg Federal S&LA               0.000       34.09       32.35     7.93    22.92    50.00      142.49        142.49
NWEQ    Northwest Equity Corp.            3.225       46.74       15.07    13.96    12.22    17.53      113.32        113.32
NWSB    Northwest Savings Bank (MHC)      1.255       54.24       30.72    28.50    28.98    43.22      300.35        319.15
NYB     New York Bancorp Inc.             1.928       25.54       16.13    20.47    13.42    16.73      402.65        402.65
OCFC    Ocean Financial Corp.             2.336          NA          NA    20.35    19.46       NA      125.23        125.23
OCN     Ocwen Financial Corp.             0.000        0.00       27.27    41.95    15.81    16.65      479.40        502.01
OFCP    Ottawa Financial Corp.            1.553       45.68       20.12    14.68    16.51    31.79      168.19        209.52
OHSL    OHSL Financial Corp.              3.648       76.64       16.19    12.54    14.36    22.55      113.74        113.74
PALM    Palfed Inc.                       0.671       90.91       24.16    14.21    16.55   162.50      172.37        172.37
PAMM    PacificAmerica Money Center       0.000        0.00        5.85    31.75     3.35     5.85      147.25        147.25
PBCI    Pamrapo Bancorp Inc.              4.651       87.16       14.73    16.48    12.22    19.72      129.36        130.38
PBCT    People's Bank (MHC)               2.315       43.00       28.52    22.79    20.40    21.29      268.76        269.00
PBHC    Oswego City Savings Bk (MHC)      1.436       26.83       23.49    19.58    14.34    23.78      166.95        200.62
PBKB    People's Bancshares Inc.          2.627       27.56       20.94    10.28    11.96    13.19      179.91        186.94
PCBC    Perry County Financial Corp.      1.882       41.67       15.74    21.69    17.71    22.14      112.97        112.97
PCCI    Pacific Crest Capital             0.000        0          15.25    12.07    12.71    14.12      170.39        170.39
PDB     Piedmont Bancorp Inc.             3.765          NA       35.42    23.81    20.43       NA      143.19        143.19
PEEK    Peekskill Financial Corp.         2.198       64.29       22.13    28.64    24.08    29.24      111.32        111.32
PERM    Permanent Bancorp Inc.            1.684       44.78       19.79    11.02    18.55    35.45      120.31        122.11
PERT    Perpetual Bank (MHC)              2.642      135.59       32.92    31.12    30.11    44.92      263.16        263.16
PETE    Primary Bank                      0.000        0.00       18.66    13.00       NA    22.40      187.54        187.81
PFDC    Peoples Bancorp                   2.353       43.48       13.71    20.16    13.28    18.48      132.61        132.61
PFED    Park Bancorp Inc.                 0.000          NA          NA    23.54    21.25       NA      104.49        104.49
PFFB    PFF Bancorp Inc.                  0.000        0.00       31.35    14.05    23.51    85.87      136.11        137.53
PFFC    Peoples Financial Corp.           2.963          NA          NA    29.09    30.13       NA      106.94        106.94
PFNC    Progress Financial Corp.          0.796       15.69       22.12    13.10    16.34    28.19      246.57        279.13
PFSB    PennFed Financial Services Inc    0.933       14.58       14.35    10.94    13.64    20.83      137.43        164.29
PFSL    Pocahontas FS&LA (MHC)            3.158       63.97       18.27    12.29    18.75    20.96      193.09        193.09
PHBK    Peoples Heritage Finl Group       1.924       28.81       16.06    19.34    15.43    16.26      250.48        297.22
PHFC    Pittsburgh Home Financial Corp    1.267       38.89       20.58    14.55    15.78    26.30      133.27        134.79
PHSB    Peoples Home Savings Bk (MHC)     0.000          NA          NA       NA       NA       NA          NA            NA
PKPS    Poughkeepsie Financial Corp.      1.270       45.45       21.88    11.27    21.88    35.80      134.62        134.62
PLSK    Pulaski Savings Bank (MHC)        1.727          NA          NA    20.28       NA       NA      170.34        170.34
PMFI    Perpetual Midwest Financial       1.437      125.00       35.99     9.89    20.07    86.98      115.97        115.97
PRBC    Prestige Bancorp Inc.             0.706       11.76       19.54    11.46    15.74    33.33      102.97        102.97
PROV    Provident Financial Holdings      0.000        0.00       55.38    15.94    20.77    48.63      114.78        114.78
PSBK    Progressive Bank Inc.             2.076       26.61       14.62    14.24    14.12    14.36      166.50        186.40

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.    1.231          NA          NA       NA       NA       NA          NA            NA
PSFI    PS Financial Inc.                 2.065          NA          NA    40.92    18.45       NA      105.73        105.73
PTRS    Potters Financial Corp.           1.455       25.22       12.38     9.94     9.98    21.52      112.65        112.65
PULB    Pulaski Bank, Svgs Bank (MHC)     3.791      172.41       33.81    30.64    25.36    45.47      234.86        234.86
PULS    Pulse Bancorp                     3.256       59.83       12.57    12.69    11.44    18.38      157.74        157.74
PVFC    PVF Capital Corp.                 0.000        0           8.58    14.71    11.39    14.64      209.4         209.4
PVSA    Parkvale Financial Corporation    1.719       31.33       12.40    12.38    12.20    18.22      163.16        164.40
PWBC    PennFirst Bancorp Inc.            2.094       47.72       14.47    10.15    14.47    21.70      125.60        134.35
PWBK    Pennwood Bancorp Inc.             1.910          NA          NA    19.42    24.63       NA      111.30        111.30
QCBC    Quaker City Bancorp Inc.          0.000        0          20.75    12.18    16.21    34.02      138.89        138.98
QCFB    QCF Bancorp Inc.                  0.000        0.00       13.97    23.83    13.89    17.12      131.72        131.72
QCSB    Queens County Bancorp Inc.        1.848       33.82       26.53    37.56    25.06    26.15      272.95        272.95
RARB    Raritan Bancorp Inc.              2.000       30.74       15.89    15.26    15.38    17.02      192.31        195.44
RCSB    RCSB Financial Inc.               1.165       22.89       21.02    18.31    23.41    20.68      240.43        246.41
REDF    RedFed Bancorp Inc.               0.000        0.00       23.48    13.66    13.16   157.95      161.63        162.23
RELI    Reliance Bancshares Inc.          0.000          NA       30.36    45.72   106.25    34.00       93.61         93.61
RELY    Reliance Bancorp Inc.             2.000       49.59       17.88    14.21    16.67    26.45      172.60        239.52
RIVR    River Valley Bancorp              0.970          NA          NA    13.98    13.75       NA      112.86        114.58
ROSE    TR Financial Corp.                2.222       23.50       16.36    13.32    14.06    14.75      200.74        200.74
RSLN    Roslyn Bancorp Inc.               1.055          NA          NA    31.43    21.88       NA      156.04        156.79
RVSB    Riverview Savings Bank (MHC)      0.865       24.38       25.23    29.22    22.38    31.53      260.07        284.91
SBFL    SB of the Finger Lakes (MHC)      1.600      266.67       96.15    20.59    52.08   166.67      214.96        214.96
SBOS    Boston Bancorp (The)                 NA       10.89          NA       NA       NA       NA          NA            NA
SCBS    Southern Community Bancshares     1.890          NA          NA    25.66    18.90       NA      120.36        120.36
SCCB    S. Carolina Community Bancshrs    2.553      111.11       33.57    35.66    32.64    43.52      137.35        137.35
SECP    Security Capital Corp.            1.135       20.40       18.68    26.51    17.06    22.12      173.90        173.90
SFED    SFS Bancorp Inc.                  1.418       39.06       17.95    14.12    21.47    30.86      113.25        113.25
SFFC    StateFed Financial Corporation    1.818       33.33       15.17    20.12    12.79    18.33      113.17        113.17
SFIN    Statewide Financial Corp.         2.235       48.19       14.37    13.78    14.92    23.72      141.64        141.95
SFNB    Security First Network Bank       0.000        0.00          NA   131.58       NA       NA      397.35        404.04
SFSB    SuburbFed Financial Corp.         1.164       27.59       16.27     8.13    13.22    23.71      125.46        125.92
SFSL    Security First Corp.              1.803       37.02       17.07    20.58    17.07    21.91      218.60        222.15
SGVB    SGV Bancorp Inc.                  0.000        0.00       26.75     8.73    17.33    47.66      119.42        121.42
SHEN    First Shenango Bancorp Inc.       2.152       30.72          NA    14.04    12.02    16.79      128.16        128.16
SISB    SIS Bancorp Inc.                  1.806        7.23        9.39    12.05    14.62     9.34      169.31        169.31
SKAN    Skaneateles Bancorp Inc.          1.720       20.45       13.6      8.95    12.37    13.21      130.69        134.86
SKBO    First Carnegie Deposit (MHC)      1.875          NA          NA    25.01       NA       NA      152.09        152.09
SMBC    Southern Missouri Bancorp Inc.    2.920       69.44       16.79    16.93    16.47    23.78      108.04        108.04
SMFC    Sho-Me Financial Corp.            0.000        0.00       17.26    17.78    13.18    19.12      180.39        180.39
SOBI    Sobieski Bancorp Inc.             1.969       43.75       26.64    15.40    29.02    50.78       94.26         94.26
SOPN    First Savings Bancorp Inc.        3.951       75.51       17.31    25.32    15.82    20.66      110.90        110.90
SOSA    Somerset Savings Bank             0.000        0.00       15.62    12.64     9.77    15.62      199.29        199.29
SPBC    St. Paul Bancorp Inc              1.658       32.36       18.28    17.78    16.75    27.11      206.73        207.26
SRN     Southern Banc Company Inc.        2.154      228.26       30.09    19.04    33.85    70.65      112.69        113.88
SSB     Scotland Bancorp Inc              1.558       52.63       27.50    53.02    32.08    33.77      143.12        143.12
SSFC    South Street Financial Corp.      2.162          NA          NA    34.41    25.69       NA      125.94        125.94
SSM     Stone Street Bancorp Inc.         2.099      542.26       21.23    38.34    38.28    25.52      132.91        132.91
STFR    St. Francis Capital Corp.         1.289       26.14       19.30    12.02    13.50    21.16      154.05        174.31
STND    Standard Financial Inc.           1.561       47.37       22.67    16.13    21.35    33.71      149.74        150
STSA    Sterling Financial Corp.          0.000        0.00       24.40     6.68    16.88    96.43      166.39        190.86
SVRN    Sovereign Bancorp Inc.            0.513       12.00          NA    10.02    14.44    23.99      227.65        302.21
SWBI    Southwest Bancshares              3.753       74.26       14.78    14.20    13.68    20.05      129.15        129.15
SWCB    Sandwich Co-operative Bank        3.333       50.44       15.45    13.74    15.52    15.79      172.83        180.54
SZB     SouthFirst Bancshares Inc.        3.125          NA       84.21    13.94    26.67       NA       99.63         99.63
TBK     Tolland Bank                      1.119        9.11       15.96    11.71    14.90    16.71      168.63        173.54
THR     Three Rivers Financial Corp.      2.481       52.38       17.34    14.57    17.53    25.60      105.88        106.30
THRD    TF Financial Corporation          1.951       42.86       18.14    13.06    16.53    24.4       108.70        123.94
TPNZ    Tappan Zee Financial Inc.         1.612       33.33       20.93    20.95    24.13    28.96      123.14        123.14
TRIC    Tri-County Bancorp Inc.           2.553       49.55       17.03    15.99    14.69    21.17      104.40        104.40
TSBS    Peoples Bancorp Inc. (MHC)        1.167       40.70       41.10    42.97    30.00    34.88      254.45        277.26
TSH     Teche Holding Co.                 2.721       60.24       15.98    15.55    16.41    22.14      118.32        118.32
TWIN    Twin City Bancorp                 3.160       94.12       20.88    16.10    15.82    29.78      125.23        125.23
UBMT    United Financial Corp.            4.083      100.00       19.83    27.80    19.35    25.81      119.40        119.40
UFRM    United Federal Savings Bank       2.087      110.53       34.85    12.83    20.54    60.53      171.64        171.64

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
USAB    USABancshares, Inc.               0.000        0.00       33.00    12.54    14.73    30.56      128.11        130.54
VABF    Virginia Beach Fed. Financial     1.429       69.23       24.56    11.28    17.50    53.85      164.71        164.71
VFFC    Virginia First Financial Corp.    0.418        5.56       27.83    17.00    15.75    13.30      210.91        218.41
WAMU    Washington Mutual Inc.            1.689       84.48       24.98    16.57    16.65    55.12      310.38        327.05
WAYN    Wayne Savings & Loan Co. (MHC)    2.756      180.85       30.41    19.90    25.57    66.18      215.31        215.31
WBST    Webster Financial Corp.           1.429       37.76       17.78    11.29    14.29    28.57      224.81        263.16
WCBI    Westco Bancorp                    2.264       44.88       16.67    21.06    15.41    20.87      138.16        138.16
WCFB    Webster City Federal SB (MHC)     4.507      163.27          NA    39.37    27.73    36.22      168.41        168.41
WEFC    Wells Financial Corp.             2.909        0.00       15.14    16.00    14.73    22.30      112.78        112.78
WEHO    Westwood Homestead Fin. Corp.     1.806          NA          NA    32.18    32.29       NA      109.39        109.39
WES     Westcorp                          1.834       36.04       83.90    15.53    14.35    19.65      171.62        172.03
WFI     Winton Financial Corp.            2.831       38.26       12.90    10.17    10.16    14.13      143.05        146.13
WFSG    Wilshire Financial Services       0.000          NA          NA    13.77     8.24       NA      238.75        238.75
WFSL    Washington Federal Inc.           3.315       44.76       12.73    22.86    12.39    14.16      189.29        207.24
WHGB    WHG Bancshares Corp.              1.270       42.86       27.16    22.97    23.16    45.00      111.23        111.23
WOFC    Western Ohio Financial Corp.      4.124      175.44       31.49    14.31    30.31    42.54      103.72        111.24
WRNB    Warren Bancorp Inc.               2.849       43.01       11.13    19.28    11.13     9.46      185.85        185.85
WSB     Washington Savings Bank, FSB      1.379       35.71       17.68    11.92    18.13    25.89      143.56        143.56
WSFS    WSFS Financial Corporation        0.000        0.00       11.02    12.61    11.60    11.10      242.29        244.23
WSTR    WesterFed Financial Corp.         1.956       44.06       18.6     13.10    14.80    23.44      120.06        150.10
WVFC    WVS Financial Corp.               2.870      177.51       13.27    16.53    13.94    16.49      148.11        148.11
WWFC    Westwood Financial Corporation    0.941       25.64       15.98    12.31    14.36    27.24      134.84        151.35
WYNE    Wayne Bancorp Inc.                0.808       18.87       22.3     20.10    22.92    46.7       150.55        150.55
YFCB    Yonkers Financial Corporation     1.208       25.64       19.3     20.94    18.40    25.48      140.56        140.56
YFED    York Financial Corp.              2.487       59.23       19.15    14.55    15.87    24.37      168.94        168.94
                                        ---------------------------------------------------------------------------------------
        Average                           1.654       55.89       21.45    17.84    18.99    29.59      154.36        160.81

                                              Dividends                        Current Pricing Data as of 9/8/97
                                        ----------------------  ---------------------------------------------------------------
                                         Current  LTM Dividend   Price/                                 Price/      Price/Tang
                                        Dividend     Payout       LTM     Price/   Price/    Price/  Publicly Rep  Publicly Rep
                                          Yield       Ratio     Core EPS  Assets  Earnings  LTM EPS   Book Value    Book Value
Ticker  Short Name                         ($)         (%)         (x)      (%)      (x)       (x)        (%)           (%)
--------------------------------------  ----------------------  ---------------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                 1.376      114.81       23.97     8.47    29.06    86.11       97.04         97.04
ATSB    AmTrust Capital Corp.             1.569       11.36       47.22     9.45    21.25    28.98       92.93         93.96
CLAS    Classic Bancshares Inc.           1.982       36.36       19.35    14.12    17.66    25.68       94.99        112.37
FFDF    FFD Financial Corp.               2.034          NA          NA    25.16    26.34       NA      101.65        101.65
HFFB    Harrodsburg First Fin Bancorp     2.623       93.22       20.33    28.34    19.06    25.85       97.26         97.26
HZFS    Horizon Financial Svcs Corp.      1.695       47.06       17.48     9.34    20.52    27.76       95.47         95.47
LXMO    Lexington B&L Financial Corp.     1.875       26.32       21.05    30.75    18.18    28.07      108.62        108.62
NBSI    North Bancshares Inc.             2.133       77.19       29.22    18.75    31.25    39.47      132.67        132.67
PRBC    Prestige Bancorp Inc.             0.706       11.76       19.54    11.46    15.74    33.33      102.97        102.97
SOBI    Sobieski Bancorp Inc.             1.969       43.75       26.64    15.40    29.02    50.78       94.26         94.26
SZB     SouthFirst Bancshares Inc.        3.125          NA       84.21    13.94    26.67       NA       99.63         99.63
                                        ---------------------------------------------------------------------------------------
        Average                           1.92        51.31       30.90    16.83    23.16    38.45      101.59        103.26
        Maximum                           3.13       114.81       84.21    30.75    31.25    86.11      132.67        132.67
        Minimum                           0.71         0.00        0.00     8.47    15.74     0.00       92.93         93.96

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
CAL     California Federal Bank, a FSB          NA            63,309           57,250              NA            NA
CCMD    Chevy Chase Bank, FSB                   NA             2,796          (11,488)             NA            NA
AABC    Access Anytime Bancorp, Inc.            NA               136              118            0.10         16.25
AADV    Advantage Bancorp Inc.                 289             2,781            2,484            0.72         15.63
ABBK    Abington Bancorp Inc.                  156             1,096            1,000            0.50         16.50
ABCL    Alliance Bancorp Inc.                  442             2,636            2,583            0.45         18.75
ABCW    Anchor BanCorp Wisconsin               553             4,621            4,317            0.91          7.55
AFBC    Advance Financial Bancorp               NA               229              224              NA            NA
AFCB    Affiliated Community Bancorp           205             2,942            2,922            0.44         15.13
AFED    AFSALA Bancorp Inc.                     44               310              310            0.23         17.66
AFFFZ   America First Financial Fund           401             6,476            6,731            0.96         10.48
AHCI    Ambanc Holding Co.                     184               572              456            0.11         35.51
AHM     Ahmanson & Company (H.F.)             7755           115,656           88,227            0.75         18.23
ALBC    Albion Banc Corp.                       NA                50               45            0.18         32.29
ALBK    ALBANK Financial Corp.               1,220             9,441            9,262            0.67         14.83
AMFC    AMB Financial Corp.                     NA               245              157            0.17         21.32
ANA     Acadiana Bancshares Inc.                NA               625              615            0.26         20.97
ANBK    American National Bancorp               NA               981              976            0.28         17.52
ANDB    Andover Bancorp Inc.                   284             3,182            3,090            0.60         12.92
ASBI    Ameriana Bancorp                       145               889              828            0.25         21.75
ASBP    ASB Financial Corp.                     23               295              294            0.19         17.27
ASFC    Astoria Financial Corp.                934            15,207           14,467            0.68         18.08
ATSB    AmTrust Capital Corp.                   NA                76               55            0.11         28.98
AVND    Avondale Financial Corp.               214             2,285             (436)          (0.12)           NA
BANC    BankAtlantic Bancorp Inc.            1,009             6,821            4,478            0.16         19.53
BDJI    First Federal Bancorporation            39               189              188            0.33         16.19
BFD     BostonFed Bancorp Inc.                 256             1,705            1,541            0.27         17.59
BFFC    Big Foot Financial Corp.                NA               371              371            0.16         27.73
BFSB    Bedford Bancshares Inc.                 36               407              407            0.38         15.79
BKC     American Bank of Connecticut           133             1,927            1,744            0.73         12.67
BKCT    Bancorp Connecticut Inc.               109             1,494            1,358            0.50         16.25
BKUNA   BankUnited Financial Corp.             240             1,991            1,986            0.14         22.10
BNKU    Bank United Corp.                       NA            17,280           16,818            0.52         19.65
BPLS    Bank Plus Corp.                        477             3,250            2,590            0.14         20.43
BSBC    Branford Savings Bank                   74               537              528            0.08         15.82
BTHL    Bethel Bancorp                          NA               302              263            0.16         19.53
BVCC    Bay View Capital Corp.                 631             4,504            4,622            0.35         18.93
BWFC    Bank West Financial Corp.               56               336              234            0.15         30.42
BYFC    Broadway Financial Corp.                54               145              145            0.16         17.19
CAFI    Camco Financial Corp.                  175             1,453            1,226            0.38         11.68
CAPS    Capital Savings Bancorp Inc.            77               585              575            0.30         13.13
CASB    Cascade Financial Corp.                100               579              548            0.19         17.11
CASH    First Midwest Financial Inc.           105               913              854            0.31         15.12
CATB    Catskill Financial Corp.                64               949              943            0.21         19.35
CBCI    Calumet Bancorp Inc.                   135             2,065            1,986            0.87         12.21
CBES    CBES Bancorp Inc.                       45               257              232            0.24         18.49
CBK     Citizens First Financial Corp.         100               444              396            0.14         32.37
CBSA    Coastal Bancorp Inc.                   455             2,819            2,819            0.55         13.64
CBSB    Charter Financial Inc.                 104             1,909            1,071            0.25         20.25
CCFH    CCF Holding Company                     68                17              (99)          (0.12)           NA
CEBK    Central Co-operative Bank               NA               606              606            0.31         16.73
CENB    Century Bancorp Inc.                    11               439              444            1.18         16.84
CENF    CENFED Financial Corp.                 360             3,796            3,409            0.57         15.76
CFB     Commercial Federal Corp.              1541            17,060           16,951            0.78         14.74
CFBC    Community First Banking Co.            179               636              641              NA            NA
CFCP    Coastal Financial Corp.                177             1,516            1,368            0.28         21.65
CFFC    Community Financial Corp.               NA               495              498            0.39         13.94
CFNC    Carolina Fincorp Inc.                   41               341              341            0.19         23.19
CFSB    CFSB Bancorp Inc.                      227             2,796            2,554            0.47         14.10
CFTP    Community Federal Bancorp               28               650              657            0.15         28.75
CFX     CFX Corp.                              752             4,807            4,201            0.32         16.21
CIBI    Community Investors Bancorp             22               230              230            0.26         14.90
CKFB    CKF Bancorp Inc.                         8               496              222            0.25         19.00
CLAS    Classic Bancshares Inc.                 NA               237              237            0.20         17.66

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
CMRN    Cameron Financial Corp                  52               637              637            0.25         17.88
CMSB    Commonwealth Bancorp Inc.              749             3,680            2,680            0.17         25.46
CMSV    Community Savings FA (MHC)             258             1,383            1,383            0.27         30.32
CNIT    CENIT Bancorp Inc.                      NA             1,548            1,421            0.83         14.83
CNSB    CNS Bancorp Inc.                        27               215              215            0.14         31.25
CNY     Carver Bancorp Inc.                    103               310              310            0.14         21.32
COFI    Charter One Financial                2,626            45,731           45,516            0.96         14.73
CONE    Conestoga Bancorp, Inc.                105               742              334            0.07            NA
COOP    Cooperative Bankshares Inc.            115               543              535            0.33         21.21
CRZY    Crazy Woman Creek Bancorp               10               172              177            0.20         18.13
CSA     Coast Savings Financial               1488            12,646           12,612            0.65         19.09
CSBF    CSB Financial Group Inc.                NA                52               51            0.06         49.48
CTZN    CitFed Bancorp Inc.                    740             6,666            6,663            0.75         15.50
CVAL    Chester Valley Bancorp Inc.            108               740              702            0.34         15.44
DCBI    Delphos Citizens Bancorp Inc.           22               449              449            0.24         17.71
DIBK    Dime Financial Corp.                   145             4,150            4,146            0.77          9.58
DIME    Dime Community Bancorp Inc.            248             2,655            2,208            0.17         28.40
DME     Dime Bancorp Inc.                    3,011            27,772           26,440            0.25         20.13
DNFC    D & N Financial Corp.                   NA             3,579            3,106            0.36         14.58
DSL     Downey Financial Corp.               1,181             8,310            8,096            0.30         19.17
EBSI    Eagle Bancshares                       529             1,560            1,550            0.27         15.51
EFBC    Empire Federal Bancorp Inc.             NA               416              416            0.17         23.16
EFBI    Enterprise Federal Bancorp              NA               551              551            0.28         17.41
EGFC    Eagle Financial Corp.                  418            (4,315)          (1,466)          (0.23)           NA
EGLB    Eagle BancGroup Inc.                    50               170              123            0.10         41.56
EIRE    Emerald Isle Bancorp Inc.              112               972              977            0.42         15.03
EMLD    Emerald Financial Corp.                135             1,536            1,469            0.29         11.96
EQSB    Equitable Federal Savings Bank          NA               532              528            0.82         11.43
ESBK    Elmira Savings Bank (The)              126               248              243            0.35         17.32
ESX     Essex Bancorp Inc.                      NA               390              254           (0.01)           NA
ETFS    East Texas Financial Services           28               191              183            0.19         25.16
FAB     FirstFed America Bancorp Inc.           NA             1,647            1,574            0.19         26.64
FBBC    First Bell Bancorp Inc.                 60             1,914            1,746            0.28         14.23
FBCI    Fidelity Bancorp Inc.                  110             1,032            1,032            0.37         15.12
FBCV    1ST Bancorp                             88               536              224            0.32         27.34
FBER    1st Bergen Bancorp                      55               570              570            0.21         22.02
FBHC    Fort Bend Holding Corp.                141               519              456            0.43         20.28
FBNW    FirstBank Corp.                         NA               225              108              NA            NA
FBSI    First Bancshares Inc.                   NA               408              390            0.35         17.32
FCB     Falmouth Co-Operative Bank              28               172              164            0.11         39.20
FCBF    FCB Financial Corp.                     NA               690            1,072            0.31         21.57
FCME    First Coastal Corp.                     68               351              277            0.20         13.44
FDEF    First Defiance Financial               147             1,521            1,493            0.16         23.05
FED     FirstFed Financial Corp.               442             5,348            5,332            0.50         17.44
FESX    First Essex Bancorp Inc.               284             2,526            2,167            0.28         16.07
FFBA    First Colorado Bancorp Inc.            293             4,529            4,488            0.28         16.80
FFBH    First Federal Bancshares of AR         154             1,320            1,064            0.23         23.03
FFBI    First Financial Bancorp Inc.            37              (194)              85            0.21         22.62
FFBS    FFBS BanCorp Inc.                       31               380              380            0.25         23.00
FFBZ    First Federal Bancorp Inc.              71               608              549            0.32         14.45
FFCH    First Financial Holdings Inc.          553             3,603            3,426            0.54         15.91
FFDB    FirstFed Bancorp Inc.                   NA               434              434            0.34         13.05
FFDF    FFD Financial Corp.                     16               192              220            0.16         23.05
FFED    Fidelity Federal Bancorp               118               529              505            0.19         12.34
FFES    First Federal of East Hartford         187             1,417            1,561            0.56         15.30
FFFC    FFVA Financial Corp.                   133             1,930            1,873            0.41         18.29
FFFD    North Central Bancshares Inc.           NA               959              959            0.30         13.85
FFFG    F.F.O. Financial Group Inc.             NA               709              581            0.07         22.32
FFFL    Fidelity Bankshares Inc. (MHC)         286             1,465            1,460            0.22         32.10
FFHC    First Financial Corp.                 1776            19,980           19,527            0.53         15.45
FFHH    FSF Financial Corp.                     90               823              813            0.29         15.30
FFHS    First Franklin Corporation              49               442              413            0.34         14.52
FFIC    Flushing Financial Corp.               174             2,123            2,125            0.29         18.91
FFKY    First Federal Financial Corp.          100             1,571            1,571            0.38         14.31

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
FFLC    FFLC Bancorp Inc.                      125               902              902            0.39         20.35
FFOH    Fidelity Financial of Ohio             118             1,221            1,216            0.23         17.39
FFPB    First Palm Beach Bancorp Inc.          415             2,352            2,101            0.41         21.34
FFSL    First Independence Corp.                24               177              177            0.18         19.10
FFSX    First Fed SB of Siouxland(MHC)         171               851              832            0.29         24.14
FFWC    FFW Corp.                               46               391              385            0.54         13.66
FFWD    Wood Bancorp Inc.                       47               590              530            0.24         16.41
FFYF    FFY Financial Corp.                    180             2,007            1,991            0.50         13.50
FGHC    First Georgia Holding Inc.              82               381              381            0.12         16.15
FIBC    Financial Bancorp Inc.                  60               661              659            0.40         14.38
FISB    First Indiana Corporation              542             3,973            3,314            0.31         18.55
FKFS    First Keystone Financial                73               673              616            0.55         12.95
FKKY    Frankfort First Bancorp Inc.            25              (831)            (116)          (0.04)           NA
FLAG    FLAG Financial Corp.                   111               509              378            0.19         20.07
FLFC    First Liberty Financial Corp.          543             3,496            3,195            0.41         13.57
FLGS    Flagstar Bancorp Inc.                   NA             5,141            5,141              NA            NA
FLKY    First Lancaster Bancshares               8               143              143            0.16         24.51
FMBD    First Mutual Bancorp Inc.              173               436              405            0.12         32.29
FMCO    FMS Financial Corporation              274             1,457            1,456            0.60         11.35
FMSB    First Mutual Savings Bank              113             1,109            1,067            0.38         13.82
FNGB    First Northern Capital Corp.           218             1,459            1,398            0.15         22.92
FOBC    Fed One Bancorp                        124               818              818            0.34         14.71
FPRY    First Financial Bancorp                 NA               257              141            0.15            NA
FRC     First Republic Bancorp                 171             4,352            3,566            0.34         17.92
FSBI    Fidelity Bancorp Inc.                  106               656              645            0.40         13.75
FSFC    First Southeast Financial Corp         121               899              899            0.21         18.45
FSLA    First Savings Bank (MHC)               218             2,454            2,426            0.33         24.62
FSNJ    Bayonne Bancshares Inc.                 NA               838              838              NA            NA
FSPG    First Home Bancorp Inc.                118             1,122            1,095            0.40         12.58
FSPT    FirstSpartan Financial Corp.            NA             1,046            1,046              NA            NA
FSSB    First FS&LA of San Bernardino           51               (32)             (32)          (0.10)           NA
FSTC    First Citizens Corp.                    NA             3,228            3,058            1.55          5.16
FTF     Texarkana First Financial Corp          35               797              795            0.47         13.10
FTFC    First Federal Capital Corp.             NA             4,209            3,592            0.36         16.49
FTNB    Fulton Bancorp Inc.                     39               226              226            0.14         38.39
FTSB    Fort Thomas Financial Corp.             19               331              331            0.23         12.77
FWWB    First SB of Washington Bancorp          NA             3,245            3,113            0.32         19.24
GAF     GA Financial Inc.                      202             2,018            2,000            0.26         17.67
GBCI    Glacier Bancorp Inc.                   252             2,292            2,292            0.34         13.14
GDVS    Greater Delaware Valley (MHC)           67               533              533            0.16         37.89
GDW     Golden West Financial                4,476            87,277           85,287            1.50         14.56
GFCO    Glenway Financial Corp.                 65               586              586            0.52         13.34
GFED    Guaranty Federal SB (MHC)               67               506              481            0.15         33.54
GFSB    GFS Bancorp Inc.                        NA               308              308            0.30         11.88
GOSB    GSB Financial Corp.                     NA               125              124              NA            NA
GPT     GreenPoint Financial Corp.           1,911            35,129           36,721            0.90         17.53
GRTR    Greater New York Savings Bank           NA             4,746            4,699            0.20         28.91
GSB     Golden State Bancorp Inc.               NA            24,294           29,125            0.43         17.84
GSBC    Great Southern Bancorp Inc.            425             3,030            2,934            0.36         12.24
GSFC    Green Street Financial Corp.            31               728              728            0.17         27.39
GSLA    GS Financial Corp.                      33               519              527              NA            NA
GTFN    Great Financial Corporation            831             7,921            5,815            0.42         21.21
GTPS    Great American Bancorp                  NA               193              192            0.11         40.34
GUPB    GFSB Bancorp Inc.                       16               171              170            0.21         22.32
GWBC    Gateway Bancorp Inc.                     9               155              155            0.14         32.03
HALL    Hallmark Capital Corp.                  76               737              684            0.47         11.70
HARB    Harbor Florida Bancorp (MHC)           310             3,416            3,358            0.67         21.72
HARL    Harleysville Savings Bank               52               909              909            0.53         12.15
HARS    Harris Savings Bank (MHC)              501             5,065            3,698            0.33         33.62
HAVN    Haven Bancorp Inc.                     547             2,300            2,295            0.50         19.56
HBBI    Home Building Bancorp                   15                87               81            0.28         18.30
HBEI    Home Bancorp of Elgin Inc.             115               719              719            0.11         40.91
HBFW    Home Bancorp                            81               738              738            0.31         18.15
HBNK    Highland Federal Bank FSB              115             1,353            1,353            0.58         13.04

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
HBS     Haywood Bancshares Inc.                 34               416              416            0.33         14.39
HCBB    HCB Bancshares Inc.                     NA               121              135              NA            NA
HCFC    Home City Financial Corp.               14               178              190            0.21         18.45
HEMT    HF Bancorp Inc.                         NA            (1,236)             696            0.12         31.51
HFFB    Harrodsburg First Fin Bancorp           15               378              378            0.20         19.06
HFFC    HF Financial Corp.                     274             1,478            1,377            0.45         13.47
HFGI    Harrington Financial Group              58               445              365            0.11         28.41
HFNC    HFNC Financial Corp.                   125             2,033            2,033            0.13         31.49
HFSA    Hardin Bancorp Inc.                     19               231              200            0.24         17.58
HHFC    Harvest Home Financial Corp.            NA               171              170            0.19         15.79
HIFS    Hingham Instit. for Savings             63               663              663            0.51         12.13
HMCI    HomeCorp Inc.                          184               476              422            0.23         18.21
HMLK    Hemlock Federal Financial Corp          52               467              467              NA            NA
HMNF    HMN Financial Inc.                     116             1,332            1,216            0.31         19.86
HOMF    Home Federal Bancorp                   251             2,078            1,907            0.54         14.35
HPBC    Home Port Bancorp Inc.                  51               820              811            0.45         12.71
HRBF    Harbor Federal Bancorp Inc.             48               404              404            0.25         19.75
HRZB    Horizon Financial Corp.                120             1,991            2,031            0.28         13.84
HTHR    Hawthorne Financial Corp.              193             3,424            3,424            0.55          7.90
HVFD    Haverfield Corp.                        99               912              887            0.46         15.18
HWEN    Home Financial Bancorp                  16                97               74            0.15         27.40
HZFS    Horizon Financial Svcs Corp.            28                98               88            0.21         22.47
IBSF    IBS Financial Corp.                    135             1,616            1,616            0.15         28.75
IFSB    Independence Federal Svgs Bank          NA               645               37            0.03        116.67
INBI    Industrial Bancorp                      84             1,283            1,283            0.26         14.66
INCB    Indiana Community Bank SB               48               135              135            0.15         26.25
IPSW    Ipswich Savings Bank                    58               546              456            0.37          8.95
ISBF    ISB Financial Corporation               NA             1,752            1,785            0.28         22.77
ITLA    ITLA Capital Corp.                     141             3,014            3,014            0.38         12.01
IWBK    InterWest Bancorp Inc.                 588             5,141            5,005            0.61         16.19
JOAC    Joachim Bancorp Inc.                    14                82               82            0.11         33.24
JSB     JSB Financial Inc.                      NA             7,109            7,100            0.69         17.14
JSBA    Jefferson Savings Bancorp               NA             2,671            2,618            0.55         16.08
JXSB    Jacksonville Savings Bk (MHC)           80               229              178            0.14         40.18
JXVL    Jacksonville Bancorp Inc.               NA               974              974            0.41         10.29
KFBI    Klamath First Bancorp                  111             2,050            2,050            0.22         22.59
KNK     Kankakee Bancorp Inc.                  114               759              755            0.50         15.06
KSAV    KS Bancorp Inc.                         29               359              359            0.38         12.17
KSBK    KSB Bancorp Inc.                        NA               351              351            0.30         10.42
KYF     Kentucky First Bancorp Inc.             22               261              261            0.20         15.94
LARK    Landmark Bancshares Inc.                45               627              548            0.31         21.98
LARL    Laurel Capital Group Inc.               50               746              730            0.48         12.24
LFBI    Little Falls Bancorp Inc.               NA               469              388            0.15         28.13
LFCO    Life Financial Corp.                   184             1,523            1,523            0.47          9.57
LFED    Leeds Federal Savings Bk (MHC)          27               861              861            0.25         30.25
LIFB    Life Bancorp Inc.                      220             3,201            3,183            0.33         18.61
LISB    Long Island Bancorp Inc.             1,492            12,426           10,266            0.44         25.14
LOGN    Logansport Financial Corp.              13               303              297            0.24         15.89
LONF    London Financial Corporation             9                81               81            0.17         22.06
LSBI    LSB Financial Corp.                     61               361              337            0.38         14.64
LSBX    Lawrence Savings Bank                  101             1,435            1,419            0.32          9.33
LVSB    Lakeview Financial                      NA             1,339            1,353            0.55         16.02
LXMO    Lexington B&L Financial Corp.           NA               226              226            0.22         18.18
MAFB    MAF Bancorp Inc.                        NA            10,210           10,150            0.64         12.40
MARN    Marion Capital Holdings                 31               746              746            0.40         14.69
MASB    MASSBANK Corp.                         188             2,449            2,522            0.92         14.27
MBB     MSB Bancorp Inc.                       241             1,085            1,139            0.30         19.74
MBBC    Monterey Bay Bancorp Inc.               92               375              374            0.12         34.64
MBLF    MBLA Financial Corp.                    11               442              442            0.32         18.16
MBSP    Mitchell Bancorp Inc.                    6               133              133            0.15         28.54
MCBN    Mid-Coast Bancorp Inc.                  23               113              112            0.49         12.76
MCBS    Mid Continent Bancshares Inc.          160             1,127            1,127            0.59         16.00
MDBK    Medford Savings Bank                   255             3,092            2,662            0.56         14.40
MECH    Mechanics Savings Bank                 233             7,124            7,179            1.38          4.37

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
MERI    Meritrust Federal SB                    92               725              725            0.89         12.32
METF    Metropolitan Financial Corp.           271             1,293            1,198            0.34         13.33
MFBC    MFB Corp.                               67               508              509            0.30         19.17
MFCX    Marshalltown Financial Corp.            32               204              204            0.14         29.91
MFFC    Milton Federal Financial Corp.          51               356              334            0.15         23.54
MFLR    Mayflower Co-operative Bank             47               330              294            0.33         14.96
MFSL    Maryland Federal Bancorp               259             2,348            2,309            0.71         16.02
MGNL    Magna Bancorp Inc.                   1,046             5,698            4,465            0.32         21.09
MIFC    Mid-Iowa Financial Corp.                36               506              362            0.21         11.46
MIVI    Mississippi View Holding Co.            21               208              205            0.26         15.26
MLBC    ML Bancorp Inc.                        425             3,754            2,614            0.23         22.42
MONT    Montgomery Financial Corp.              28               147              147              NA            NA
MRKF    Market Financial Corp.                  NA               162              162            0.13         27.28
MSBF    MSB Financial Inc.                      18               279              265            0.23         14.67
MSBK    Mutual Savings Bank FSB                242               130                1              --            NA
MWBI    Midwest Bancshares Inc.                 39               290              290            0.78         11.54
MWBX    MetroWest Bank                         170             1,940            1,900            0.14         11.94
MWFD    Midwest Federal Financial               92               755              567            0.33         16.10
NASB    North American Savings Bank            245             2,796            2,216            0.98         13.27
NBN     Northeast Bancorp                      121               451              402            0.26         16.29
NBSI    North Bancshares Inc.                   32               175              171            0.18         31.25
NEIB    Northeast Indiana Bancorp               40               522              522            0.32         13.28
NHTB    New Hampshire Thrift Bncshrs           122               699              618            0.30         16.35
NASB    NewMil Bancorp Inc.                    134               677              643            0.15         21.67
NSLB    NS&L Bancorp Inc.                       NA               139              139            0.19         24.67
NSSB    Norwich Financial Corp.                239             1,965            1,864            0.33         21.12
NSSY    Norwalk Savings Society                 NA             1,150            1,045            0.44         20.74
NTMG    Nutmeg Federal S&LA                     NA               155              132            0.10         27.50
NWEQ    Northwest Equity Corp.                  36               252              242            0.32         12.60
NWSB    Northwest Savings Bank (MHC)           785             5,036            5,071            0.22         28.98
NYB     New York Bancorp Inc.                  493            13,164           13,088            0.58         13.42
OCFC    Ocean Financial Corp.                  229             3,606            3,416            0.41         20.88
OCN     Ocwen Financial Corp.                  823            18,792            5,225            0.19         57.40
OFCP    Ottawa Financial Corp.                 261             1,962            1,903            0.38         16.94
OHSL    OHSL Financial Corp.                    59               516              495            0.40         15.08
PALM    Palfed Inc.                             NA             1,457            1,348            0.25         17.88
PAMM    PacificAmerica Money Center             NA             4,003            4,003            1.70          3.35
PBCI    Pamrapo Bancorp Inc.                    98             1,260            1,260            0.44         12.22
PBCT    People's Bank (MHC)                   2825            21,900           12,930            0.21         34.97
PBHC    Oswego City Savings Bk (MHC)            75               642              530            0.28         17.41
PBKB    People's Bancshares Inc.               220             1,276              698            0.19         22.04
PCBC    Perry County Financial Corp.            NA               230              233            0.30         17.71
PCCI    Pacific Crest Capital                   62               906              906            0.30         12.71
PDB     Piedmont Bancorp Inc.                   30               342              344            0.13         20.43
PEEK    Peekskill Financial Corp.               25               513              513            0.17         24.08
PERM    Permanent Bancorp Inc.                 124               638              622            0.31         19.15
PERT    Perpetual Bank (MHC)                   113               661              662            0.44         30.11
PETE    Primary Bank                           182              (140)             366            0.18         37.33
PFDC    Peoples Bancorp                         78             1,093            1,093            0.48         13.28
PFED    Park Bancorp Inc.                       NA               460              391            0.17         25.00
PFFB    PFF Bancorp Inc.                       498             3,683            3,675            0.21         23.51
PFFC    Peoples Financial Corp.                 19               202              197            0.14         30.13
PFNC    Progress Financial Corp.               178               867              851            0.22         16.34
PFSB    PennFed Financial Services Inc         190             2,631            2,631            0.55         13.64
PFSL    Pocahontas FS&LA (MHC)                  63               622              622            0.38         18.75
PHBK    Peoples Heritage Finl Group          2,400            17,788           17,788            0.64         15.43
PHFC    Pittsburgh Home Financial Corp          58               547              448            0.25         18.94
PHSB    Peoples Home Savings Bk (MHC)           NA               350              298              NA            NA
PKPS    Poughkeepsie Financial Corp.           277             1,202            1,248            0.09         21.88
PLSK    Pulaski Savings Bank (MHC)              40               324              324              NA            NA
PMFI    Perpetual Midwest Financial            103               505              448            0.23         22.69
PRBC    Prestige Bancorp Inc.                   33               224              224            0.27         15.74
PROV    Provident Financial Holdings            NA             1,133              633            0.13         38.34
PSBK    Progressive Bank Inc.                  279             2,212            2,151            0.56         14.62

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
PSFC    Peoples-Sidney Financial Corp.          18               210              210              NA            NA
PSFI    PS Financial Inc.                       15               418              424            0.21         18.45
PTRS    Potters Financial Corp.                 46               301              315            0.65          9.52
PULB    Pulaski Bank, Svgs Bank (MHC)           NA               534              460            0.22         29.97
PULS    Pulse Bancorp                           53             1,478            1,413            0.45         11.94
PVFC    PVF Capital Corp.                      124             1,222            1,095            0.40         12.81
PVSA    Parkvale Financial Corporation         235             2,609            2,609            0.62         12.20
PWBC    PennFirst Bancorp Inc.                 131             1,454            1,460            0.27         14.47
PWBK    Pennwood Bancorp Inc.                   11                97              139            0.24         17.45
QCBC    Quaker City Bancorp Inc.               142             1,489            1,380            0.30         17.29
QCFB    QCF Bancorp Inc.                        NA               574              574            0.45         13.89
QCSB    Queens County Bancorp Inc.             283             5,341            5,341            0.54         25.06
RARB    Raritan Bancorp Inc.                    87               982              928            0.37         16.22
RCSB    RCSB Financial Inc.                     NA             8,236            8,236            0.55         23.41
REDF    RedFed Bancorp Inc.                    282             2,407            2,397            0.33         13.16
RELI    Reliance Bancshares Inc.                NA                28               14            0.01        212.50
RELY    Reliance Bancorp Inc.                  389             4,338            4,338            0.48         16.67
RIVR    River Valley Bancorp                    55               324              312            0.29         14.22
ROSE    TR Financial Corp.                     442             8,414            7,737            0.44         15.34
RSLN    Roslyn Bancorp Inc.                    385            10,467           10,130            0.25         22.75
RVSB    Riverview Savings Bank (MHC)            85               745              730            0.30         23.13
SBFL    SB of the Finger Lakes (MHC)            68               214              168            0.09         69.44
SBOS    Boston Bancorp (The)                    NA            14,315            5,073            0.95            NA
SCBS    Southern Community Bancshares           NA               211              211            0.21         18.90
SCCB    S. Carolina Community Bancshrs           9               121              121            0.18         32.64
SECP    Security Capital Corp.                 959            14,555           15,000            1.60         16.52
SFED    SFS Bancorp Inc.                        64               268              268            0.23         21.47
SFFC    StateFed Financial Corporation          NA               332              332            0.43         12.79
SFIN    Statewide Financial Corp.               NA             1,391            1,391            0.33         14.92
SFNB    Security First Network Bank             16            (6,533)          (6,533)          (0.77)           NA
SFSB    SuburbFed Financial Corp.              153               700              578            0.43         15.99
SFSL    Security First Corp.                   157             2,189            2,189            0.26         17.07
SGVB    SGV Bancorp Inc.                        87               494              274            0.12         31.77
SHEN    First Shenango Bancorp Inc.            110             1,207            1,202            0.58         12.02
SISB    SIS Bancorp Inc.                       483             2,990            2,927            0.52         14.90
SKAN    Skaneateles Bancorp Inc.               103               447              437            0.46         12.64
SKBO    First Carnegie Deposit (MHC)            NA               239              242              NA            NA
SMBC    Southern Missouri Bancorp Inc.          43               415              392            0.25         17.13
SMFC    Sho-Me Financial Corp.                  78             1,099            1,007            0.68         14.34
SOBI    Sobieski Bancorp Inc.                   22               114              114            0.14         29.02
SOPN    First Savings Bancorp Inc.              40             1,272            1,272            0.32         15.82
SOSA    Somerset Savings Bank                  150             1,708            1,698            0.10          9.77
SPBC    St. Paul Bancorp Inc                 1,101            12,397           12,355            0.36         16.75
SRN     Southern Banc Company Inc.              NA               130              130            0.12         33.85
SSB     Scotland Bancorp Inc                    14               260              255            0.15         32.08
SSFC    South Street Financial Corp.            38               744              744            0.18         25.69
SSM     Stone Street Bancorp Inc.               18               258              258            0.14         38.28
STFR    St. Francis Capital Corp.              336             3,686            3,052            0.57         16.34
STND    Standard Financial Inc.                434             4,812            4,647            0.29         22.09
STSA    Sterling Financial Corp.               488             2,288            1,971            0.25         20.25
SVRN    Sovereign Bancorp Inc.               1,585            21,506           20,536            0.26         14.99
SWBI    Southwest Bancshares                    95             1,011              960            0.35         14.46
SWCB    Sandwich Co-operative Bank             153             1,147            1,129            0.57         15.79
SZB     SouthFirst Bancshares Inc.              45               124              125            0.15         26.67
TBK     Tolland Bank                            88               481              477            0.30         14.90
THR     Three Rivers Financial Corp.            NA               180              174            0.22         18.32
THRD    TF Financial Corporation               157             1,265            1,164            0.29         17.67
TPNZ    Tappan Zee Financial Inc.               14               265              258            0.18         24.13
TRIC    Tri-County Bancorp Inc.                 19               243              238            0.39         15.06
TSBS    Peoples Bancorp Inc. (MHC)             141             2,276            1,683            0.18         41.67
TSH     Teche Holding Co.                      153               911              909            0.28         16.41
TWIN    Twin City Bancorp                       53               261              242            0.30         16.88
UBMT    United Financial Corp.                  NA               376              376            0.31         19.35
UFRM    United Federal Savings Bank            144               428              113            0.04         71.88

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
USAB    USABancshares, Inc.                     NA               107               88            0.12         17.19
VABF    Virginia Beach Fed. Financial          217               987              816            0.17         20.59
VFFC    Virginia First Financial Corp.         398             2,214            1,094            0.19         31.50
WAMU    Washington Mutual Inc.                9077           118,765          115,016            0.93         17.19
WAYN    Wayne Savings & Loan Co. (MHC)          93               504              467            0.20         28.13
WBST    Webster Financial Corp.               1137            12,038           11,764            0.96         14.58
WCBI    Westco Bancorp                          57             1,153            1,108            0.41         16.16
WCFB    Webster City Federal SB (MHC)           21               341              341            0.16         27.73
WEFC    Wells Financial Corp.                   NA               539              534            0.28         14.73
WEHO    Westwood Homestead Fin. Corp.           19               325              325            0.12         32.29
WES     Westcorp                              2743             9,885            1,968            0.08         68.17
WFI     Winton Financial Corp.                  78               796              668            0.34         11.95
WFSG    Wilshire Financial Services             NA             5,112           (2,178)          (0.28)           NA
WFSL    Washington Federal Inc.                660            27,015           26,794            0.56         12.39
WHGB    WHG Bancshares Corp.                    NA               231              231            0.17         23.16
WOFC    Western Ohio Financial Corp.           103               452              441            0.20         30.31
WRNB    Warren Bancorp Inc.                    140             1,624            1,643            0.41         11.13
WSB     Washington Savings Bank, FSB            NA               470              464            0.10         18.13
WSFS    WSFS Financial Corporation             289             4,169            4,168            0.33         11.60
WSTR    WesterFed Financial Corp.              369             2,139            1,958            0.35         16.07
WVFC    WVS Financial Corp.                     58               883              880            0.50         13.94
WWFC    Westwood Financial Corporation          13               237              237            0.37         14.36
WYNE    Wayne Bancorp Inc.                      60               525              525            0.27         22.92
YFCB    Yonkers Financial Corporation           59               793              805            0.27         18.40
YFED    York Financial Corp.                   396             2,760            2,440            0.34         17.74
                                        ---------------  -----------------------------------------------------------
        Average                                307             3,228            2,908            0.34         20.52

                                          Productivity                             Income
                                        ---------------  -----------------------------------------------------------
                                           Full Time
                                          Equivalent
                                           Employees       Net Income      Core Income         Core EPS      Price/
Ticker  Short Name                      Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Most Recent Qtr  Core EPS
--------------------------------------  ---------------  -----------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                       NA                50               45            0.18         32.29
ATSB    AmTrust Capital Corp.                   NA                76               55            0.11         28.98
CLAS    Classic Bancshares Inc.                 NA               237              237            0.20         17.66
FFDF    FFD Financial Corp.                     16               192              220            0.16         23.05
HFFB    Harrodsburg First Fin Bancorp           15               378              378            0.20         19.06
HZFS    Horizon Financial Svcs Corp.            28                98               88            0.21         22.47
LXMO    Lexington B&L Financial Corp.           NA               226              226            0.22         18.18
NBSI    North Bancshares Inc.                   32               175              171            0.18         31.25
PRBC    Prestige Bancorp Inc.                   33               224              224            0.27         15.74
SOBI    Sobieski Bancorp Inc.                   22               114              114            0.14         29.02
SZB     SouthFirst Bancshares Inc.              45               124              125            0.15         26.67
                                        ---------------  -----------------------------------------------------------
        Average                              27.29               172              171            0.18         24.03
        Maximum                              45.00               378              378            0.27         32.29
        Minimum                               0.00                50               45            0.11         15.74

                                    Exhibit 6
                                Market Multiples
                      Pricing Data as of September 8, 1997

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
CAL     California Federal Bank, a FSB       NA         NA       NA        NA         NA           NA       NA      NA         NA
CCMD    Chevy Chase Bank, FSB                NA         NA       NA        NA         NA           NA       NA      NA         NA
AABC    Access Anytime Bancorp, Inc.      6.500       7.75    14.77        NA      99.54       99.540     7.41   0.000       0.00
AADV    Advantage Bancorp Inc.           45.000     145.52    13.89     36.89     154.96      165.750    14.27   0.889      29.51
ABBK    Abington Bancorp Inc.            33.000      60.73    15.00     16.42     176.19      195.610    12.19   1.212      19.90
ABCL    Alliance Bancorp Inc.            33.750     180.39    18.34     31.84     144.23      146.040    12.85   1.956      24.76
ABCW    Anchor BanCorp Wisconsin         27.500     248.84     7.09     11.27     103.81      105.810     6.46   1.164      18.55
AFBC    Advance Financial Bancorp        15.750      17.08       NA        NA     106.78      106.780    16.49   2.032         NA
AFCB    Affiliated Community Bancorp     26.625     172.25    15.13     17.75     158.96      159.910    15.79   1.803      30.40
AFED    AFSALA Bancorp Inc.              16.250      23.64    17.66        NA     102.07      102.070    14.85   0.985         NA
AFFFZ   America First Financial Fund     40.250     241.93    10.94      8.64     138.94      140.690    11.04   3.975      34.33
AHCI    Ambanc Holding Co.               15.625      65.24    27.90        NA     109.34      109.340    14.15   1.280       0.00
AHM     Ahmanson & Company (H.F.)        54.688   5,323.10    13.54     30.90     268.74      315.390    11.20   1.609      49.72
ALBC    Albion Banc Corp.                23.250       5.81    29.06     86.11      97.04       97.040     8.47   1.376     114.81
ALBK    ALBANK Financial Corp.           39.750     510.15    14.61     18.84     153.77      175.960    14.15   1.811      27.01
AMFC    AMB Financial Corp.              14.500      13.98    13.43     21.64      99.18       99.180    14.84   1.655      35.82
ANA     Acadiana Bancshares Inc.         21.813      59.42    20.97        NA     128.46      128.460    22.31   1.650         NA
ANBK    American National Bancorp        19.625      70.91    17.52     51.64     150.04      150.040    14.03   0.611      23.68
ANDB    Andover Bancorp Inc.             31.000     159.60    12.50     12.02     158.32      158.320    12.76   2.194      23.06
ASBI    Ameriana Bancorp                 21.750      70.26    20.14     29.39     161.23      161.350    17.66   2.943      79.73
ASBP    ASB Financial Corp.              13.125      22.59    17.27     31.25     129.31      129.310    20.12   3.048         NA
ASFC    Astoria Financial Corp.          49.188   1,024.54    17.08     25.75     172.05      204.860    13.46   1.220      25.13
ATSB    AmTrust Capital Corp.            12.750       6.71    21.25     28.98      92.93       93.960     9.45   1.569      11.36
AVND    Avondale Financial Corp.         14.625      51.11     5.63        NA      92.27       92.270     8.42   0.000       0.00
BANC    BankAtlantic Bancorp Inc.        12.500     283.13    13.02     15.82     183.02      222.820    10.29   1.056     973.67
BDJI    First Federal Bancorporation     21.375      14.59    16.19     36.85     121.38      121.380    13.19   0.000       0.00
BFD     BostonFed Bancorp Inc.           19.000     107.35    15.83     25.00     123.62      127.860    11.58   1.474      28.95
BFFC    Big Foot Financial Corp.         17.750      44.60    27.73        NA     123.69      123.690    21.01   0.000         NA
BFSB    Bedford Bancshares Inc.          24.000      27.42    15.79     19.83     135.21      135.210    20.24   2.333      41.32
BKC     American Bank of Connecticut     37.000      85.31    11.42     12.05     169.96      177.030    14.08   3.892      50.16
BKCT    Bancorp Connecticut Inc.         32.500      82.35    14.77     16.50     187.54      187.540    19.22   3.077      41.37
BKUNA   BankUnited Financial Corp.       12.375     109.76    22.10     45.83     163.04      201.220     6.07   0.000       0.00
BNKU    Bank United Corp.                40.875   1,291.47    18.92        NA     221.66      227.210    11.29   1.370         NA
BPLS    Bank Plus Corp.                  11.438     220.85    15.89        NA     123.39      123.650     6.25   0.000       0.00
BSBC    Branford Savings Bank             5.063      33.21    15.82     16.33     191.78      191.780    17.80   1.580      19.35
BTHL    Bethel Bancorp                   12.500      15.15    16.45     13.02      91.17      108.600     6.89   2.560      20.83
BVCC    Bay View Capital Corp.           26.500     343.95    19.49     28.19     175.26      208.830    11.11   1.208      33.51
BWFC    Bank West Financial Corp.        18.250      32.00    21.73     35.10     141.69      141.690    20.56   1.753      53.85
BYFC    Broadway Financial Corp.         11.000       9.19    17.19        NA      75.09       75.090     7.52   1.818         NA
CAFI    Camco Financial Corp.            17.750      57.05     9.86     16.75     121.74      131.970    11.65   2.790      44.02
CAPS    Capital Savings Bancorp Inc.     15.750      29.80    12.70     19.44     139.63      139.630    12.29   1.524      27.78
CASB    Cascade Financial Corp.          13.000      33.42    16.25     30.95     148.06      148.060     9.08   0.000       0.00
CASH    First Midwest Financial Inc.     18.750      51.26    14.20     19.53     120.04      135.480    13.68   1.920      35.76
CATB    Catskill Financial Corp.         16.250      79.60    19.35     19.82     107.76      107.760    26.98   1.723      17.07
CBCI    Calumet Bancorp Inc.             42.500      89.71    11.81     17.93     116.53      116.530    18.07   0.000       0.00
CBES    CBES Bancorp Inc.                17.750      18.19    16.44        NA     103.92      103.920    19.11   2.254         NA
CBK     Citizens First Financial Corp.   18.125      43.02    28.32     64.73     112.30      112.300    17.31   0.000       0.00
CBSA    Coastal Bancorp Inc.             30.000     149.15    13.64     21.28     152.83      183.820     5.03   1.600      29.79
CBSB    Charter Financial Inc.           20.250      84.03    11.25     19.47     147.70      166.940    21.37   1.580      26.92
CCFH    CCF Holding Company              17.000      13.94   212.50        NA     118.38      118.380    13.83   3.235         NA
CEBK    Central Co-operative Bank        20.750      40.77    16.73     14.21     119.25      133.270    11.84   1.542      16.44
CENB    Century Bancorp Inc.             79.500      32.38    16.99        NA     108.24      108.240    32.40   2.516         NA
CENF    CENFED Financial Corp.           35.938     205.87    14.04     18.72     172.36      172.700     8.97   1.002      17.04
CFB     Commercial Federal Corp.         46.000     991.43    14.74     22.89     232.68      262.410    13.97   0.609      13.77
CFBC    Community First Banking Co.      34.375      76.33       NA        NA         NA           NA       NA   0.000         NA
CFCP    Coastal Financial Corp.          24.250     112.54    19.56     26.65     362.48      362.480    22.38   1.485      37.09

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
CFFC    Community Financial Corp.        21.750      27.74    13.94     16.48     115.32      115.320    15.81   2.575      40.91
CFNC    Carolina Fincorp Inc.            17.625      32.63    23.19        NA     128.28      128.280    29.26   1.362         NA
CFSB    CFSB Bancorp Inc.                26.500     135.06    12.74     20.54     209.49      209.490    15.97   2.264      39.12
CFTP    Community Federal Bancorp        17.250      79.85    28.75     27.38     123.57      123.570    38.20   1.739     444.44
CFX     CFX Corp.                        20.750     272.73    14.02     18.36     197.24      210.870    14.67   4.241      75.27
CIBI    Community Investors Bancorp      15.500      14.41    14.90     23.48     129.60      129.600    15.61   2.065      40.42
CKFB    CKF Bancorp Inc.                 19.000      18.05     8.48     15.57     111.96      111.960    28.91   2.632     118.03
CLAS    Classic Bancshares Inc.          14.125      18.43    17.66     25.68      94.99      112.370    14.12   1.982      36.36
CMRN    Cameron Financial Corp           17.875      46.95    17.88     22.63     104.05      104.050    22.56   1.566      35.44
CMSB    Commonwealth Bancorp Inc.        17.313     295.98    18.82     24.05     134.31      171.760    12.93   1.617      36.11
CMSV    Community Savings FA (MHC)       32.750     166.70    30.32     44.86     205.33      205.330    23.82   2.748     116.44
CNIT    CENIT Bancorp Inc.               49.250      81.41    13.68     22.29     158.26      172.320    11.45   2.030      42.99
CNSB    CNS Bancorp Inc.                 17.500      28.93    31.25     64.81     117.92      117.920    29.42   1.371      55.56
CNY     Carver Bancorp Inc.              11.938      27.63    21.32        NA      79.96       83.370     6.68   1.675         NA
COFI    Charter One Financial            56.563   2,612.42    14.73     19.50     267.44      285.670    17.94   1.768      32.07
CONE    Conestoga Bancorp, Inc.              NA         NA       NA        NA         NA           NA       NA      NA      28.17
COOP    Cooperative Bankshares Inc.      28.000      41.77    20.59        NA     155.30      155.300    11.85   0.000       0.00
CRZY    Crazy Woman Creek Bancorp        14.500      13.85    19.08     25.44      98.77       98.770    25.51   2.759      70.18
CSA     Coast Savings Financial          49.625     923.81    19.09     54.53     206.26      208.950    10.15   0.000       0.00
CSBF    CSB Financial Group Inc.         11.875      11.18    49.48     69.85      91.42       96.780    22.90   0.000       0.00
CTZN    CitFed Bancorp Inc.              46.500     401.69    15.50     24.73     203.68      226.17     12.97   0.774      15.60
CVAL    Chester Valley Bancorp Inc.      21.000      45.40    14.58     22.58     159.70      159.700    13.36   1.996      39.76
DCBI    Delphos Citizens Bancorp Inc.    17.000      34.66    17.71        NA     113.86      113.860    32.34   0.000         NA
DIBK    Dime Financial Corp.             29.500     152.00     9.58     10.69     218.20      225.540    17.38   1.356      12.68
DIME    Dime Community Bancorp Inc.      19.313     252.86    22.99     20.55     132.46      153.770    19.23   0.932       4.79
DME     Dime Bancorp Inc.                20.125   2,087.34    19.35     19.73     197.11      206.620    10.39   0.795       3.92
DNFC    D & N Financial Corp.            21.000     172.03    12.50     19.81     193.73      195.900    10.69   0.952       0.00
DSL     Downey Financial Corp.           23.000     614.87    18.55     27.38     150.72      152.820    10.45   1.391      36.74
EBSI    Eagle Bancshares                 16.750      94.80    15.51     26.59     134.54      134.540    11.17   3.582      95.24
EFBC    Empire Federal Bancorp Inc.      15.750      40.83    23.16        NA     100.64      100.640    37.61   1.905         NA
EFBI    Enterprise Federal Bancorp       19.500      39.02    17.41     21.20     123.50      123.570    14.76   5.128     163.04
EGFC    Eagle Financial Corp.            36.000     226.54       NA     73.47     163.49      209.420    11.23   2.778     187.76
EGLB    Eagle BancGroup Inc.             16.625      20.58    29.69        NA      99.61       99.610    11.81   0.000         NA
EIRE    Emerald Isle Bancorp Inc.        25.250      56.76    15.03     16.72     188.57      188.570    13.34   1.109      17.62
EMLD    Emerald Financial Corp.          13.875      70.27    11.56     17.13     153.65      156.070    11.64   1.730      29.63
EQSB    Equitable Federal Savings Bank   37.500      22.58    11.30     18.20     145.35      145.350     7.33   0.000       0.00
ESBK    Elmira Savings Bank (The)        24.250      17.13    16.84     21.27     117.04      122.040     7.52   2.639      56.14
ESX     Essex Bancorp Inc.                1.938       2.05       NA        NA     395.51      625.160     1.08   0.000       0.00
ETFS    East Texas Financial Services    19.125      19.61    23.91     49.04      95.77       95.770    17.4    1.046      51.28
FAB     FirstFed America Bancorp Inc.    20.250     176.32    25.31        NA     131.92      131.920    17.27   0.000         NA
FBBC    First Bell Bancorp Inc.          15.938     103.77    12.85     15.78     147.85      147.850    14.53   2.510     336.63
FBCI    Fidelity Bancorp Inc.            22.375      62.47    15.12     23.31     122.80      123.070    12.75   1.430      29.17
FBCV    1ST Bancorp                      35.000      24.43    11.51     29.91     109.38      111.640     9.03   1.143      33.37
FBER    1st Bergen Bancorp               18.500      55.51    22.02     44.05     137.34      137.340    19.49   1.081      28.57
FBHC    Fort Bend Holding Corp.          34.875      28.85    17.79     48.44     150.13      161.160     9.05   1.147      38.89
FBNW    FirstBank Corp.                  17.375      34.47       NA        NA         NA           NA       NA   0.000         NA
FBSI    First Bancshares Inc.            24.250      26.57    16.39     19.56     119.63      119.810    16.20   0.825      16.13
FCB     Falmouth Co-Operative Bank       17.250      25.09    35.94     33.17     112.01      112.010    26.74   1.159      28.85
FCBF    FCB Financial Corp.              26.750     108.96    33.44     29.72     142.29      142.290    20.71   2.991      80.00
FCME    First Coastal Corp.              10.750      14.61    10.75      2.38     103.86      103.860     9.59   0.000       0.00
FDEF    First Defiance Financial         14.750     137.78    23.05     34.30     117.06      117.060    24.95   2.169      72.09
FED     FirstFed Financial Corp.         34.875     369.00    17.44     31.42     182.21      184.230     8.80   0.000       0.00
FESX    First Essex Bancorp Inc.         18.000     135.07    13.64     12.41     155.57      179.100    10.85   2.667      33.10
FFBA    First Colorado Bancorp Inc.      18.813     311.61    16.80     23.23     159.57      161.760    20.63   2.339      46.91
FFBH    First Federal Bancshares of AR   21.188     103.74    18.27     24.35     129.51      129.510    19.38   1.133      11.49
FFBI    First Financial Bancorp Inc.     19.000       7.89       NA        NA     107.83      107.830     9.33   0.000       0.00

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
FFBS    FFBS BanCorp Inc.                23.000      35.82    23.00     23.71     135.53      135.530    27.39   2.174      51.55
FFBZ    First Federal Bancorp Inc.       18.500      29.08    13.21     23.13     209.99      210.230    14.45   1.297      29.38
FFCH    First Financial Holdings Inc.    34.375     218.51    15.08     23.87     214.44      214.440    13.11   2.095      48.61
FFDB    FirstFed Bancorp Inc.            17.750      20.43    13.05     20.64     122.58      134.470    11.54   2.817      61.05
FFDF    FFD Financial Corp.              14.750      21.46    26.34        NA     101.65      101.650    25.16   2.034         NA
FFED    Fidelity Federal Bancorp          9.375      23.32    11.72     62.50     181.33      181.330     9.33   4.267     466.67
FFES    First Federal of East Hartford   34.281      91.74    16.80     23.01     145.07      145.070     9.33   1.750      40.27
FFFC    FFVA Financial Corp.             30.000     135.62    17.86     23.81     172.31      176.060    24.27   1.600      34.92
FFFD    North Central Bancshares Inc.    16.625      54.16    13.85     17.14     112.26      112.260    25.44   1.504      25.77
FFFG    F.F.O. Financial Group Inc.       6.250      52.79    19.53     23.15     243.19      243.190    16.34   0.000       0.00
FFFL    Fidelity Bankshares Inc. (MHC)   28.250     191.28    32.10     56.50     228.56      230.240    19.14   3.186     160.00
FFHC    First Financial Corp.            32.750   1,185.86    15.16     22.43     280.63      288.040    19.99   1.832      39.04
FFHH    FSF Financial Corp.              17.750      53.83    15.30     21.91     110.66      110.660    14.23   2.817      61.73
FFHS    First Franklin Corporation       19.750      23.54    13.72     56.43     115.03      115.770    10.37   1.620      91.43
FFIC    Flushing Financial Corp.         21.938     175.04    18.91     22.85     131.52      131.520    20.35   1.094      18.75
FFKY    First Federal Financial Corp.    21.750      90.70    14.31     19.08     175.40      186.380    24.03   2.575      43.86
FFLC    FFLC Bancorp Inc.                31.750      73.58    20.35     31.13     140.99      140.990    19.01   1.512      43.14
FFOH    Fidelity Financial of Ohio       16.000      89.27    17.39     30.77     131.47      148.980    17.01   1.750      46.15
FFPB    First Palm Beach Bancorp Inc.    35.000     176.08    19.02        NA     160.85      164.860    10.57   1.714         NA
FFSL    First Independence Corp.         13.750      13.64    19.10     30.56     118.53      118.530    12.36   1.818      50.00
FFSX    First Fed SB of Siouxland(MHC)   28.000      79.19    23.33     40.58     203.78      205.580    16.90   1.714      67.99
FFWC    FFW Corp.                        29.500      20.98    13.41     15.53     122.36      135.760    11.65   2.441      33.16
FFWD    Wood Bancorp Inc.                15.750      33.37    14.58     21.28     165.44      165.440    20.36   2.540      31.54
FFYF    FFY Financial Corp.              27.000     111.11    13.50     22.69     136.16      136.160    18.67   2.593      56.72
FGHC    First Georgia Holding Inc.        7.750      23.66    16.15     25.83     184.09      200.780    15.13   0.688      17.77
FIBC    Financial Bancorp Inc.           23.000      39.61    14.38     25.27     149.84      150.620    14.02   1.739      38.46
FISB    First Indiana Corporation        23.000     242.91    15.54     20.00     167.03      169.120    15.97   2.087      40.35
FKFS    First Keystone Financial         28.500      34.99    11.88     19.79     149.29      149.290    10.91   0.702      10.42
FKKY    Frankfort First Bancorp Inc.     11.000      36.08       NA        NA     158.50      158.500    27.24   3.273         NA
FLAG    FLAG Financial Corp.             15.250      31.06    15.25        NA     146.07      146.070    14.00   2.230         NA
FLFC    First Liberty Financial Corp.    22.250     171.88    12.36     16.98     180.89      200.630    13.33   1.798      29.52
FLGS    Flagstar Bancorp Inc.            19.500     266.57       NA        NA     231.04           NA    16.70   0.000         NA
FLKY    First Lancaster Bancshares       15.688      15.04    24.51        NA     108.64      108.640    37.18   3.187         NA
FMBD    First Mutual Bancorp Inc.        15.500      54.35    29.81    129.17      92.65      122.340    13.01   2.065     266.67
FMCO    FMS Financial Corporation        27.250      65.06    11.35     17.93     178.81      182.030    11.72   1.028      13.16
FMSB    First Mutual Savings Bank        21.000      56.74    13.13     14.09     192.48      192.480    13.13   0.952      12.52
FNGB    First Northern Capital Corp.     13.750     121.47    21.48     20.22     168.92      168.920    19.05   2.327      79.41
FOBC    Fed One Bancorp                  20.000      47.48    14.71     21.05     115.94      121.580    13.30   2.900      61.05
FPRY    First Financial Bancorp              NA         NA       NA        NA         NA           NA       NA      NA      39.66
FRC     First Republic Bancorp           24.375     236.27    14.86     16.04     147.19      147.280    10.56   0.000       0.00
FSBI    Fidelity Bancorp Inc.            22.000      34.10    13.41     20.75     138.98      138.980     9.39   1.636      29.92
FSFC    First Southeast Financial Corp   15.500      68.02    18.45        NA     198.72      198.720    20.32   1.548         NA
FSLA    First Savings Bank (MHC)         32.500     236.07    24.62     41.67     242.72      272.190    22.86   1.477      51.51
FSNJ    Bayonne Bancshares Inc.          12.500     112.42       NA        NA         NA           NA       NA   1.363         NA
FSPG    First Home Bancorp Inc.          20.125      54.51    12.27     12.42     156.61      159.220    10.43   1.988      24.07
FSPT    FirstSpartan Financial Corp.     35.375     156.72       NA        NA         NA           NA       NA   0.000         NA
FSSB    First FS&LA of San Bernardino     9.625       3.16       NA        NA      70.36       73.030     3.05   0.000       0.00
FSTC    First Citizens Corp.             32.000      58.85     4.88     11.35     177.88      228.730    17.31   1.375      15.60
FTF     Texarkana First Financial Corp   24.625      44.09    13.10     17.97     163.84      163.840    25.73   2.274     253.83
FTFC    First Federal Capital Corp.      23.750     217.51    14.14     20.30     214.35      227.930    13.81   2.021      37.62
FTNB    Fulton Bancorp Inc.              21.500      36.96    38.39        NA     148.58      148.580    37.17   0.930         NA
FTSB    Fort Thomas Financial Corp.      11.750      16.66    12.77     36.72     112.98      112.980    18.12   2.128         NA
FWWB    First SB of Washington Bancorp   24.625     258.34    18.66     23.68     157.05      170.060    24.11   1.137      23.08
GAF     GA Financial Inc.                18.375     146.72    17.67     22.97     128.95      130.320    19.57   2.612      38.75
GBCI    Glacier Bancorp Inc.             17.875     121.76    13.14     16.25     220.14      225.980    21.45   2.685      40.01
GDVS    Greater Delaware Valley (MHC)    24.250      79.36    37.89    105.43     280.67      280.670    32.47   1.485     156.52

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
GDW     Golden West Financial            87.375   4,957.53    14.18     13.18     199.03      199.030    12.68   0.504       6.41
GFCO    Glenway Financial Corp.          27.750      31.63    13.34     26.18     116.16      117.730    11.02   2.883      63.39
GFED    Guaranty Federal SB (MHC)        20.125      62.89    31.45     54.39     228.69      228.690    31.51   2.186     102.70
GFSB    GFS Bancorp Inc.                 14.250      14.08    11.88     16.76     133.68      133.680    15.30   1.825      25.29
GOSB    GSB Financial Corp.              14.500      32.60       NA        NA         NA           NA       NA   0.000         NA
GPT     GreenPoint Financial Corp.       63.125   2,734.13    18.35     18.57     184.20      327.580    21.38   1.584      26.47
GRTR    Greater New York Savings Bank    23.125     317.21    28.91     27.53     196.98      196.980    12.30   0.865      17.86
GSB     Golden State Bancorp Inc.        30.688   1,545.10    21.92     49.50     196.34      220.940     9.53   0.000       0.00
GSBC    Great Southern Bancorp Inc.      17.625     142.85    11.91     16.02     236.58      236.580    20.18   2.270      35.23
GSFC    Green Street Financial Corp.     18.625      80.05    27.39     31.57     126.44      126.440    45.85   2.362      94.92
GSLA    GS Financial Corp.               16.000      55.02       NA        NA      97.80       97.800    44.64   1.750         NA
GTFN    Great Financial Corporation      35.625     491.78    15.63     22.84     174.63      182.320    16.13   1.684      32.69
GTPS    Great American Bancorp           17.750      31.24    40.34     93.42      96.68       96.680    22.81   2.254     210.53
GUPB    GFSB Bancorp Inc.                18.750      15.08    22.32     27.99     111.08      111.080    18.11   2.133     111.94
GWBC    Gateway Bancorp Inc.             17.938      19.30    32.03     35.17     111.76      111.760    30.23   2.230      78.43
HALL    Hallmark Capital Corp.           22.000      31.74    10.78     16.54     107.00      107.000     7.75   0.000       0.00
HARB    Harbor Florida Bancorp (MHC)     58.219     289.36    21.40     28.54     308.85      319.360    25.91   2.405      63.73
HARL    Harleysville Savings Bank        25.750      42.55    12.15     18.13     193.46      193.460    12.64   1.553      25.92
HARS    Harris Savings Bank (MHC)        44.375     498.01    24.65     55.47     304.15      347.770    24.36   1.307      72.5
HAVN    Haven Bancorp Inc.               39.125     171.50    19.56     19.37     161.67      162.280     9.61   1.534      29.70
HBBI    Home Building Bancorp            20.500       6.39    17.08     60.29     101.69      101.690    14.18   1.463      88.24
HBEI    Home Bancorp of Elgin Inc.       18.000     123.40    40.91        NA     131.10      131.100    35.00   2.222         NA
HBFW    Home Bancorp                     22.500      56.81    18.15     29.61     127.70      127.700    16.96   0.889      26.32
HBNK    Highland Federal Bank FSB        30.250      69.58    13.04     32.18     184.56      184.560    13.80   0.000       0.00
HBS     Haywood Bancshares Inc.          19.000      23.76    14.39     21.35     113.37      117.570    15.79   2.947      61.80
HCBB    HCB Bancshares Inc.              13.750      36.37       NA        NA         NA           NA       NA   0.000         NA
HCFC    Home City Financial Corp.        15.500      14.76    19.38        NA      96.57       96.570    21.63   2.065         NA
HEMT    HF Bancorp Inc.                  15.125      95.01       NA        NA     117.25           NA     9.65   0.000       0.00
HFFB    Harrodsburg First Fin Bancorp    15.250      30.88    19.06     25.85      97.26       97.260    28.34   2.623      93.22
HFFC    HF Financial Corp.               24.250      72.25    12.63     20.38     136.39      136.390    12.86   1.732      30.25
HFGI    Harrington Financial Group       12.500      40.71    22.32     20.49     162.97      162.970     9.11   0.960       4.92
HFNC    HFNC Financial Corp.             16.375     281.53    31.49     35.60     174.76      174.760    31.44   1.710         NA
HFSA    Hardin Bancorp Inc.              16.875      14.50    15.07     28.13     107.62      107.620    13.42   2.844      70.00
HHFC    Harvest Home Financial Corp.     12.000      10.98    15.79     46.15     106.10      106.100    12.53   3.333         NA
HIFS    Hingham Instit. for Savings      24.750      32.26    12.13     13.31     158.45      158.450    14.83   1.939      26.88
HMCI    HomeCorp Inc.                    16.750      28.36    16.11     72.83     130.76      130.760     8.55   0.000       0.00
HMLK    Hemlock Federal Financial Corp   15.313      31.79       NA        NA     105.10      105.100    19.28   1.567         NA
HMNF    HMN Financial Inc.               24.625     103.72    18.11     24.63     126.80      126.800    18.30   0.000       0.00
HOMF    Home Federal Bancorp             31.000     105.29    13.14     15.82     181.82      187.650    15.42   1.613      20.83
HPBC    Home Port Bancorp Inc.           22.875      42.13    12.71     13.22     200.83      200.830    21.20   3.497      46.24
HRBF    Harbor Federal Bancorp Inc.      19.750      33.45    19.75     32.92     119.84      119.840    15.46   2.025      66.67
HRZB    Horizon Financial Corp.          15.500     114.96    14.35     14.49     142.07      142.070    22.17   2.581      62.18
HTHR    Hawthorne Financial Corp.        17.375      52.72     7.90        NA     132.94      132.940     6.11   0.000       0.00
HVFD    Haverfield Corp.                 27.938      53.58    14.86     27.39     180.13      180.130    15.39   2.004      53.92
HWEN    Home Financial Bancorp           16.438       7.72    20.55        NA     107.23      107.230    18.16   1.217         NA
HZFS    Horizon Financial Svcs Corp.     18.875       8.03    20.52     27.76      95.47       95.470     9.34   1.695      47.06
IBSF    IBS Financial Corp.              17.250     190.00    28.75     50.74     148.84      148.840    25.90   2.319     143.76
IFSB    Independence Federal Svgs Bank   14.000      17.94     6.86     21.21     100.79      114.010     6.94   1.571      33.33
INBI    Industrial Bancorp               15.250      80.47    14.66     32.45     131.13      131.130    23.22   3.148      68.09
INCB    Indiana Community Bank SB        15.750      14.52    26.25    105.00     128.36      128.360    15.90   2.286         NA
IPSW    Ipswich Savings Bank             13.250      31.48     7.53      8.23     145.44      145.440     8.31   0.906      13.04
ISBF    ISB Financial Corporation        25.500     175.97    23.61     31.10     144.80      170.230    18.58   1.569      45.12
ITLA    ITLA Capital Corp.               18.250     143.18    12.01     12.85     153.10      153.750    16.82   0.000       0.00
IWBK    InterWest Bancorp Inc.           39.500     317.42    15.67     21.94     255.50      261.070    17.32   1.519      31.11
JOAC    Joachim Bancorp Inc.             14.625      10.57    33.24     66.48     107.38      107.380    30.24   3.419     227.27
JSB     JSB Financial Inc.               47.313     467.17    17.14     17.72     133.13      133.130    30.42   2.959      48.69

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
JSBA    Jefferson Savings Bancorp        35.375     177.06    15.79     37.63     147.64      190.290    13.70   1.131      38.30
JXSB    Jacksonville Savings Bk (MHC)    22.500      28.63    31.25     66.18     167.66      167.660    17.59   1.778     117.65
JXVL    Jacksonville Bancorp Inc.        16.875      41.61    10.29     21.92     124.54      124.540    18.58   2.963      64.94
KFBI    Klamath First Bancorp            19.875     199.12    22.59     34.27     127.65      127.650    27.35   1.509      50.00
KNK     Kankakee Bancorp Inc.            30.125      42.93    15.06     19.69     113.29      120.550    12.57   1.593      28.76
KSAV    KS Bancorp Inc.                  18.500      16.38    12.17     17.96     114.13      114.200    15.43   3.243      87.38
KSBK    KSB Bancorp Inc.                 12.500      15.48    10.42     10.87     147.75      156.250    10.61   0.640       9.27
KYF     Kentucky First Bancorp Inc.      12.750      16.82    15.94     21.25     114.25      114.250    18.91   3.922     583.33
LARK    Landmark Bancshares Inc.         27.250      46.62    19.46     25.71     148.18      148.180    20.44   1.468      37.74
LARL    Laurel Capital Group Inc.        23.500      33.91    11.99     15.88     159.43      159.430    16.00   2.213      29.73
LFBI    Little Falls Bancorp Inc.        16.875      44.01    23.44     54.44     116.30      125.930    15.44   1.185      25.81
LFCO    Life Financial Corp.             18.000     110.01     9.57        NA     263.54      263.540    56.34   0.000         NA
LFED    Leeds Federal Savings Bk (MHC)   30.250     104.51    30.25     47.27     228.99      228.990    37.07   2.512     107.81
LIFB    Life Bancorp Inc.                24.563     241.87    18.61     23.39     154.10      158.680    16.25   1.954      42.86
LISB    Long Island Bancorp Inc.         44.250   1,060.60    20.87     30.31     199.59      201.590    17.95   1.356      37.67
LOGN    Logansport Financial Corp.       15.250      19.22    15.89     20.89     120.46      120.460    23.12   2.623     465.75
LONF    London Financial Corporation     15.000       7.65    22.06     28.85     102.74      102.740    20.21   1.600      46.15
LSBI    LSB Financial Corp.              22.250      20.39    13.57     13.91     112.37      112.370    10.68   1.528      19.35
LSBX    Lawrence Savings Bank            11.938      51.14     9.33      8.78     160.24      160.240    13.93   0.000       0.00
LVSB    Lakeview Financial               35.250      79.93    16.32     14.04     177.05      221.420    16.85   0.709       9.51
LXMO    Lexington B&L Financial Corp.    16.000      18.22    18.18     28.07     108.62      108.620    30.75   1.875      26.32
MAFB    MAF Bancorp Inc.                 31.750     488.94    12.40     18.25     189.10      216.430    14.71   0.882      14.37
MARN    Marion Capital Holdings          23.500      41.55    14.69     18.08     106.38      106.380    23.97   3.745      63.08
MASB    MASSBANK Corp.                   52.500     141.00    14.75     14.75     146.16      146.160    15.55   2.438      28.65
MBB     MSB Bancorp Inc.                 23.688      67.37    21.15     60.74     112.00      228.210     8.28   2.533     153.85
MBBC    Monterey Bay Bancorp Inc.        16.625      53.91    34.64     55.42     107.54      116.670    13.06   0.722      33.33
MBLF    MBLA Financial Corp.             23.250      30.19    18.16     22.36     105.78      105.780    12.86   1.720      38.46
MBSP    Mitchell Bancorp Inc.            17.125      15.94    28.54        NA     111.27      111.270    48.25   2.336         NA
MCBN    Mid-Coast Bancorp Inc.           25.000       5.81    12.76     23.15     113.12      113.120     9.73   2.080      48.15
MCBS    Mid Continent Bancshares Inc.    37.750      73.92    16.00     20.08     189.41      189.410    18.09   1.060      21.28
MDBK    Medford Savings Bank             32.250     146.45    12.40     13.72     151.84      162.960    13.65   2.233      36.17
MECH    Mechanics Savings Bank           24.125     127.62     4.40      8.55     151.44      151.440    15.50   0.000       0.00
MERI    Meritrust Federal SB             43.875      33.97    12.32     23.09     181.23      181.230    14.87   1.595      35.53
METF    Metropolitan Financial Corp.     18.125      63.90    12.25     26.27     196.58      217.330     7.78   0.000       0.00
MFBC    MFB Corp.                        23.000      38.87    19.17     30.26     114.71      114.710    15.66   1.391      39.47
MFCX    Marshalltown Financial Corp.     16.750      23.64    29.91     57.76     117.79      117.790    18.54   0.000       0.00
MFFC    Milton Federal Financial Corp.   14.125      32.56    22.07     33.63     115.21      115.210    16.32   4.248     730.95
MFLR    Mayflower Co-operative Bank      19.750      17.59    13.34     14.21     144.48      146.950    13.99   3.443      38.85
MFSL    Maryland Federal Bancorp         45.500     146.06    15.80     21.06     150.56      152.480    12.62   1.758      33.43
MGNL    Magna Bancorp Inc.               27.000     371.37    16.46     20.15     268.39      275.790    27.44   2.222      44.78
MIFC    Mid-Iowa Financial Corp.          9.625      16.14     8.30     13.75     137.50      137.700    12.85   0.831      11.43
MIVI    Mississippi View Holding Co.     15.875      13.00    15.26     26.46      98.66       98.660    18.63   1.008      26.67
MLBC    ML Bancorp Inc.                  20.625     217.93    15.63     16.37     150.77      153.460    10.52   1.939      30.56
MONT    Montgomery Financial Corp.       12.000      19.84       NA        NA         NA           NA       NA   0.000         NA
MRKF    Market Financial Corp.           14.188      18.95    27.28        NA      95.67       95.670    33.49   1.973         NA
MSBF    MSB Financial Inc.               13.500      16.86    14.06     20.15     132.74      132.740    22.57   2.074      38.43
MSBK    Mutual Savings Bank FSB          13.000      55.56   108.33     72.22     135.84      135.840     8.25   0.000       0.00
MWBI    Midwest Bancshares Inc.          36.000      12.25    11.54     21.30     123.88      123.880     8.56   1.667      34.32
MWBX    MetroWest Bank                    6.688      93.32    11.94     13.11     221.46      221.460    16.47   1.794      31.37
MWFD    Midwest Federal Financial        21.250      34.59    12.07     16.35     189.56      196.580    16.70   1.600      24.62
NASB    North American Savings Bank      52.000     116.29    10.48     12.84     204.97      212.070    15.74   1.538      17.60
NBN     Northeast Bancorp                16.938      21.89    14.60     23.53     125.56      145.270     8.72   1.889      44.44
NBSI    North Bancshares Inc.            22.500      22.11    31.25     39.47     132.67      132.670    18.75   2.133      77.19
NEIB    Northeast Indiana Bancorp        17.000      29.97    13.28     17.00     111.92      111.920    17.00   1.882      31.50
NHTB    New Hampshire Thrift Bncshrs     19.625      40.51    14.43     37.74     166.60      195.660    12.75   2.548      96.15
NASB    NewMil Bancorp Inc.              13.000      49.84    20.31     21.31     157.19      157.190    15.43   1.846      37.70

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
NSLB    NS&L Bancorp Inc.                18.750      13.27    24.67     42.61     113.57      113.570    22.22   2.667     113.64
NSSB    Norwich Financial Corp.          27.875     150.89    19.91     20.20     189.63      210.060    21.17   2.009      43.48
NSSY    Norwalk Savings Society          36.500      87.97    19.01     15.73     169.45      175.140    13.25   1.096      10.78
NTMG    Nutmeg Federal S&LA              11.000       8.12    22.92     50.00     142.49      142.490     7.93   0.000      34.09
NWEQ    Northwest Equity Corp.           16.125      13.52    12.22     17.53     113.32      113.320    13.96   3.225      46.74
NWSB    Northwest Savings Bank (MHC)     25.500     596.09    28.98     43.22     300.35      319.150    28.50   1.255      54.24
NYB     New York Bancorp Inc.            31.125     672.03    13.42     16.73     402.65      402.650    20.47   1.928      25.54
OCFC    Ocean Financial Corp.            34.250     280.02    19.46        NA     125.23      125.230    20.35   2.336         NA
OCN     Ocwen Financial Corp.            43.625   1,169.13    15.81     16.65     479.40      502.010    41.95   0.000       0.00
OFCP    Ottawa Financial Corp.           25.750     126.51    16.51     31.79     168.19      209.520    14.68   1.553      45.68
OHSL    OHSL Financial Corp.             24.125      28.85    14.36     22.55     113.74      113.740    12.54   3.648      76.64
PALM    Palfed Inc.                      17.875      94.45    16.55    162.50     172.37      172.370    14.21   0.671      90.91
PAMM    PacificAmerica Money Center      22.750      86.44     3.35      5.85     147.25      147.250    31.75   0.000       0.00
PBCI    Pamrapo Bancorp Inc.             21.500      61.12    12.22     19.72     129.36      130.380    16.48   4.651      87.16
PBCT    People's Bank (MHC)              29.375   1,793.44    20.40     21.29     268.76      269.000    22.79   2.315      43.00
PBHC    Oswego City Savings Bk (MHC)     19.500      37.37    14.34     23.78     166.95      200.620    19.58   1.436      26.83
PBKB    People's Bancshares Inc.         16.750      54.40    11.96     13.19     179.91      186.940    10.28   2.627      27.56
PCBC    Perry County Financial Corp.     21.250      17.59    17.71     22.14     112.97      112.970    21.69   1.882      41.67
PCCI    Pacific Crest Capital            15.250      44.81    12.71     14.12     170.39      170.390    12.07   0.000       0.00
PDB     Piedmont Bancorp Inc.            10.625      29.23    20.43        NA     143.19      143.190    23.81   3.765         NA
PEEK    Peekskill Financial Corp.        16.375      52.29    24.08     29.24     111.32      111.320    28.64   2.198      64.29
PERM    Permanent Bancorp Inc.           23.750      49.89    18.55     35.45     120.31      122.110    11.02   1.684      44.78
PERT    Perpetual Bank (MHC)             53.000      79.74    30.11     44.92     263.16      263.160    31.12   2.642     135.59
PETE    Primary Bank                     26.875      56.13       NA     22.40     187.54      187.810    13.00   0.000       0.00
PFDC    Peoples Bancorp                  25.500      57.99    13.28     18.48     132.61      132.610    20.16   2.353      43.48
PFED    Park Bancorp Inc.                17.000      41.33    21.25        NA     104.49      104.490    23.54   0.000         NA
PFFB    PFF Bancorp Inc.                 19.750     353.59    23.51     85.87     136.11      137.530    14.05   0.000       0.00
PFFC    Peoples Financial Corp.          16.875      24.73    30.13        NA     106.94      106.940    29.09   2.963         NA
PFNC    Progress Financial Corp.         14.375      57.57    16.34     28.19     246.57      279.130    13.10   0.796      15.69
PFSB    PennFed Financial Services Inc   30.000     144.66    13.64     20.83     137.43      164.290    10.94   0.933      14.58
PFSL    Pocahontas FS&LA (MHC)           28.500      46.52    18.75     20.96     193.09      193.090    12.29   3.158      63.97
PHBK    Peoples Heritage Finl Group      39.500   1,084.56    15.43     16.26     250.48      297.220    19.34   1.924      28.81
PHFC    Pittsburgh Home Financial Corp   18.938      37.30    15.78     26.30     133.27      134.790    14.55   1.267      38.89
PHSB    Peoples Home Savings Bk (MHC)    16.375      39.30       NA        NA         NA           NA       NA   0.000         NA
PKPS    Poughkeepsie Financial Corp.      7.875      99.18    21.88     35.80     134.62      134.620    11.27   1.270      45.45
PLSK    Pulaski Savings Bank (MHC)       17.375      35.97       NA        NA     170.34      170.340    20.28   1.727         NA
PMFI    Perpetual Midwest Financial      20.875      39.30    20.07     86.98     115.97      115.970     9.89   1.437     125.00
PRBC    Prestige Bancorp Inc.            17.000      15.55    15.74     33.33     102.97      102.970    11.46   0.706      11.76
PROV    Provident Financial Holdings     19.938      98.10    20.77     48.63     114.78      114.780    15.94   0.000       0.00
PSBK    Progressive Bank Inc.            32.750     125.14    14.12     14.36     166.50      186.400    14.24   2.076      26.61
PSFC    Peoples-Sidney Financial Corp.   16.250      29.01       NA        NA         NA           NA       NA   1.231         NA
PSFI    PS Financial Inc.                15.500      33.82    18.45        NA     105.73      105.730    40.92   2.065         NA
PTRS    Potters Financial Corp.          24.750      12.16     9.98     21.52     112.65      112.650     9.94   1.455      25.22
PULB    Pulaski Bank, Svgs Bank (MHC)    26.375      55.23    25.36     45.47     234.86      234.860    30.64   3.791     172.41
PULS    Pulse Bancorp                    21.500      66.23    11.44     18.38     157.74      157.740    12.69   3.256      59.83
PVFC    PVF Capital Corp.                20.500      52.39    11.39     14.64     209.4       209.400    14.71   0.000       0.00
PVSA    Parkvale Financial Corporation   30.250     122.67    12.20     18.22     163.16      164.400    12.38   1.719      31.33
PWBC    PennFirst Bancorp Inc.           15.625      82.90    14.47     21.70     125.60      134.350    10.15   2.094      47.72
PWBK    Pennwood Bancorp Inc.            16.750       9.71    24.63        NA     111.30      111.300    19.42   1.910         NA
QCBC    Quaker City Bancorp Inc.         20.750      97.59    16.21     34.02     138.89      138.980    12.18   0.000       0.00
QCFB    QCF Bancorp Inc.                 25.000      35.66    13.89     17.12     131.72      131.720    23.83   0.000       0.00
QCSB    Queens County Bancorp Inc.       54.125     549.64    25.06     26.15     272.95      272.950    37.56   1.848      33.82
RARB    Raritan Bancorp Inc.             24.000      57.88    15.38     17.02     192.31      195.440    15.26   2.000      30.74
RCSB    RCSB Financial Inc.              51.500     756.70    23.41     20.68     240.43      246.410    18.31   1.165      22.89
REDF    RedFed Bancorp Inc.              17.375     124.65    13.16    157.95     161.63      162.230    13.66   0.000       0.00
RELI    Reliance Bancshares Inc.          8.500      21.49   106.25     34.00      93.61       93.610    45.72   0.000         NA

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
RELY    Reliance Bancorp Inc.            32.000     280.84    16.67     26.45     172.60      239.520    14.21   2.000      49.59
RIVR    River Valley Bancorp             16.500      19.64    13.75        NA     112.86      114.580    13.98   0.970         NA
ROSE    TR Financial Corp.               27.000     475.30    14.06     14.75     200.74      200.740    13.32   2.222      23.50
RSLN    Roslyn Bancorp Inc.              22.750     992.87    21.88        NA     156.04      156.790    31.43   1.055         NA
RVSB    Riverview Savings Bank (MHC)     27.750      67.11    22.38     31.53     260.07      284.910    29.22   0.865      24.38
SBFL    SB of the Finger Lakes (MHC)     25.000      44.63    52.08    166.67     214.96      214.960    20.59   1.600     266.67
SBOS    Boston Bancorp (The)                 NA         NA       NA        NA         NA           NA       NA      NA      10.89
SCBS    Southern Community Bancshares    15.875      18.06    18.90        NA     120.36      120.360    25.66   1.890         NA
SCCB    S. Carolina Community Bancshrs   23.500      16.55    32.64     43.52     137.35      137.350    35.66   2.553     111.11
SECP    Security Capital Corp.          105.750     973.78    17.06     22.12     173.90      173.900    26.51   1.135      20.40
SFED    SFS Bancorp Inc.                 19.750      24.31    21.47     30.86     113.25      113.250    14.12   1.418      39.06
SFFC    StateFed Financial Corporation   22.000      17.24    12.79     18.33     113.17      113.170    20.12   1.818      33.33
SFIN    Statewide Financial Corp.        19.688      92.74    14.92     23.72     141.64      141.950    13.78   2.235      48.19
SFNB    Security First Network Bank      12.000     103.44       NA        NA     397.35      404.040   131.58   0.000       0.00
SFSB    SuburbFed Financial Corp.        27.500      34.71    13.22     23.71     125.46      125.920     8.13   1.164      27.59
SFSL    Security First Corp.             17.750     134.58    17.07     21.91     218.60      222.150    20.58   1.803      37.02
SGVB    SGV Bancorp Inc.                 15.250      35.72    17.33     47.66     119.42      121.420     8.73   0.000       0.00
SHEN    First Shenango Bancorp Inc.      27.875      57.76    12.02     16.79     128.16      128.160    14.04   2.152      30.72
SISB    SIS Bancorp Inc.                 31.000     172.88    14.62      9.34     169.31      169.310    12.05   1.806       7.23
SKAN    Skaneateles Bancorp Inc.         23.250      22.19    12.37     13.21     130.69      134.860     8.95   1.720      20.45
SKBO    First Carnegie Deposit (MHC)     16.000      36.80       NA        NA     152.09      152.090    25.01   1.875         NA
SMBC    Southern Missouri Bancorp Inc.   17.125      28.05    16.47     23.78     108.04      108.040    16.93   2.920      69.44
SMFC    Sho-Me Financial Corp.           39.000      58.45    13.18     19.12     180.39      180.390    17.78   0.000       0.00
SOBI    Sobieski Bancorp Inc.            16.250      12.59    29.02     50.78      94.26       94.260    15.40   1.969      43.75
SOPN    First Savings Bancorp Inc.       20.250      74.50    15.82     20.66     110.90      110.900    25.32   3.951      75.51
SOSA    Somerset Savings Bank             3.906      65.04     9.77     15.62     199.29      199.290    12.64   0.000       0.00
SPBC    St. Paul Bancorp Inc.            24.125     819.96    16.75     27.11     206.73      207.260    17.78   1.658      32.36
SRN     Southern Banc Company Inc.       16.250      19.99    33.85     70.65     112.69      113.880    19.04   2.154     228.26
SSB     Scotland Bancorp Inc             19.250      36.84    32.08     33.77     143.12      143.120    53.02   1.558      52.63
SSFC    South Street Financial Corp.     18.500      83.19    25.69        NA     125.94      125.940    34.41   2.162         NA
SSM     Stone Street Bancorp Inc.        21.438      40.69    38.28     25.52     132.91      132.910    38.34   2.099     542.26
STFR    St. Francis Capital Corp.        37.250     197.54    13.50     21.16     154.05      174.310    12.02   1.289      26.14
STND    Standard Financial Inc.          25.620     415.31    21.35     33.71     149.74      150.000    16.13   1.561      47.37
STSA    Sterling Financial Corp.         20.250     112.72    16.88     96.43     166.39      190.860     6.68   0.000       0.00
SVRN    Sovereign Bancorp Inc.           15.594   1,388.65    14.44     23.99     227.65      302.210    10.02   0.513      12.00
SWBI    Southwest Bancshares             20.250      53.67    13.68     20.05     129.15      129.150    14.20   3.753      74.26
SWCB    Sandwich Co-operative Bank       36.000      68.95    15.52     15.79     172.83      180.540    13.74   3.333      50.44
SZB     SouthFirst Bancshares Inc.       16.000      13.56    26.67        NA      99.63       99.630    13.94   3.125         NA
TBK     Tolland Bank                     17.875      27.89    14.90     16.71     168.63      173.540    11.71   1.119       9.11
THR     Three Rivers Financial Corp.     16.125      13.28    17.53     25.60     105.88      106.300    14.57   2.481      52.38
THRD    TF Financial Corporation         20.500      83.70    16.53     24.40     108.70      123.940    13.06   1.951      42.86
TPNZ    Tappan Zee Financial Inc.        17.375      26.01    24.13     28.96     123.14      123.140    20.95   1.612      33.33
TRIC    Tri-County Bancorp Inc.          23.500      14.31    14.69     21.17     104.40      104.400    15.99   2.553      49.55
TSBS    Peoples Bancorp Inc. (MHC)       30.000     271.11    30.00     34.88     254.45      277.260    42.97   1.167      40.70
TSH     Teche Holding Co.                18.375      63.16    16.41     22.14     118.32      118.320    15.55   2.721      60.24
TWIN    Twin City Bancorp                20.250      17.28    15.82     29.78     125.23      125.230    16.10   3.160      94.12
UBMT    United Financial Corp.           24.000      29.36    19.35     25.81     119.40      119.400    27.80   4.083     100.00
UFRM    United Federal Savings Bank      11.500      35.35    20.54     60.53     171.64      171.640    12.83   2.087     110.53
USAB    USABancshares, Inc.               8.250       6.06    14.73     30.56     128.11      130.540    12.54   0.000       0.00
VABF    Virginia Beach Fed. Financial    14.000      69.67    17.50     53.85     164.71      164.710    11.28   1.429      69.23
VFFC    Virginia First Financial Corp.   23.938     139.02    15.75     13.30     210.91      218.410    17.00   0.418       5.56
WAMU    Washington Mutual Inc.           63.938  16,113.22    16.65     55.12     310.38      327.050    16.57   1.689      84.48
WAYN    Wayne Savings & Loan Co. (MHC)   22.500      50.58    25.57     66.18     215.31      215.310    19.90   2.756     180.85
WBST    Webster Financial Corp.          56.000     759.43    14.29     28.57     224.81      263.160    11.29   1.429      37.76
WCBI    Westco Bancorp                   26.500      65.62    15.41     20.87     138.16      138.160    21.06   2.264      44.88
WCFB    Webster City Federal SB (MHC)    17.750      37.28    27.73     36.22     168.41      168.410    39.37   4.507     163.27

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
WEFC    Wells Financial Corp.            16.500      32.33    14.73     22.30     112.78      112.780    16.00   2.909       0.00
WEHO    Westwood Homestead Fin. Corp.    15.500      43.33    32.29        NA     109.39      109.390    32.18   1.806         NA
WES     Westcorp                         21.813     571.39    14.35     19.65     171.62      172.030    15.53   1.834      36.04
WFI     Winton Financial Corp.           16.250      32.27    10.16     14.13     143.05      146.130    10.17   2.831      38.26
WFSG    Wilshire Financial Services      21.750     164.65     8.24        NA     238.75      238.750    13.77   0.000         NA
WFSL    Washington Federal Inc.          27.750   1,317.25    12.39     14.16     189.29      207.240    22.86   3.315      44.76
WHGB    WHG Bancshares Corp.             15.750      23.03    23.16     45.00     111.23      111.230    22.97   1.270      42.86
WOFC    Western Ohio Financial Corp.     24.250      56.72    30.31     42.54     103.72      111.240    14.31   4.124     175.44
WRNB    Warren Bancorp Inc.              18.250      69.13    11.13      9.46     185.85      185.850    19.28   2.849      43.01
WSB     Washington Savings Bank, FSB      7.250      30.79    18.13     25.89     143.56      143.560    11.92   1.379      35.71
WSFS    WSFS Financial Corporation       15.313     190.21    11.60     11.10     242.29      244.230    12.61   0.000       0.00
WSTR    WesterFed Financial Corp.        22.500     125.21    14.80     23.44     120.06      150.100    13.10   1.956      44.06
WVFC    WVS Financial Corp.              27.875      48.71    13.94     16.49     148.11      148.110    16.53   2.870     177.51
WWFC    Westwood Financial Corporation   21.250      13.71    14.36     27.24     134.84      151.350    12.31   0.941      25.64
WYNE    Wayne Bancorp Inc.               24.750      49.84    22.92     46.70     150.55      150.550    20.10   0.808      18.87
YFCB    Yonkers Financial Corporation    19.875      60.04    18.40     25.48     140.56      140.560    20.94   1.208      25.64
YFED    York Financial Corp.             24.125     169.08    15.87     24.37     168.94      168.940    14.55   2.487      59.23
                              Count                    404      381       338        395          393      395     338        294

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
        Delaware
WSFS    WSFS Financial Corporation       15.313     190.21    11.60     11.1      242.29      244.230    12.61   0.000       0.00
                              Count           1          1        1        1           1            1        1       0          0

                                                            --------------------------------------------------
                                                                       Current Price in Relation to
                                        Current   Current   --------------------------------------------------  Current      LTM
                                         Stock     Market                                    Tangible          Dividend   Dividend
                                         Price     Value    Earnings   LTM EPS  Book Value  Book Value  Assets   Yield  Payout Ratio
Ticker  Short Name                        ($)      ($M)       (x)        (x)       (%)         (%)        (%)     (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
        Comparable Group
ALBC    Albion Banc Corp.                23.250       5.81    29.06     86.11      97.04       97.040     8.47   1.376     114.81
ATSB    AmTrust Capital Corp.            12.750       6.71    21.25     28.98      92.93       93.960     9.45   1.569      11.36
FFDF    FFD Financial Corp.              14.750      21.46    26.34        NA     101.65      101.650    25.16   2.034         NA
HFFB    Harrodsburg First Fin Bancorp    15.250      30.88    19.06     25.85      97.26       97.260    28.34   2.623      93.22
HZSF    Horizon Financial Svcs Corp.     18.875       8.03    20.52     27.76      95.47       95.470     9.34   1.695      47.06
LXMO    Lexington B&L Financial Corp.    16.000      18.22    18.18     28.07     108.62      108.620    30.75   1.875      26.32
NBSI    North Bancshares Inc.            22.500      22.11    31.25     39.47     132.67      132.670    18.75   2.133      77.19
LSBX    Lawrence Savings Bank            11.938      51.14     9.33      8.78     160.24      160.240    13.93   0.000       0.00
PRBC    Prestige Bancorp Inc.            17.000      15.55    15.74     33.33     102.97      102.970    11.46   0.706      11.76
SOBI    Sobieski Bancorp Inc.            16.250      12.59    29.02     50.78      94.26       94.260    15.40   1.969      43.75
SZB     SouthFirst Bancshares Inc.       16.000      13.56    26.67        NA      99.63       99.630    13.94   3.125         NA
                                                        11       11         9         11           11       11      11         11

        Comparable Average                           18.73    22.40     36.57     107.52      107.620    16.82   1.740      38.68
        Comparable Median                            15.55    21.25     28.98      99.63       99.630    13.94   1.880      43.75

        All Public Average                          217.44    18.99     29.59     154.36      160.810    17.84   1.980      65.77
        All Public Median                            54.77    16.25     23.05     142.29      145.440    15.50   1.680      35.34

        Delaware Average                            190.21    11.60     11.10     242.29      244.230    12.61   0.000       0.00
        Delaware Median                             190.21    11.60     11.10     242.29      244.230    12.61   0.000       0.00

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                            Market Data as of 9/08/97

                                                                                          ------------------------------------------
                                                                                                      Price to Pro-Forma
                                                                                Pro-Forma ------------------------------------------
                                                             Gross   Conversion   Total    Pro-Forma  Pro-Forma  Pro-Forma  Adjusted
                                                  IPO Price Proceeds   Assets    Equity   Book Value  Tang. Book  Earnings   Assets
Ticker    Short Name                     IPO Date    ($)     ($000)    ($000)    ($000)       (%)         (%)       (x)        (%)
------------------------------------------------------------------------------------------------------------------------------------
FSPT      FirstSpartan Financial Corp.   07/09/97   20.000    88,608    375,526  121,408     73.0        73.0       26.0      19.1
GOSB      GSB Financial Corp.            07/09/97   10.000    22,483     96,323   30,613     73.4        73.4       23.2      18.9
FBNW      FirstBank Corp.                07/02/97   10.000    19,838    133,194   27,578     71.9        71.9       19.2      13.0
CFBC      Community First Banking Co.    07/01/97   20.000    48,271    352,532   66,357     72.7        72.7       36.1      12.0
          --------------------------------------------------------------------------------------------------------------------------
Q3 '97    Average                                                                            72.8        72.8       26.1      15.8
          Median                                                                             72.9        72.9       24.6      16.0
          --------------------------------------------------------------------------------------------------------------------------
HCBB      HCB Bancshares Inc.            05/07/97   10.000    26,450    171,241   36,760     72.0        72.0       29.0      13.4
PSFC      Peoples-Sidney Financial Corp. 04/28/97   10.000    17,854     86,882   25,061     71.2        71.2       11.5      17.0
HMLK      Hemlock Federal Financial Corp 04/02/97   10.000    20,763    146,595   28,989     71.6        71.6       37.5      12.4
GSLA      GS Financial Corp.             04/01/97   10.000    34,385     86,521   53,934     63.8        63.8       38.7      28.4
          --------------------------------------------------------------------------------------------------------------------------
Q2 '97    Average                                                                            69.7        69.6       29.2      17.8
          Median                                                                             71.4        71.4       33.3      15.2
          --------------------------------------------------------------------------------------------------------------------------
MRKF      Market Financial Corp.         03/27/97   10.000    13,357     45,547   18,795     71.1        71.1       26.2      22.7
EFBC      Empire Federal Bancorp Inc.    01/27/97   10.000    25,921     86,810   38,067     68.1        68.1       21.5      23.0
FAB       FirstFed America Bancorp Inc.  01/15/97   10.000    87,126    723,778  120,969     72.0        72.0       13.6      10.7
RSLN      Roslyn Bancorp Inc.            01/13/97   10.000   423,714  1,596,744  588,624     72.0        72.0        9.3      21.0
AFBC      Advance Financial Bancorp      01/02/97   10.000    10,845     91,852   15,256     71.1        71.1       16.8      10.6
          --------------------------------------------------------------------------------------------------------------------------
Q1 '97    Average                                                                            70.9        70.9       17.5      17.6
          Median                                                                             71.1        71.1       16.8      21.0
          --------------------------------------------------------------------------------------------------------------------------
1997 YTD  Average                                                                            71.1        71.1       23.7      17.1
          Median                                                                             71.9        71.9       23.2      17.0
          --------------------------------------------------------------------------------------------------------------------------
HCFC      Home City Financial Corp.      12/30/96   10.000     9,522     55,728   13,373     71.2        71.2       13.7      14.6
CENB      Century Bancorp Inc.           12/23/96   50.000    20,367     81,304   28,246     72.1        72.1       18.9      20.0
SCBS      Southern Community Bancshares  12/23/96   10.000    11,374     64,381   15,290     74.4        74.4       14.5      15.0
BFFC      Big Foot Financial Corp.       12/20/96   10.000    25,128    194,624   34,576     72.7        72.7       33.1      11.4
RIVR      River Valley Bancorp           12/20/96   10.000    11,903     86,604   16,314     73.0        73.0       15.2      12.1
PSFI      PS Financial Inc.              11/27/96   10.000    21,821     53,520   30,338     71.9        71.9       17.2      29.0
CFNC      Carolina Fincorp Inc.          11/25/96   10.000    18,515     94,110   24,052     77.0        77.0       17.2      16.4
DCBI      Delphos Citizens Bancorp Inc.  11/21/96   10.000    20,387     88,022   28,226     72.2        72.2       14.6      18.8
FTNB      Fulton Bancorp Inc.            10/18/96   10.000    17,193     85,496   23,705     72.5        72.5       14.6      16.7
SSFC      South Street Financial Corp.   10/03/96   10.000    44,965    166,978   58,917     76.3        76.3       26.1      21.2
AFED      AFSALA Bancorp Inc.            10/01/96   10.000    14,548    133,046   20,281     71.7        71.7       13.7       9.9
          --------------------------------------------------------------------------------------------------------------------------
Q4 '96    Average                                                                            73.2        73.2       18.1      16.8
          Median                                                                             72.5        72.5       15.2      16.4
          --------------------------------------------------------------------------------------------------------------------------
CBES      CBES Bancorp Inc.              09/30/96   10.000    10,250     86,168   16,788     61.1        61.1       13.2      10.6
WEHO      Westwood Homestead Fin. Corp.  09/30/96   10.000    28,434     96,638   38,512     73.8        73.8         NA      22.7
HBEI      Home Bancorp of Elgin Inc.     09/27/96   10.000    70,093    304,520   96,498     72.6        72.6       24.9      18.7
PFFC      Peoples Financial Corp.        09/13/96   10.000    14,910     78,078   23,187     64.3        64.3       28.6      16.0
PFED      Park Bancorp Inc.              08/12/96   10.000    27,014    158,939   40,524     66.7        66.7       26.2      14.5
ANA       Acadiana Bancshares Inc.       07/16/96   12.000    32,775    225,248   45,564     71.9        71.9         NA      12.7
PWBK      Pennwood Bancorp Inc.          07/15/96   10.000     6,101     41,592    9,034     67.5        67.5       14.5      12.8
MBSP      Mitchell Bancorp Inc.          07/12/96   10.000     9,799     28,222   13,991     70.0        70.0         NA      25.8
OCFC      Ocean Financial Corp.          07/03/96   20.000   167,762  1,036,445  235,685     71.2        71.2       13.4      13.9
HWEN      Home Financial Bancorp         07/02/96   10.000     5,059     33,462    7,436     68.0        68.0       11.4      13.1
EGLB      Eagle BancGroup Inc.           07/01/96   10.000    13,027    150,974   22,288     58.4        58.4      100.1       7.9
FLKY      First Lancaster Bancshares     07/01/96   10.000     9,588     35,361   12,840     74.7        74.7       18.5      21.3
          --------------------------------------------------------------------------------------------------------------------------
Q3 '96    Average                                                                            68.4        68.4       27.9      15.8
          Median                                                                             69.0        69.0       18.5      14.2
          --------------------------------------------------------------------------------------------------------------------------
PROV      Provident Financial Holdings   06/28/96   10.000    51,252    570,691   82,149     62.4        62.4       19.9       8.2
PRBC      Prestige Bancorp Inc.          06/27/96   10.000     9,630     91,841   15,172     63.5        63.5       28.8       9.5
WYNE      Wayne Bancorp Inc.             06/27/96   10.000    22,314    207,997   35,926     62.1        62.1       18.9       9.7

                                                                                          ------------------------------------------
                                                                                                      Price to Pro-Forma
                                                                                Pro-Forma ------------------------------------------
                                                             Gross   Conversion   Total    Pro-Forma  Pro-Forma  Pro-Forma  Adjusted
                                                  IPO Price Proceeds   Assets    Equity   Book Value  Tang. Book  Earnings   Assets
Ticker    Short Name                     IPO Date    ($)     ($000)    ($000)    ($000)       (%)         (%)       (x)        (%)
------------------------------------------------------------------------------------------------------------------------------------
DIME      Dime Community Bancorp Inc.    06/26/96   10.000   145,475    665,187  204,706     71.1        71.1       15.5      17.9
MECH      Mechanics Savings Bank         06/26/96   10.000    52,900    662,482   73,516     72.0        72.0       NA         7.4
CNSB      CNS Bancorp Inc.               06/12/96   10.000    16,531     85,390   23,176     71.3        71.3       24.4      16.2
LXMO      Lexington B&L Financial Corp.  06/06/96   10.000    12,650     49,981   17,802     71.1        71.1       20.8      20.2
FFBH      First Federal Bancshares of AR 05/03/96   10.000    51,538    454,479   79,239     65.0        65.0       10.5      10.2
CBK       Citizens First Financial Corp. 05/01/96   10.000    28,175    227,872   37,414     75.3        75.3       15.7      11.0
RELI      Reliance Bancshares Inc.       04/19/96    8.000    20,499     32,260   27,465     74.6        74.6       32.3      38.9
CATB      Catskill Financial Corp.       04/18/96   10.000    56,868    230,102   76,844     74.0        74.0       18.6      19.8
YFCB      Yonkers Financial Corporation  04/18/96   10.000    35,708    208,283   46,227     77.2        77.2       15.9      14.6
GSFC      Green Street Financial Corp.   04/04/96   10.000    42,981    151,028   58,793     73.1        73.1       14.6      22.2
FFDF      FFD Financial Corp.            04/03/96   10.000    14,548     58,955   20,239     71.9        71.9       25.4      19.8
AMFC      AMB Financial Corp.            04/01/96   10.000    11,241     68,851   15,421     72.9        72.9       17.9      14.0
FBER      1st Bergen Bancorp             04/01/96   10.000    31,740    223,167   41,156     77.1        77.1       21.0      12.5
LONF      London Financial Corporation   04/01/96   10.000     5,290     34,152    7,515     70.4        70.4       24.5      13.4
PHFC      Pittsburgh Home Financial Corp 04/01/96   10.000    21,821    157,570   29,090     75.0        75.0       17.0      12.2
SSB       Scotland Bancorp Inc           04/01/96   10.000    18,400     57,718   23,853     77.1        77.1       16.9      24.2
SSM       Stone Street Bancorp Inc.      04/01/96   15.000    27,376     84,996   35,445     77.2        77.2       19.1      24.4
WHGB      WHG Bancshares Corp.           04/01/96   10.000    16,201     85,027   22,144     73.2        73.2       15.2      16.0
          --------------------------------------------------------------------------------------------------------------------------
Q2 '96    Average                                                                            71.8        71.8       19.6      16.3
          Median                                                                             72.9        72.9       18.8      14.6
          --------------------------------------------------------------------------------------------------------------------------
CRZY      Crazy Woman Creek Bancorp      03/29/96   10.000    10,580     37,510   14,752     71.7        71.7       15.8      22.0
PFFB      PFF Bancorp Inc.               03/29/96   10.000   198,375  1,899,412  279,603     70.9        70.9       25.0       9.5
FCB       Falmouth Co-Operative Bank     03/28/96   10.000    14,548     73,735   21,169     68.7        68.7       17.6      16.5
CFTP      Community Federal Bancorp      03/26/96   10.000    46,288    162,042   63,020     73.4        73.4       13.6      22.2
GAF       GA Financial Inc.              03/26/96   10.000    89,000    476,259  122,643     72.6        72.6       13.5      15.7
BYFC      Broadway Financial Corp.       01/09/96   10.000     8,927    102,512   12,768     69.9        69.9       13.0       8.0
LFBI      Little Falls Bancorp Inc.      01/05/96   10.000    30,418    196,394   41,370     73.5        73.5       36.4      13.4
          --------------------------------------------------------------------------------------------------------------------------
Q1 '96    Average                                                                            71.5        71.6       19.3      15.3
          Median                                                                             71.7        71.7       15.8      15.7
          --------------------------------------------------------------------------------------------------------------------------
1996 YTD  Average                                                                            71.2        71.3       20.8      16.2
          Median                                                                             72.0        72.0       17.2      15.0
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
1/1/96 to Average                                                                            71.2        71.2       21.4      16.4
          --------------------------------------------------------------------------------------------------------------------------
9/8/97    Median                                                                             72.0        71.9       18.2      15.4
          --------------------------------------------------------------------------------------------------------------------------

                                         -------------------------------          --------------------------------------------------
                                             Percent Change from IPO                               Current Price to
                                         ------------------------------- Current  --------------------------------------------------
                                         After    After  After    After   Stock    Book  Tang.    LTM             Core   LTM
                                         1 Day   1 Week 1 Month 3 Months  Price   Value   Book Earnings Earnings   EPS   EPS  Assets
Ticker    Short Name                      (%)      (%)    (%)      (%)    9/8/97   (%)    (%)     (X)      (X)     (X)   (X)    (%)
------------------------------------------------------------------------------------------------------------------------------------
FSPT      FirstSpartan Financial Corp.   83.44%  85.00%  78.13%     NA    35.375     NA     NA     NA       NA      NA    NA     NA
GOSB      GSB Financial Corp.            46.25%  48.75%  43.75%     NA    14.500     NA     NA     NA       NA      NA    NA     NA
FBNW      FirstBank Corp.                58.13%  55.63%  77.50%     NA    17.375     NA     NA     NA       NA      NA    NA     NA
CFBC      Community First Banking Co.    59.38%  65.00%  70.00%     NA    34.375     NA     NA     NA       NA      NA    NA     NA
          --------------------------------------------------------------------------------------------------------------------------
Q3 '97    Average                        61.80%  63.60%  67.34%   0.00%              --     --     --       --      --    --     --
          Median                         58.75%  60.32%  73.75%   0.00%              --     --     --       --      --    --     --
          --------------------------------------------------------------------------------------------------------------------------
HCBB      HCB Bancshares Inc.            26.25%  27.50%  28.75%  38.75%   13.750     NA     NA     NA       NA      NA    NA     NA
PSFC      Peoples-Sidney Financial Corp. 25.63%  28.75%  32.50%  55.00%   16.250     NA     NA     NA       NA      NA    NA     NA
HMLK      Hemlock Federal Financial Corp 28.75%  28.75%  30.00%  40.00%   15.313  105.1  105.1     NA       NA      NA    NA   19.3
GSLA      GS Financial Corp.             33.75%  37.50%  40.00%  51.25%   16.000   97.8   97.8     NA       NA      NA    NA   44.6
          --------------------------------------------------------------------------------------------------------------------------
Q2 '97    Average                        28.60%  30.63%  32.81%  46.25%           101.5  101.5     --       --      --    --   32.0
          Median                         27.50%  28.75%  31.25%  45.63%           101.5  101.5     --       --      --    --   32.0
          --------------------------------------------------------------------------------------------------------------------------
MRKF      Market Financial Corp.         29.38%  22.50%  26.25%  37.50%   14.188   95.7   95.7     NA     27.3    27.3    NA   33.5
EFBC      Empire Federal Bancorp Inc.    32.50%  35.00%  37.50%  31.25%   15.750  100.6  100.6     NA     23.2    23.2    NA   37.6
FAB       FirstFed America Bancorp Inc.  36.25%  41.25%  48.75%  38.75%   20.250  131.9  131.9     NA     25.3    26.6    NA   17.3
RSLN      Roslyn Bancorp Inc.            50.00%  59.38%  60.00%  58.75%   22.750  156.0  156.8     NA     21.9    22.8    NA   31.4
AFBC      Advance Financial Bancorp      28.75%  29.38%  40.00%  40.00%   15.750  106.8  106.8     NA       NA      NA    NA   16.5
          --------------------------------------------------------------------------------------------------------------------------
Q1 '97    Average                        35.38%  37.50%  42.50%  41.25%           118.2  118.4     --     24.4    25.0    --   27.3
          Median                         32.50%  35.00%  40.00%  38.75%           106.8  106.8     --     24.2    24.9    --   31.4
          --------------------------------------------------------------------------------------------------------------------------
1997 YTD  Average                        41.42%  43.41%  47.16%  43.47%           113.4  113.5     --     24.4    25.0    --   28.6
          Median                         33.75%  37.50%  40.00%  40.00%           105.1  105.1     --     24.2    24.9    --   31.4
          --------------------------------------------------------------------------------------------------------------------------
HCFC      Home City Financial Corp.         NA   25.00%  35.00%  35.00%   15.500   96.6   96.6     NA     19.4    18.5    NA   21.6
CENB      Century Bancorp Inc.           25.25%  32.00%  30.25%  36.00%   79.500  108.2  108.2     NA     17.0    16.8    NA   32.4
SCBS      Southern Community Bancshares  30.00%  37.50%  35.00%  40.00%   15.875  120.4  120.4     NA     18.9    18.9    NA   25.7
BFFC      Big Foot Financial Corp.       23.13%  25.00%  38.75%  41.25%   17.750  123.7  123.7     NA     27.7    27.7    NA   21.0
RIVR      River Valley Bancorp           36.88%  38.75%  50.00%  45.00%   16.500  112.9  114.6     NA     13.8    14.2    NA   14.0
PSFI      PS Financial Inc.              16.41%  16.88%  25.00%  37.50%   15.500  105.7  105.7     NA     18.5    18.5    NA   40.9
CFNC      Carolina Fincorp Inc.          30.00%  30.00%  36.25%  47.50%   17.625  128.3  128.3     NA     23.2    23.2    NA   29.3
DCBI      Delphos Citizens Bancorp Inc.  21.25%  21.25%  20.63%  41.25%   17.000  113.9  113.9     NA     17.7    17.7    NA   32.3
FTNB      Fulton Bancorp Inc.            25.00%  28.75%  47.50%  65.00%   21.500  148.6  148.6     NA     38.4    38.4    NA   37.2
SSFC      South Street Financial Corp.      NA   25.00%  23.75%  41.25%   18.500  125.9  125.9     NA     25.7    25.7    NA   34.4
AFED      AFSALA Bancorp Inc.            13.75%  13.13%  15.63%  20.00%   16.250  102.1  102.1     NA     17.7    17.7    NA   14.9
          --------------------------------------------------------------------------------------------------------------------------
Q4 '96    Average                        24.63%  26.66%  32.52%  40.89%           116.9  117.1     --     21.6    21.6    --   27.6
          Median                         25.00%  25.00%  35.00%  41.25%           113.9  114.6     --     18.9    18.5    --   29.3
          --------------------------------------------------------------------------------------------------------------------------
CBES      CBES Bancorp Inc.              26.25%  34.38%  32.50%  42.50%   17.750  103.9  103.9     NA     16.4    18.5    NA   19.1
WEHO      Westwood Homestead Fin. Corp.   7.50%   6.25%   5.00%  21.25%   15.500  109.4  109.4     NA     32.3    32.3    NA   32.2
HBEI      Home Bancorp of Elgin Inc.     18.13%  25.00%  26.25%  33.75%   18.000  131.1  131.1     NA     40.9    40.9    NA   35.0
PFFC      Peoples Financial Corp.         8.75%  15.00%  27.50%  30.00%   16.875  106.9  106.9     NA     30.1    30.1    NA   29.1
PFED      Park Bancorp Inc.               2.50%   4.38%   5.00%  20.00%   17.000  104.5  104.5     NA     21.3    25.0    NA   23.5
ANA       Acadiana Bancshares Inc.        0.00%  -2.08%   3.13%  15.63%   21.813  128.5  128.5     NA     21.0    21.0    NA   22.3
PWBK      Pennwood Bancorp Inc.          -5.00%  -8.75%  -3.75%  11.88%   16.750  111.3  111.3     NA     24.6    17.5    NA   19.4
MBSP      Mitchell Bancorp Inc.             NA    6.25%  10.00%  21.25%   17.125  111.3  111.3     NA     28.5    28.5    NA   48.3
OCFC      Ocean Financial Corp.           6.25%   0.63%   5.00%  18.13%   34.250  125.2  125.2     NA     19.5    20.9    NA   20.4
HWEN      Home Financial Bancorp          2.50%  -1.25%   5.00%  20.00%   16.438  107.2  107.2     NA     20.6    27.4    NA   18.2
EGLB      Eagle BancGroup Inc.           12.50%  12.50%  11.25%  30.00%   16.625   99.6   99.6     NA     29.7    41.6    NA   11.8
FLKY      First Lancaster Bancshares     35.00%  33.75%  37.50%  38.75%   15.688  108.6  108.6     NA     24.5    24.5    NA   37.2
          --------------------------------------------------------------------------------------------------------------------------
Q3 '96    Average                        12.71%  14.01%  14.94%  25.26%           112.3  112.3     --     25.8    27.3    --   26.4
          Median                          7.50%   6.25%   7.50%  21.25%           109.0  109.0     --     24.6    26.2    --   22.9
          --------------------------------------------------------------------------------------------------------------------------
PROV      Provident Financial Holdings    9.70%   8.10%   1.25%  23.75%   19.938  114.8  114.8   48.6     20.8    38.3  55.4   15.9
PRBC      Prestige Bancorp Inc.           3.75%   2.50%  -2.50%  22.50%   17.000  103.0  103.0   33.3     15.7    15.7  19.5   11.5
WYNE      Wayne Bancorp Inc.             11.25%  13.75%  12.50%  36.25%   24.750  150.6  150.6   46.7     22.9    22.9  22.3   20.1

                                         -------------------------------          --------------------------------------------------
                                             Percent Change from IPO                               Current Price to
                                         ------------------------------- Current  --------------------------------------------------
                                         After    After  After    After   Stock    Book  Tang.    LTM             Core   LTM
                                         1 Day   1 Week 1 Month 3 Months  Price   Value   Book Earnings Earnings   EPS   EPS  Assets
Ticker    Short Name                      (%)      (%)    (%)      (%)    9/8/97   (%)    (%)     (X)      (X)     (X)   (X)    (%)
------------------------------------------------------------------------------------------------------------------------------------
DIME      Dime Community Bancorp Inc.    16.87%  20.00%  18.75%  33.75%   19.313  132.5  153.8   20.6     23.0    28.4  19.7   19.2
MECH      Mechanics Savings Bank         15.00%  15.00%  12.50%  45.00%   24.125  151.4  151.4    8.6      4.4     4.4   8.6   15.5
CNSB      CNS Bancorp Inc.               10.00%  16.25%  15.00%  30.00%   17.500  117.9  117.9   64.8     31.3    31.3  35.7   29.4
LXMO      Lexington B&L Financial Corp.  -5.00%  -2.50%   1.25%   0.63%   16.000  108.6  108.6   28.1     18.2    18.2  21.1   30.8
FFBH      First Federal Bancshares of AR 30.00%  32.50%  36.90%  36.25%   21.188  129.5  129.5   24.4     18.3    23.0  18.6   19.4
CBK       Citizens First Financial Corp.  5.00%   0.00%   1.25%  -1.25%   18.125  112.3  112.3   64.7     28.3    32.4  33.6   17.3
RELI      Reliance Bancshares Inc.        4.69%   3.13%  -0.75%   3.13%    8.500   93.6   93.6   34.0    106.3   212.5  30.4   45.7
CATB      Catskill Financial Corp.        3.75%   6.25%   3.75%   0.00%   16.250  107.8  107.8   19.8     19.4    19.4  20.1   27.0
YFCB      Yonkers Financial Corporation  -2.50%   1.25%  -0.60%  -2.50%   19.875  140.6  140.6   25.5     18.4    18.4  19.3   20.9
GSFC      Green Street Financial Corp.   28.75%  22.50%  23.10%  30.60%   18.625  126.4  126.4   31.6     27.4    27.4  25.9   45.9
FFDF      FFD Financial Corp.             5.00%   5.00%   3.10%   1.25%   14.750  101.7  101.7     NA     26.3    23.1    NA   25.2
AMFC      AMB Financial Corp.             5.00%   5.00%   5.00%   5.00%   14.500   99.2   99.2   21.6     13.4    21.3  21.3   14.8
FBER      1st Bergen Bancorp              0.00%  -5.00%  -3.75%  -7.50%   18.500  137.3  137.3   44.1     22.0    22.0  26.8   19.5
LONF      London Financial Corporation    8.12%   6.25%   1.25%   3.10%   15.000  102.7  102.7   28.9     22.1    22.1  19.5   20.2
PHFC      Pittsburgh Home Financial Corp 10.00%  10.00%   6.25%   1.90%   18.938  133.3  134.8   26.3     15.8    18.9  20.6   14.6
SSB       Scotland Bancorp Inc           22.50%  25.00%  17.50%  23.75%   19.250  143.1  143.1   33.8     32.1    32.1  27.5   53.0
SSM       Stone Street Bancorp Inc.      16.67%  20.00%  18.33%  12.50%   21.438  132.9  132.9   25.5     38.3    38.3  21.2   38.3
WHGB      WHG Bancshares Corp.           11.25%  10.60%  12.50%  10.00%   15.750  111.2  111.2   45.0     23.2    23.2  27.2   23.0
          --------------------------------------------------------------------------------------------------------------------------
Q2 '96    Average                        11.66%  11.98%  10.74%  18.12%           121.4  122.5   33.8     26.1    33.0  24.7   25.1
          Median                          9.70%   8.10%   5.00%  10.00%           117.9  117.9   30.2     22.1    23.0  21.3   20.2
          --------------------------------------------------------------------------------------------------------------------------
CRZY      Crazy Woman Creek Bancorp         NA    7.50%   5.00%   1.25%   14.500   98.8   98.8   25.4     19.1    18.1  20.7   25.5
PFFB      PFF Bancorp Inc.               13.75%  16.25%  16.25%  11.25%   19.750  136.1  137.5   85.9     23.5    23.5  31.4   14.1
FCB       Falmouth Co-Operative Bank      7.50%  12.50%   7.50%   3.75%   17.250  112.0  112.0   33.2     35.9    39.2  34.5   26.7
CFTP      Community Federal Bancorp      26.25%  28.75%  26.25%  33.75%   17.250  123.6  123.6   27.4     28.8    28.8  22.7   38.2
GAF       GA Financial Inc.              13.75%  15.00%  10.00%  10.00%   18.375  129.0  130.3   23.0     17.7    17.7  20.7   19.6
BYFC      Broadway Financial Corp.        3.75%   2.50%   2.50%   3.75%   11.000   75.1   75.1     NA     17.2    17.2  26.8    7.5
LFBI      Little Falls Bancorp Inc.      13.13%  13.75%  10.00%   8.10%   16.875  116.3  125.9   54.4     23.4    28.1  31.8   15.4
          --------------------------------------------------------------------------------------------------------------------------
Q1 '96    Average                        13.02%  13.75%  11.07%  10.26%           113.0  114.7   41.5     23.7    24.7  26.9   21.0
          Median                         13.44%  13.75%  10.00%   8.10%           116.3  123.6   30.3     23.4    23.5  26.8   19.6
          --------------------------------------------------------------------------------------------------------------------------
1996 YTD  Average                        14.86%  16.25%  17.00%  24.10%           117.2  117.9   35.6     24.7    28.1  25.3   25.4
          Median                         11.25%  13.75%  12.50%  21.25%           112.9  113.9   30.2     22.1    23.1  22.3   22.3
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
1/1/96 to Average                        21.14%  22.34%  23.65%  27.22%           116.7  117.4   35.6     24.7    27.8  25.3   25.8
          --------------------------------------------------------------------------------------------------------------------------
9/8/97    Median                         15.71%  16.57%  17.92%  30.00%           112.2  112.2   30.2     22.9    23.2  22.3   22.6
          --------------------------------------------------------------------------------------------------------------------------

                                   Exhibit 8

                             Ninth Ward Savings Bank
                   Pro-Forma Analysis Sheet - Six Months Ended
                                    30-Jun-97
                                Includes SOP 93-6

Name of Association:                 Ninth Ward Savings Bank
Date of Letter to Association:               9/18/97
Date of Market Prices:                       9/8/97

                                                       Comparable                              All Publicly        Recent Standard
                                                        Companies         State Thrifts       Traded Thrifts     Conversion Thrifts
                                           Ninth     ---------------     ---------------     ---------------     ------------------
                             Symbols       Value     Mean     Median     Mean     Median     Mean     Median      Mean      Median
                             -------       -----     ----     ------     ----     ------     ----     ------      ----      ------
Price-Earnings Ratio           P/E
--------------------
  Last Twelve Months                  N/A
  At Minimum of Range                      33.90
  At Midpoint of Range                     35.09     36.57     28.98     11.10     11.10     29.59     23.05      23.70      23.20
  At Maximum of Range                      36.36
  At SuperMaximum of Range                 37.74

Price-Book Ratio               P/B
----------------
 Last Twelve Months                   N/A
 At Minimum of Range                       61.27%
 At Midpoint of Range                      65.88%   107.52%    99.63%   242.29%   242.29%   154.36%   142.29%     71.10%     71.90%
 At Maximum of Range                       69.78%
 At SuperMaximum of Range                  73.58%

Price-Tangible Book Ratio      P/TB
-------------------------
 Last Twelve Months                   N/A
 At Minimum of Range                       61.27%
 At Midpoint of Range                      65.88%   107.62%    99.63%   244.23%   244.23%   160.81%   145.44%     71.10%     71.90%
 At Maximum of Range                       69.78%
 At SuperMaximum of Range                  73.58%

Price-Assets Ratio             P/A
------------------
 Last Twelve Months                   N/A
 At Minimum of Range                        6.27%
 At Midpoint of Range                       7.31%    16.82%    13.94%    12.61%    12.61%    17.84%    15.50%     17.10%     17.00%
 At Maximum of Range                        8.32%
 At SuperMaximum of Range                   9.47%

Valuation Parameters
Stub Period Earning Base                    Y
  Six Months Ending June 30, 1997                       $    122 (1)

Pre-Conversion Book Value                   B
  As of June 30, 1997                                   $  6,087

Pre-Conversion Assets                       A
  As of June 30, 1997                                   $112,545

Return on Money                             R               3.57%(2)

Conversion Expenses                                     $    507
                                            X               5.79%(3)

Proceeds Not Invested                                   $  1,050 (4)

Estimated ESOP Borrowings                               $    700
ESOP Purchases                              E               8.00%(5)
Cost of ESOP Borrowings                                 $     70 (5)
Cost of ESOP Borrowings                     S               0.00%(5)
Amort of ESOP Borrowings                    T            10 Years

Amort of MRP Amount                         N             5 Years
Estimated MRP Amount                                    $    350 (6)
MRP Purchases                               M               4.00%
MRP Expense                                             $     70

Foundation Amount                                       $     --
Foundation Amount                           F               0.00%

Tax Rate                                   TAX             37.00%

Percentage Sold                            PCT            100.00%

Tax Benefit                                 Z           $      0

Earnings Multiplier                                         2.00

(1)  Net income for the six months ended June 30, 1997
(2) Net Return assumes a reinvestment rate of 5.67 percent (the 1 year Treasury at June 30, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.

                              Pro Forma Calculation


Calculation of Estimated Value (V) at Midpoint Value

3. V=                  P/E*Y                          =  $875,000     ($210,601)
                       -----
   1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2. V=                P/B*(B+Z)                        =  $875,000        $8,747
                     ---------
               1-P/B*PCT*(1-X-E-M-F)

1. V=                  P/A*A                          =  $875,000        $8,753
                       -----
               1-P/A*PCT*(1-X-E-M-F)

                                                       Full         Exchange        Conversion                         Implied
                                  Total  Price per  Conversion  ---------------  ---------------    Gross   Exchange  Exchange
Conclusion                       Shares    Share       Value    Shares  Percent  Shares  Percent  Proceeds    Value     Ratio
----------                       ------  ---------  ----------  ------  -------  ------  -------  --------  --------  --------
Appraised Value - Midpoint          875     $10       $ 8,750      0     0.00%      875  100.00%   $ 8,750     $0      #DIV/0!
Appraised Value - Minimum           744     $10       $ 7,440      0     0.00%      744  100.00%   $ 7,440     $0      #DIV/0!
Appraised Value - Maximum         1,006     $10       $10,060      0     0.00%    1,006  100.00%   $10,060     $0      #DIV/0!
Appraised Value - SuperMaximum*   1,157     $10       $11,570      0     0.00%    1,157  100.00%   $11,570     $0      #DIV/0!

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

                     Proforma Effect of Conversion Proceeds
                               As of June 30, 1997
                             (Dollars in Thousands)

                                         ---------------------------------------
                                          Minimum  Midpoint   Maximum  SuperMax
--------------------------------------   ---------------------------------------
Conversion Proceeds
--------------------------------------
Total Shares Offered                          744       875     1,006     1,157
Conversion Shares Offered                     744       875     1,006     1,157
Price Per Share                          $     10  $     10  $     10  $     10
                                         ---------------------------------------
Gross Proceeds                           $  7,440  $  8,750  $ 10,060  $ 11,570
Less:  Est. Conversion Expenses          $    492  $    507  $    522  $    540
                                         ---------------------------------------
Net Proceeds                             $  6,948  $  8,243  $  9,538  $ 11,030
--------------------------------------
Estimated Income from Proceeds
--------------------------------------
Net Conversion Proceeds                  $  6,948  $  8,243  $  9,538  $ 11,030
Less:  ESOP Adjustment             (3)   $    595  $    700  $    805  $    926
Less:  MRP Adjustment              (3)   $    298  $    350  $    402  $    463
                                         ---------------------------------------
Net Proceeds Reinvested                  $  6,055  $  7,193  $  8,331  $  9,641
Estimated Incremental Rate of Return         3.57%     3.57%     3.57%     3.57%
                                         ---------------------------------------
Estimated Incremental Return             $    432  $    514  $    595  $    688
Less:  Cost of ESOP                (4)   $      0  $      0  $      0  $      0
Less:  Amortization of ESOP        (7)   $     75  $     88  $    101  $    117
Less:  MRP Adjustment              (7)   $     75  $     88  $    101  $    117
                                         ---------------------------------------
Pro-forma Net Income                     $    282  $    338  $    393  $    454
Earnings Before Conversion               $    122  $    122  $    122  $    122
                                         ---------------------------------------
Earnings Excluding Adjustment            $    404  $    460  $    515  $    576
Earnings Adjustment                (6)   $      0  $      0  $      0  $      0
                                         ---------------------------------------
Earnings After Conversion                $    404  $    460  $    515  $    576
--------------------------------------
Pro-forma Net Worth
--------------------------------------
Net Worth at June 30, 1997               $  6,087  $  6,087  $  6,087  $  6,087
Net Conversion Proceeds                     6,948     8,243     9,538    11,030
Plus: MHC Adjustment               (7)          0         0         0         0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
                                         ---------------------------------------
Pro-forma Net Worth                      $ 12,142  $ 13,280  $ 14,418  $ 15,728
--------------------------------------
Pro-forma Tangible Net Worth
--------------------------------------
Pro-forma Net Worth                      $ 12,142  $ 13,280  $ 14,418  $ 15,728
Less:  Intangible                  (5)   $      0  $      0  $      0  $      0
                                         ---------------------------------------
Pro-forma Tangible Net Worth             $ 12,142  $ 13,280  $ 14,418  $ 15,728
--------------------------------------
Pro-forma Assets
--------------------------------------
Total Assets at June 30, 1997            $112,545  $112,545  $112,545  $112,545
Net Conversion Proceeds                  $  6,948  $  8,243  $  9,538  $ 11,030
Plus: MHC Adjustment               (7)          0         0         0         0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
                                         ---------------------------------------
Pro-forma Assets Excluding Adjustment     118,600   119,738   120,876   122,186
Plus:  Adjustment                  (6)          0         0         0         0
                                         ---------------------------------------
Pro-forma Total Assets                   $118,600  $119,738  $120,876  $122,186
--------------------------------------
Stockholder's Equity Per Share
--------------------------------------
Net Worth at June 30, 1997                 $ 8.18    $ 6.96    $ 6.05    $ 5.26
Estimated Net Proceeds                     $ 9.34    $ 9.42    $ 9.48    $ 9.53
Plus: MHC Adjustment                       $ 0.00    $ 0.00    $ 0.00    $ 0.00
Less:  ESOP Stock                         ($ 0.80)  ($ 0.80)  ($ 0.80)  ($ 0.80)
Less:  MRP Stock                          ($ 0.40)  ($ 0.40)  ($ 0.40)  ($ 0.40)
                                           ------    ------    ------    ------
Pro-forma Net Worth Per Share              $16.32    $15.18    $14.33    $13.59
Less:  Intangible                          $ 0.00    $ 0.00    $ 0.00    $ 0.00
                                           ------    ------    ------    ------
Pro-forma Tangible Net Worth Per Share     $16.32    $15.18    $14.33    $13.59
--------------------------------------
Net Earnings Per Share
--------------------------------------
Historical Earnings Per Share      (8)     $ 0.18    $ 0.15    $ 0.13    $ 0.11
Incremental return Per Share       (8)     $ 0.63    $ 0.64    $ 0.64    $ 0.64
ESOP Adjustment Per Share          (8)    ($ 0.11)  ($ 0.11)  ($ 0.11)  ($ 0.11)
MRP Adjustment Per Share           (8)    ($ 0.11)  ($ 0.11)  ($ 0.11)  ($ 0.11)
Normalizing Adjustment Per Share           $ 0.00    $ 0.00    $ 0.00    $ 0.00
                                           ------    ------    ------    ------
Proforma Earnings Per Share        (8)     $ 0.59    $ 0.57    $ 0.55    $ 0.53
--------------------------------------
Shares Utilized
--------------------------------------
Shares Utilized                               687       809       929     1,069
--------------------------------------
Pro-forma Ratios
--------------------------------------
Price/EPS without Adjustment                33.90     35.09     36.36     37.74
Price/EPS with Adjustment                   33.90     35.09     36.36     37.74
Price/Book Value per Share                  61.27%    65.88%    69.78%    73.58%
Price/Tangible Book Value                   61.27%    65.88%    69.78%    73.58%
Market Value/Assets                          6.27%     7.31%     8.32%     9.47%
                                         ---------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4),(5) Not applicable
(6)  Not applicable
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.

Total Shares Offered                          744       875     1,006     1,157
Price Per Share                                10        10        10        10
                                         ---------------------------------------
Gross Proceeds                              7,440     8,750    10,060    11,570
Estimated Insider Purchases                   300       300       300       300
ESOP Purchases                               -595      -700      -805      -926
                                         ---------------------------------------
Proceeds to Base Fee On                     7,145     8,350     9,555    10,944
Underwriters Percentage                      1.25%     1.25%     1.25%     1.25%
                                         ---------------------------------------
Underwriters Fee                               89       104       119       137
Advisory Fee                                    0         0         0         0
                                         ---------------------------------------
Total Underwriters Fee                         89       104       119       137
All Other Expenses                            403       403       403       403
                                         ---------------------------------------
Total Expense                                 492       507       522       540

Shares Outstanding                            744       875     1,006     1,157
Less:  New ESOP Adjustment                     60        70        81        93
Less:  Old ESOP Adjustment         (1)          0         0         0         0
Plus:  New SOP 93-6 ESOP Shares    (2)          3         4         4         5
Plus:  Old SOP 93-6 ESOP Shares    (2)          0         0         0         0
                                            -----     -----     -----     -----
Shares for all EPS Calculations               687       809       929     1,069
0
0
0
0

Dilution of Stock Options                             10.82%
Dilution of MRP                                        4.33%

Options Dilution
Shares utilized for Equity                    818       963     1,107     1,273
New Net Worth                            $ 12,145  $ 13,283  $ 14,422  $ 15,732
New Tangible Net Worth                   $ 12,145  $ 13,283  $ 14,422  $ 15,732
New Net Worth Per Share                     14.84     13.80     13.03     12.36
New Tangible Net Worth Per Share            14.84     13.80     13.03     12.36

MRP Dilution
Shares utilized for Equity                    774       910     1,046     1,203
New Net Worth                            $ 12,143  $ 13,281  $ 14,419  $ 15,730
New Tangible Net Worth                   $ 12,143  $ 13,281  $ 14,419  $ 15,730
New Net Worth Per Share                     15.69     14.59     13.78     13.07
New Tangible Net Worth Per Share            15.69     14.59     13.78     13.07

                             Offering Circular Input
                     Proforma Effect of Conversion Proceeds
                               As of June 30, 1997
                             (Dollars in Thousands)

                                         ---------------------------------------
                                          Minimum  Midpoint   Maximum  SuperMax
--------------------------------------   ---------------------------------------
Conversion Proceeds
--------------------------------------
Total Shares Offered                          744       875     1,006     1,157
Conversion Shares Offered                     744       875     1,006     1,157
Price Per Share                           $    10   $    10   $    10   $    10
Gross Proceeds                            $ 7,440   $ 8,750   $10,060   $11,570
Less:  Est. Conversion Expenses          ($   492) ($   507) ($   522) ($   540)
Estimated Net Proceeds                    $ 6,948   $ 8,243   $ 9,538   $11,030
Less:  ESOP Adjustment             (3)   ($   595) ($   700) ($   805) ($   926)
Less:  MRP Adjustment              (3)   ($   298) ($   350) ($   402) ($   463)
Estimated Net Proceeds as adjusted        $ 6,055   $ 7,193   $ 8,331   $ 9,641
--------------------------------------
Consolidated Net Earnings
--------------------------------------
Historical Earnings                       $   122   $   122   $   122   $   122
Proforma earnings on net proceeds         $   432   $   514   $   595   $   688
Less: Proforma ESOP Adjustment     (7)    $    75   $    88   $   101   $   117
Less: Proforma MRP Adjustment      (7)    $    75   $    88   $   101   $   117
Proforma net earnings                     $   404   $   460   $   515   $   576
--------------------------------------
Per Share Net Earnings
--------------------------------------
Historical Earnings Per Share      (8)    $  0.18   $  0.15   $  0.13   $  0.11
Proforma Earnings on net Proceeds  (8)    $  0.63   $  0.64   $  0.64   $  0.64
ESOP Adjustment Per Share          (8)   ($  0.11) ($  0.11) ($  0.11) ($  0.11)
MRP Adjustment Per Share           (8)   ($  0.11) ($  0.11) ($  0.11) ($  0.11)
Proforma Earnings Per Share        (8)    $  0.59   $  0.57   $  0.55   $  0.53
--------------------------------------
Stockholder's Equity
--------------------------------------
Net Worth at June 30, 1997                $ 6,087   $ 6,087   $ 6,087   $ 6,087
Net Conversion Proceeds                     6,948     8,243     9,538    11,030
Plus: MHC Adjustment               (7)          0         0         0         0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
Pro-forma Net Worth                       $12,142   $13,280   $14,418   $15,728
--------------------------------------
Stockholder's Equity Per Share
--------------------------------------
Net Worth at June 30, 1997                $  8.18   $  6.96   $  6.05   $  5.26
Estimated Net Proceeds                    $  9.34   $  9.42   $  9.48   $  9.53
Plus: MHC Adjustment                      $  0.00   $  0.00   $  0.00   $  0.00
Less:  ESOP Stock                        ($  0.80) ($  0.80) ($  0.80) ($  0.80)
Less:  MRP Stock                         ($  0.40) ($  0.40) ($  0.40) ($  0.40)
                                          -------   -------   -------   -------
Pro-forma Net Worth Per Share             $ 16.32   $ 15.18   $ 14.33   $ 13.59
Less:  Intangible                         $  0.00   $  0.00   $  0.00   $  0.00
                                          -------   -------   -------   -------
Pro-forma Tangible Net Worth Per Share    $ 16.32   $ 15.18   $ 14.33   $ 13.59
--------------------------------------
Pro-forma Ratios
--------------------------------------
Price/Book Value per Share                  61.27%    65.88%    69.78%    73.58%
Price/EPS without Adjustment                33.90     35.09     36.36     37.74
                                         ---------------------------------------

                 For FinPro Use Only - Not In Offering Circular
--------------------------------------   ---------------------------------------
Pro-forma Tangible Net Worth
--------------------------------------
Pro-forma Net Worth                      $ 12,142  $ 13,280  $ 14,418  $ 15,728
Less:  Intangible                  (5)   $      0  $      0  $      0  $      0
Pro-forma Tangible Net Worth             $ 12,142  $ 13,280  $ 14,418  $ 15,728
--------------------------------------
Pro-forma Assets
--------------------------------------
Total Assets at June 30, 1997            $112,545  $112,545  $112,545  $112,545
Net Conversion Proceeds                  $  6,948  $  8,243  $  9,538  $ 11,030
Plus: MHC Adjustment               (7)          0         0         0         0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
Pro-forma Assets Excluding Adjustment     118,600   119,738   120,876   122,186
Plus:  Adjustment                  (6)          0         0         0         0
Pro-forma Total Assets                   $118,600  $119,738  $120,876  $122,186
Shares Utilized                               687       809       929     1,069
Price/EPS with Adjustment                   33.90     35.09     36.36     37.74
Price/Tangible Book Value                   61.27%    65.88%    69.78%    73.58%
Market Value/Assets                          6.27%     7.31%     8.32%     9.47%
                                         ---------------------------------------

                                   Exhibit 9

                             Ninth Ward Savings Bank
                    Pro-Forma Analysis Sheet with Foundation
                                Includes SOP 93-6

Name of Association:                 Ninth Ward Savings Bank
Date of Letter to Association:               9/18/97
Date of Market Prices:                       9/8/97

                                                       Comparable                              All Publicly        Recent Standard
                                                        Companies         State Thrifts       Traded Thrifts     Conversion Thrifts
                                           Ninth     ---------------     ---------------     ---------------     ------------------
                             Symbols       Value     Mean     Median     Mean     Median     Mean     Median      Mean      Median
                             -------       -----     ----     ------     ----     ------     ----     ------      ----      ------
Price-Earnings Ratio           P/E
--------------------
  Last Twelve Months                  N/A
  At Minimum of Range                     125.00
  At Midpoint of Range                    100.00     36.57     28.98     11.10     11.10     29.59     23.05      23.70      23.20
  At Maximum of Range                      83.33
  At SuperMaximum of Range                 76.92

Price-Book Ratio               P/B
----------------
 Last Twelve Months                   N/A
 At Minimum of Range                       61.88%
 At Midpoint of Range                      66.49%   107.52%    99.63%   242.29%   242.29%   154.36%   142.29%     71.10%     71.90%
 At Maximum of Range                       70.37%
 At SuperMaximum of Range                  74.13%

Price-Tangible Book Ratio      P/TB
-------------------------
 Last Twelve Months                   N/A
 At Minimum of Range                       61.88%
 At Midpoint of Range                      66.49%   107.62%    99.63%   244.23%   244.23%   160.81%   145.44%     71.10%     71.90%
 At Maximum of Range                       70.37%
 At SuperMaximum of Range                  74.13%

Price-Assets Ratio             P/A
------------------
 Last Twelve Months                   N/A
 At Minimum of Range                        6.26%
 At Midpoint of Range                       7.30%    16.82%    13.94%    12.61%    12.61%    17.84%    15.50%     17.10%     17.00%
 At Maximum of Range                        8.31%
 At SuperMaximum of Range                   9.46%

Valuation Parameters
Twelve Mos. Earning Base                    Y
  Period Ended December 31, 1996                        $    (95)(1)

Pre-Conversion Book Value                   B
  As of December 31, 1996                               $  5,958

Pre-Conversion Assets                       A
  As of December 31, 1996                               $112,683

Return on Money                             R               3.57%(2)

Conversion Expenses                                     $    500
                                            X               5.71%(3)

Proceeds Not Invested                                   $  1,050 (4)

Estimated ESOP Borrowings                               $    700
ESOP Purchases                              E               8.00%
Cost of ESOP Borrowings                                 $     70 (5)
Cost of ESOP Borrowings                     S               0.00%
Amort of ESOP Borrowings                    T            10 Years

Amort of MRP Amount                         N             5 Years
Estimated MRP Amount                                    $    350 (6)
MRP Purchases                               M               4.00%
MRP Expense                                             $     70

Foundation Amount                                       $     -- (7)
Foundation Amount                           F           0.00% 0.00%
Foundation Opportunity Cost                             $      0
Tax Benefit                                 Z           $      0 (8)

Tax Rate                                   TAX             37.00%

Percentage Sold                            PCT            100.00%

Amount to be Issued to Public                           $  8,750 (9)

Earnings Multiplier                                         1.00


(1)  The expenses of the Foundation are not considered.
(2) Net Return assumes a reinvestment rate of 5.67 percent (the 1 year Treasury at June 30, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.
(7)  Not applicable
(8)  Not applicable
(9)  The amount to be offered to public.

                              Pro Forma Calculation


Calculation of Estimated Value (V) at Midpoint Value

3. V=                  P/E*Y                          =  $8,750       $10,151
                       -----
   1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2. V=                P/B*(B+Z)                        =  $8,750        $8,747
                     ---------
               1-P/B*PCT*(1-X-E-M-F)

1. V=                  P/A*A                          =  $8,750        $8,749
                       -----
               1-P/A*PCT*(1-X-E-M-F)

                                                Pre-Foundation
---------------------------------------------------------------------------------------------------------------
                                                                                    Implied
                                  Total  Price per   Total   Exchange  Conversion  Exchange    Gross   Exchange
Conclusion                       Shares    Share     Value    Shares     Shares      Ratio   Proceeds    Value
----------                       ------  ---------   -----   --------  ----------  --------  --------  --------
Appraised Value - Midpoint          875     $10     $ 8,750     --          875     #DIV/0!   $ 8,750     $0
Appraised Value - Minimum           744     $10     $ 7,440     --          744     #DIV/0!   $ 7,440     $0
Appraised Value - Maximum         1,006     $10     $10,060     --        1,006     #DIV/0!   $10,060     $0
Appraised Value - SuperMaximum    1,157     $10     $11,570     --        1,157     #DIV/0!   $11,570     $0

                     Proforma Effect of Conversion Proceeds
                              As of March 31, 1996
                             (Dollars in Thousands)

                                         ---------------------------------------
                                          Minimum  Midpoint   Maximum  SuperMax
--------------------------------------   ---------------------------------------
Conversion Proceeds
--------------------------------------
Total Shares Offered                          744       875     1,006     1,157
Conversion Shares Offered                     744       875     1,006     1,157
Price Per Share                          $     10  $     10  $     10  $     10
                                         ---------------------------------------
Gross Proceeds                           $  7,440  $  8,750  $ 10,060  $ 11,570
Plus:  Value issued to Foundation  (9)          0         0         0         0
                                         ---------------------------------------
Pro Forma Market Capitalization          $  7,440  $  8,750  $ 10,060  $ 11,570
                                         =======================================
Gross Proceeds                           $  7,440  $  8,750  $ 10,060  $ 11,570
Less:  Est. Conversion Expenses          $    485  $    500  $    515  $    532
                                         ---------------------------------------
Net Cash Proceeds                        $  6,955  $  8,250  $  9,545  $ 11,038
                                         =======================================
Net Cash Proceeds                        $  6,955  $  8,250  $  9,545  $ 11,038
Less:  ESOP Adjustment             (3)   $    595  $    700  $    805  $    926
Less:  MRP Adjustment              (3)   $    298  $    350  $    402  $    463
                                         ---------------------------------------
Net Proceeds Reinvested                  $  6,062  $  7,200  $  8,338  $  9,649
                                         =======================================
Earnings Before Conversion               $    (95) $    (95) $    (95) $    (95)
Estimated Incremental Return             $    217  $    257  $    298  $    345
Less:  Cost of ESOP                (4)   $      0  $      0  $      0  $      0
Less:  Amortization of ESOP        (7)   $     37  $     44  $     51  $     58
Less:  MRP Adjustment              (8)   $     37  $     44  $     51  $     58
                                         ---------------------------------------
Pro-forma Incremental Net Income         $    142  $    169  $    196  $    228
                                         ---------------------------------------
Pro Forma Earnings Excluding Adjustment  $     47  $     74  $    102  $    134
Earnings Adjustment                      $      0  $      0  $      0  $      0
                                         ---------------------------------------
Earnings After Conversion                $     47  $     74  $    102  $    134
--------------------------------------
Pro-forma Net Worth
--------------------------------------
Net Worth at December 31, 1996           $  5,958  $  5,958  $  5,958  $  5,958
Net Conversion Proceeds                  $  6,955  $  8,250  $  9,545  $ 11,038
Plus:  MHC Adjustment                    $      0  $      0  $      0  $      0
Plus:  After tax Foundation Contribution $     --  $     --  $     --  $     --
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
                                         ---------------------------------------
Pro-forma Net Worth                      $ 12,020  $ 13,158  $ 14,296  $ 15,607
--------------------------------------
Pro-forma Tangible Net Worth
--------------------------------------
Pro-forma Net Worth                      $ 12,020  $ 13,158  $ 14,296  $ 15,607
Less:  Intangible                  (5)   $      0  $      0  $      0  $      0
                                         ---------------------------------------
Pro-forma Tangible Net Worth             $ 12,020  $ 13,158  $ 14,296  $ 15,607
--------------------------------------
Pro-forma Assets
--------------------------------------
Total Assets at December 31, 1996        $112,683  $112,683  $112,683  $112,683
Net Conversion Proceeds                  $  6,955  $  8,250  $  9,545  $ 11,038
Plus:  MHC Adjustment                    $      0  $      0  $      0  $      0
Plus:  Tax Benefit of Foundation         $      0  $      0  $      0  $      0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
                                         ---------------------------------------
Pro-forma Assets Excluding Adjustment     118,745   119,883   121,021   122,332
Plus:  Adjustment                               0         0         0         0
                                         ---------------------------------------
Pro-forma Total Assets                   $118,745  $119,883  $121,021  $122,332
--------------------------------------
Per Share Data
--------------------------------------
Net Worth at December 31, 1996             $ 8.01    $ 6.81    $ 5.92    $ 5.15
Estimated Net Proceeds                     $ 9.35    $ 9.43    $ 9.49    $ 9.54
Plus: MHC Adjustment                       $ 0.00    $ 0.00    $ 0.00    $ 0.00
Plus: Foundation Contribution              $ 0.00    $ 0.00    $ 0.00    $ 0.00
Less:  ESOP Stock                         ($ 0.80)  ($ 0.80)  ($ 0.80)  ($ 0.80)
Less:  MRP Stock                          ($ 0.40)  ($ 0.40)  ($ 0.40)  ($ 0.40)
                                           ------    ------    ------    ------
Pro-forma Net Worth Per Share              $16.16    $15.04    $14.21    $13.49
Less:  Intangible                          $ 0.00    $ 0.00    $ 0.00    $ 0.00
                                           ------    ------    ------    ------
Pro-forma Tangible Net Worth Per Share     $16.16    $15.04    $14.21    $13.49

Historical Earnings Per Share      (8)    ($ 0.14)  ($ 0.12)  ($ 0.10)  ($ 0.09)
Incremental return Per Share       (8)     $ 0.32    $ 0.32    $ 0.32    $ 0.32
ESOP Adjustment Per Share          (8)    ($ 0.05)  ($ 0.05)  ($ 0.05)  ($ 0.05)
MRP Adjustment Per Share           (8)    ($ 0.05)  ($ 0.05)  ($ 0.05)  ($ 0.05)
Earnings Adjustment                (8)     $ 0.00    $ 0.00    $ 0.00    $ 0.00
                                           ------    ------    ------    ------
Proforma Earnings Per Share        (8)     $ 0.08    $ 0.10    $ 0.12    $ 0.13

Shares Utilized                               687       809       930     1,069
--------------------------------------
Pro-forma Ratios
--------------------------------------
Price/EPS without Adjustment               125.00    100.00     83.33     76.92
Price/EPS with Adjustment                  125.00    100.00     83.33     76.92
Price/Book Value per Share                  61.88%    66.49%    70.37%    74.13%
Price/Tangible Book Value                   61.88%    66.49%    70.37%    74.13%
Market Value/Assets                          6.26%     7.30%     8.31%     9.46%
                                         ---------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  The ESOP loan is from Holding Company and therefore, there are no costs.
(5)  Not applicable
(6)  Not applicable
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable

Total Shares Offered                          744       875     1,006     1,157
Price Per Share                                10        10        10        10
                                         ---------------------------------------
Gross Proceeds                              7,440     8,750    10,060    11,570
Estimated Insider Purchases                  -300      -300      -300      -300
ESOP Purchases                               -595      -700      -805      -926
                                         ---------------------------------------
Proceeds to Base Fee On                     6,545     7,750     8,955    10,344
Underwriters Percentage                      1.25%     1.25%     1.25%     1.25%
                                         ---------------------------------------
Underwriters Fee                               82        97       112       129
Advisory Fee                                    0         0         0         0
                                         ---------------------------------------
Total Underwriters Fee                         82        97       112       129
All Other Expenses                            403       403       403       403
                                         ---------------------------------------
Total Expense                                 485       500       515       532

Shares Outstanding                            744       875     1,006     1,157
Less:  New ESOP Adjustment                     60        70        80        93
Less:  Old ESOP Adjustment                      0         0         0         0
Plus:  New SOP 93-6 ESOP Shares                 3         4         4         5
Plus:  Old SOP 93-6 ESOP Shares                 0         0         0         0
                                            -----     -----     -----     -----
Shares for all EPS Calculations               687       809       930     1,069
0
0

Dilution of Stock Options                             10.82%
Dilution of MRP                                        4.33%

                                   Exhibit 10

                             Ninth Ward Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                    30-Jun-97
                                Includes SOP 93-6

Name of Association:                 Ninth Ward Savings Bank
Date of Letter to Association:               9/18/97
Date of Market Prices:                       9/8/97

                                                       Comparable                              All Publicly        Recent Standard
                                                        Companies         State Thrifts       Traded Thrifts     Conversion Thrifts
                                           Ninth     ---------------     ---------------     ---------------     ------------------
                             Symbols       Value     Mean     Median     Mean     Median     Mean     Median      Mean      Median
                             -------       -----     ----     ------     ----     ------     ----     ------      ----      ------
Price-Earnings Ratio           P/E
--------------------
  Last Twelve Months                  N/A
  At Minimum of Range                      15.87
  At Midpoint of Range                     17.24     36.57     28.98     11.10     11.10     29.59     23.05      23.70      23.20
  At Maximum of Range                      18.87
  At SuperMaximum of Range                 20.00

Price-Book Ratio               P/B
----------------
 Last Twelve Months                   N/A
 At Minimum of Range                       61.24%
 At Midpoint of Range                      65.83%   107.52%    99.63%   242.29%   242.29%   154.36%   142.29%     71.10%     71.90%
 At Maximum of Range                       69.74%
 At SuperMaximum of Range                  73.53%

Price-Tangible Book Ratio      P/TB
-------------------------
 Last Twelve Months                   N/A
 At Minimum of Range                       61.24%
 At Midpoint of Range                      65.83%   107.62%    99.63%   244.23%   244.23%   160.81%   145.44%     71.10%     71.90%
 At Maximum of Range                       69.74%
 At SuperMaximum of Range                  73.53%

Price-Assets Ratio             P/A
------------------
 Last Twelve Months                   N/A
 At Minimum of Range                        6.27%
 At Midpoint of Range                       7.31%    16.82%    13.94%    12.61%    12.61%    17.84%    15.50%     17.10%     17.00%
 At Maximum of Range                        8.32%
 At SuperMaximum of Range                   9.47%

Valuation Parameters
Twelve Mos. Earning Base                    Y
  Period Ended June 30, 1997                            $    (14)(1)

Pre-Conversion Book Value                   B
  As of June 30, 1997                                   $  6,087

Pre-Conversion Assets                       A
  As of June 30, 1997                                   $112,545

Return on Money                             R               3.57%(2)

Conversion Expenses                                     $    500
                                            X               5.71%(3)

Proceeds Not Invested                                   $  1,050 (4)

Estimated ESOP Borrowings                               $    700
ESOP Purchases                              E               8.00%(5)
Cost of ESOP Borrowings                                 $     70 (5)
Cost of ESOP Borrowings                     S               0.00%(5)
Amort of ESOP Borrowings                    T            10 Years

Amort of MRP Amount                         N             5 Years
Estimated MRP Amount                                    $    350 (6)
MRP Purchases                               M               4.00%
MRP Expense                                             $     70

Foundation Amount                                       $     --
Foundation Amount                           F               0.00%

Tax Rate                                   TAX             37.00%

Percentage Sold                            PCT            100.00%

Tax Benefit                                 Z           $      0

Earnings Multiplier                                         1.00

(1)  Net income for the twelve months ended June 30, 1997
(2) Net Return assumes a reinvestment rate of 5.67 percent (the 1 year Treasury at June 30, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.


                              Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3. V=                  P/E*Y                          =  $8,750,000
                       -----
   1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2. V=                P/B*(B+Z)                        =  $8,750,000
                     ---------
               1-P/B*PCT*(1-X-E-M-F)

1. V=                  P/A*A                          =  $8,750,000
                       -----
               1-P/A*PCT*(1-X-E-M-F)

                                                       Full         Exchange        Conversion
                                  Total  Price per  Conversion  ---------------  ---------------    Gross   Exchange  Exchange
Conclusion                       Shares    Share       Value    Shares  Percent  Shares  Percent  Proceeds    Value     Ratio
----------                       ------  ---------  ----------  ------  -------  ------  -------  --------  --------  --------
Appraised Value - Midpoint          875     $10       $ 8,750      0     0.00%      875  100.00%   $ 8,750     $0      #DIV/0!
Appraised Value - Minimum           744     $10       $ 7,440      0     0.00%      744  100.00%   $ 7,440     $0      #DIV/0!
Appraised Value - Maximum         1,006     $10       $10,060      0     0.00%    1,006  100.00%   $10,060     $0      #DIV/0!
Appraised Value - SuperMaximum*   1,157     $10       $11,570      0     0.00%    1,157  100.00%   $11,570     $0      #DIV/0!

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

                     Proforma Effect of Conversion Proceeds
                               As of June 30, 1997
                             (Dollars in Thousands)

                                         ---------------------------------------
                                          Minimum  Midpoint   Maximum  SuperMax
--------------------------------------   ---------------------------------------
Conversion Proceeds
--------------------------------------
Total Shares Offered                          744       875     1,006     1,157
Conversion Shares Offered                     744       875     1,006     1,157
Price Per Share                          $     10  $     10  $     10  $     10
                                         ---------------------------------------
Gross Proceeds                           $  7,440  $  8,750  $ 10,060  $ 11,570
Less:  Est. Conversion Expenses          $    485  $    500  $    515  $    532
                                         ---------------------------------------
Net Proceeds                             $  6,955  $  8,250  $  9,545  $ 11,038
--------------------------------------
Estimated Income from Proceeds
--------------------------------------
Net Conversion Proceeds                  $  6,955  $  8,250  $  9,545  $ 11,038
Less:  ESOP Adjustment             (3)   $    595  $    700  $    805  $    926
Less:  MRP Adjustment              (3)   $    298  $    350  $    402  $    463
                                         ---------------------------------------
Net Proceeds Reinvested                  $  6,062  $  7,200  $  8,338  $  9,649
Estimated Incremental Rate of Return         3.57%     3.57%     3.57%     3.57%
                                         ---------------------------------------
Estimated Incremental Return             $    216  $    257  $    298  $    344
Less:  Cost of ESOP                (4)   $      0  $      0  $      0  $      0
Less:  Amortization of ESOP        (7)   $     37  $     44  $     51  $     58
Less:  MRP Adjustment              (7)   $     38  $     44  $     51  $     58
                                         ---------------------------------------
Pro-forma Net Income                     $    141  $    169  $    196  $    228
Earnings Before Conversion               $    (14) $    (14) $    (14) $    (14)
                                         ---------------------------------------
Earnings Excluding Adjustment            $    127  $    155  $    182  $    214
Earnings Adjustment                (6)   $    310  $    310  $    310  $    310
                                         ---------------------------------------
Earnings After Conversion                $    437  $    465  $    492  $    524
--------------------------------------
Pro-forma Net Worth
--------------------------------------
Net Worth at June 30, 1997               $  6,087  $  6,087  $  6,087  $  6,087
Net Conversion Proceeds                  $  6,955  $  8,250  $  9,545  $ 11,038
Plus:  MHC Adjustment              (7)   $      0  $      0  $      0  $      0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
                                         ---------------------------------------
Pro-forma Net Worth                      $ 12,149  $ 13,287  $ 14,425  $ 15,736
--------------------------------------
Pro-forma Tangible Net Worth
--------------------------------------
Pro-forma Net Worth                      $ 12,149  $ 13,287  $ 14,425  $ 15,736
Less:  Intangible                  (5)   $      0  $      0  $      0  $      0
                                         ---------------------------------------
Pro-forma Tangible Net Worth             $ 12,149  $ 13,287  $ 14,425  $ 15,736
--------------------------------------
Pro-forma Assets
--------------------------------------
Total Assets at June 30, 1997            $112,545  $112,545  $112,545  $112,545
Net Conversion Proceeds                  $  6,955  $  8,250  $  9,545  $ 11,038
Plus:  MHC Adjustment              (7)   $      0  $      0  $      0  $      0
Less:  ESOP Adjustment             (1)       (595)     (700)     (805)     (926)
Less:  MRP Adjustment              (2)       (298)     (350)     (402)     (463)
                                         ---------------------------------------
Pro-forma Assets Excluding Adjustment     118,607   119,745   120,883   122,194
Plus:  Adjustment                               0         0         0         0
                                         ---------------------------------------
Pro-forma Total Assets                   $118,607  $119,745  $120,883  $122,194
--------------------------------------
Stockholder's Equity Per Share
--------------------------------------
Net Worth at June 30, 1997                 $ 8.18    $ 6.96    $ 6.05    $ 5.26
Estimated Net Proceeds                     $ 9.35    $ 9.43    $ 9.49    $ 9.54
Plus: MHC Adjustment                       $ 0.00    $ 0.00    $ 0.00    $ 0.00
Less:  ESOP Stock                         ($ 0.80)  ($ 0.80)  ($ 0.80)  ($ 0.80)
Less:  MRP Stock                          ($ 0.40)  ($ 0.40)  ($ 0.40)  ($ 0.40)
                                           ------    ------    ------    ------
Pro-forma Net Worth Per Share              $16.33    $15.19    $14.34    $13.60
Less:  Intangible                          $ 0.00    $ 0.00    $ 0.00    $ 0.00
                                           ------    ------    ------    ------
Pro-forma Tangible Net Worth Per Share     $16.33    $15.19    $14.34    $13.60
--------------------------------------
Net Earnings Per Share
--------------------------------------
Historical Earnings Per Share      (8)    ($ 0.02)  ($ 0.02)  ($ 0.02)  ($ 0.01)
Incremental return Per Share       (8)     $ 0.31    $ 0.32    $ 0.32    $ 0.32
ESOP Adjustment Per Share          (8)    ($ 0.05)  ($ 0.05)  ($ 0.05)  ($ 0.05)
MRP Adjustment Per Share           (8)    ($ 0.06)  ($ 0.05)  ($ 0.05)  ($ 0.05)
Normalizing Adjustment Per Share           $ 0.45    $ 0.38    $ 0.33    $ 0.29
                                           ------    ------    ------    ------
Proforma Earnings Per Share        (8)     $ 0.63    $ 0.58    $ 0.53    $ 0.50
--------------------------------------
Shares Utilized
--------------------------------------
Shares Utilized                               687       809       929     1,069
--------------------------------------
Pro-forma Ratios
--------------------------------------
Price/EPS without Adjustment                15.87     17.24     18.87     20.00
Price/EPS with Adjustment                   15.87     17.24     18.87     20.00
Price/Book Value per Share                  61.24%    65.83%    69.74%    73.53%
Price/Tangible Book Value                   61.24%    65.83%    69.74%    73.53%
Market Value/Assets                          6.27%     7.31%     8.32%     9.47%
                                         ---------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4),(5) Not applicable
(6) Earnings were adjusted for one time SAIF assessment of $493 thousand tax impacted 37%.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.

Total Shares Offered                          744       875     1,006     1,157
Price Per Share                                10        10        10        10
                                         ---------------------------------------
Gross Proceeds                              7,440     8,750    10,060    11,570
Estimated Insider Purchases                  -300      -300      -300      -300
ESOP Purchases                               -595      -700      -805      -926
                                         ---------------------------------------
Proceeds to Base Fee On                     6,545     7,750     8,955    10,344
Underwriters Percentage                      1.25%     1.25%     1.25%     1.25%
                                         ---------------------------------------
Underwriters Fee                               82        97       112       129
Advisory Fee                                    0         0         0         0
                                         ---------------------------------------
Total Underwriters Fee                         82        97       112       129
All Other Expenses                            403       403       403       403
                                         ---------------------------------------
Total Expense                                 485       500       515       532

Shares Outstanding                            744       875     1,006     1,157
Less:  New ESOP Adjustment                     60        70        81        93
Less:  Old ESOP Adjustment         (1)          0         0         0         0
Plus:  New SOP 93-6 ESOP Shares    (2)          3         4         4         5
Plus:  Old SOP 93-6 ESOP Shares    (2)          0         0         0         0
                                            -----     -----     -----     -----
Shares for all EPS Calculations               687       809       929     1,069

Dilution of Stock Options                             10.82%
Dilution of MRP                                        4.33%

                                   Exhibit 11

                                 [LOGO OMITTED]
------------------------
     About the Firm
------------------------

FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York. FinPro focuses geographically on the Mid-Atlantic region, but has performed work in all other regions across the nation.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the Statistical Report Analysis currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual President's Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro, Inc.
About the Firm                                                           Page: 2
--------------------------------------------------------------------------------

FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

     o A proprietary software program (LaRS (R)) to perform loan review analytics.

     o    A duration based asset/liability model.

     o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

     o    A branch and product profitability model.

     o    A market performance grid and branch improvement grid model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

FinPro, Inc.
About the Firm                                                           Page: 3
--------------------------------------------------------------------------------

--------------------------------
     Key Player Biographies
--------------------------------

Donald J. Musso - Managing Director and President

     Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry. Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

     Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

     He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

     Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

     Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.

FinPro, Inc.
About the Firm                                                           Page: 4
--------------------------------------------------------------------------------

Steven P. Musso - Managing Director

     Steve joined FinPro in 1989 and is one of the founding members of the firm. He has extensive experience in performing a wide array of market feasibility studies, branch profitability analysis, CRA analysis, loan reviews and work-outs and strategic planning engagements.

     Steve manages the FinPro office in Western New York. Additionally, he is responsible for managing many strategic planning, loan reviews, market feasibility and CRA engagements.

     Steve  is  responsible   for  the   development  of  FinPro's  CRA,  market
     feasibility and Loan Review products.

     Steve is currently a licensed real estate agent in New Jersey. Prior to joining FinPro he practiced real estate in Philadelphia, Pennsylvania.

     Mr. Musso has a B.S. in Finance from Syracuse University.

FinPro, Inc.
About the Firm                                                           Page: 5
--------------------------------------------------------------------------------

Kenneth G. Emerson, CPA - Director

     Ken joined FinPro in October 1996 and has concentrated on bank valuations, strategic plans, and branch profitability. His twelve years of experience at banks and brokerage firms, with respect to accounting, reporting, and information systems serve him well in this capacity. Ken's prior employers include Summit Bancorp, Valley Savings Bank, Howard Savings Bank, Carteret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. While at those institutions his responsibilities included asset/liability, cash, back office, operations, objective, and LAN management, in addition to regulatory reporting (FRB, FDIC, OTS, State of New Jersey Department of Banking, and NASD), SEC reporting, shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

     Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College.

FinPro, Inc.
About the Firm                                                           Page: 6
--------------------------------------------------------------------------------

Dennis E. Gibney - Senior Financial Analyst

     Dennis has been concentrating on the firm's asset/liability products. Market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

     Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

     Dennis worked for Merrill Lynch & Co. supporting their Mortgage-Backed trading desk in New York as an Allocations Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.

September 18, 1997


Board of Trustees
Ninth Ward Savings Bank
400 Delaware Avenue
Wilmington, Delaware 19801


Dear Board Members:

We hereby consent to the use of our firm's name, FinPro, Inc. ("FinPro") in the Application for Conversion on Form 86-AC filed by Ninth Ward Savings Bank, and any amendments thereto, for permission to convert to a stock savings institution and references to the Conversion Valuation Appraisal Report ("Report") and the valuation of Ninth Ward Savings Bank provided by FinPro, and our opinion regarding subscription rights filed as an exhibit to the applications referred to below. We also consent to the use of our firm's name and the inclusion of, summary of and references to our Report in the Form SB-2 Registration Statement filed by Delaware First Financial Corporation and any amendments thereto, the Application for Conversion on Form 86-AC filed by Ninth Ward Savings Bank, and any amendments thereto, and the notice and Application for Conversion for Ninth Ward Savings Bank, Wilmington, Delaware filed by Ninth Ward Savings Bank and any amendments thereto.


                                    Very Truly Yours,
                                    FinPro, Inc.



                                    Donald J. Musso

Liberty Corner, New Jersey
September 18, 1997

September 17, 1997


Board of Trustees
Ninth Ward Savings Bank
400 Delaware Avenue
Wilmington, Delaware 19801


Dear Board Members:

All capitalized terms not otherwise defined in this letter have the meanings given such terms in the Plan of Conversion, as amended (the "Plan") adopted by the Board of Trustees of Ninth Ward Savings Bank (the "Bank"), whereby the Bank will convert from a Federal mutual savings bank to a Federal stock savings bank and issue all of the Bank's outstanding capital stock to Delaware First Financial Corporation. (the "Company"). Simultaneously, the Company will issue shares of common stock.

We understand that in accordance with the Plan, Subscription Rights to purchase shares of the Conversion Stock are to be issued to (i) Eligible Account Holders; and (ii) the ESOP; together collectively referred to as the "Recipients". Based solely on our observation that the Subscription Rights will be available to such Recipients without cost, will be legally non-transferable and of short duration, and will afford the Recipients the right only to purchase shares of Conversion Stock at the same price as will be paid by members of the general public in the Community Offering, but without undertaking any independent investigation of state or federal law or the position of the Internal Revenue Service with respect to this issue, we are of the belief that:

     the Subscription Rights will have no ascertainable market value; and

     the price at which the Subscription Rights are excercisable will not be more or less than the pro forma market value of the shares upon issuance.

Changes in the local and national economy, the legislative and regulatory environment, the stock market, interest rates, and other external forces (such as natural disasters or significant world events) may occur from time to time, often with great unpredictability and may materially impact the value of thrift stocks as a whole or the Company's value alone. Accordingly, no assurance can be given that persons who subscribe to shares of Conversion Stock in the conversion will thereafter be able to buy or sell such shares at the same price paid in the Subscription Offering.

                                            Very Truly Yours,
                                            FinPro, Inc.




                                            Donald J. Musso
                                            President